                             LOAN AGREEMENT Among

                      MARKWEST HYDROCARBON PARTNERS, LTD.

                                      and

                  NORWEST BANK DENVER, NATIONAL ASSOCIATION,
                          individually and as Agent,

                                      and

                         FIRST AMERICAN NATIONAL BANK

                               November 20, 1992

                               TABLE OF CONTENTS
                               -----------------

Page
- ----
     SECTION 1. DEFINITIONS                                           1

     SECTION2. THE LOANS                                              9
     (a) The Term Loan                                                9
     (b) The Revolver Loan                                           10
     (c) The Loan Date                                               12
     (d) Computation and Payment of Interest; Late Payment Rate      12
     (e) Payments by Borrower                                        12
     (f) Payments to Lenders                                         12
     (g) Mandatory Payments                                          13
     (h) Fees                                                        13
     (i) Adjustments                                                 14
     (j) Increased Capital                                           14

     SECTION 3. CONDITIONS OF LENDING                                15
     (a) Initial Advance                                             15
     (b) Second Advance on the Term Loan                             18
     (c) Subsequent Advances                                         19

     SECTION 4. BORROWING BASE                                       20
     (a) Initial Borrowing Base                                      20
     (b) Information                                                 20
     (c) Subsequent Determinations of Borrowing Base                 20
     (d) Notification of Borrowing Base                              21

     SECTION 5. BORROWING BASE DEFICIENCY                            21
     (a) Repay Excess Debt                                           21
     (b) Installment Payments                                        21

     SECTION 6. SECURITY                                             21

     SECTION 7. REPRESENTATIONS AND WARRANTIES                       22
     (a) Existence                                                   22
     (b) Non-Contravention                                           23
     (c) Third Party Authorization                                   23
     (d) Authorization; Binding Effect                               23
     (e) Litigation                                                  23
     (f) Taxes                                                       23
     (g) Liens                                                       24
     (h) Names and Places of Business                                24
     (i) Use of Proceeds                                             24
     (j) Other Obligations                                           24
     (k) Full Disclosure                                             24
     (l) Margin Stock                                                25
     (m) ERISA                                                       25
     (n) Security Documents                                          25
     (o) Compliance with Laws                                        25
     (p) Financial Condition                                         26
     (q) Environmental Matters                                       26

     (r) Investment Company Act                                            26
     (s) Public Utility Holding Company Act                                26
     (t) Title to Properties; First Priority Security Interest             26
     (u) Partners, Shareholders and Subsidiaries of Borrower
         and of Related Persons                                            27
     (v) Location of Inventory                                             27

     SECTION 8. AFFIRMATIVE COVENANTS                                      27
     (a) Payment and Performance of Loans                                  27
     (b) Financial Statements                                              27
     (c) Preservation of Existence, Etc.                                   29
     (d) Maintenance of Property                                           29
     (e) Payment of Other Obligations                                      29
     (f) Insurance                                                         30
     (g) Inspection of Property, Books and Records;
         Confidentiality Agreement                                         31
     (h) Notices                                                           32
     (i) Compliance with Laws                                              33
     (j) Further Assurances                                                33
     (k) Current Ratio                                                     34
     (l) Funded Debt to Total Capitalization                               34
     (m) Tangible Net Worth                                                34
     (n) Fixed Charge Coverage Ratio                                       34
     (o) Environmental Matters                                             34
     (p) Additional Title Insurance                                        34

     SECTION 9. NEGATIVE COVENANTS                                         35
     (a) Debt                                                              35
     (b) Liens                                                             36
     (c) Guaranty Obligations                                              36
     (d) Loans and Advances                                                37
     (e) Limitation on Investments and New Businesses                      37
     (f) Mergers and Consolidations                                        37
     (g) Location of Inventory                                             38
     (h) Burdensome Undertakings                                           38
     (i) Change in Location of Business                                    38
     (j) Restricted Distributions                                          38
     (k) Disposition of Assets                                             39
     (l) ERISA                                                             39
     (m) Use of Proceeds                                                   39
     (n) Transactions with Affiliates                                      40
     (o) Contracts; Take-or-Pay Agreements                                 40

     (p) Amendments to Organizational Documents                      41
     (q) Amendments to RIMCO Loan Documents                          41

     SECTION 10. EVENTS OF DEFAULT                                   41
     (a) Non-Payment                                                 41
     (b) Certain Defaults                                            41
     (c) Other Defaults                                              41
     (d) Representation or Warranty                                  41
     (e) Security Documents and Covenant Agreements                  42
     (f) Judgments                                                   42
     (g) Insolvency                                                  42
     (h) Bankruptcy, Etc.                                            42
     (i) Cross-Default                                               43
     (j) ERISA                                                       43
     (k) Loan Documents                                              43
     (1) Material Adverse Change                                     44
     (m) Partners of Borrower                                        44
     (n) Ownership of the General Partner                            44
     (o) Failure to be a Partnership                                 44
     (p) Columbia Contracts                                          44
     (q) Regulatory Change                                           44

     SECTION 11. REMEDIES                                            44
     (a) Automatic Acceleration of Loan                              44
     (b) Optional Acceleration of Loan                               45
     (c) Setoff                                                      45

     SECTION 12. THE AGENT                                           46
     (a) Appointment                                                 46
     (b) Delegation of Duties                                        46
     (c) Exculpatory Provisions                                      46
     (d) Reliance by Agent                                           47
     (e) Notice of Default                                           47
     (f) Non-Reliance on Agent and Other Lenders                     47
     (g) Indemnification                                             48
     (h) Agent and Lenders in Their Individual Capacity              49
     (i) Successor Agent                                             49
     (j) Agent's Fee                                                 49
     (k) Borrower Entitled to Rely on Agent                          49

     SECTION 13. MISCELLANEOUS                                       49
     (a) No Waiver; Cumulative Remedies                              49
     (b) Notices                                                     50
     (c) Counterpart Execution                                       51
     (d) Governing Law; Entire Agreement                             51
     (e) Amendments and Waivers                                      51
     (f) Costs, Expenses and Indemnity                               52

     (g) Inconsistent Provisions; Severability                       53
     (h) Incorporation of Exhibits and Schedules                     53
     (i) Amendment of Defined Instruments                            53
     (j) References and Titles                                       54
     (k) Calculations and Determinations                             54
     (1) Usury                                                       54
     (m) Waiver of Right to Trial by Jury                            54
     (n) Successors and Assigns                                      55
     (o) Term of Agreement                                           55
     (p) Jurisdiction                                                55

                               LIST OF EXHIBITS
                               ----------------

    Exhibit              Title
    -------              -----

           A           Term Note
           B           Revolver Note
           C           Request for Advance
           D           Covenant Agreement
           E           Borrower's Counsel Opinion
           F           Local Counsel Opinion
           G           [Intentionally Omitted]
           H           Litigation
           I           Limited Partners of Borrower & Shareholders
                       of the General Partner
           J           Location of Borrower's Inventory
           K           Compliance Certificate
           L           Loans and Advances to Officers and Employees
           M           Form of Subordination Agreement

                                LOAN AGREEMENT
                                --------------


       THIS LOAN AGREEMENT (this "Agreement"), dated as of November 20, 1992, is
                                  ---------
among MARKWEST HYDROCARBON PARTNERS, LTD., a Colorado limited partnership, ("Borrower") with an address of 5613 DTC Parkway, Suite 400, Englewood, Colorado
  --------
80111, NORWEST BANK DENVER, NATIONAL ASSOCIATION, a national banking association ("Norwest"), with an address of 1740 Broadway, Denver, Colorado 80274-8699,
  -------
FIRST AMERICAN NATIONAL BANK, a national banking association ("First American"),
                                                               ----- --------
with an address of 4894 Poplar Ave., Memphis, Tennessee 38117, (Norwest and First American are referred to individually as a "Lender" and collectively as
                                                  ------
the "Lenders"), and NORWEST, AS AGENT FOR THE BANKS (in such capacity, the
     -------
"Aqent").
 -----

          Borrower desires to borrow from the Lenders to provide funds for the purposes set forth below, and the Lenders are willing to lend such funds to Borrower to accomplish those purposes, subject to the terms and conditions contained or referred to heroin. Accordingly, in consideration of the mutual agreements, provisions and covenants contained heroin, the parties agree as follows:

          SECTION 1. DEFINITIONS. As used herein, each of the following
                     -----------
capitalized terms shall have the meaning given it in this Section 1:

                    "Adjusted Prime Rate" shall mean an annual rate which equals
                     -------------------
the sum of the floating commercial loan rate of the Agent announced from time to time as its prime rate but which may not be the lowest or best rate charged by the Agent to any customer (the "Prime Rate") plus one percentage point per year, adjusted in each case as of the banking day in which a change in the Prime Rate occurs.

                    "Advance" shall mean the advances under the Term Loan or a
                     -------
Revolver Advance.

                    "Affiliate" shall mean as to any Person, each other Person
                     ---------
which, directly or indirectly (through one or more intermediaries or otherwise), is in control of, is controlled by, or is under common control with, such Person.

                    "Borrowing Base," shall mean, at the particular time in
                     --------------
question, either the amount provided for in Section 4(a) or the amount determined by the Lenders in accordance with the provisions of Section 4(c); provided however, that in no event shall the Borrowing Base exceed $20,000,000.
- -------- -------

                    "Borrowing Base Deficiency" shall have the meaning set forth
                     -------------------------
in Section 5.

                    "Business Day" shall mean a day other than Saturdays or
                     ------------
Sundays on which commercial banks are open for business with the public in Denver, Colorado and Memphis, Tennessee.

                    "Code" means the Internal Revenue Code of 1986, as amended,
                     ----
together with the regulations promulgated thereunder.

                    "Collateral" shall mean all tangible or intangible, real or
                     ----------
personal property subject to any of the Security Documents.

                    "Columbia Contracts" shall mean (a) the Natural Gas Liquids
                     ------------------
Purchase Agreement dated as of April 26, 1988 between Columbia Gas Transmission Corporation and Borrower as amended November 4, 1988, July 31, 1989, December 24, 1990 and January 28, 1991 (Siloam); (b) the Natural Gas Liquids Purchase Agreement dated as of December 24, 1990, between Columbia Gas Transmission Corporation and Borrower as amended January 28, 1991 (Boldman); and (c) the Contract for Construction and Lease of Boldman Plant dated December 24, 1990 between Columbia Gas Transmission Corporation and Borrower, together with any and all amendments now existing or hereafter created to any of the foregoing to the extent such amendments are otherwise permitted hereunder.

                    "Consolidated" refers to the consolidation of any Person, in
                     ------------
accordance with GAAP, with its properly consolidated subsidiaries. Reference heroin to Borrower's financial statements, financial position, financial condition, liabilities, etc. refer to the consolidated financial statements, position, condition, liabilities, etc. of Borrower and its properly consolidated subsidiaries.

                    "Controlled Group" means the Borrower and all Persons under
                     ----------------
common control or treated as a single
employer with the Borrower pursuant to Section 414(b), (c), (n) or (o) of the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

                    "Covenant Agreements" shall mean a letter agreement in the
                     -------------------
form of Exhibit D attached hereto, one from each of the General Partner and John Fox.

                    "Current Ratio" shall mean the ratio of Borrower's current
                     -------------
assets to current liabilities, both determined in accordance with GAAP.

                    "Debt" shall mean as to any Person, at a particular date,
                     ----
the sum (without duplication) of (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (b) all obligations of such Person in respect of surety bonds, letters of credit, bankers' acceptances, or similar obligations issued or created for the account of such Person, (c) all capitalized lease obligations of such Person, (d) all indebtedness created or arising under any conditional sale or other title retention agreement, (e) open lines of credit to finance futures contracts, commodities and/or options contracts, (f) all indebtedness referred to in clauses (a) through (e) above secured by a lien, encumbrance or security interest on or in property owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness, and (g) all guaranties in respect of indebtedness or obligations of other Persons of the kinds referred to in clauses (a) through (f) above.

                    "Determination Date" has the meaning given it in Section
                     ------------------
4(c)(ii).

                    "Employee Option Agreement" shall mean the Option Plan of
                     -------------------------
MarkWest Hydrocarbon Partners, Ltd. dated April 6, 1992 (without regard to any future amendments, modifications or changes thereto without the required Lenders' prior consent).

                    "ERISA" shall mean the Employee Retirement Income Security
                     -----
Act of 1974, as amended from time to time, together with all rules and regulations promulgated with respect thereto.

                    "ERISA Plan" shall mean any pension benefit plan subject to
                     ----------
Section 302 of ERISA or Title IV of ERISA maintained by Borrower or any member of a controlled group (as defined in Section 4001 (a)(14) of ERISA).

                    "Evaluation Date" shall mean the date of this Agreement and
                     ---------------
April 1 and October 1 of each year, commencing April 1, 1993.

                    "Event of Default" shall have the meaning set forth in
                     ----------------
Section 10.

                    "First American Loan" shall mean the loan to Borrower
                     -------------------
pursuant to a Loan Agreement dated June 19, 1992 in the principal amount not to exceed $3,500,000 and secured by an Arkansas Leasehold Deed of Trust with Security Agreement and Assignment of Rents and Leases dated June 19, 1992.

                    "Fiscal Quarter" shall mean a three-month period ending on
                     --------------
the last day of each March, June, September and December of any year.

                    "Fiscal Year" shall mean a twelve-month period ending on
                     -----------
December 31 of any year.

                    "Fixed Charge Coverage Ratio" shall mean for any period, the
                     ---------------------------
ratio for such period of (a) the sum of net income (or net loss) plus interest expense and non-cash charges included in determining net income (or net loss), all as determined in accordance with GAAP, to (b) the sum of interest expense included in calculating (a) and the principal portion of Debt required to be repaid during such period.

                    "Florida Mesa Project" shall mean the project in which the
                     --------------------
Borrower has invested, the purpose of which is the drilling, production, and gathering of coal bed methane gas located in La Plata County, Colorado.

                    "Funded Debt" shall mean the aggregate amount of Debt for
                     -----------
borrowed money with a maturity in excess of one year (including guarantees of such Debt) and capitalized leases, minus the outstanding principal balance, if any, under the Working Capital Facility.

                    "GAAP" shall mean generally accepted accounting principles
                     ----
and practices as consistently applied (except as otherwise required due to changes in GAAP) by Borrower and certified to by the firm of independent certified public accountants regularly employed as Borrower's auditors, such principles and practices at all times being consistent with requirements of the Financial Accounting Standards Board of the American Institute of Certified Public Accountants in effect from time to time, as applicable to the nature of the business conducted by Borrower; provided however, if any change in any
                                    -------- -------
accounting principle or practice is required by the Financial Accounting Standards Board (or any such successor), all financial covenants provided for herein may be prepared in accordance with such change only after notice of such change is given to the Agent, and the Lenders agree to such change insofar as it affects the financial covenants.

                    "General Partner" means MarkWest Hydrocarbon, Inc., a
                     ---------------
Colorado corporation.

                    "Initial Financial Statements" shall mean the audited
                     ----------------------------
financial statements of Borrower for the Fiscal Year ending December 31, 1991, and the unaudited quarterly financial statements (consisting of a current balance sheet and profit and loss statement) for Borrower as of September 30, 1992.

                    "Late Payment Rate" shall have the meaning set forth in
                     -----------------
Section 2(d)(ii).

                    "Loans" shall mean the Term Loans and the Revolver Loans.
                     -----

                    "Loan Date" shall have the meaning set forth in Section
                     ---------
2(c).

                    "Loan Documents" means this Agreement, the Notes, the
                     --------------
Security Documents, the Covenant Agreements and all other documents executed and delivered by or on behalf of Borrower to the Agent or the Lenders in connection herewith or therewith.

                    "Loan Share" means with respect to each of Norwest and First
                     ----------
American, fifty percent.

                    "Mortgages" shall mean one or more mortgages, deeds of
                     ---------
trust, collateral mortgages, acts of collateral mortgage, security agreements and assignments of proceeds of even date herewith, in favor of the Agent on behalf of the Lenders, covering certain properties of Borrower and related interests as described therein, including, without limitation, (a) Borrower's leasehold interest in the West Memphis Terminal facility it operates in West Memphis, Arkansas, (b) Borrower's Siloam fractionating facility in Greenup County, Kentucky, (c) a 38 mile long natural gas liquids pipeline which commences at the point called the Kenova Extraction Plant in Wayne County, West Virginia, runs through Boyd and Greenup Counties, Kentucky and connects to Borrower's Siloam facility described in (b) above, (d) Borrower's interest in the truck loading facility at the Cobb Extraction Plant in Kanawha County, West Virginia, and (e) Borrower's interest in the natural gas liquids extraction plant known as the Boldman Extraction Plant and the related truck loading facility, both of which are located in Pike County, Kentucky.

                    "NationsBank Loan" shall mean the loan to Borrower pursuant to a Credit Agreement with NationsBank of Texas, N.A., formerly known as NCNB Texas National Bank, dated April 16, 1990, as it may have been amended prior to the date hereof, in the principal amount of $7,000,000 and secured by a Security Agreement dated as of April 16, 1990 by 'Borrower in favor of NationsBank Texas, N.A.

                    "Note" shall mean a Term Note or a Revolver Note; all of
                     ----
which together shall be collectively referred as the "Notes."
                                                      -----
                    "Obligations" means all Debt from time to time owing by
                     -----------
Borrower to the Lenders under or pursuant to any of the Loan Documents, including without limitation the Revolver Loan and the Term Loan.

                    "Ordinary Course of Business" shall mean, in respect of any
                     ---------------------------
transaction, the ordinary course of such Person's business, substantially as conducted by such Person prior to or as of the date hereof, and undertaken by such Person in good faith and not for purposes of evading any covenant or restriction in any Loan Document, and, as applied to Borrower, shall include the acquisition of natural gas reserves and investments or participation in the Florida Mesa Project or other coal bed methane gas projects.

                    "Person" shall mean an individual, partnership, corporation,
                     ------
association, business trust, joint stock company, trust or trustee thereof, unincorporated association, joint venture, governmental unit or any agency or subdivision thereof, or any other legally recognizable entity.

                    "Related Person" shall mean any of Borrower and each
                     --------------
Subsidiary of Borrower.

                    "Request for Advance" shall mean a request for Advance
                     -------------------
meeting the requirements of Sections 2(a)(i) or 2(b)(i) hereof.

                    "Required Lenders" shall mean at any time Lenders, the Loan
                     ----------------
Shares of which aggregate 100 percent.

                    "Responsible Person" shall mean any officer of the General
                     ------------------
Partner or any other Person employed by either a Related Person or the General Partner and who should be aware of the terms of this Agreement.

                    "Revolver Advances" has the meaning given it in Section
                     -----------------
2(b).

                    "Revolver Commitment" means the amount of the Borrowing Base
                     -------------------
then in effect minus the Term Balance; provided that in no event shall the Revolver Commitment exceed $20,000,000 at any time from the date hereof through and including the last day of the Revolver Commitment Period, and thereafter, the amount of the Revolver Commitment shall be reduced in accordance with the scheduled amortization set forth in Section 2(b)(ii).

                    "Revolver Commitment Period" shall mean the period from the
                     --------------------------
date of this Agreement to and including December 31, 1994, or such earlier date on which the Revolver Notes become due and payable.

                    "Revolver Loan" shall mean the loan to Borrower by the
                     -------------
Lenders provided for in Section 2(b) hereof, the maximum principal amount of which shall never exceed the Revolver Commitment.

                    "Revolver Note" shall mean a note substantially in the form
                     -------------
of Exhibit B attached hereto, made by Borrower and payable to the order of
   ---------
Norwest or to First American, as appropriate, with appropriate insertions, together with any and all renewals, extensions, amendments and changes of, or substitutions for said note; collectively, the "Revolver Notes."
                                                --------------

                    "RIMCO Loan" shall mean the loan to Borrower pursuant to the
                     ----------
Note Agreement dated December 15, 1989 in principal amount up to $11,500,000, and secured by a Mortgage and Security Agreement dated as of April 29, 1988, to Rimco Partners, L.P., as modified by a First Modification and Amendment of Mortgage and Security Agreement dated as of January 15, 1990 between Borrower and Rimco Partners, L.P., as agent for itself and others, and by Second Modification and Amendment of Mortgage and Security Agreement dated as of October 1, 1990, between Borrower and RIMCO Partners, L.P., the Resigning Agent, and Resource Investors Management Company Limited Partnership, the Successor Agent.

                    "Security Aqreement" shall mean that certain Security
                     ------------------
Agreement of even date herewith by Borrower in favor of the Agent covering and relating to Borrower's inventory, receivables, contract rights, Cash Collateral Instruments, proceeds and certain other personal property.

                    "Security Documents" means the Mortgages and all other
                     ------------------
security agreements, deeds of trust, mortgages, chattel mortgages, assignments, pledges, guaranties, financing statements, continuation statements, extension agreements and other agreements or instruments now or hereafter delivered by Borrower to the Agent on behalf of the Lenders or to the Lenders in connection with this Agreement or any transaction contemplated hereby to secure or guarantee the payment of any part of the Obligations or the performance of any other duties and obligations of Borrower under the Loan Documents, whenever made or delivered, and shall also include all of the 'Security Documents' as defined in the Working Capital Facility.

                    "Subsidiary" means, with respect to any Person, any
                     ----------
corporation, association, partnership, joint venture, or other business or corporate entity, enterprise or organization which is directly or indirectly (through one or more intermediaries) controlled by or owned fifty-one percent or more by such Person.

                    "Tangible Net Worth" shall mean the partners' equity of
                     ------------------
Borrower less intangible assets.

                    "Term Balance" means the aggregate unpaid principal balance
                     ------------
of the Term Notes determined as of the most recent Determination Date prior to the time in question.

                    "Term Loan" has the meaning given it in Section 2(a).
                     ---------

                    "Term Note" shall mean a note substantially in the form of
                     ---------
Exhibit A attached hereto, made by Borrower and payable to the order of Norwest or to First American, as appropriate, with appropriate insertions, together with any and all renewals, extensions, amendments and changes of, or substitutions for said note; collectively, the "Term Notes."

                    "Total Capitalization" means the sum of Funded Debt plus
                     --------------------
partners' equity.

                    "Unmatured Event of Default" shall mean any event that with
                     --------------------------
the passage of time or giving of notice, or both, would constitute an Event of Default under Section 11.

                    "Working Capital Facility" shall mean the loan provided for
                     ------------------------
pursuant to that certain Working Capital Loan Agreement of even date herewith between Borrower, the Lenders and the Agent in the maximum principal amount of $5,000,000 and which loan is secured by various 'Security Documents' (as such term is defined therein).

          SECTION 2. THE LOANS.

                    (a)  The Term Loan.  Subject to the terms and conditions of
                         -------------
this Agreement, each Lender agrees to make two Advances to Borrower in an aggregate principal amount of both such Advances not to exceed its Loan Share of $13,500,000 (the "Term Loan"). The Advances of the Term Loan shall be evidenced
                  ---------
by the Term Notes. Amounts repaid under the Term Notes may not be reborrowed.

                         (i) Request for Advance under the Term Loan. Each
                             ---------------------------------------
                             Request for Advance relating to the two Advances to be made under the Term Loan shall be in the form of Exhibit C attached hereto and shall be submitted to
                             ---------
                             the Agent on or before 11:00 a.m. Denver, Colorado time on the Business Day immediately preceding the day such Advance is to be made. Upon receipt of a Request for Advance, the Agent shall promptly notify each Lender thereof. Not later than 11:00 a.m. Denver time on the next Business Day, each Lender shall make available to the Agent the amount of such Lender's Loan Share of the amount specified in the Request for Advance in immediately available funds; provided, however, that the Lenders shall
                                    --------  -------
                             not be obligated to make an Advance to Borrower that would result in the outstanding principal amount under the Term Notes exceeding $13,500,000. If all conditions precedent to each Advance have been met, Agent will on the date requested make such Advance available to Borrower in immediately available funds at Agent's office in Denver, Colorado.

                             (ii)    Dates of Advances under the Term Loan. The
                                     -------------------------------------
               first Advance under the Term Loan shall' not exceed $3,500,000 and shall be made on the Loan Date and the Second Advance shall be made on December 1, 1992 in an amount not to exceed $10,000,000.

                             (iii)   Scheduled Payments on the Term Loan. The
                                     -----------------------------------
               principal amount of the Term Notes shall be due and payable in twenty-four equal quarterly payments of $562,500.00, payable on the last day of each Fiscal Quarter, commencing March 31, 1993, with the final payment due on or before December 31, 1998, together with interest on the Term Loan, calculated and payable as set forth in Section 2(d).

                             (iv)    Optional Prepayments of the Term Loan.
                                     -------------------------------------
               Borrower may prepay all or any portion of the Term Loan without penalty or premium, at any time and from time to time, in integral multiples of $100,000 or such lesser amount equal to the then outstanding principal balance, together with accrued and unpaid interest on the principal amount so prepaid. Borrower shall give the Agent one Business Day's notice prior to any prepayment of the Term Loan. All prepayments of principal under this Subsection shall be applied to the payment of principal indebtedness due on the Term Loan in the inverse order of approaching maturities.

                    (b)  The Revolver Loan. Subject to the terms and conditions
                         -----------------
of this Agreement, each Lender agrees to make advances to Borrower (such advances are called the "Revolver Advances") from time to time during the
                         -----------------
Revolver Commitment Period, in an aggregate principal amount not to exceed its Loan Share of the Revolver Commitment. Revolver Advances shall be evidenced by the Revolver Notes. So long as an Event of Default or an Unmatured Event of Default has not occurred, during the Revolver Commitment Period, Borrower may borrow, repay and reborrow under the Revolver Notes in accordance with this
Section 2.

                         (i)       Request for Advance under the Revolver Loan.
                                   -------------------------------------------

                                   (A)  Each Request for Advance under the
                             Revolver Loan shall be in the form of Exhibit C
                                                                   ---------
                             attached hereto and shall be submitted to the Agent on or before 11:00 a.m. Denver, Colorado time on the Business Day immediately preceding the day such Revolver Advance is requested to be made. Upon receipt of a Request for Advance, the Agent shall promptly notify each Lender thereof. Not later than 11:00 a.m. Denver time on the next Business Day, each Lender shall make available to the Agent the amount of such Lender's Loan Share of the amount specified in the Request for Advance in immediately available funds; provided, however, that the
                                              -----------------
                             Lenders shall not be obligated to make any Revolver Advance to Borrower that would result in the aggregate unpaid principal balance outstanding under the Revolver Notes exceeding the Revolver Commitment. If all conditions precedent to such Revolver Advance have been met, Agent will on the date requested make such Revolver Advance available to Borrower in immediately available funds at Agent's office in Denver, Colorado .

                                   (B)  Each Revolver Advance shall be in an
          amount of at least $100,000 or such lesser amount equal to the unadvanced portion of the Revolver Loan. Each Revolver Advance shall be evidenced by the Revolver Notes.

                                   (C)  All Revolver Advances requested by
          Borrower shall be made pro rata by each Lender in proportion to such Lender's Loan Share.

                         (ii)      Scheduled Amortization of the Revolver Loan.
                                   -------------------------------------------
                             On the last day of the Revolver Commitment Period, the commitment of the Lenders to make" Revolver Advances shall terminate and the aggregate principal balance outstanding on such date under the Revolver Loan shall be due and payable in sixteen equal quarterly payments (the amount of such principal payments to be determined by dividing the amount of the outstanding principal balance of the Revolver Loan on.the last day of the Revolver Commitment Period by sixteen), payable on the last day of each Fiscal Quarter, commencing March 31, 1995, with the final payment due on or before December 31, 1998, together with interest on the Revolver Loan, calculated and payable as set forth in Section 2(d).

                             (iii) Optional Payments. Borrower may make optional
                                   -----------------
          payments on the outstanding principal balance of the Revolver Loan without penalty or premium, at any time, and from time to time, in integral multiples of $100,000 or such lesser amount equal to the then outstanding principal balance, together with accrued and unpaid interest on the principal amount so paid.. Borrower shall give the Agent one Business Day's notice in advance of any optional payment on the Revolver Loan. Upon the termination of the Revolver Commitment Period, all prepayments of principal thereafter received under this Subsection shall be applied to the payment of principal indebtedness due on the Revolver Loan in the inverse order of approaching maturities.

                    (c)  The Loan Date. The initial Advance under the Term Loan
                         -------------
shall be made on a date and at a time (the "Loan Date") selected by Borrower,
                                            ---------
but in no event earlier than the time all conditions of lending described in
Section 3(a) below have been satisfied or waived by the Lenders. The initial Revolver Advance shall not be made prior to the date of the second and final Advance to be made under the Term Loan.

                    (d)  Computation and Payment of Interest; Late Payment Rate.
                         ------------------------------------------------------

                         (i)       Interest on the Loans shall accrue daily and
                             shall be computed on the basis of a year of 365 or 366 days, as appropriate. Interest on the Loans shall be payable in arrears on the last day of each Fiscal Quarter, beginning December 31, 1992.

                             (ii) Notwithstanding anything to the contrary contained in this Agreement, overdue principal, and (to the extent permitted under applicable law) overdue interest, whether caused by acceleration of maturity or otherwise, shall bear interest at a fluctuating rate, adjustable the day of any change in such rate, equal to three percentage points above the Adjusted Prime Rate (the "Late Payment Rate)", until paid, and shall be
                                -----------------
               due and payable immediately.

                    (e)  Payments by Borrower. All payments of principal and
                         --------------------
interest hereunder shall be made at the Agent's. offices at 1740 Broadway, Denver, Colorado 80274-8699 (or at such other place as the Agent shall have designated to Borrower in writing at least one Business Day prior to the due date or prepayment date, as the case may be) by 12:00 noon Denver time on the date due or the date of prepayment (as the case may be) in immediately available funds free and clear of any and all taxes and without set-off or counterclaim or deduction of any kind. If any payment to be made by Borrower hereunder or under the Notes shall become due on a day other than a Business Day, .such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing any interest and fees in respect of such payment.

                    (f)  Payments to Lenders. Each payment by Borrower to the
                         -------------------
Agent on account of principal of and interest on the Loans or otherwise hereunder shall be distributed the same day in like funds as received from Borrower by Agent pro rata according to the Loan Share of each Lender in like funds; provided that in the event Agent receives less than the aggregate amount
       -------- ----
due to all Lenders on any day, Agent shall distribute ratably to each Lender in the case of any payment, the portion of the aggregate amount received by Agent on such day multiplied by the Loan Share of such Lender.

                    (g)  Mandatory Payments. If at any time, or from time to
                         ------------------
time, a Borrowing Base Deficiency exists, Borrower shall, within thirty Business Days after the Agent, on behalf of Lenders, gives written notice of such fact to Borrower pursuant to Section 5 hereof, make one or more mandatory prepayments to Agent for distribution to the Lenders in the principal amount determined in accordance with Section 5(a) or (b). If the Borrower elects, pursuant to Section 5(b), to repay the Borrowing Base Deficiency in six equal monthly installments, then the payments shall be due and payable exactly one calendar month apart, with the first one due and payable as set forth above in this Section 2(g). Each prepayments of principal shall be accompanied by the amount of accrued and unpaid interest on, and fees related to, the principal amount so prepaid. Any such prepayment of principal under this Section 2 shall be applied pro rata in accordance with each Lender's Loan Share, (i) first to the unpaid principal balance of the Revolver Loan until the Revolver Loan is paid in full (once the Revolver Commitment Period has expired, such prpepayment shall be applied in the inverse order of approaching maturities) and (ii) then to the unpaid principal balance of the Term Loan until the Term Loan is paid in full, in the inverse order of approaching maturities.

                    (h)  Fees.
                         ----

                         (i)       During the Revolver Commitment Period,
                             Borrower shall pay to the Lenders an unused commitment fee on the average daily difference between the Revolver Commitment and the aggregate outstanding principal amount under the Revolver Notes, at an annual rate of one-half of one percent (0.5%), payable quarterly in arrears, with the first such payment due December 31, 1992 (for the period from the date hereof through December 31,
                             1992) and ending on the last day of the Revolver Commitment Period .

                             (ii) Borrower shall pay to the Lenders on the Loan Date a one-time commitment fee of $100,000 in the aggregate, of which $10,000 has already been paid.


                    (i)  Adjustments. If any Lender (a "benefitted Lender")
                         -----------                    -----------------
shall at any time receive any payment of all or part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section ll(c), or otherwise), in a greater proportion than its Loan Share, such benefitted Lender shall purchase for cash from the other Lender such portion of such other Lender's Loans, or shall provide such other Lender with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with the other Lender; provided
                                                                       --------
however, that if all or any portion of such excess payment or benefits is
- -------
thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recover~, but without interest. Borrower agrees that any Lender so purchasing a portion of another Lender's Loans may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

                    (j)  Increased Capital. If either (A) the introduction of or
                         -----------------
any change in or in the interpretation of any law or regulation after the date hereof (and excluding any new laws or changes presently known to Agent even if they have not yet become effective) or (B) compliance by any Lender with any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by any Lender or any corporation controlling any Lender and such Lender determines that the amount of such capital is increased by or based upon the existence of the Revolver Commitment and other commitments of this type then, upon demand by such Lender, Borrower shall immediately pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender in light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the issuance or maintenance of the Revolver Commitment. Such Lender claiming compensation under this Section 2(j) shall provide Borrower with a certificate setting forth in reasonable detail the amount payable to such Lender, the reason for the additional compensation and the calculation of the additional compensation.

          SECTION 3. CONDITIONS OF LENDING.
                     ----------------------

                    (a)  Initial Advance. (i) The Lenders shall have no
                         ----------------
obligation to make the initial Advance under the Loans unless the Agent shall have received all of the following, at the Agent's office in Denver, Colorado, duly executed and delivered and in form and substance satisfactory to the Agent and its counsel:

                              (A) This Agreement, executed by Borrower, the Agent and the Lenders;

                              (B)  The Notes;

                              (C) Counterparts of the Mortgages, duly executed and acknowledged by Borrower, together with the appropriate financing statements, as may be necessary or advisable under applicable law in order to perfect and maintain, to the full extent permitted by applicable law, the first priority liens and security interests created thereby;

                              (D) With respect to the Collateral consisting of real property, an ALTA form B (or other form acceptable to the Agent) mortgagee title insurance or a binder issued by a title insurance company satisfactory to the Agent, insuring or undertaking to insure, in the case of a binder, that the Mortgages create and constitute a valid first lien against such Collateral in favor of the Agent, subject only to permitted exceptions, with such endorsements and affirmative insurance as the Agent may reasonably request;

                              (E) With respect to the Siloam fractionating facility covered by the Mortgages, one or more environmental site assessments with respect to that portion of the Collateral as the Agent may request, dated as of a recent date' and prepared by a qualified environmental engineering firm acceptable to the Agent which environmental site assessments shall be acceptable to the Lenders in their sole discretion;

                              (F) Evidence satisfactory to the Agent that all amounts outstanding under each of the First American Loan and the NationsBank Loan are being simultaneously paid in full from the proceeds of the Term Loan, or, as to the NationsBank Loan, from proceeds of the Working Capital Facility, by Borrower and all commitments of the lenders thereunder have been terminated and released and the liens and security interests securing such loans have been or simultaneously herewith are being fully released or reconveyed;

                              (G) Results of UCC lien searches as to Borrower for the States of Arizona, Arkansas, Colorado, Kansas, Michigan, Texas and West Virginia and for the following counties: Crittenden County, Arkansas; Boyd, Greenup and Pike Counties, Kentucky; and Wayne County, West Virginia, and for all other relevant filing jurisdictions as to the Collateral;

                              (H) Evidence that the Agent has been named as mortgagee/loss payee under all policies of casualty insurance, and as an additional insured under all policies of liability insurance, as required by

          Section 8(f);

                              (I) The Covenant Agreements, executed by the parties thereto;

                              (J)  A duly executed and acknowledged
          subordination agreement between Resource Investors Management Company Limited Partnership and the Agent, in form and substance acceptable to the Agent;

                              (K)  A certificate, dated the Loan Date and
          executed on behalf of Borrower by the president or a vice president of the General Partner, stating the substance of Subsections 3(a)(ii)(A),
          (C) and (D);

                              (L)  A certificate, dated the Loan Date and
          executed on behalf of Borrower by an appropriate party, which shall certify to the correctness and completeness of the following exhibits attached thereto: copies of any partnership authorization of Borrower authorizing the execution of the Loan Documents and the consummation of the transactions contemplated heroin and therein; copies of the limited partnership agreement of Borrower and all amendments thereto, and the certificate of limited partnership of Borrower;

                              (M)  A certificate, dated the Loan Date and
          executed by the Secretary or assistant Secretary of the General Partner, which shall contain the names and signature of the officers of the General Partner authorized to execute the Loan Documents on behalf of the Borrower, and which shall certify to the correctness and completeness of the articles of incorporation and bylaws of the General Partner, and the resolutions duly adopted by the Board of Directors of the General Partner authorizing the execution of the Loan Documents and the consummation of the transactions contemplated herein and therein;

                              (N) Certificates from the Colorado Secretary of State as to the good standing of Borrower and of the General Partner; and

                              (O) All other documents and assurances which the Agent reasonably requires or which it may reasonably request in connection with the transactions contemplated by this Agreement, and such documents shall be certified, when appropriate, by proper authorities.

                         (ii) The Lenders shall have no obligation to make any Advances hereunder unless the following shall be true and correct on and as of the date of such Advance:

                              (A) All representations and warranties contained in Section 7 and in the Security Documents shall be true on the Loan Date as if then given, and Borrower shall have performed or observed all terms, agreements, conditions and obligations hereunder and under the Security Documents to be performed or observed on or prior to the Loan Date;

                              (B) All legal matters incident to the Loans shall be satisfactory to counsel to the Agent, and the Agent shall have received on the Loan Date a favorable opinion addressed to the Agent and the Lenders of (x) Barry Spector, Esq., counsel for Borrower, substantially in the form set forth in Exhibit E, together with the
                                                 ---------
          certificate provided for in such Exhibit, which opinion shall cover the matters set forth in Sections 7(a)(i), (ii) and (iii), (b), (c),
          (d), (e), (r) and (s), and such other matters as the Agent or its counsel may reasonably request, and (y) Rex M. Terry, Esq. of Hardin, Jesson, Dawson & Terry, local counsel for Arkansas, and P. Bruce Leslie, Esq. of McBrayer, McGinnis, Leslie & Kirkland, local counsel for Kentucky, substantially in the form of Exhibit F attached hereto;
                                                     ---------

                              (C) No Event of Default or Unmatured Event of Default shall have occurred and be continuing or would result from the making of the requested Advance; and

                              (D) Since December 31, 1991, there has been no material adverse change in the business, financial position or results of operations of Borrower.

                              (b)  Second Advance on the Term Loan. The
                                   -------------------------------
obligation of the Lenders to make the second and final Advance under the Term Loan as set forth in Section 2 is subject to satisfaction of the conditions set forth in such Section, the satisfaction of all of the conditions set forth in
Section 3(c) and the following conditions precedent:

                                   (i)        The date of such Advance shall be
          December 1, 1992;

                                        (ii)  Agent shall have received
          concurrently with the making of such Advance a duly executed and acknowledged subordination agreement between Resource Investors Management Company Limited Partnership and the Agent and Statements of Amendment to uniform commercial code filings, in substantially the form of Exhibit M hereto;
                  ---------

                                        (iii) Counterparts of the Mortgage
          relating to the West Virginia property, duly executed and acknowledged by Borrower, together with the appropriate financing statements, as may be necessary or advisable under applicable law in order to perfect and maintain, to the full extent permitted by applicable law, the first priority liens and security interests created thereby, which Mortgage shall be in form and substance acceptable to Lenders ;

                                        (iv)  The Agent shall have received a
          favorable opinion addressed to the Agent and the Lenders of George A. Patterson, Esq. of Bowles Rice McDavid Graff & Love, local counsel for West Virginia, in form and substance acceptable to the Lenders; and

                                        (v)   Results of the UCC lien search as
          to Borrower for Kanawha County, West Virginia, satisfactory to
          Lenders.

                              (c)  Subsequent Advances. The obligation of the
                                   -------------------
Lenders to make subsequent Advances under the Revolver Commitment and to make the second and final Advance under the Term Loan, all as set forth in Section 2 is subject to satisfaction of the conditions set forth in such Section, the satisfaction of the conditions set forth in Setion 3(c) and the following conditions precedent:

                                   (i)        A certificate, dated the date of
          the requested Advance and executed on behalf of Borrower by the president or a vice president of the General Partner, stating the substance of Subsections 3(a)(ii)(A), (C) and (D);

                                        (ii)  All representations and warranties
          contained in Section 7 hereof and in the Security Documents shall be true on the date of such requested Advance as if then given, and Borrower shall have performed or observed all terms, agreements, conditions and obligations hereunder and under the Security Documents to be performed or observed on or prior to the date of such requested Advance;

                                        (iii) No Event of Default or Unmatured
          Event of Default shall have occurred and be continuing or would result from the making of the requested Advance;

                                        (iv)  Since December 31, 1991, there has
          been no material adverse change in the business, financial position or results of operations of Borrower;

                                        (v)   All legal matters relating to the
          Loan Documents, such Advance and the consummation of the transactions contemplated thereby shall be reasonably satisfactory to the Agent's counsel; and

                                        (vi)  Such Advance shall not be
          prohibited by any laws or any regulation or order of any court or governmental authority or agency and shall not subject the Lender to any penalty or other onerous condition under or pursuant to any such law, regulation or order.

          SECTION 4. BORROWING BASE.
                     ---------------

                    (a) Initial Borrowinq Base. During the period from the date
                        -----------------------
hereof to the first Determination Date (as defined in Subsection 4(c)(ii) below), the Borrowing Base shall be $20,000,000.

                    (b)  Information.  At least 45 days prior to each Evaluation
                         -----------
Date, Borrower shall furnish to Agent all information, reports and data which the Agent or any Lender has then requested concerning the business and properties of Borrower (which properties are included, at the time, in the calculation of the Borrowing Base), and its Subsidiaries, dated as of such Evaluation Date and including information concerning the oil and gas reserves owned by Borrower or its Subsidiaries and the production from acreage dedicated to gas processing plants and pipelines owned or operated by Borrower or its Subsidiaries.

                    (c)  Subsequent Determinations of Borrowinq Base. (i) The
                         -------------------------------------------
Lenders shall determine the Borrowing Base (which shall never exceed $20,000,000) semi-annually, as of April 1 and October 1 of each year that this Agreement is in effect, commencing April 1, 1993, based upon the Obligations then outstanding, the value and associated cash flow available for debt service which the lender assign, in their sole discretion, to Borrower's oil and gas reserves, its natural gas liquids processing plants, fractionater, and propane terminal, but only to the extent each of the same are subject to a perfected first priority lien in favor of the Agent for the benefit of the Lenders, and based upon such other factors, assumptions, criteria and general credit considerations as the Lenders in their sole discretion deem appropriate.

                         (ii) The Borrowing Base as so designated shall be effective on and including the date on which the Agent sends the notice provided in Section 4(d) (herein called a "Determination Date")
                                                            ------------------
          and, until the next date on which the Borrowing Base is redesignated by the Lenders. A Determination Date may occur during the period between the date on which a Request for Revolver Advance is submitted and the day on which such Revolver Advance is to be made.

                         (iii) If Borrower does not furnish to the Agent the information required by Section 4(b) by the date specified therein, the Agent may designate the Borrowing Base at any amount which the Lenders determine based on the relevant information then available to the Lenders and the Agent. The Agent may redesignate the Borrowing Base from time to time thereafter until the Lenders receive the required information, whereupon a new Borrowing Base shall be determined as described above.


                         (iv) No increase in the Borrowing Base shall be made at any time unless the amount of such increase is agreed to by all Lenders.

                    (d)  Notification of Borrowinq Base. The Agent shall give
                         ------------------------------
written notice to Borrower of the amount determined pursuant to Section 4(c) as the Borrowing Base for such period as soon as possible after the Lenders have made such determination. Until the Agent has notified Borrower of the Borrowing Base for such period pursuant to this Section 4(d), the Borrowing Base shall be the amount determined pursuant to this Section 4 for the immediately preceding period.

          SECTION 5. BORROWING BASE DEFICIENCY. If the aggregate unpaid
                     -------------------------
principal amount outstanding under the Notes exceeds the Borrowing Base then in effect (the "Borrowing Base Deficiency"), Borrower shall take one of the
             -------------------------
following actions following receipt of notice from the Agent of the existence of such Borrowing Base Deficiency:

                    (a)  Repay Excess Debt. Within 30 calendar days following
                         -----------------
receipt of such notice from the Agent, make a mandatory prepayment on the Loans in accordance with Section 2(g) in an amount equal to the Borrowing Base Deficiency; or

                    (b)  Installment Payments. Make mandatory prepayments of the
                         --------------------
Loans in an aggregate amount equal to the Borrowing Base Deficiency, payable in six equal monthly installments, with the first installment due within 30 calendar days following receipt of such notice from the Agent; such mandatory prepayments to be made in accordance with Section 2(g) hereof.

          Failure of Borrower to comply with this Section 5 shall be an immediate Event of Default.

          SECTION 6. SECURITY. The repayment of the Loans and the Notes and all
                     --------
extensions and renewals thereof, and the performance of all obligations of Borrower hereunder, shall be secured by the Security Documents.

          SECTION 7. REPRESENTATIONS AND WARRANTIES. Borrower represents and
                     ------------------------------
warrants to the Agent and each Lender that:

                    (a)  Existence.
                         ---------

                         (i)        Borrower is a limited partnership duly
                              organized, validly existing and in good standing under the laws of the State of Colorado, and is qualified to do business in Arkansas, Kentucky, Texas and West Virginia and in every other jurisdiction in which the nature of its business or the ownership of its assets requires such qualification and failure to so qualify could have a material adverse effect on Borrower, its business, operations, assets, property, prospects or condition (financial or otherwise);

                              (ii)  Each of the Related Persons other than
          Borrower is duly organized, validly existing and in good standing under the laws of the state of its incorporation or formation and is qualified to do business in every jurisdiction in which the nature of its business or the ownership of its assets requires such qualification and failure to so qualify could have a material adverse effect on Borrower or such Related Person, its business, operations, assets, property, prospects or condition (financial or otherwise);

                              (iii) Each Related Person has the power and authority to own the property which it owns and to carry on its business as such business is now conducted; and

                              (iv) Each Related Person has all franchises, permits, licenses and similar agreements necessary to carry on its business as now conducted, and has not received any notices of default or termination under any of such agreements.

                    (b)  Non-Contravention. The execution, delivery and
                         -----------------
performance by the Borrower of this Agreement, and the other Loan Documents and the borrowings hereunder, and the consummation of the transactions contemplated herein and therein will not conflict with the limited partnership agreement or other organizational or governing documents of any Related Person, or conflict with or result in any breach of any mortgage, lien, lease, agreement, instrument, order, judgment, decree, law, rule, regulation or any other restriction of any kind or character to which any Related Person is a party or is subject or by which any Related Person or its properties are bound or affected or result in the creation or imposition of any lien, charge or encumbrance upon. any property of any Related Person.

                    (c)  Third Party Authorization. No consent, approval,
                         -------------------------
exemption, authorization or order of or other action by, and no notice to or filing with, any court or governmental authority or third party is required by any Related Person in connection with the execution, delivery or performance by Borrower of this Agreement, or any other Loan Document or to consummate any transactions contemplated hereby or thereby.

                    (d)  Authorization; Binding Effect. Borrower has full power
                         -----------------------------
and authority to enter into this Agreement and the other Loan Documents. The execution and delivery of this Agreement, and the other Loan Documents, and the performance and observance of their terms, conditions and obligations, have been duly authorized by all necessary action by Borrower and the General Partner. This Agreement and the Notes are, and the other Loan Documents when duly executed and delivered will be,' legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights.

                    (e)  Litigation. Except as disclosed in Exhibit H attached
                         ----------                         ---------
hereto, there are no actions, suits, proceedings or claims against any Related Person or the General Partner or any of their respective properties pending or, to the knowledge of Borrower, threatened before any court or by or before any governmental instrumentality, which could have a material adverse effect on the business, operations, property, prospects or condition (financial or otherwise) of any Related Person or the ability of Borrower to perform its obligations under this Agreement, or any of the other Loan Documents. There exists no default or breach by any Related Person with respect to any order, writ, injunction, decree or demand of any court or governmental instrumentality, nor does the execution, delivery or performance by Borrower of this Agreement or any of the other Loan Documents result in any such default or breach.

                    (f)  Taxes. Each Related Person has filed all required tax
                         -----
returns and paid all taxes and other governmental charges or levies imposed upon or against it or its properties, including the Mortgages and the Collateral, or profits before the same became in default, except those being contested in good faith and by appropriate proceedings, for which adequate reserves have been set up by such Person, and for which there is no risk of loss 'of any of the Collateral.

                    (g)  Liens. All property and assets of Borrower are free and
                         -----
clear of all liens and encumbrances except (i) the liens permitted by Section 9(b) hereof, and (ii) the liens pursuant to the First American Loan and the NationsBank Loan, both of which will be released simultaneously with the execution of this Agreement.

                    (h)  Names and Places of Business. No Related Person has
                         ----------------------------
been known by, or used any other partnership, trade, or fictitious name. The chief executive office and principal place of business of Borrower and the General Partner have been located at the address of Borrower set out in Section 13(b) for at least the four months immediately preceding the date hereof. The place where Borrower keeps its books and records concerning the Collateral is at Borrower's address for notices set forth in Section 13(b), and has been there for at least the four months immediately preceding the date hereof.

                    (i)  Use of Proceeds. (i) The proceeds of the Term Loan
                         ---------------
shall be used solely to finance existing assets of Borrower and to repay the principal of and accrued interest on outstanding Debt of Borrower, including repayment in full of the First American Loan, , and (ii) the proceeds of the Revolver Loan shall be used solely for general business or commercial purposes, including capital expenditures and acquisition of natural gas processing and natural gas liquids related facilities. In no event shall funds from any Advance be used directly or indirectly by any Person for personal, family, household or agricultural purposes.

                    (j)  Other Obligations. No Related Person has any
                         -----------------
outstanding Debt of any kind (including contingent obligations, tax assessments, and unusual forward or long-term commitments) which is, in the aggregate, material to such Related Person or material with respect to Borrower's Consolidated financial condition and not shown in the Initial Financial Statements.

                    (k)  Full Disclosure. No certificate, statement, report or
                         ---------------
other information delivered herewith or heretofore by any Related Person or the General Partner to Agent or the Lenders in connection with the negotiation of this Agreement or in connection with any transaction contemplated hereby contains any untrue statement of a material fact or omits to state any material fact known to such Person necessary to make the statements contained herein or therein not materially misleading as of the date made or deemed made. There is no fact known to any Related Person or the General Partner that has not been disclosed to the Agent or the Lenders in writing that could materially and adversely affect Borrower's properties, business, prospects or condition (financial or otherwise).

                    (l)  Margin Stock. No Related Person is engaged principally,
                         ------------
or as one of its important activities, in the business of extending credit to others for the purpose of purchasing or carrying any "margin stock" or any "margin securities" (as such terms are defined respectively in Regulation U and Regulation G promulgated by the Board of Governors of the Federal Reserve System).

                    (m)  ERISA. Neither Borrower nor any member of its
                         -----
Controlled Group maintains, or has ever maintained any ERISA Plan. Borrower and the members of its Controlled Group are in compliance with ERISA and the Code in all material respects as to all employee benefit plans maintained by Borrower and the members of its Controlled Group. Neither Borrower nor any member of its Controlled Group is, or has ever been, required to contribute to, or has, or has ever had, any other absolute or contingent liability in respect of, any "multiemployer plan" as defined in Section 4001 of ERISA. Neither the Borrower nor any member of its Controlled Group has ever represented, promised, or contracted (whether in oral or written form) to any current or former employee (either individually or as a group) that such current or former employee(s) would be provided, at any cost to any member of the Controlled Group, with any employee welfare benefits (within the meaning of Section 3(1) of ERISA) following retirement or termination of employment. All members of the Controlled Group have complied in all material respects with the notice and continuation coverage requirements of Section 4980B of the Code.

                    (n)  Security Documents. The warranties and representations
                         ------------------
contained in the Security Documents are true and correct in all material respects.

                    (o)  Compliance with Laws. Each Related Person is in
                         --------------------
material compliance with all laws, rules and regulations, and determination of any arbitrator or governmental authority applicable to or binding upon it or any of its property or to which it or any of its property is subject.

                    (p)  Financial Condition. The Initial Financial Statements
                         -------------------
fairly present Borrower's financial position at the date thereof and the results of Borrower's operations and cash flows for the period thereof. Since December 31, 1991, there has been no material adverse change in the business, financial position or results of operations of Borrower.

                    (q)  Environmental Matters. (i) The operations of each
                         ---------------------
Related Perso comply in all material respects with all federal, state or local laws, statutes, rules, regulations, and all administrative orders, licenses, authorizations and permits of any governmental authority, relating to environmental or public health and safety; (ii) none of the operations of any Related Person is the subject of federal, state or local investigation evaluating whether any material remedial action is needed to respond to a release of any hazardous or toxic waste, substance or constituent into the environment; (iii) no Related Person has (and to the best knowledge of Borrower, nor has any other person) filed any notice under any federal, state or local law indicating that such Person is responsible for the release into the environment, or the improper storage, of any material amount of any hazardous or toxic waste, substance or constituent or that any such waste, substance or constituent has been released, or is improperly stored, upon any property of such Person; and
(iv) no Related Person otherwise has any known material contingent liability in connection with the release into the environment, or the improper storage, of any such waste, substance or constituent.

                    (r)  Investment Company Act. No Related Person is an
                         ----------------------
"investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

                    (s)  Public Utility Holding Company Act. No Related Person
                         ----------------------------------
is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                    (t)  Title to Properties; First Priority Security Interest.
                         -----------------------------------------------------
Each Related Person and the General Partner have good and indefeasible title to all of their respective material properties and assets, free and clear of all liens except those permitted by Section 9(b) hereof. Upon filing and recording of the Mortgages and the related financing statements in the locations specified in the opinions provided to the Lenders pursuant to Section 3(a)(ii)(B) hereof, the Agent, on behalf of the Lenders will have a perfected first priority lien or security interest in all of the Collateral.

                    (u)  Partners, Shareholders and Subsidiaries of Borrower and
                         -------------------------------------------------------
of Related Persons. The General Partner is the sole general partner of Borrower.
- ------------------
The identity of the limited partners of Borrower and their respective limited partnership interests are set forth in Exhibit I hereto and the identity and
                                       ---------
percentage ownership interest of the shareholders of General Partner are set forth in Exhibit I. Borrower does not presently have any Subsidiaries or own any
         ---------
stock or equity interest in any corporation, partnership, joint venture or association, except for Borrower's interests in the Florida Mesa Project and except, after the date hereof, interests acquired as permitted by Section 9(e) hereof.

                    (v)  Location of Inventory. The location of all of
                         ---------------------
Borrower's inventory is set forth in Exhibit J hereto.
                                     ---------

          SECTION 8. AFFIRMATIVE COVENANTS. Until payment in full of tile Loans
                     ---------------------
and termination of all commitments by the Lenders to make Advances hereunder, without the prior written consent of the Required Lenders:

                    (a)  Payment and Performance of Loans. Borrower shall duly
                         --------------------------------
and punctually pay or cause to be paid in lawful money of the United States, the principal and interest on the Loans upon the dates, at the place and in the manner set forth in Section 2 hereof, and perform and observe all other obligations of Borrower under this Agreement and the other Loan Documents.

                    (b)  Financial Statements. Each of the Related Persons shall
                         --------------------
keep proper books of record and account in which full, true and correct entries will be made of all business, dealings and affairs in accordance with GAAP, and Borrower shall deliver to the Agent sufficient copies for each Lender, at Borrower's expense and in an acceptable format:

                         (i)        Within 120 calendar days after the end of
                              each Fiscal Year, complete audited annual financial statements of Borrower, together with all notes thereto, prepared in reasonable detail in accordance with GAAP, together with an unqualified opinion, based on an audit conducted by Price Waterhouse or other independent certified publi c accountants selected by Borrower and acceptable to the Lenders, stating that such financial statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise required due to changes in GAAP);

                              (ii) Within 45 calendar days after the end of each calendar month, an unaudited monthly income statement, balance-sheet and statement of cash flows for the subject month, prepared in reasonable detail and in accordance with GAAP, together with a report describing for each natural gas liquids processing or distribution facility the revenue and expenses (including capital expenditures) relating thereto, the "throughput" figures for such facilities for such calendar month, and a list of the prices, capital expenditures, new material contracts and amendments to existing material contracts relating thereto. For purposes of this Subsection 8(b)(ii), "material contract" shall mean any contract with a term exceeding one year or a value exceeding $1,000,000.

                              (iii) Together with delivery of each of the
          financial statements described in Subsection (i) and (ii) above, a certificate signed by the president or chief financial officer of the General Partner of Borrower in the form of Exhibit K attached hereto,
                                                     ---------
          stating that he or she has read this Agreement and made all other necessary investigations, attesting to the authenticity of such financial statements, showing the calculation of and compliance with the financial covenants contained in this Agreement, and stating that in making the examination and reporting on such financial statements, he or she concluded that there did not exist any condition or event at the end of such Fiscal Year or at the time of such certificate which constituted an Event of Default or an Unmatured Event of Default, or, if such condition or event existed, specifying the nature and period of existence of any such condition or event;

                              (iv) Within 120 calendar days after the end of each Fiscal Year, annual unaudited Consolidated financial statements of the General Partner, together with all notes thereto, prepared in reasonable detail in accordance with GAAP applied on a basis consistent with prior years; provided, however, that if the General
                                       --------  -------
          Partner has an audited financial statement prepared for any reason, at any time, then such audited financial statement shall be promptly furnished to the Agent together with any opinion obtained from its independent certified public accountants relating thereto;

                              (v) Within 30 days after the same are filed, copies of all financial statements, registration statements and regular, periodical or special reports that any Related Person or the General Partner may make to, or file with, the Securities and Exchange Commission or any stock exchange; and

                              (vi) Within 30 days, such additional financial and other information as any of the Agent or either of the Lenders may from time to time reasonably request, including without limitation reasonable detail with respect to the information provided on an aggregate basis pursuant to Subsection (ii) above.

                    (c)  Preservation of Existence, Etc. (i) Borrower shall
                         ------------------------------
maintain in full force and effect Borrower's existence as a limited partnership and its good standing under the laws of the State of Colorado and its right to transact business in the States of Arkansas, Kentucky, Texas and West Virginia; and (ii) each Related Person shall maintain its good standing under the laws of the state of its formation and its right to transact business in all states where its activities and ownership of assets are such that qualification to transact business is necessary under the laws of such states and failure to so qualify could have a material adverse effect on such Person or on Borrower, or on Borrower's business, property, prospects, assets, operations or condition (financial or otherwise).

                    (d)  Maintenance of Property. Borrower shall maintain,
                         -----------------------
preserve, protect and keep in good repair and in good working order and condition the Collateral; and each Related Person shall maintain all other properties, real or personal, used or useful in its business in good repair and in good working order and condition.

                    (e)  Payment of Other Obliqations.
                         ----------------------------

                         (i)       Each Related Person shall duly and punctually
                              pay and discharge (A) all taxes, assessments and other governmental charges assessed against or imposed upon or with respect to such Person or its properties or assets prior to the date when they shall become delinquent unless the same are being contested in good faith and by appropriate proceedings and appropriate reserves have been established in accordance with GAAP and there is no risk of loss of any of the Collateral; (B) all charges for labor, materials and supplies which if unpaid might become a lien against any part of the property of such Person unless the same are being contested in good faith and by appropriate proceedings and appropriate reserves have been established in accordance with GAAP and there is no risk of loss of any of the Collateral; and (C) all federal and state social security, worker's compensation and similar taxes, payments and contributions for which such Person may be liable, before the same become delinquent unless the same are being contested in good faith and by appropriate proceedings and appropriate reserves have been established in accordance with GAAP and there is no risk of loss of any of the Collateral; and

                              (ii) duly and punctually pay all Debt obligations (principal and interest), including without limitation, accounts payable and lease obligations, unless the same are being contested in good faith and by appropriate proceedings and appropriate reserves have been established in accordance with GAAP.

                    (f)  Insurance. Each Related Person shall keep all of its
                         ---------
insurable property, real and personal, adequately insured at all times against fire and against such other risks as are customarily insured against by similar businesses of a comparable size, and fully insure against its employer's and public liability risks in financially sound and reputable insurance companies, all in such amounts and upon such terms and conditions, including deductibles, consistent with industry standards. Each insurance policy covering Collateral shall be endorsed (i) to provide for payment of losses to the Agent, for the benefit of the Lenders, as its interests may appear, (ii) to provide that such policies may not be cancelled, reduced or affected in any manner for any reason without fifteen days prior notice to the Agent, (iii) to provide for any other matters specified in any applicable Security Document or which the Lenders or the Agent may reasonably require; (iv) to provide for insurance against fire, casualty and any other hazards normally insured against, in the amount of the full value (less a reasonable deductible not to exceed amounts customary in the industry for similarly situated businesses and properties) of the property insured, and (v) business interruption insurance in an amount equal to the cost of operating Borrower's business as reasonably determined by Borrower for a six-month period, which may change from time to time depending upon Borrower's costs of operation at the time in question. Each Related Person shall at all times maintain adequate insurance against its liability for injury to persons or property, which insurance shall be by financially sound and reputable insurers. A true and complete list of all currently existing insurance of Borrower has been furnished to the Agent prior to the date hereof. It is understood, and Agent and Lenders agree, that based on existing circumstances Borrower has no obligation to insure inventory.

                    (g)  Inspection of Property, Books and Records;
                         -----------------------------------------
Confidentiality Agreement. Borrower shall permit the Agent's and any Lender's
- -------------------------
duly authorized officers, employees and agents to inspect (and make copies of or abstracts therefrom) the Collateral and the other property, books and records of Borrower and to discuss Borrower's affairs, finances and accounts with Borrower's officers and its independent accountants, and furnish any other data which the Agent or any Lender may reasonably request, all at the expense of Borrower and at any reasonable time and as often as the Agent or any Lender may reasonably request; provided that Borrower shall not be liable for expenses
                    -------- ----
arising out of the gross negligence or willful misconduct of the inspecting party; provided, further, that Borrower shall not be required to give access to
       --------  -------
any party inspecting the property subject to any of the Mortgages, if such inspecting party refuses or is unwilling or unable to comply with the reasonable safety requirements of Borrower relating to the property to be inspected. Each Lender agrees that, until the occurrence of an Event of Default, it will take all reasonable steps to keep confidential any proprietary information given to it by any Related Person including without limitation any environmental information or reports pertaining to the property subject to the Mortgages, provided, however, that this restriction shall not apply to information which
- --------  -------
(i) has at the time in question entered the public domain, (ii) is required to be disclosed by law or by any order, rule or regulation (whether valid or invalid) of any court or governmental agency, or authority, (iii) is disclosed to such Lender's external auditors, (iv) is disclosed to such Lender's affiliates', agents or attorneys, or (v) is furnished to purchasers or prospective purchasers of participations or other interests in the Loans or the Notes; provided that before making the disclosures described in the immediately preceding clauses (iv) and (v), such Lender shall direct in writing the Persons to whom such proprietary information is to be disclosed to comply with the confidentiality provisions set forth in this Section 8(g). Borrower agrees that if either Lender breaches its confidentiality agreement contained in this Section 8(g), Borrower's exclusive remedy shall be an action for actual damages and such breach shall not be asserted in any action for payment hereunder or under the Notes or in a foreclosure of any of the Security Documents.

                    (h)  Notices. Borrower shall give written notice to the
                         -------
Agent within three days after a Responsible Person becomes aware of any of the following:

                         (i)      Any material adverse change in the business,
                            property, prospects, assets, operations or condition (financial or otherwise), of Borrower or any other Related Person;

                            (ii) Any Event of Default or Unmatured Event of Default;

                            (iii) The institution of any litigation or other proceeding before any governmental body or official against any Related Person or any of their respective assets and any developments in any pending litigation or other proceeding before any governmental body or official that could materially affect Borrower or such Related Person, its business, property, prospects, assets, operations or condition (financial or otherwise);

                              (iv) Any existing or pending investigation or inquiry by any governmental authority in connection with any applicable Environmental Laws (as such term is defined in the Mortgages);

                              (v) The institution of, or material development in, any litigation affecting any of the Collateral, or any other dispute or claim that could have a material adverse effect on any of the Collateral or the calculation of the Borrowing Base;

                              (vi) Any fact that causes or may cause the Agent, on behalf of the Lenders, or the Lenders to fail to have a valid, enforceable and perfected first priority lien on or security interest in any of the Collateral, except as expressly permitted by this Agreement or the Security Documents and except as a result of the acts or omissions of the Agent or either Lender; or

                              (vii) The shut-down of any natural gas liquids processing facility owned or leased by Borrower for a period of 48 consecutive hours or more or of any planned shut-down of any such facility that is expected to be in effect for a period of 48 consecutive hours or more (notice of any actual shut-down shall be given to Agent within 24 hours after the occurrence thereof and notice of any such planned shut-down shall be given to Agent in advance).

                    (i)  Compliance with Laws. Each Related Person shall comply
                         --------------------
in all material respects with all applicable laws, statutes, rules and regulations of the United States and of any state or municipality, and of any official, arbitrator or governmental authority, in respect of the conduct of business and ownership of property by such Person.

                    (j)  Further Assurances. Borrower shall promptly and,
                         ------------------
insofar as not contrary to applicable law, at Borrower's own expense, (i) file and refile in such offices, at such times and as often as may be reasonably necessary, every instrument and every amendment thereto, and take such other action, as may be reasonably necessary or desirable to create, perfect, maintain and preserve all liens and security interests intended to be created by Borrower under the Security Documents in favor of the Agent for the benefit of the Lenders or in favor of the Lenders and to protect and preserve the rights and remedies of the Agent and the Lenders thereunder, (ii) furnish to the Agent evidence reasonably satisfactory to the Agent of all such filings and refilings,
(iii) otherwise do all things necessary or expedient to be done to effectively create, perfect, maintain and preserve the liens and security interests intended to be created by the Security Documents as a lien on real property and fixtures and a security interest in personal property and fixtures, and (iv) pay all fees and expenses (including counsel fees) incident to this Agreement and in compliance with this Section. In addition, Borrower covenants and agrees that if all or any part of the Loans become subject to the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as it may be amended from time to time, or other governmental regulation requiring appraisals, surveys or similar requirements as to all or any part of the Collateral, Borrower shall promptly provide the Agent and the Lenders with any appraisals, surveys or other items required to have the Loans be in compliance with all applicable state and federal laws, at its sole cost and expense.

                    (k)  Current Ratio. Borrower shall maintain a Current Ratio
                         -------------
of not less than 1.1 to 1.0.

                    (1)  Funded Debt to Total Capitalization. Borrower's Funded
                         -----------------------------------
Debt shall not exceed 65% of its Total Capitalization.

                    (m)  Tangible Net Worth. Borrower shall maintain a Tangible
                         ------------------
Net Worth equal to or greater than the sum of $15,000,000 plus 25 percent of consolidated net income determined in accordance with GAAP and earned by Borrower after December 31, 1991 (but excluding any net losses).

                    (n)  Fixed Charge Coverage Ratio. Borrower shall maintain a
                         ---------------------------
Fixed Charge Coverage Ratio, determined as of the end of any Fiscal Quarter, commencing with the Fiscal, Quarter ending December 31, 1992, calculated on a rolling four quarter basis, Of not less than 1.5.

                    (o)  Environmental Matters. No Related Person shall cause or
                         ---------------------
permit the use or storage of Hazardous Substances or Solid Waste (as such terms are defined in the Mortgages) on, in or in connection with such Persons's properties or disposal of Hazardous Substances or Solid Waste from such Person's properties, except in full compliance with all Environmental

Laws (as such term is defined in the Mortgages), or make any use of such Person's properties that results in any requirement that such Person apply for or obtain a permit under RCRA (as such term is defined in the Mortgages) or other Environmental Law.for the treatment, storage or disposal of Hazardous Substances or Solid Waste. Borrower covenants and agrees to keep or cause each Related Person's properties to be kept free of any Hazardous Substances or Solid Waste except in full compliance with all Environmental Laws, and, promptly upon the discovery that the presence of any such substance on any of their respective properties is not in full compliance, to remove the same (or if removal is prohibited by law, to take whatever action is required by law) at Borrower's sole expense.

                    (p)  Additional Title Insurance. If Borrower's operations,
                         --------------------------
plant or equipment on its Siloam facility are to be expanded beyond the 190-acre area it presently occupies and which is described in the Mortgagee's title insurance policy delivered to the Agent pursuant to Subsection 3(a)(i)(D), Borrower will furnish the Agent with an updated ALTA Form B mortgage title policy (or such other form as is acceptable to the Agent) showing a first lien in favor of the Agent, for the benefit of the Lenders, on such expanded area.

       SECTION 9. NEGATIVE COVENANTS. Until payment in full of the Loans and
                  ------------------
termination of all commitments by the Lenders to make Advances hereunder, neither Borrower nor any of the other Related Persons shall, without the prior written consent of the Required Lenders:

                    (a)  Debt. Create, incur, assume or permit to exist any
                         ----
          Debt, except:



                         (i)       The Loans and the Working Capital Facility;

                            (ii) Debt incurred to finance the acquisition or construction by Borrower of one or more projects consistent with Borrower's covenant contained in Section 9(e) hereof and for which recourse is limited to the property included in the project and is no-recourse to Borrower and the Collateral;

                            (iii) Obligations under leases, whether capital or operating leases, provided that the obligations payable in any one year do not, in the aggregate, exceed $2,000,000;

                            (iv)   Debt incurred pursuant to Borrower's or any
Related Person's hedging activities related to such Person's line of business in the futures or commodities market such that (A) the liability under open lines of credit to finance futures contracts, commodities and/or option contracts does not exceed $1,000,000 in the aggregate at any one time outstanding, and (B) recourse is limited to Borrower's or such Related Person's position in futures contracts;

                            (v)    Current accounts and charges, payable or
accrued, incurred in the ordinary course of Borrower's or any Related Person's business; and

                            (vi)   Debt under the RIMCO Loan in a maximum
principal amount not to exceed at any one time outstanding (A) $11,500,000 from the date hereof through and including December 1, 1992, and (B) $500,000 thereafter.

                    (b)  Liens. Create, assume or permit to exist any mortgage,
                         -----
pledge, security interest, lien or other encumbrance upon any Related Person's properties or assets, whether now owned or hereafter acquired, real or personal, except:

                          (i)      The Security Documents;

                             (ii) Liens for taxes not delinquent or being contested in good faith and by appropriate proceedings and for which adequate reserves have been set aside on such Person's books;

                             (iii) Operator's, mechanic's, workmen's, materialmen's and other like liens arising in the Ordinary Course of Business in respect of obligations not overdue or which are being contested in good faith and by appropriate proceedings and for which adequate reserves have been set aside on such Person's books and for which there is no risk of loss of any of the Collateral;

                             (iv) Liens or encumbrances, if any, permitted by the Security Documents; and

                              (v)   Liens securing Debt permitted by Section 9
          (a) above.

                    (c)  Guaranty Obligations. Assume, guarantee, endorse or
                         --------------------
otherwise become or be contingently liable upon (by direct or indirect agreement, contingent or otherwise, or by operation of law, to provide funds for payment, to supply funds to, or otherwise invest in, a debtor, or otherwise assure a creditor against loss) for the Debt, obligation, undertaking or other liability of any other Person, or otherwise become or be responsible in any manner (whether by agreement to purchase any obligations, stock, assets, goods or services, or to supply or advance any funds, assets, goods or services, or otherwise) with respect to any undertaking of any other Person, except (i) guarantees by Borrower of Debt incurred by MarkWest Energy Partners, Ltd. in connection with the Florida Mesa Project so long as such guarantees do not exceed $1,000,000 in the aggregate at any one time, and (ii) endorsements of negotiable instruments for deposit or collection and similar transactions in the ordinary course of its business.

                    (d)  Loans and Advances. Make any loans or advances to any
                         ------------------
Person, except for (i) accounts receivable or notes receivable arising from the sale or lease of goods or services in the Ordinary Course of Business; (ii) as part payment in the Ordinary Course of Business on its ordinary equipment rental, repair, replacement and operating needs, or (iii) loans and advances to officers and employees of Borrower to the extent and in the amount reflected on in Exhibit L.
   ---------

                    (e)  Limitation on Investments and New Businesses. (i) Make
                         --------------------------------------------
any expenditure or commitment or incur any obligation or enter into or engage in any transaction except in the Ordinary Course. of Business, (ii) engage directly or indirectly in any business or conduct any operations except in connection with gas processing and gathering, gas liquids fractionation, gas and gas liquids marketing, MTBE manufacturing, refining and marketing and gasoline blending and oil and gas production, (iii) make any acquisitions of or capital contributions to or other investments in any Person unless the following conditions are satisfied: (A) the investment is in a Person engaged in any of the businesses described in (e)(ii) above, and (B) Agent has received 10 days' advance notice of such investment. Notwithstanding the foregoing, the Related Persons may make (1) investments in open market commercial paper, maturing within 365 days after acquisition thereof, which has a credit rating of at least A-2 or P-2 by either Standard & Poor's Corporation or Moody's Investors Service, Inc., (2) marketable obligations issued or unconditionally guaranteed by the United States of America or an instrumentality or agency thereof and entitled to the full faith and credit of the United States of America, and (3) demand deposits, time deposits (including certificates of deposit), repurchase agreements, Eurodollar time deposits or bankers' acceptances, maturing in each case within 12 months from the date of deposit thereof, with a domestic office of either Lender.

                    (f)  Mergers and Consolidations. Merge or consolidate into
                         --------------------------
or with any Person, or sell, lease, convey, transfer or otherwise dispose of all or a substantial part of its assets to or with any Person,'except: (i) a merger or consolidation in connection with the acquisition by Borrower of property or facilities as a result of a stock or equity transaction in the ordinary course of its business and after the consummation of which Borrower is the surviving entity; (ii) a merger or consolidation of any Consolidated Subsidiary of the Borrower with or into the Borrower, provided that the Borrower shall be the
                                    --------
continuing or surviving corporation; in both cases, so long as no Event of Default or Unmatured Event of Default has occurred or is continuing or would be caused by the consummation of such merger or consolidation and Agent shall have received within 10 days after such merger or consolidation a certificate from the chief financial officer or any Vice President of the General Partner that Borrower is in compliance with the provisions of this Agreement.

               (g)  Location of Inventory. Borrower shall not store any of its
                    ---------------------
products or inventory except at the locations described in Exhibit J hereto
                                                           ---------
without giving the Agent notice of a change within 30 days thereof and the execution of any and all Security Documents the Agent and its counsel deem necessary or desirable to grant a perfected first priority lien in favor of Agent for the benefit of the Lenders in such products or inventory; notwithstanding the foregoing, Borrower shall not, under any circumstances, store any of its products or inventory in a location outside of the United States.

                    (h)  Burdensome Undertakings. Undertake, or become
                         -----------------------
contractually bound to undertake, any action net in the Ordinary Course of Business that could materially adversely affect Borrower or its business, properties, prospects, assets, operations or condition (financial or otherwise).

                    (i)  Chance in Location of Business. Move its place of
                         ------------------------------
business or chief executive office or the place where Borrower keeps its books and records concerning the Collateral (including, without limitation, the records with respect to its accounts and contract rights), from one state to another without giving the Agent 45 days' prior written notice of the proposed new location thereof.

                    (j)  Restricted Distributions. Make any dividends or
                         ------------------------
distributions of assets or declare or pay any cash or liquidating distribution or dividends or make any other distribution to any of its partners or shareholders, other than the following:

                         (i)        Whether or not an Event of Default. or
                              Unmatured Event of Default has occurred or is continuing, Borrower may make distributions to each of its partners in an amount equal to such partner's estimated federal and state income tax liabilities (assuming each partner is taxable at the maximum marginal income tax rates) resulting from such partner's interest in Borrower. Such distribution shall not occur earlier than 30 days prior to the date such payments are due;

                              (ii) So long as a Borrowing Base Deficiency does not exist and no Event of Default or Unmatured Event of Default has occurred, Borrower may make distributions in an aggregate cumulative amount not to exceed 75 percent of Borrower's net income, determined in accordance with GAAP and computed on a cumulative basis for all periods since December 31, 1991, taking into account allowable distributions previously declared or made since December 31, 1991; provided, however,
                                                            --------  -------
       that such distributions are allowable so long as they would not cause Borrower to be in contravention of the financial covenants contained in Sections S(k), (1), (m) and (n); and

                              (iii) As to any Subsidiary of Borrower, the foregoing restrictions of this Section 9(j) shall not apply.

                    (k)  Disposition of Assets. Sell, transfer, lease, exchange
                         ---------------------
or otherwise dispose of any of its assets, real or personal, except as follows:

                         (i)        sales, transfers, leases, exchanges or other
                              dispositions of assets by Borrower or any other Related Person in the Ordinary Course of Business; and

                              (ii) sales, transfers, leases, exchanges or other dispositions of assets by Borrower and the other Related Persons not in the Ordinary Course of Business, so long as such transaction is on fair and reasonable terms and the proceeds from all such transactions do not exceed $250,000 in the aggregate in any calendar year.

                    (1)  ERISA. Establish, maintain or contribute to any ERISA
                         -----
Plans or incur any obligation to contribute to any "multiemployer plan" as defined in Section 4001 of ERISA or represent, promise, or contract (in oral or written form) to any current or former employee (individually or as a group) that such current or former employee(s) would be provided, at any cost to any member of the Controlled Group, with any employee welfare benefits (as defined in Section 3(1) of ERISA) following retirement or termination of employment.

                    (m)  Use of Proceeds. Use any funds from the Loans directly
                         ---------------
or indirectly for the purpose, whether immediate, incidental or ultimate, of purchasing, acquiring or carrying any "margin stock' or any "margin securities" (as such terms are defined respectively in Regulation U and Regulation G promulgated by the Board of Governors of the Federal Reserve System) or to extend credit to others directly or indirectly for the purpose of purchasing or carrying any such margin stock or margin securities.

                    (n)  Transactions with Affiliates. Enter into any
                         ----------------------------
transaction with any Affiliate, except any transaction that is in the ordinary course of such Related Person's business and that is upon fair and reasonable terms no less favorable to such Related Person than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of such Related Person.

                    (o)  Contracts; Take-or-Pay Agreements. Amend or modify the
                         ---------------------------------
Columbia Contracts in any manner or permit any of them to be amended or modified or any term waived by any party thereto or assign any of its rights thereunder. Enter into any "take-or-pay" contract or other contract which requires it to pay for oil, gas, other hydrocarbons or other minerals prior to taking delivery thereof, provided that Borrower may enter into such contracts so long as the
         --------
term thereof does not exceed one year, and provided further that Borrower may
                                           -------- -------
enter into such contracts if the products purchased thereunder are needed by the associated facility at the time of delivery thereof. Examples of permitted contracts include (i) futures contracts to hedge (but not speculate) against future changes in prices and (ii) reciprocal exchange agreements or back to back contracts in which Borrower avoids the cost of all or a portion of the cost of transportation of natural gas or natural gas liquids (in this subsection called "gas and liquids") processed by it by exchanging such gas and liquids for gas and liquids processed by others which are closer in location to Borrower's ultimate purchaser. Examples of prohibited contracts include: (1) essentially speculative contracts entered into primarily in hopes of bonefitting from price changes and (i) providing for the purchase of gas and liquids not covered by a back to back contract permitting an exchange or sale thereof within 180 days after the date of purchase or (ii) providing for the purchase of gas and liquids that will not be consumed in Borrower's operations within 180 days after the purchase thereof; and (2) contracts for the future sale or purchase of gas or liquids that are not for the purpose of facilitating the ultimate sale of gas or liquids owned, distributed or processed by Borrower. Notwithstanding the foregoing provisions of this section, Borrower may enter into speculative contracts not related to Borrower's operations primarily in hopes of benefitting from price changes so long as the aggregate liability (including contingent or potential liability) and costs of Borrower thereunder do not exceed $1,250,000 at any time.

                    (p)  Amendments to Organizational Documents. Amend the
                         --------------------------------------
partnership agreement of Borrower or any other organizational document of any Related Person.

                    (q)  Amendments to RIMCO Loan Documents. Amend, modify or
                         ----------------------------------
waive, or consent or acquiesce in the amendment, modification, or waiver of any term or provision of any document evidencing or securing the RIMCO Loan, or any other document executed in connection with the RIMCO loan.

          SECTION 10. EVENTS OF DEFAULT. The occurrence of any of the following
                      -----------------
shall constitute an event of default ("Event of Default") hereunder:

                    (a)  Non-Payment. Failure by Borrower to (i) pay any
                         -----------
installment of principal of, or interest on, the Notes, any fees or other amounts payable hereunder or under the Notes or any of the Security Documents within three Business Days after its due date, or (ii) comply with the provisions of Section 5 within the 30-day period set forth therein.

                    (b)  Certain Defaults. Failure by Borrower to perform or
                         ----------------
observe any term, covenant, agreement, condition or provision contained in any of Sections 2(a)(ii), 8(b), (c)(ii), (g), (h), (k), (1), (m) or (n), or
Sections 9 (a) through (q), inclusive.

                    (c)  Other Defaults. Failure by Borrower to perform or
                         --------------
observe any other covenant, agreement, condition or provision contained in this Agreement or in the Notes (which covenant, agreement, condition or provision is not included in Subsection 10(a) or (b)), and such failure continues unremedied for a period of 30 days.

                    (d)  Representation or Warranty. Any representation or
                         --------------------------
warranty of the Borrower, whether contained in this Agreement or in any certificate or other writing required or contemplated by this Agreement or in the Security Agreement, or any representation or warranty of any party to a Covenant Agreement shall be false or misleading in any material respect as of the date made or deemed made.

                    (e)  Security Documents and Covenant Agreements.

                           (i)       Occurrence of any of the events of default
                              defined in any of the Security Documents or Covenant Agreements.

                              (ii) Any of the Security Documents shall for any reason (other than pursuant to the terms thereof or as a direct result of any act or omission of Lenders or Agent) cease to create a valid security interest in the collateral purported to be covered thereby or such security interest shall for any reason cease to be a perfected and first priority lien and security interest, subject only to those matters expressly permitted by Section 9(b) hereof or by the applicable 'Security Document.

                              (iii) Any of the Covenant Agreements shall cease to be in full force and effect.

                              (iv) Failure of the General Partner or John Fox, as applicable, to perform or observe any covenant, agreement, condition or provision contained in its or his respective Covenant Agreement.

                              (v) Failure by Borrower to perform or observe any term, covenant, agreement, condition or provision contained in the Security Agreement.

                    (f). Judgments. Any money judgment, writ or warrant of
                         ---------
attachment, or similar process in an amount of $250,000 (in the aggregate) or more shall be entered or filed against any Related Person or any of its assets and shall remain unvacated, unbonded or unstayed for a period of 30 calendar days, or in any event later than five calendar days prior to the date of any proposed sale thereunder.

                    (g)  Insolvency. Any Related Person or the General Partner
                         ----------
shall become insolvent, admit in writing its inability to pay its debts as they mature, or make an assignment for the benefit of creditors; or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee otherwise shall be appointed and shall not be discharged within 30 calendar days after such appointment.

                    (h)  Bankruptcy, Etc. Bankruptcy, insolvency,
                         ----------------
reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any other law for the relief of debtors shall be instituted by or against any Related Person or the General Partner (except for an involuntary petition against any Related Person or the General Partner, which shall not constitute an Event of Default if such petition is vacated or dismissed within 15 Business Days after the filing thereof), or any order, judgment or decree shall be entered against any Related Person or the General Partner decreeing its dissolution or division.

                    (i)  Cross-Default. Any event of default shall occur as to
                         -------------
any other agreement now or hereafter existing relating to extensions of credit to any Related Person or the General Partner by the Lenders or either of them, including without limitation the Working Capital Facility, or by any third party, including without limitation, the RIMCO Loan, or any event which with the passage of time or giving of notice, or both, would permit the holder or holders of such indebtedness to cause such indebtedness to be declared to be due and payable prior to its stated maturity.

                    (j)  ERISA. An employee benefit plan that is intended to be
                         -----
qualified under the Code shall lose its qualification, and the loss can reasonably be expected to impose on the Controlled Group liability (for additional taxes to Plan participants, or otherwise) in the aggregate amount of $250,000 or more; any member of the Controlled Group engages in or becomes liable for a non-exempt prohibited transaction and the initial tax or additional tax under Section 4975 of the Code might reasonably be expected to exceed $100,000; a violation of Section 404 or 405 of ERISA or Section 401(a)(2) of the Code that can be reasonably expected to expose the Controlled Group to liability in excess of $250,000; any member of the Controlled Group is assessed a tax under Section 4980B of the Code or is liable for failure to comply with the
Section 4980B notice and continuation coverage requirements that can be reasonably expected to result in liability to the Controlled Group in excess of $250,000; any member of the Controlled Group is assessed a penalty under-Section 502(c)(2) of ERISA or Section 6652(e) of the Code that can be reasonably expected to expose the Controlled Group to liability in excess of $250,000; or any combination of the foregoing events that involves potential liability in excess of $250,000.

                    (k)  Loan Documents. This Agreement, the Notes, any of the
                         --------------
other Loan Documents or any of the Covenant Agreements shall for any reason be revoked or invalidated, or otherwise cease to be in full force and effect, except as a direct result of the acts or omissions of the Agent or the Lenders.

                    (1)  Material Adverse Change. Any material adverse change
                         -----------------------
occurs in Borrower's financial condition or business or operations (including, without limitation, any material adverse change caused by Borrower becoming subject to any statute, regulation or order of any governmental authority after the date hereof).

                    (m)  Partners of Borrower. The General Partner ceases to be
                         --------------------
the sole general partner of Borrower. Any change occurs in the identity or ownership interests of any limited partner of Borrower owning at least a 10% interest at such time, other than pursuant to the Employee Option Agreement or pursuant to the RIMCO Loan documents.

                    (n) Ownership of the General Partner. John Fox and the members of his immediate family cease to own collectively at least seventy-five percent (75%) of the issued and outstanding voting stock of General Partner.

                    (o)  Failure to be a Partnership. Borrower is not treated as
                         ---------------------------
a partnership for federal income tax purposes.

                    (p)  Columbia Contracts. Any of the Columbia Contracts shall
                         ------------------
cease to be in full force and effect for any reason, including, without limitation, as the result of being rejected or disaffirmed by Columbia Gas Transmission Corporation, a debtor in possession under federal bankruptcy laws.

                    (q)  Regulatory Change. There shall be any legislative
                         -----------------
action by any local, state or federal agency or other governmental entity resulting in any regulatory control of Borrower's operations, the result of which has or could have, in Lenders' reasonable opinion, a significant financial impact on, or control of, its financial condition.

          SECTION 11. REMEDIES.    (a)  Automatic Acceleration of Loan. Upon the
                      --------
occurrence of any Event of Default specified in Section 10(g) or (h), the obligation of the Lenders to make Advances under the Loans shall automatically terminate and the unpaid principal amount of the Loans and all interest and other amounts payable hereunder, under the Notes or any of the Security Documents, shall automatically become due and payable without further act of the Agent or the Lenders.

                    (b)  Optional Acceleration of Loan. Upon the occurrence of
                         -----------------------------
any Event of Default (other than those specified in Section ll(a) above, the Agent may, from time to time, do any or all of the following:

                         (i)        Declare all or any part of the Loans to be
                              forthwith due and payable, together with all accrued and unpaid interest thereon and all other amounts payable hereunder or under any of the other Loan Documents, without presentment, demand, protest or other notice of any kind, all of which are expressly waived by Borrower;

                              (ii)  Declare the Commitments terminated;

                              (iii) With respect to any and all contingent, unmatured or unliquidated obligations of Borrower hereunder, declare and require that cash in an amount equal to the aggregate outstanding amount of all such obligations be immediately paid over, pledged and delivered to the Agent on behalf of the Lenders to be held as cash collateral for such obligations; and

                              (iv)  Proceed with every remedy provided for
          herein or in the Notes, the Security Documents or any contract, agreement or undertaking supplemental hereto and the Lenders shall have, without limitation, all of the rights of a secured party under the Uniform Commercial Codes as then in effect with respect to any security then held for the Loans.

          The enforcement of any rights of the Agent and the Lenders as to the security for the Loans shall not affect the rights of the Agent or the Lenders to enforce payment of the Loans against Borrower and to recover judgment against Borrower for any portion thereof remaining unpaid.

                    (c)  Setoff. Upon the occurrence of any Event of Default,
                         ------
each Lender shall have the right at any time and from time to time, without prior notice to Borrower (which notice is hereby waived by Borrower to the fullest extent permitted by law), to setoff and apply any debt owing to Borrower by such Lender, including without limitation, any deposits (general or special, time or Lender, against any and all obligations of Borrower now or hereafter existing under this Agreement or any of the other Loan Documents, although such obligations may be contingent or unmatured, and for such purpose Borrower hereby grants a security interest in and assigns to each Lender all such deposit accounts.

          SECTION 12. THE AGENT.
                      ---------

                    (a)  Appointment. Each Lender hereby irrevocably designates
an                       -----------
d appoints Norwest as the Agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes Norwest as the Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan DOcument or otherwise exist against the Agent.

                    (b)  Delegation of Duties. The Agent may execute any of its
                         --------------------
duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible to the Lenders for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

                    (c)  Exculpatory Provisions. Neither the Agent nor any of
                         ----------------------
its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person or entity under or in connection with this Agreement or any other Loan Document (except for its or such Person's or entity's own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any representative thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the Notes or any other Loan Document or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower.

                    (d)  Reliance by Agent. The Agent shall be entitled to rely,
                         -----------------
and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate,. affidavit, letter, telecopy or telex message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the Notes and the other Loan Documents in accordance with a request of the Required Lenders,. and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

                    (e)  Notice of Default. The Agent shall not be deemed to
                         -----------------
have knowledge or notice of the occurrence of any Unmatured Event of Default or Event of Default hereunder unless the Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Unmatured Event of Default or Event of Default and stating that such notice is a "notice of default." In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Lenders.

                    (f)  Non-Reliance on Agent and Other Lenders. Each Lender
                         ---------------------------------------
expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

                    (g)  Indemnification. The Lenders agree to indemnify the
                         ---------------
Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to the respective amounts of their original Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement, any of the other Loan Documents or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Agent's gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of the Notes and all other amounts payable hereunder.

                    (h)  Agent and Lenders in Their Individual Capacity. Each of
                         ----------------------------------------------
The Agent, the Lenders and their respective affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though such Person was not the Agent and/or a Lender, as the case may be, hereunder and under the other Loan Documents. With respect to Advances made by it and any Note issued to it, the Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" shall include the Agent in its individual capacity.

                    (i)  Successor Agent. The Agent may resign as Agent upon 10
                         ---------------
days' notice to the Lenders. If the Agent shall resign as Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be approved by the Borrower, whereupon such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Notes, other than to give notice of the appointment of such successor agent to Borrower. Borrower is entitled to rely upon the existing Agent until Borrower has received notice of the appointment of a successor agent. After any retiring Agent's resignation as Agent, the provisions of this subsection shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.

                    (j)  Agent's Fee. To compensate Agent for performing its
                         -----------
duties under the Loan Documents and for expenses incurred by Agent in connection with such performance, Borrower shall pay to Agent an agent's fee in an amount mutually agreed upon by Borrower and Agent.

                    (k)  Borrower Entitled to Rely on Agent. Borrower shall be
                         ----------------------------------
entitled to rely upon the Agent's written actions and representations.

          SECTION 13. MISCELLANEOUS.
                      -------------

                    (a) No Waiver; Cumulative Remedies. No delay on the part of the Agent or any Lender in exercising any right, power, privilege or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise or waiver of any right, power, privilege, or remedy hereunder preclude any other or further exercise of such right, power, privilege, or remedy hereunder or the exercise of any other right, power or privilege or remedy. The rights and remedies of the Agent and the Lenders contained herein are cumulative and not exclusive of any right or remedy which the Agent and the Lenders shall otherwise have pursuant to the Security Documents, the Notes or applicable law. The obligations of Borrower contained herein are cumulative, and compliance by Borrower with any covenant shall not excuse compliance by Borrower with any other covenant.

                    (b)  Notices. All notices given hereunder shall be in
                         -------
writing, shall be given by certified mail, return receipt requested, overnight courier service, telecopy, facsimile or copy delivered by hand, and, (i) if mailed, shall be deemed received three Business Days after having been deposited in a receptacle for United States mail, postage prepaid, (ii) if delivered by overnight air courier service, shall be deemed received one Business Day after having been deposited with such overnight air courier service, postage prepaid, and (iii) if delivered by telex, telecopy or hand delivery, shall be deemed received on the day the notice is sent, in each case addressed as follows:

          If to Borrower, to:

          MarkWest Hydrocarbon Partners, Ltd.
          5613 DTC Parkway, Suite 400
          Englewood, Colorado 80111
          Attention: Finance Department
          Fax. No.: (303) 290-8769

          If to the Lenders, to:

          Norwest Bank Denver, National Association
          1700 Broadway
          Denver, Colorado 80274-0099
          Attention: Energy and Minerals Group
          Fax. No.: (303) 863-5196

          First American National Bank
          4894 Poplar Avenue
          Memphis, TN 38117
          Attention: National Accounts
          Fax. No.: (901) 762-5665

          If to the Agent, to:

          Norwest Bank Denver, National Association
          1700 Broadway
          Denver, Colorado 80274-0099
          Attention: Energy and Minerals Group
          Fax. No.: (303) 863-5196

Any party may, by written notice so delivered to the others, change the address or facsimile number to which delivery shall thereafter be made.

                    (c)  Counterpart Execution. This Agreement may be executed
                         ----------------------
in any number of counterparts which together will be but one and the same instrument. This Agreement shall become effective whenever each party shall have signed at least one counterpart.

                    (d)  Governinq Law; Entire Agreement. THIS AGREEMENT AND THE
                         --------------------------------
NOTES SHALL BE DEEMED TO BE CONTRACTS UNDER THE LAWS OF COLORADO AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE. Such documents and any other Loan Documents, together with the Security Documents, constitute and incorporate the entire agreement between the Agent, the Lenders and Borrower concerning the subject matter hereof and thereof, and supersede and cancel any prior or contemporaneous agreements, verbal or written, between the Agent, the Lenders and Borrower concerning the subject matter hereof and thereof.

                    (e)  Amendments and Waivers. No waiver of any provision of
                         -----------------------
this Agreement, the Notes, the Covenant Agreements or any of the Security Documents, and no consent with respect to any departure by Borrower therefrom or by the respective parties to the Covenant Agreements, shall be effective unless the same shall be in writing and signed by the Agent, at the direction of the Required Lenders. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the Agent and the Required Lenders. All consents, waivers and other action to be taken by the Lenders hereunder shall only be taken upon approval of the Required Lenders. Any waiver shall be effective only in the specific instance and for the specific purpose for which given. Any consent or approval contemplated herein by, the Required Lenders or the Lenders may be granted or withheld in the sole discretion of such Persons.

                    (f) Costs, Expenses and Indemnity. Borrower shall reimburse and pay the Agent, the Issuer and the Lenders for all fees, costs and expenses (including, without limitation, attorneys' fees, court costs and legal expenses and consultants' and experts' fees and expenses, the costs of the Agent's inspection of the Collateral and the costs and expenses of title or lien searches and filing and recording fees and expenses), reasonably incurred or expended in connection with (i) the preparation, execution and delivery of this Agreement, the Notes and the other Loan Documents, subject however, to the terms of the letter agreement between Borrower and the Agent regarding the maximum legal fees to be charged by the Agent's counsel for the preparation and execution of the Loan Documents to be delivered at closing, (ii) the enforcement of this Agreement, the Notes and the other Loan Documents and any amendments, waivers or modifications of such documents, (iii) the breach by Borrower of any representation or warranty contained in this Agreement, the Security Documents or any other Loan Document, (iv) the failure by Borrower to perform any agreement, covenant, condition, indemnity or obligation contained in this Agreement, the Security Documents or any other Loan Document, (v) the Agent's or the Lenders' exercise of any of their rights and remedies under this Agreement, the Security Documents and the other Loan Documents, or (vi) the protection of the Collateral and the liens thereon and security interests therein. Borrower shall indemnify, defend and hold harmless the Agent, the Issuer and each Lender and persons or entities owned or controlled by or affiliated with such Persons and their respective directors, officers, shareholders, partners, employees, consultants and agents (herein individually called an "Indemnified Party," and
                                                       ----------- -----
collectively called "Indemnified Parties") from and against, and reimburse and
                     ----------- -------
pay Indemnified Parties with respect to, any and all claims, demands,
    ----------- -------
liabilities, losses, damages (including, without limitation, actual, consequential, exemplary and punitive damages), causes of action, judgments, penalties, fees, costs and expenses (including, without limitation, attorneys' fees, court costs and legal expenses and consultants' and experts' fees and expenses), of any and every kind or character, known or unknown, fixed or contingent, that may be imposed upon, asserted against or connection with, or arising out of (a) any bodily injury or death or property damage occurring in or upon or in the vicinity of the Collateral through any cause whatsoever, (b) any act performed or omitted to be performed hereunder or the breach of or failure to perform any warranty, representation, indemnity, covenant, agreement or condition contained in this Agreement, the Security Documents or any other Loan Documents, (c) any transaction, act, omission, event or circumstance arising out of or in any way connected with the Collateral or with this Agreement, the Security Documents or any other Loan Documents, and (d) subject to the exceptions and limitations contained in the Mortgages, the violation of or failure to comply with any statute, law, rule, regulation or order now existing or hereafter occurring, including without limitation, "Environmental Laws" (as defined in the Mortgages) and statutes, laws, rules, regulations and orders relating to "Hazardous Substances" (as defined in the Mortgages). The foregoing indemnities shall not apply to any Indemnified Party to the extent the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of that or another Indemnified Party or a successful suit by Borrower against such Indemnified Party. If Borrower and the Indemnified Party are jointly named in any action covered by this Section 13, the Indemnified Party shall cooperate in the defense of such action to the extent its own rights or defenses are not compromised thereby. Subject to the exceptions and limitations contained in the Mortgages, the foregoing indemnities shall not terminate upon release, foreclosure or other termination of this Agreement or the Security Documents, but shall survive such release, foreclosure or termination and the repayment of the Loans. Any amount to be paid hereunder by Borrower to the Agent, the Issuer or any Lender or for which Borrower has indemnified an Indemnified Party shall be a demand obligation owing by Borrower to the Agent, the Issuer or such Lender and shall bear interest at the Late Payment Rate until paid, and shall constitute a part of the Loans and be indebtedness secured by the Security Documents.

                    (g)  Inconsistent Provisions; Severability. In case of any
                         -------------------------------------
irreconcilable conflict between the provisions of this Agreement and those of the Security Documents and the Notes, the provisions of this Agreement shall govern. The invalidity, illegality or unenforceability of any provision of any of the Loan Documents shall not in any way affect or impair the legality or enforceability of the remaining provisions of each of the Loan Documents.

                    (h)  Incorporation of Exhibits and Schedules. All Exhibits
                         ---------------------------------------
and Schedules attached to this Agreement are a part hereof and are incorporated herein for all purposes.

                    (i)  Amendment of Defined Instruments. Unless the context
                         --------------------------------
otherwise requires or unless otherwise provided herein the terms defined in this Agreement which refer to a particular agreement, instrument or document also refer to and include all renewals, extensions and modifications of such agreement, instrument or document, provided that nothing contained in this section shall be construed tO authorize any such renewal, extension or modification.

                    (j)  References and Titles. All references in this Agreement
                         ---------------------
to Exhibits, Schedules, Sections and Subsections and other subdivisions refer to the Exhibits, Schedules, Sections and Subsections and other subdivisions of this Agreement unless expressly provided otherwise. Headings are for convenience only and do not constitute any part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words "this Agreement", "this instrument", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

                    (k)  Calculations and Determinations. Unless otherwise
                         -------------------------------
expressly provided herein or unless the Lenders otherwise consent, all financial statements and reports furnished to the Agent or the Lenders hereunder shall be prepared and all financial computations and determinations pursuant hereto shall be made in accordance with GAAP.

                    (1)  Usury. It is not intended hereby to charge interest at
                         -----
a rate in excess of the maximum rate of interest that the Agent and the Lenders may charge to Borrower under applicable usury and other laws, but if, notwithstanding, interest in excess of such rate shall be paid hereunder, the interest rates provided for herein shall be adjusted to the maximum permitted under applicable law during the period or periods that any of the interest rates otherwise provided herein would exceed such rate and any excess amount applied at the Lenders' option to reduce the outstanding principal balance of the Loans or to be returned to Borrower.

                    (m)  Waiver of Right to Trial by Jury. EACH PARTY TO THIS
                         --------------------------------
AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                    (n)  Successors and AssiqnS. This Agreement shall be binding
                         ----------------------
upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, except that Borrower may not transfer or assign any of its rights or obligations hereunder without the Agent's, the Issuer's and each of the Lenders' prior written consent. The Notes, this Agreement and any other Loan Document may be endorsed, assigned, or transferred in whole or in part by any Lender, and any subsequent holder and assignee of same shall succeed to and be possessed of the rights of such Lender under such documents to the extent transferred and assigned; provided however, that such endorsement, assignment or transfer shall not be binding upon Borrower until Borrower has received written notice of such endorsement, assignment or transfer.

                    (o)  Term of Agreement. Except as set forth in Section
                         -----------------
13(f), this Agreement shall continue in full force and effect so long as any indebtedness or other obligation of Borrower to the Lenders remains unpaid or outstanding or Borrower has any right to Advances hereunder.

                    (p)  Jurisdiction. At the option of the Agent or the
                         ------------
Lenders, an action may be brought to enforce this Agreement in the District Court in and for the City and County of Denver, State of Colorado, in the United States District Court for the District of Colorado or in any other court in which venue and jurisdiction are proper. Borrower and all guarantors hereof consent to venue and jurisdiction in the District Court in and for the City and County of Denver, State of Colorado and in the United States District Court for the District of Colorado and to jurisdiction and service of process under Sections 13-1-124(1)(a) and 13-1-125, Colorado Revised Statutes (1973), as amended, in any action commenced to enforce this Agreement.

          EXECUTED to be effective as of the day and year first above written.

                                        MARKWEST HYDROCARBON PARTNERS, LTD.

                                        By:  MarkWest Hydrocarbon, Inc.
                                                  General Partner By

                                                  By /s/ Patrick W. Murray

                                                       Patrick W. Murray,
                                                       Vice President

                                        NORWEST BANK DENVER,
                                        NATIONAL ASSOCIATION,
                                        individually and as Agent

                                        By   /s/ Mark Williamson
                                             ___________________________
                                             Mark Williamson,
                                             Vice President


                                        FIRST AMERICAN NATIONAL BANK


                                        By   /s/ David C. May
                                             ____________________________
                                             David C. May,
                                             Vice President

EXHIBIT A
- ---------

                               FORM OF TERM NOTE
                                       ---------


    $6,750,000.00                            Denver, Colorado
                                             November 20, 1992

          MARKWEST HYDROCARBON PARTNERS, LTD., a Colorado limited partnership, ("Borrower"), with an address of 5613 DTC Parkway, Suite 400, Englewood, CO 80111, for value received, hereby promises to pay to the order of  ,
a national banking association ("Lender"), on or before
December 31, 1998, the principal sum of Six Million Seven
Hundred Fifty Thousand Dollars ($6,750,000.00), together with interest on the outstanding unpaid principal balance at the
Adjusted Prime Rate as provided in the Loan Agreement of even date herewith between Borrower, Norwest Bank Denver, National
Association, individually and as agent, and First American
National Bank (the "Loan Agreement").
                   ------

          This Note is one of the notes referred to in the Loan Agreement as the Term Notes, and is issued pursuant to, and is subject to the terms and provisions of, the Loan Agreement. All capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Loan Agreement.

          The outstanding principal amount of this Note shall be payable as provided in the Loan Agreement, in twenty-four equal quarterly installments due on the last day of each calendar quarter, commencing March 31, 1993, as more fully described in the Loan Agreement. The entire outstanding principal balance of this Note shall be due and payable on or before December 31, 1998 (unless payable sooner pursuant to the terms of the Loan Agreement), together with accrued and unpaid interest thereon.

          Interest shall accrue daily, shall be payable on the last day of each calendar quarter, commencing December 31,

1992 and at the maturity of this Note, and shall be calculated on the basis of a 365 or 366-day year, as appropriate. All payments of principal and interest hereof shall be made as provided in the Loan Agreement in immediately available funds and without set-off or counterclaim or deduction of any kind.

          Notwithstanding anything to the contrary contained in this Note, overdue principal, and (to the extent permitted under applicable law) overdue interest, whether caused by acceleration of maturity or otherwise, shall bear interest at the Late Payment Rate and shall be immediately due and payable.

          It is not intended hereby to charge interest at a rate in excess of the maximum rate of interest that Lender may charge to Borrower under applicable usury and other laws, but if, notwithstanding, interest in excess of such rate shall be paid hereunder, the interest rate on this Note shall be adjusted to the maximum permitted under applicable law during the period or periods that the interest rate otherwise provided herein would exceed such rate and any excess amount applied at Lender's option to reduce the outstanding principal balance of this Note or to be returned to Borrower.

          This Note is secured by, and the holder of this Note is entitled to the benefits of the Security Documents described in the Loan Agreement. Reference is made to the Security Documents for a description of the property covered thereby and the rights, remedies and obligations of the holder hereof in respect thereto.

          Lender shall maintain a record of the advances hereunder and all payments made on this Note until Lender has been repaid in full, as set forth on
Schedule I hereto; provided however, that the failure, error or omission by Lender to maintain such a record shall not diminish or otherwise affect the obligation of Borrower to repay the amount outstanding hereunder and any other amounts due to Lender.

          If Borrower fails to pay any amount due under this Note and Lender has to take any action to collect the amount due or to exercise its rights under this Note or the Security Documents, including without limitation retaining attorneys for collection of this Note, or if any suit or proceeding is brought for the recovery of all or any part of or for protection of the Obligations or to foreclose the Security Documents or to enforce Lender's rights under the Security Documents, then Borrower agrees to pay on demand all costs and expenses of any such action to collect, suit or proceeding, or any appeal of any such suit or proceeding, incurred by the holder hereof, including without limitation the fees and disbursements of attorneys for the holder hereof.

          Borrower, and all endorsers, sureties and guarantors of this Note, hereby severally waive demand, presentment for payment, notice of dishonor, notice of acceleration or intent to accelerate, protest, notice of protest, diligence in collecting and assents to any extension of time with respect to any payment due under this Note, to any substitution or release of collateral and to the addition or release of any party. No waiver by Lender of any payment or other right under this Note shall operate as a waiver of any other payment or right.

          If any provision in this Note shall be held invalid, illegal or unenforceable in any jurisdiction, the validity, legality or enforceability of any defective provisions shall not be in any way affected or impaired in any other jurisdiction, nor shall the invalid, illegal or unenforceable provision affect or impair any other provision of this Note.

     No delay or failure of the holder of this Note in the exercise of any right or remedy provided for hereunder shall be deemed a waiver of such right by the holder hereof, and no exercise of any right or remedy shall be deemed a waiver of any other right or remedy that the holder may have.

       Any notices given hereunder shall be in writing and shall be given as provided in the Loan Agreement.

       At the option of Lender, an action may be brought to enforce this Note in the District Court in and for the City and County of Denver, State of Colorado, in the United States District Court for the District of Colorado or in any other court in which venue and jurisdiction are proper. Borrower and all endorsers, sureties and guarantors hereof consent to venue and jurisdiction in the District Court in and for the City and County of Denver, State of Colorado and in the United States District Court for the District of Colorado and to jurisdiction and service of process under Sections 13-1-124(!)(a) and 13-1-125, Colorado Revised Statutes (1973), as amended, in any action commenced to enforce this Agreement.

          THIS NOTE IS TO BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF COLORADO.

                              MARKWEST HYDROCARBON PARTNERS, LTD.

                               By:  MarkWest Hydrocarbon, Inc.
                                    General Partner

                                       By

                                         Patrick W. Murray, Vice President

 &

                                  Schedule I
                                  ----------

Date

Principal
Amount
of Term Loan
- ------------

                               Amount of Payment

                         Outstanding Principal Balance

 .

                                     A-I -1

                                   EXHIBIT B
                                   ---------

                             FORM OF REVOLVER NOTE
                                     -------------
   $10,000,000.00                       Denver, Colorado
                                        November 20, 1992

          MARKWEST HYDROCARBON PARTNERS, LTD., a Colorado limited partnership, ("Borrower"), with an address of 5613 DTC Parkway, Suite 400, Englewood, CO 80111, for value received, hereby promises to pay to the order of  ,
a national banking association ("Lender"), on or before
December 31, 1998, the principal sum of Ten Million Dollars
($10,000,000.00), or so much thereof as may be advanced by
Lender pursuant to the Loan Agreement of even date herewith
between Borrower, Norwest Bank Denver, National Association, individually and as agent, and First American National Bank
(the "Loan Agreement"), together with interest on the
           ------------
outstanding unpaid principal balance at the Adjusted Prime
Rate as provided in the Loan Agreement.

          This Note is one of the notes referred to in the Loan Agreement as the Revolver Notes, and is issued pursuant to, and is subject to the terms and provisions of, the Loan Agreement. All capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Loan Agreement.

          As of December 31, 1994, the aggregate unpaid principal amount outstanding under this Note shall be repaid to Lender in sixteen equal quarterly installments, commencing March 31, 1993, as more fully provided in the Loan Agreement, together with accrued and unpaid interest thereon. All remaining outstanding principal of and interest on this Note shall be due and payable no later than December 31, 1998.

          Interest shall accrue daily, shall be payable on the last day of each calendar quarter, commencing December 31,. 1992 and at the maturity of this Note, and shall be calculated on the basis of a 365 or 366-day year, as appropriate. All payments of principal and interest hereof shall be made as provided in the Loan Agreement in immediately available funds and without set-off or counterclaim or deduction of any kind.

          Notwithstanding anything to the contrary contained in this Note, overdue principal, and (to the extent permitted under applicable law) overdue interest, whether caused by acceleration of maturity or otherwise, shall bear interest at the Late Payment Rate and shall be immediately due and payable.

          It is not intended hereby to charge interest at a rate in excess of the maximum rate of interest that Lender may charge to Borrower under applicable usury and other laws, but if, notwithstanding, interest in excess of such rate shall be paid hereunder, the interest rate on this Note shall be adjusted to the maximum permitted under applicable law during the period or periods that the interest rate otherwise provided herein would exceed such rate and any excess amount applied at Lender's option to reduce the outstanding principal balance of this Note or to be returned to Borrower.

       This Note is secured by, and the holder of this Note is entitled to the benefits of the Security Documents described in the Loan Agreement. Reference is made to the Security Documents for a description of the property covered thereby and the 'rights, remedies and obligations of the holder hereof in respect thereto.

          Lender shall maintain a record of all advances hereunder and all payments made on this Note until Lender has been repaid in full, as set forth on
Schedule I hereto; provided, however that the failure, error or omission by
                   ------------------
Lender to maintain such a record shall not diminish or otherwise affect the obligation of Borrower to repay the amount outstanding hereunder and any other amounts due to Lender.

          If Borrower fails to pay any amount due under this Note and Lender has to take any action to collect the amount due or to exercise its rights under this Note or the Security Documents, including without limitation retaining attorneys for collection of this Note, or if any suit or proceeding is brought for the recovery of all or any part of or for protection of the Obligations or to foreclose the Security Documents or to enforce Lender's rights under the Security. Documents, then Borrower agrees to pay on demand all costs and expenses of any such action to collect, suit or proceeding, or any appeal of any such suit or proceeding, incurred by the holder hereof, including without limitation the fees and disbursements of attorneys for the holder hereof.

          Borrower, and all endorsers, sureties and guarantors of this Note, hereby severally waive demand, presentment for payment, notice of dishonor, notice of acceleration or intent to accelerate, protest, notice of protest, diligence in collecting and assents to any extension of time with respect to any payment due under this Note, to any substitution or release of collateral and to the addition or release of any party. No waiver by Lender of any payment or other right under this Note shall operate as a waiver of any other payment or right.

          If any provision in this Note shall be held invalid, illegal or unenforceable in any jurisdiction, the validity, legality or enforceability of any defective provisions shall not be in any way affected or impaired in any other jurisdiction, nor shall the invalid, illegal or unenforceable provision affect or impair any other provision of this Note.

       No delay or failure of the holder of this Note in the exercise of any right or remedy provided for hereunder shall be deemed a waiver of such right or remedy by the holder hereof, and no exercise of any right or remedy shall be deemed a waiver of any other right or remedy that the holder may have.

       Any notices given hereunder shall be in writing and shall be given as provided in the Loan Agreement.

       At the option of Lender, an action may be brought to enforce this Note in the District Court in and for the City and County of Denver, State of Colorado, in the United States District Court for the District of Colorado or in any other court in which venue and jurisdiction are proper. Borrower and all endorsers, sureties and guarantors hereof consent to venue and jurisdiction in the District Court in and for the City and County of Denver, State of Colorado and in the United States District Court for the District of Colorado and to jurisdiction and service of process under Sections 13-1-124(1)(a) and 13-1-125, Colorado Revised Statutes (1973), as amended, in any action commenced to enforce this Agreement.

          THIS NOTE IS TO BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF COLORADO.

                              MARKWEST HYDROCARBON PARTNERS, LTD.

                               By:  MarkWest Hydrocarbon, Inc.
                                    General Partner

                                       By

                                         Patrick W. Murray, Vice President

 .  4

Date

                                   Schedule I
                                   ----------

Principal
Amount of Advance
       ----------

                               Amount of Payment

                         Outstanding Principal Balance

 .  ~

                                     B-!-I

                                   EXHIBIT C
                                   ---------

                      MARKWEST HYDROCARBON PARTNERS, LTD.

                         REQUEST FOR ADVANCE UNDER THE
                         -----------------------------
                               REVOLVER/TERM LOAN
                               ------------------

         Reference is made to that certain Loan Agreement
 dated as of.November 20, 1992 (as from time to time amended, the "Agreement"), among MarkWest Hydrocarbon Partners, Ltd.
 ("Borrower"), Norwest Bank Denver, National Association,
 individually and as agent, and First American National Bank
 (collectively, the "Lenders"). Capitalized terms not
 otherwise defined heroin shall have the meaning assigned to them in the Agreement. Pursuant to the terms of the
 Agreement, Borrower hereby requests the Lenders to make an
    advance to Borrower in the amount of   $    ,such
advance being evidenced by the         Notes, and specifies
          ,-199 , as the date Borrower desires for the Lenders to make such advance.

          Borrower and the officer of the General Partner of Borrower signing this instrument hereby certify that:

          (a) Such officer is the duly elected, qualified and acting officer of the General Partner of Borrower as indicated below such officer's signature hereto.

          (b) The representations and warranties of Borrower set forth in
Section 7 of the Agreement and in the Security Documents are true and correct on and as of the date hereof, with the same effect as though such representations and warranties had been made on and as of the date hereof.

          (c) Borrower has performed or observed all terms, agreements, conditions and obligations in the Agreement and under the Security Documents required to be performed or observed by Borrower on or prior to the date hereof (except those waived in writing by the Lenders), and each of the conditions precedent to Advances contained in the Agreement remains satisfied in all respects.

          (d) No Event of Default or Unmatured Event of Default has occurred and is continuing, or would result from the making of the requested Advance. Borrower will use the advance hereby requested in compliance with the Agreement.

IN WITNESS WHEREOF, this instrument is executed as of , 199-.

                    MARKWEST HYDROCARBON PARTNERS, LTD.

                    By:  MarkWest Hydrocarbon, Inc.
                         General Partner

                         By:

                              Patrick W. Murray, Vice President

                                      C-2
 .  &

                         EXHIBIT D-1 COVENANT AGREEMENT
                         ------------------------------

                                 (STOCKHOLDER)
                                 -------------

THIS COVENANT AGREEMENT (this "Agreement") dated as of November 20, 1992 is made
                              ------------
by JOHN FOX, a Colorado resident ("Stockholder"), in favor of NORWEST BANK DENVER, NATIONAL ASSOCIATION, a national banking association, as agent (the "Agent") for itself, and FIRST AMERICAN NATIONAL BANK, a national banking association (Agent, in its individual capacity, and First American National Bank are collectively called "Lenders").

                                  WITNESSETH:

       WHEREAS, Stockholder and his wife own directly or indirectly eighty-five percent (85%) of the outstanding shares of stock of MarkWest Hydrocarbon, Inc., a Colorado corporation, the general partner of Markwest Hydrocarbon Partners, Ltd., a Colorado limited partnership ("Borrower");

       WHEREAS, Borrower has executed in favor of Lenders those two certain promissory notes of even date herewith, each payable to the order of one of the Lenders, in an aggregate principal amount not to exceed $5,000,000 (such promissory notes, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, being herein collectively referred to as the "Working Capital Notes");
                                             ----------------

          WHEREAS, the Working Capital Notes were executed pursuant to a Working Capital Loan Agreement of even date herewith (herein, as from time to time amended, supplemented or restated, called the "Working Capital Loan Agreement"),
                                              ----------------------
by and between Borrower, Agent and Lenders, pursuant to which Lenders have agreed to advance funds to Borrower under the Working Capital Notes which are to be used by Borrower as provided in the Working Capital Loan Agreement;

          WHEREAS, Borrower has executed in favor of Lenders those two certain promissory notes of even date herewith, each payable to the order of one of the Lenders, in an aggregate principal amount not to exceed $20,000,000, (such promissory notes, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, being herein collectively referred to as the "Revolver Notes");
                                             ----------

                                     D-I-1

       WHEREAS, Borrower has executed in favor of Lenders those two certain promissory notes of even date herewith, each payable to the order of one of the Lenders, in an aggregate principal amount not to exceed $13,500,000 (such promissory notes, as from time to time amended, and all promissory notes given in substitution, renewal or extensions therefor or thereof, in whole or in part, being herein collectively referred to herein as the "Term Notes"; the Working
                                                    ------
Capital Notes, the Revolver Notes and the Term Notes are herein collectively referred to as the "Notes");

       WHEREAS, the Revolver Notes and the Term Notes were all executed pursuant to a Loan Agreement of even date herewith (herein, as from time to time amended, supplemented or restated, called the "Revolver/Term Loan Agreement"), by and
                                                    -----------------
between Borrower, Agent and Lenders, pursuant to which Lenders have agreed to advance funds to Borrower under the Revolver Notes and the Term Notes which are to be used by Borrower as provided in the Revolver/Term Loan Agreement.

  (The Working Capital Loan Agreement and the Revolver/Term Loan Agreement shall be referred to herein collectively as the "Loan Agreements");
                                          ------

       WHEREAS, it is a condition precedent to the Lenders' obligation to advance funds pursuant to the Revolver/Term Loan Agreement or advance funds or issue letters of credit pursuant to the Working Capital Loan Agreement that the Stockholder shall execute and deliver this Agreement to Agent and Lenders; and

       WHEREAS, the Stockholder has determined that his execution, delivery and performance of this Agreement may reasonably be expected to benefit. him, directly or indirectly, and are in the best interest of the Stockholder.

          NOW THEREFORE, in consideration of the premises and of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to advance funds under the Loan Agreements and issue letters of credit, the Stockholder hereby agrees with Agent and Lenders as follows:

          1.   Definitions. Reference is hereby made to each of the Loan
               -------------
Agreements for all purposes. All terms used in this Agreement which are defined in the Revolver/Term Loan Agreement and not otherwise defined herein shall have the same meanings when used herein. If at any time either of the Loan Agreements shall be terminated or otherwise cease to be in full force and effect, then all references herein to "Loan

                                     D-I-2

Agreements" shall thereafter be deemed to refer to the Loan Agreement still in force and effect.

          2.   Representations and Warranties of Stockholder. To induce Agent
               ---------------------------------------------
and Lenders to enter into the Loan Agreements, the Stockholder represents and warrants to Agent and Lenders that:

               (a)  Capacity. Stockholder has the requisite capacity and
                    --------
contractual power necessary for the execution and delivery by him of this Agreement and the performance of his obligations hereunder.

               (b)  Enforceable Obligations. This Agreement is a legal, valid
                    -----------------------
and binding obligation of Stockholder, enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights.

          3.   Debt Guaranteed by the Stockholder. Without the prior written
               ----------------------------------
consent of the Agent, the Stockholder shall not in any manner assume, guarantee, endorse or otherwise become or be contingently liable (by direct or indirect agreement, contingent or otherwise, or by operation of law, to provide funds for payment or otherwise assure a creditor against loss) for the Debt, obligation, undertaking or other liability of Borrower, or otherwise become or be responsible in any manner (whether by agreement .~3 purchase any obligations, stock, assets, goods or services, or to supply or advance any funds, assets, goods or services, or otherwise) with respect to any undertaking of Borrower, except endorsements of negotiable instruments for deposit or collection and similar transactions in the ordinary course of his business.

          4.   Waivers. No action which Agent or Lenders may take or omit to
               -------
take in connection with any of the Loan Documents or any of the indebtedness evidenced by the Notes shall release or diminish Stockholder's obligations, duties or agreements hereunder,. including, but not limited to the following actions from time to time: (a) taking or holding any property of any type from any Person as security for the indebtedness evidenced by the Notes, and exchanging, enforcing, waiving and releasing any or all of such property, (b) applying the Collateral or such other property and directing the order or manner of sale thereof as Agent or Lenders may, in their discretion, determine which is not inconsistent with the Loan Documents, (c) releasing any of the obligations of any other Person in respect of any or all of the Obligations (as such term is defined in each of the Loan

                                     D-1-3

Agreements) or other security for the Obligations,

(d) waiving, enforcing or supplementing any of the provisions of any Loan Document, (e) renewing, consolidating, extending, modifying, compromising, rearranging or amending from time to time any of the Notes or the terms of any one or more of the Loan Documents, including, without limitation, extending the maturity date of any of the Notes; (f) increasing the Collateral or the amount of the Debt under either of the Loan Agreements; (g) the invalidity, unenforceability or insufficiency of any one or more of the Loan Documents or any lien or security interest securing payment or performance thereunder, or (h) the failure of the Stockholder to receive notice of any one or more of the foregoing actions or events.

          The Stockholder specifically acknowledges and agrees that Agent and Lenders may, at their option without notice to or further consent of Stockholder, take any of the foregoing actions and that if Agent or Lenders elect to take any of the foregoing actions or any of the foregoing events occur, that such actions or events shall in no way reduce, affect, impair or limit the covenant and agreement of the Stockholder hereunder.

          5.   Amendments. No modification or amendment of or supplement to
               ------------
this Agreement shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

          6.   Governinq Law. This Agreement shall be governed by and construed
               ---------------
in accordance with the laws of the State of Colorado in all respects, including construction, validity and performance.

          7.   Counterparts. This Agreement may be separately executed by the
               --------------
different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same instrument.

          THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE
          -----------------------------------------------------------------
FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT
- -----------------------------------------------

BE CONTRADICTED BY EVIDENCE OF PRIOR~ CONTEMPORANEOUS, OR SUBSEQUENT ORAL
- -------------------------------------------------------------------------
AGREEMENT OF THE PARTIES.
- -------------------------

          THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE
          --------------------------------------------------

PARTIES.
- --------

                                     D-I-4

          IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.

                                 STOCKHOLDER:

                                 JOHN FOX

                                 NORWEST BANK DENVER, NATIONAL ASSOCIATION, a national banking association, individually and as agent

                                 By:

                                    Mark Williamson, Vice President

                                 FIRST AMERICAN NATIONAL BANK, a national banking association

                                 By:

                                    David C. May,
                                    Vice President

 . E I &

                                     D-l-5

                                  EXHIBIT D-2
                                  -----------

                               COVENANT AGREEMENT
                               ------------------

                               (GENERAL PARTNER)

          THIS COVENANT AGREEMENT (this "Agreement") dated as of November 20, 1992 is made by MARKWEST HYDROCARBON, INC., a Colorado corporation ("General
                                                                   ---------
Partner"), in favor of NORWEST BANK DENVER, NATIONAL ASSOCIATION, a national
- ----------
banking association, as agent (the "Agent") for itself, and FIRST AMERICAN
                                   -------
NATIONAL BANK, a national banking association (Agent, in its individual capacity, and First American National Bank are collectively called "Lenders").

                              W I T N E S S~ T H:

          WHEREAS, the General Partner is the sole general partner of Markwest Hydrocarbon Partners, Ltd., a Colorado limited partnership ("Borrower");
                                                           -------------

          WHEREAS, Borrower has executed in favor of Lenders those two certain promissory notes of even date herewith, each payable to the order of one of the Lenders, in an aggregate principal amount not to exceed $5,000,000 (such promissory notes, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, being herein collectively referred to as the "Working Capital Notes");
                                             -------------------------

          WHEREAS, the Working Capital Notes were executed pursuant to a Working Capital Loan Agreement of even date herewith (herein, as from time to time amended, supplemented or restated, called the "Workinq Capital Loan Agreement"),
                                              ----------------------------------
by and between Borrower, Agent and Lenders, pursuant to which Lenders have agreed to advance funds to Borrower under the Working Capital Notes which are to be used by Borrower as provided in the Working Capital Loan Agreement;

          WHEREAS, Borrower has executed in favor of Lenders those two certain promissory notes of even date herewith, each payable to the order of one of the Lenders, in an aggregate principal amount not to exceed $20,000,000, (such promissory notes, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, being herein collectively referred to as the "Revolver Notes");
                                             ------------------

          WHEREAS, Borrower has executed in favor of Lenders those two certain promissory notes of even date herewith, each

                                     D-2-1
payable to the order of one of the Lenders, in an aggregate principal amount not to exceed $13,500,000 (such promissory notes, as from time to time amended, and all promissory notes given in substitution, renewal or extensions therefor or thereof, in whole or in part, being heroin collectively referred to heroin as the "Term Notes"; the Working Capital Notes, the Revolver Notes and the Term
    -------------
Notes are heroin collectively referred to as the "Notes");

          WHEREAS, the Revolver Notes and the Term Notes were all executed pursuant to a Loan Agreement of even date herewith (heroin, as from time to time amended, supplemented or restated, called the "Revolver/Term Loan Agreement"),
                                              --------------------------------
by and between Borrower, Agent and Lenders, pursuant to which Lenders have agreed to advance funds to Borrower under the Revolver Notes and the Term Notes which are to be used by Borrower as provided in the Revolver/Term Loan Agreement.

(The Working Capital Loan Agreement and the Revolver/Term Loan Agreement shall be referred to herein collectively as the "Loan Agreements");
                                          -----------------

          WHEREAS, it is a condition precedent to the Lenders' obligation to advance funds pursuant to the Revolver/Term Loan Agreement or advance funds or issue letters of credit pursuant to the Working Capital Loan Agreement that the General Partner shall execute and deliver this Agreement to Agent and Lenders; and

          WHEREAS, the General Partner has determined that its execution, delivery and performance of this Agreement may reasonably be expected to benefit the General Partner, directly or indirectly, and are in the best interest of the General Partner.

          NOW THEREFORE, in consideration of the premises and of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to advance funds under the Loan Agreements and issue letters of credit, the General Partner hereby agrees with Agent and Lenders as follows:

          1.   Definitions. Reference is hereby made to each of the Loan
               ------------
Agreements for all purposes. All terms used in this Agreement which are defined in the Revolver/Term Loan Agreement and not otherwise defined heroin shall have the same meanings when used heroin. If at any time either of the Loan Agreements shall be terminated or otherwise cease to be in full force and effect, then all references heroin to "Loan Agreements" shall thereafter be deemed to refer to the Loan Agreement still in force and effect.

                                     D-2-2

          2.   Representations and Warranties of General Partner. To induce
               ---------------------------------------------------
Agent and Lenders to enter into the Loan Agreements, the General Partner represents and warrants to Agent and Lenders that:

               (a) Capacity. General Partner has the requisite capacity and
                   ---------
contractual power necessary for the execution and delivery by it of this Agreement and the performance of its obligations hereunder.

               (b) Enforceable Obligations. This Agreement is a legal, valid and
                   -------------------------
binding obligation of General Partner, enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights.

          3.   Debt Guaranteed by the General Partner. Without the prior
               ----------------------------------------
written consent of the Agent, the General Partner shall not in any manner assume, guarantee, endorse or otherwise become or be contingently liable (by direct or indirect agreement, contingent or otherwise, or by operation of law, to provide funds for payment or otherwise assure a creditor against loss) for the Debt, obligation, undertaking or other liability of Borrower, or otherwise become or be responsible in any manner (whether by agreement to purchase any obligations, stock, assets, goods or services, or to supply or advance any funds, assets, goods or services, or otherwise) with respect to any undertaking of Borrower, except endorsements of negotiable instruments for deposit or collection and similar transactions in the ordinary course of its business.

          4.   Waivers. No action which Agent or Lenders may take or omit to
               ---------
take in connection with any of the Loan Documents or any of the indebtedness evidenced by the Notes shall release or diminish General Partner's obligations, duties or agreements hereunder, including, but not limited to the following actions from time to time: (a) taking or holding any property of any type from any Person as security for the indebtedness evidenced by the Notes, and exchanging, enforcing, waiving and releasing any or all of such property, (b) applying the Collateral or such other property and directing the order or manner of sale thereof as Agent or Lenders may, in their discretion, determine which is not inconsistent with the Loan Documents, (c) releasing any of the obligations of any other Person in respect of any or all of the Obligations (as such term is defined in each of the Loan Agreements) or other security for the Obligations,
(d) waiving, enforcing or supplementing any of the provisions

                                     D-2-3
of any Loan Document, (e) renewing, consolidating, extending, modifying, compromising, rearranging or amending from time to time any of the Notes or the terms of any one or more of the Loan Documents, including, without limitation, extending the maturity date of any of the Notes; (f) increasing the Collateral or the amount of the Debt under either of the Loan Agreements; (g) the invalidity, unenforceability or insufficiency of any one or more of the Loan Documents or any lien or security interest securing payment or performance thereunder, or (h) the failure of the General Partner to receive notice of any one or more of the foregoing actions or events.

          The General Partner specifically acknowledges and agrees that Agent and Lenders may, at their option without notice to or further consent of General Partner, take any of the foregoing actions and that if Agent or Lenders elect to take any of the foregoing actions or any of the foregoing events occur, that such actions or events shall in no way reduce, affect, impair or limit the covenant and agreement of the General Partner hereunder.

          5.   Amendments. No modification or amendment of or supplement to
               ------------
this Agreement shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

          6.   Governing Law. This Agreement shall be governed by and construed
               ---------------
in accordance with the laws of the State of Colorado in all respects, including construction, validity and performance.

          7.   Counterparts. This Agreement may be separately OSecuted by the
               --------------
different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same instrument.

          THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE
          -----------------------------------------------------------------
FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF
- ------------------------------------------------------------------------------
PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES.
- -------------------------------------------------------------------

          THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES
          ----------------------------------------------------------

                                     D-2-4

          IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.

                                 GENERAL PARTNER:

                                 MARKWEST HYDROCARBON, INC., a Colorado
                                 corporation

                                 By:

                                    'Patrick W. Murray, Vice President

                                 NORWEST BANK DENVER, NATIONAL ASSOCIATION, a national banking association, individually and as agent

                                 By:

                                    Mark Williamson, 'Vice President

                                 FIRST AMERICAN NATIONAL BANK, a national banking association

                                 By:
                                    David C. May, Vice President



                                     D-2-5

BARRY W. SPECTOR
                                    Attorney

                                   EXHIBIT E

Suite 3301 Prudential Plaza

1050 Seventeenth Street
Denver, Coloradu 80265
Telephone (303) ~23-0717
Fax (303) 6~,3-09.~.0

November 30, 1992

Norwest Bank Denver, National
   Association, individually and as Agent 1740 Broadway
Denver, CO 80274-8699

First American National Bank
4894 Poplar Avenue
Memphis, TN 38117

Ladies and Gentlemen:

I have acted as counsel for MarkWest Hydrocarbon Partners, Ltd., a Colorado limited partnership ("Borrower"), in connection with the transactions contemplated by the Loan Agreement dated as of November 20, 1992 (the "Revolver/Term Loan Agreement"), both among Borrower, Norwest Bank Denver, National Association and First American National Bank (collectively the "Lenders') and Norwest Bank Denver, National Association, as agent for the Lenders ("Agent"). The Revolver/Term Loan Agreement and the Working Capital Agreement are referred to herein collectively as the "Loan Agreements."

I am rendering this opinion pursuant to subsection 3(a)(ii)(B) of the Revolver/term Loan Agreement and subsection 4(a)(ii)(B) of the Working Capital Loan Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Revolver/Term Loan Agreement, except that the term "Collateral" shall have the meaning set forth in the Mortgages (as such term is defined below).

Materials Examined:
- -------------------

     As a basis for the opinion hereinafter expressed, I have examined executed counterparts (unless otherwise noted) of the following:

1.   Revolver/Term Loan Agreement.

     2.   Working Capital Loan Agreement.

     3.   The Notes (as such term is defined in the Mortgages described below).

     4. The Arkansas Leasehold Deed of Trust with Security Agreement, Assignment of Rents and Leases and Financing Statement, dated as of November 20, 1992, by and among Borrower, as Grantor, the Trustees named therein and Agent, as Beneficiary, including the Exhibits thereto (the "Arkansas Mortgage").

     5. (a) The Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement, dated as of November 20, 1992, by and among Borrower, as Mortgagor, and Agent, as Mortgagee, including the Exhibits thereto (Siloam); and (b) the Mortgage, Security Agreement, Assignment of Profits and Proceeds and FinanCing Statement, dated as of November 20, 1992, by and among Borrower, as Mortgagor, and Agent, as Mortgagee, including the Exhibits thereto (Boldman). ((a) and (b) are collectively called the "Kentucky Mortgages").

     6. A Credit Line Deed of Trust with Security Agreement, Assignment of Rents and Leases and Financing Statement, dated as of November 20, 1992, by and among Borrower, as Grantor, the Trustee named therein and Agent, as Beneficiary, including the Exhibits thereto (the "West Virginia Mortgage").

     7. A Security Agreement dated as of November 20, 1992, between Borrower and Agent (the "Security Agreement").

     8. The financing statements for use in the States of Arizona, Arkansas, Colorado, Kansas, Kentucky, Michigan and West Virginia, naming Borrower as debtor, and Agent as secured party (collectively the "Financing Statements"), relating to the Mortgages and the Security Agreement.

     9. The Covenant Agreement of Stockholder dated as of November 20, 1992, by John Fox in favor of Agent.

     10. The Covenant Agreement of General Partner dated as of November 20, 1992, by the General Partner in favor of Agent.

     11.  The opinions of Rex M. Terry, Esq. of Hardin, Jesson, Dawson & Terry;
P. Bruce Leslie, Esq. of McBrayer, McGinnis, Leslie & Kirkland; and George A. Patterson, Esq., of Bowles, Rice, McDavid, Groff & Love (the "Local Counsel Opinions").

     The documents described in paragraphs 1 through 10 collectively referred to as the "Principal Documents". The Arkansas Mortgage and the Kentucky Mortgages are herein collectively called the "Mortgages".

Assumptions:
- ------------

     In rendering the opinions hereinafter expressed, I have made the following assumptions:

                                       2-

     A. The Lenders are duly organized, validly existing and in good standing under the laws of the states or governmental bodies under which they are organized.

Bm
executed
Borrower).

Each of the Principal Documents has been duly authorized, and delivered by the parties thereto (other than

     C. The Principal Documents constitute legal, valid and binding obligations of the parties thereto (other than Borrower), enforceable against such parties (other than Borrower) in accordance with their respective terms, and all parties (other than Borrower) to the Principal Documents have all necessary power and authority to enter into and perform the transactions contemplated thereby.

     D. None of the execution, delivery or performance of the Principal Documents by any party thereto (other than Borrower) will result in any violation of or be in contravention of or constitute a default under the charter, bylaws or other governing documents of such party, or any other contract or agreement binding on such party or its properties.

     E. The transactions provided for in the Principal Documents are supported by sufficient and adequate consideration, and a loan has been made and is currently outstanding, which loan is intended to be secured by the Mortgages.

     F. All signatures are genuine, all documents submitted to me as originals are authentic, and all documents submitted to me as photocopies, telecopies or facsimiles conform to the original documents.

Opinion:
- --------

     Based upon the foregoing, and subject to the qualifications, limitations and assumptions stated herein, I am of the opinion that:

     1. (a) Borrower is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Colorado, and is qualified to do business in Arkansas, Kentucky, Texas and in every other Jurisdiction in which the nature of its business or the ownership of its assets requires such qualification and failure to so qualify could have a material adverse effect on Borrower, its business, operations, assets, property, prospects or condition (financial or otherwise);

          (b) Each of the Related Persons other than Borrower is duly organized, validly existing and in good standing under the laws of the state of its incorporation or formation and is qualified to do business in every Jurisdiction in which the nature of its business or the ownership of its assets requires such qualification and failure to so qualify could have a material adverse effect on Borrower or such Related Person, its business, operations, assets, property, prospects or condition (financial or otherwise);

          (c) Each Related Person has the power and authority to own the property which it owns and to carry on its business as such business is now conducted.

     2. The execution, delivery and performance by the Borrower of the Principal Documents and the borrowings thereunder and the consummation of the transactions contemplated therein will not conflict with the limited partnership agreement or other organizational or governing documents of any Related Person; or conflict with any law, rule or regulation which conflict would result in a materially adverse affect on Borrower, its business, operations, assets, property, prospect or condition; or to the best of my knowledge, conflict with or result in any breach of any mortgage, lien, lease, agreement, instrument, order, judgment, decree or, any other restriction of any kind or character to which any Related Person is a party or is subject or by which any Related Person or its properties are bound or affected.

     3. No consent, approval, exemption, authorization or order of or other action by, and no notice to or filing with, any court or governmental authority or third party is required by any Related Person in connection with the execution, delivery or performance by Borrower of the Principal Documents or to consummate any transactions contemplated thereby, or the incurring of indebtedness by Borrower or the granting of the liens by Borrower under the Mortgages.

     4. Borrower has full power and authority to enter into the Principal Documents. The execution and delivery of the Principal Documents, and the performance and observance of their terms, conditions and obligations, have been duly authorized by all necessary action by Borrower and the General Partner and the Principal Documents are duly executed and delivered and are legal, valid and binding obligations of Borrower, and to the extent a party thereto, the General Partner, enforceable in accordance with their respective terms, except as such similar laws of general application relating to the enforcement of creditors' rights~

     5. Except as disclosed in Exhibit H to the Loan Agreements, to my knowledge, there are no actions, suits, proceedings or claim~ against any Related Person or the General Partner of any of their respective properties pending or threatened before any court or by or before any governmental instrumentality, which could have a material adverse effect on the business, operations, property, prospects or condition (financial or otherwise) of any Related Person or the ability of Borrower to perform its obligations under any of the Principal Documents. To my knowledge, there exists no default or breach by any Related Person with respect to any order, writ, injunction, decree or demand of any court or governmental instrumentality, nor does the execution, delivery or performance by Borrower of any of the Principal Documents result in any such default or breach.

     6. No Related Person is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

     7. No Related person is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of the "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     8. To the best of my knowledge, the General Partner is the sole general partner of Borrower.

     9. No state or local mortgage tax, stamp tax or other fee, tax or governmental charge (other than filing and recording fees imposed by law) is required to be paid in the State of Colorado in connection with the execution, delivery, filing or recording of the Mortgages or the Financing Statements.

     10. With respect to the law of the State of Colorado, the Security Agreement creates a valid security interest in favor of Agent for the benefit of the Lenders in the Collateral described therein consisting of fixtures, goods, including equipment and inventory, and the other personal property collateral governed by the UCC (as defined below), securing the Obligations. The filing of the Financing Statements in the offices identified in Schedule I hereto and to the Local Counsel Opinions will perfect such security interest in such fixtures and personal property granted in the Security Agreement to the extent that the security interest can be perfected by filing. It is not necessary to refile the Financing Statements or to make any other recording or filing in order to maintain the perfection of the security interest described above, except as provided below.

                   Comments, Qualifications and Limitations:
                   -----------------------------------------

     The opinions expressed herein are limited by and subject to the following qualifications, limitations and assumptions:

          A.    General Qualifications. The validity, binding effect and
                ----------------------
enforceability of the Principal Documents may be subject to, or limited or affected by, (i) bankruptcy, or similar statutes or rules of law affecting creditors' rights generally, including, without limitation, statutes or rules of law that limit the effect of waivers of rights by a debtor, guarantor or grantor; (ii)

                                       5-
general principles of equity (whether considered in a suit in equity or at law); and (iii) the qualification that certain remedial provisions of the Principal Documents may be unenforceable in whole or in part under the UCC or other applicable state and federal law, but the inclusion of such provisions does not render the other provisions of the Principal Documents invalid and does not make the remedies afforded by the Principal Documents inadequate for the practical realization of the benefits afforded thereby.

          B.   Title Matters. In rendering this opinion, I have made no
               --------------
examination of and express no opinion with respect to (i) title to the Collateral or the priority of the liens created by the Mortgages; or (ii) the creation or perfection of the lien of the Mortgages with respect to water rights. I have assumed that Borrower has rights in the Personal Property Collateral sufficient to enable Borrower to grant liens on and security interests in such property.

               C.   Foreclosure. Notwithstanding the terms and provisions of the
                    -----------
Mortgages relating to the foreclosure, in order to realize upon the Collateral, the foreclosure provisions of the statutes of the State where the Mortgaged Property is located must be complied with.

     D.   Certain Matters as to Personal Property Collateral. I have made the
          ---------------------------------------------------
following additional assumptions and qualifications in rendering the opinions expressed in paragraph 6 above:

          (i) The security interests created by the Mortgages are subject to the rights of purchasers under Section 9-307 of the UCC.

          E.   After-Acquired Property.' Under applicable law, after-acquired
               -----------------------
title provisions in a deed of trust or mortgage may be effective against the parties thereto but not against third parties, because the deed of trust or mortgage may be outside the chain of title to the after-acquired property.

          F.   Proceeds. With respect to proceeds (as such term is defined in
               ---------
the UCC) of Collateral, the effectiveness and perfection of security interests that are purported to be created by the Mortgages are subject to and limited or affected by the following: (i) the operation of Section 9-306 of the UCC and the other provisions of the UCC referred to therein, and (ii) as to any proceeds which consist of items of property not subject to perfection under the provisions of Article 9 of the UCC, to the requirement that Agent's interest be perfected in the appropriate manner under the laws governing perfection of liens or security interests for that type of property.

                                       s-

          G.   Factual Matters. As to certain factual matters we have relied,
               ----------------
without independent verification, upon information obtained from officers of the general partner of Borrower.

          H. Under applicable law, a financing statement filed in the State of Colorado is effective for a period of five years from the date of filing (and for an additional period in certain limited circumstances). The effectiveness of a filed financing statement may be continued however, by filing a continuation statement, in the manner prescribed by law, in the office in which the financing statement was originally filed, within six months prior to the end of the five-year period thereafter. Amendments or supplements to the Financing Statements or additional financing statements may be required to be filed in the event of a change in the name, identity, principal place of business, chief executive office or corporate structure of Borrower, or in the event the Financing Statements or the description of the Collateral otherwise becomes inaccurate, incomplete or seriously misleading.

          I.    Limitations. I do not express any opinion as to matters governed
                ------------
by any law other than the federal law and laws of the State of Colorado. The opinions expressed herein are rendered as of the date hereof. Any statement herein which may be construed as an opinion regarding the law of any other state should be construed only as a referral to the appropriate Local Counsel Opinion if one exists, and if one does not exists, should not be construed or interpreted as any statement or opinion concerning the law or the applicability of the law of any other state. To the extent this opinion refers to Local Counsel opinions, the reference is for convenience only. No independent .review or examination of the matters covered by or opined on by Local Counsel was undertaken by the undersigned, nor did the undersigned participate in the selection or retention of West Virginia Local Counsel. I do not undertake to advise you of matters that may come to my attention subsequent to the date hereof and that may affect the opinions expressed herein, including without limitation, future changes in applicable law.

                                      W. Spector

SCHEDULE I
- ----------

Colorado Secretary of State

G. D. HARDIN (1884.-1-degree,64)
P. H. HARDIN
BRAOLEY O. JESSON ROBERT T. DAWSON
REX M. TERRY
RCBERT M, HONEA
J. LESLIE L-"VIII'S III
J. RODNEY MILLS + KIRKMAN T. DOUGHERTY .,.. CAROL WOODS FRAZtER

EXHIBIT F-1

                               ATTORNEY'S AT LAW

              SUITE 500, SUPERIOR FEDERAL TOWER 5000 ROOERS AVENUE

                                P. O. BOX 10127

           FORT SMITH, ARKANSAS 7291 7-0127 TELEFHONE (501) 452-2200
                               FAX (501) 452-9692

December 3, 1992

*'AI..SCI AJDMII'T"ED IN CXLA~UA

Norwest Bank Denver, National
Association, Individualiv and as Agent 1740 Broadway
Denver, Colorado 80274-8699

First American National Bank
4894 Poplar Avenue
Memphis, Tennessee 38117

Barry Spector, Esq.
1050 Seventeenth Street, Suite 330
Denver, Colorado 80265

Ladies and Gentlemen:

     We have been asked to render an opinion concerning certain limited matters of Arkansas law.

Materials Examined:
- -------------------

     As a basis for the opinions hereinafter expressed, we have examined unexecuted counterparts (unless otherwise noted) of the "Execution Form" of the following:

                        1. Arkansas Leasehold Deed of Trust with Security Agreement, Assignment of Rents and Leases and Financing
                       Statement draft, dated as of November 18, 1992, by and
             among MARKWEST HYDROCARBON PARTNERS, LTD., a limited
partnership organized and existing under the laws of the State of Colorado (hereinafter called "Grantor" or "Borrower"), Mark Williamson, as Trustee
                    ---------    ----------
(hereinafter called "Trustee" and NORWEST BANK DENVER, NATIONAL ASSOCIATION, a
                    ---------
national banking association, as agent (hereinafter called "Beneficiary"), for itself and First American National Bank, a national banking association, ("First American"), NATIONAL including Exhibits "A", "B", and "C" thereto (the "Mortgage"). Norwest Bank Denver,
- ----------

December 3, 1992 Page No. 2

National Association in its individual capacity is hereinafter called "Norwest".
                                                                      ---------
Norwest and First American are collectively referred to herein as "Lenders".
- ---------

     2. The financing statement for use in the State of Arkansas, naming Borrower as debtor, and Agent as secured party (the "Financing Statement").

     We have not examined any other documents in connection with this transaction and offer no opinion as to any such documents.

     The documents described in paragraphs 1 and 2 are collectively referred to as the "Principal Documents."

Assumptions:
- ------------

     In rendering the opinions hereinafter expressed, we have made the following assumptions:

     A. The Lenders are duly organized, validly existing and in good standing under the laws of the states or governmental bodies under which they are organized. Borrower is duly organized, validly existing and in good standing as a limited partnership under the laws of the State of Colorado. If any party is doing business in the State of Arkansas it has properly qualified to transact such business.

     B. Each of the Principal Documents has been duly authorized, executed and delivered by the parties thereto.

     C. The Principal Documents constitute legal, valid and binding obligations of the parties thereto (other than Borrower), enforceable against such parties (other than Borrower) in accordance with their respective terms, and all parties to the Principal Documents have all necessary power and authority to enter into and perform the transactions contemplated thereby.

     D. None of the execution, delivery or performance of the Principal Documents by any party thereto will result in any violation of or be in contravention of or constitute a default under the charter, bylaws or other governing documents of such party, or any other contract or agreement binding on such party or its properties.

     E. The transactions provided for in the Principal Documents are supported by sufficient and adequate

December 3, 1992 Page No. 3

consideration, and a loan has been made and is currently outstanding, which loan is intended to be secured by the Mortgage.

     F. All signatures are genuine, all documents submitted ~.c us as originals are authentic, and all documents submitted to us as photocopies, telecopies or facsimiles conform to the original documents.

     G. MarkWest is not a public utility within the meaning of Arkansas law and is not a regulated pipeline or other entity which would require approval from the Arkansas Public Service Commission or other state entity prior to obtaining mortgage financing.

Opinion:
- --------

     Based upon the foregoing, and subject to the qualifications, limitations and assumptions stated herein, we are of the opinion that:

     1. No approval, consent, exemption or other action by, or notice to or filing with any governmental authority of this State pursuant to any statutory law, treaty, rule or regulation is required in connection with the (a) execution, delivery or performance by Borrower of its agreements in any of the Principal Documents or the incurring of indebtedness by Borrower or the granting of the liens by Borrower under the Mortgage, or (b) enforcement by Agent or the Lenders of any of the Principal Documents; except that either or both clauses
(a) and (b) above are or may be subject to or limited or affected by: (i) the filings and recordings referred to in paragraphs 5 and 6 below; (ii) notices to or filings with appropriate county recorders under applicable state law relating to nonjudicial foreclosure; and (iii) any notices, filings or other actions under applicable state law required in connection with (A) judicial foreclosure,
(B) realization upon any assignment of rents, or (C) the appointment of receivers.

     2. The execution, delivery and performance by Borrower of its agreements in the Principal Documents and the incurring of indebtedness by Borrower and the granting of the liens described in and pursuant to the Mortgage do not and will not violate or result in a breach of any statutory law, treaty, rule or regulation of this State applicable to Borrower.

December 3, 1992 Page No. 4

     3. No state or local mortgage tax, stamp tax or other fee, tax or governmental charge (other than filing and recording fees imposed by law) is required to be paid in the State of Arkansas in conection with the execution, delivery, filing or recording of the Mortgage or the Financing Statement.

     4. The Mortgage constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms.

     5. The Mortgage is in form sufficient to create a lien in favor of Trustee for the benefit of Agent and Lenders in and to the real property described in the Mortgage and in Exhibits "A" and "B" to the Mortgage (including fixtures that are real property under Arkansas law), securing payment of such obligations as are stated in the Mortgage, and is in proper form for recording in the respective office or offices identified in Schedule I attached hereto. Upon recording of the Mortgage in the office or offices identified in Schedule I hereto, the Mortgage will constitute constructive notice of the contents thereof to subsequent purchasers and mortgagees of the real property described therein. No other recordings or re-recordings are or will be necessary in order to provide any subsequent purchasers and mortgagees of any such real property with constructive notice of the contents of the Mortgage or to maintain the perfection of the lien created by the Mortgage, except as stated in paragraph G below.

     6. The Mortgage and Exhibits "A" and "B" thereto is in form sufficient to create a valid security interest in favor of Agent for the benefit of Lenders in and to the personal property described in the Mortgage and Exhibits "A" and "B" thereto (including fixtures that are personal property under Arkansas law) consisting of fixtures, goods and other personal property which is within the scope of the Uniform Commercial Code as adopted in Arkansas (the "UCC"), securing the payment of such obligations as are stated in the Mortgage. The recording of the Mortgage and the filing of the Financing Statement in the offices identified in Schedule I hereto will perfect such security interest in such fixtures and personal property to the extent that such security interest can be perfected by filing. The Principal Documents are effective as a fixture filing from the date of their filing and/or recording in the offices identified in Schedule I hereto. It is not necessary to rerecord the Mortgage or refile the Financing

December 3, 1992 Page No. 5

Statement or to make any other recording or filing in order to maintain the perfection of the security interest described above, except as provided in paragraphs "D", "E", "F," and "G" below.

Comments, Oualifications and Limitations:
- -----------------------------------------

     The opinions expressed herein are limited by and subject to the following qualifications, limitations and assumptions:

     A.   General Qualifications.  The validity, binding effect and
          -----------------------
enforceability of the Principal Documents may be subject to, or limited or affected by, (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar statutes or rules of law affecting creditors' rights generally, including, without limitation, statutes or rules of law that limit the effect of waivers of rights by a debtor, guarantor or grantor; (ii) general principles of equity (whether considered in a suit in equity or at law); and
(iii) the qualification that certain remedial provisions of the Principal Documents may be unenforceable in whole or in part under the UCC or other applicable state and federal law, but the inclusion of such provisions does not render the other provisions of the Principal Documents invalid; (iv) the validity and enforcement of the Principal Documents is subject to the terms of the underlying ground leases; and (v) the rights of the secured parties may be further subject to the Arkansas Code provisions with regard to landlord's liens, Arkansas Code Annotated, Sec. 18-16-108. The ramifications of this statute are more particularly discussed in a letter dated June 18, 1992, from Rex M. Terry to Barry W. Spector which by this reference is incorporated herein.

     B.   Title Matters.  In rendering this opinion we have made no examination
          --------------
of and express no opinion with respect to (i) title to the property conveyed in the Mortgage or the priority of the liens created by the Mortgage; or (ii) the creation or perfection of the lien of the Mortgage with respect to water rights. We have assumed that Borrower has rights in the personal property conveyed in the Mortgage sufficient to enable Borrower to grant liens on and security interests in such property.

     C.   Foreclosure.  Notwithstanding the terms and provisions of the
          ------------
Mortgage relating to foreclosure, in order to realize upon the property conveyed therein as

December 3, 1992 Page No. 6

collateral, the foreclosure provisions of the statutes and case law of this State must be complied with. In our opinion, as a practical matter, in Arkansas, judicial foreclosure is required as to the interest in real estate in order to establish marketable title in the event of default despite the terms of the Mortgage providing for non-judicial sale.

     D.   Certain Matters as to Personal Property Collateral.   We have made the
          ---------------------------------------------------
following additional assumptions and qualifications in rendering the opinions expressed in paragraph 6 above.

                    (i) Our opinion as to perfection of the security interest with respect to the fixtures (as that term is used in the UCC), is based upon the following assumptions:

               (a) Any portion of the property conveyed in the Mortgage consisting of goods that are or are to become fixtures is and will be located on the real estate described in Exhibit "A" to the Mortgage; and

               (b) Borrower has an interest of record in the real property described in the Mortgage sufficient to support a security interest in fixtures attached to or placed upon such property.

                         (ii) Our opinion as to perfection of the security interests with respect to the personal property included in the Mortgage is limited to those items that constitute goods under the UCC and proceeds thereof; but excluding consumer goods, standing timber, goods covered by a certificate of title or warehouse receipt, goods in the possession of a bailee, farm products and crops.

                         (iii) The security interests created by the Mortgage are subject to the rights of the purchasers under Section 9-307 of the UCC.

       E.    After-Acquired Property.   Under applicable law, after-acquired
             ------------------------
  title provisions contatined in the Principal Documents may be effective against the parties thereto but not against third parties, because the Principal Documents may be outside the chain of title to the after-acquired property.

December 3, 1992 Page No. 7

     F.   Proceeds.   With respect to proceeds (as such term is defined 'in the
          ---------
UCC) of property conveyed in the Mortgage, the effectiveness and perfection of security interests that are purported to be created by the Mortgage are subject to and limited or affected by the following: (i) the operation of Section 9-306 of the UCC and the other provisions of the UCC referred to therein, and (ii) as to any proceeds which consist of items of property not subject to perfection under the provisions of Article 9 of the UCC, to the requirement that Agent's interest be perfected in the appropriate manner under the laws governing perfection of liens or security interests for that type of property.

     G.   Continuation of Lien and Secured Interest.   Under Arkansas law, a
          ------------------------------------------
mortgage, deed of trust or similar document may not be enforceable with respect to real property collateral and the record thereof may cease to provide constructive notice and has no more effect than an unrecorded instrument immediately upon expiration of a period of five years next following the date upon which acceleration of the indebtedness and payment of the indebtedness in full may have first been permitted or demanded pursuant to the Principal Documents and the indebtedness such documents secure.

     Under Arkansas law, a financing statement filed in the State of Arkansas is effective for a period of five years from the date of filing (and for an additional period in certain limited circumstances). The effectiveness of a filed financing statement may be continued, however, by filing a continuation statement, in the manner prescribed by law, in the offices in which the financing statement was originally filed, within six months prior to the end of the five-year period, and by so filing subsequent continuation statements within six months prior to the end of each five-year period thereafter. Amendments or supplements to the Mortgage and the Financing Statement or additional financing statements may be required to be filed in the event of a change in the name, identity, principal place of business, chief executive office or corporate structure of Borrower, or in the event the Mortgage or the Financing Statement or the description of the Collateral otherwise becomes inaccurate, incomplete or seriously misleading.

     I.   Filing Offices.   For the purposes of determining the proper counties
          ---------------
or offices to record the Mortgage, we have relied upon the descriptions in Exhibit

December 3, 1992 Page No. 8

"A" to the Mortgage for information concerning the counties in which the property conveyed in the Mortgage is located.

     J.   Limitations.   We do not express any opinion as to matters governed
          ------------
by any law other than the laws of the State of Arkansas. The opinions expressed heroin are rendered as of the date hereof. We do not undertake to advise you of matters that may come to our attention subsequent to the date hereof and that may affect the opinions expressed herein, including without limitation, future changes in applicable law.

     K.   Usury.  No opinion is given with regard as to whether this
          ------
transaction complies with the Arkansas usury limitations.

     L.   Due on Sale.   The Due on Sale provisions of Section 2j'8 of the
          ------------
Mortgage may be subject to the Arkansas case law provisions which require that
the mortgage holder have a valid reason not to permit a transfer.     See,
Tucker vs. Pulaski Savings and Loan Association, ~1 S.W.2d 725 (1972) and Abrego
- -----------------------------------------------                           ------
v. United PooDles Federal
- -------------------------
Savings and Loan Association, 664 S.W.2d 858 (1~84).
- ----------------------------

                              Very truly yours,

                              HARDIN, JESSON, DAWSON & TERRY


                              /s/ Robert M. Honea

                              Robert M. Honea

                                   SCHEDULE I
                                   ----------

A.   Real Property.
     --------------

     To perfect a lien on real property in the State of Arkansas, the instrument evidencing the lien must be filed in the land records of the Circuit Clerk and Ex-Officio Recorder for the county in Arkansas in which the real property is located. For Crittenden County, that address is:

     Land Records
     Circuit Clerk and Ex-Officio Recorder
     Crittenden County Courthouse
     100 Court Street
     Marion, Arkansas 72364

B.   UCC Filings
     -----------

     In order to perfect a security interest in personal property and fixtures pursuant to the Uniform Commercial Code, as adopted in the State of Arkansas, the instrument evidencing the lien must be filed in both the UCC Records of the Circuit Clerk and Ex-Officio Recorder for the county in Arkansas in which the personal property and/or fixtures are located, and in addition, must be filed in the UCC records maintained by the Office of the Secretary of State for the State of Arkansas. Those addresses are as follows:

     UCC Records
     Circuit Clerk and Ex-Officio Recorder
     Grittendon County Courthouse
     100 Court Street
     Marion, Arkansas 72364

and

     UCC Filings Division
     Office of the Secretary of State
     State of Arkansas
     256 State Capitol Building
     Little Rock, Arkansas 72201

BAR-~Y SPECTOR, ESQ.

LADIES & GENTLEMEN:

     WE HAVE ACTED AS SPECIAL KENTUCKY COUNSEL FOR MARKWEST HYDROCARBON PARTNERS, LTD., A COLORADO LIMITED PARTNERSHIP ("BORROWER"), IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THE LOAN AGREEMENT DATED AS OF NOVEMBER 20, 1992 (THE "REVOLVER/TERM LOAN AGREEMENT") AND THE WORKING CAPITAL LOAN AGREEMENT DATED AS OF NOVEMBER 20, 1992 (THE "WORKING CAPITAL LOAN AGREEMENT"), BOTH AMONG BORROWER, NORWEST BANK DENVER, NATIONAL ASSOCIATION AND FIRST AMERICAN NATIONAL BANK (COLLECTIVELY THE "LENDERS") AND NORWEST BANK DENVER, NATIONAL ASSOCIATION, AS AGENT FOR THE LENDERS ("AGENT"). THE REVOLVER/TEN LOAN AGREEMENT AND THE WORKING CAPITAL LOAN AGREEMENT ARE REFERRED TO HEREIN COLLECTIVELY AS THE "LOAN AGREEMENTS".

     WE RENDER THIS OPINION PURSUANT TO SUBSECTION 3(A)(II)(B) OF THE REVOLVER/TEN LOAN AGREEMENT AND SUBSECTION 4(A)(II)(B) 'OF THE WORKING CAPITAL LOAN AGREEMENT. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN SHALL HAVE THE MEANINGS SET FROTH IN THE REVOLVER/TERM LOAN AGREEMENT, EXCEPT THAT THE TEN "COLLATERAL" SHALL HAVE THE MEANING SET FORTH IN THE MORTGAGE (AS SUCH TEN IS DEFINED BELOW).

Nor-west Bank Denver, National       McBRAYER, McGINNIS, LESLIE KIRKLAND
     Association, Individually an as Agent
   November 20, 1992 -Page 2

Materials Examined:
- -------------------

     As a basis for the opinions hereinafter expressed, we have examined unexecuted counterparts (unless otherwise noted) of the "Execution Form" of the following:

     1.   (a)    The Mortgage, Security Agreement, Assignment of Profits and
Proceeds and Financing Statement, dated as of November 20, 1992 by and among Borrower, as Mortgagor, and Agent, as Mortgagee, including the Exhibits thereto (Siloam); (b) The Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement, dated as of November 20, 1992 by and among the Borrower, as Mortgagor, and Agent, as Mortgagee, including the Exhibits thereto (Boldman). ((a) and (b) are collectively called the "Mortgage").

     2. The financing statement for use in the State of Kentucky naming Borrower as debtor, and Agent as secured party (the "Financing Statement").

     The documents described in paragraphs 1 and 2 are collectively referred to as the "Principal Documents".

Assumptions:
- ------------

     In rendering the opinions heroinafter expressed, we have made the following assumptions:

     A. The Lenders are duly organized, validly existing and in good standing under the laws of the states or governmental bodies under which they are organized. Borrower is duly organized, validly existing and in good standing as a limited partnership under the laws of the State of Colorado.

     B. Each of the Principal Documents has been duly authorized, executed and delivered by the parties thereto.

     C. The Principal Documents constitute legal, valid and binding obligations of the parties thereto (other than Borrower), enforceable against such parties (other than Borrower) in accordance with their respective terms; and all parties to the Principal Documents have all necessary power and authority to enter into and perform the transactions contemplated thereby.

     D. None of the execution, delivery or performance of the Principal Documents by any party thereto will result in any violation of or be in contravention of or constitute a default under the charter, bylaws or other governing documents of such party, or any other contract or agreement binding on such party or its properties.

Norwest Bank Denver, National       McBRAYER, McGINNIS, LESLIE & KIRKLAND
  Association, Individually an as Agent November 20, 1992 Page 3

     E. The transactions provided for in the Principal Documents are supported by sufficient and adequate consideration, and a loan has been made and is currently outstanding, which loan is intended to be secured by the Mortgage.

     F. All signatures are genuine, all documents submitted to us as originals are authentic, and all documents submitted to us as photocopies, telecopies or facsimiles conform to the original documents.

Opinion:
- --------

     Based upon the foregoing, and subject to the qualifications, limitations and assumptions stated heroin, we are of the opinion that:

     1. No approval, consent, exemption or other action by, or notice to or filing with any governmental authority of this State pursuant to any statutory law, treaty, rule or regulation is required in connection with the execution, delivery or performance of Borrower of its agreements in any of the Principal Documents or in the incurring of indebtedness by Borrower or the granting of the liens by Borrower under the Mortgage.

     2. The execution, delivery and performance by Borrower of its agreements in the Principal Documents and the incurring of indebtedness by Borrower and the granting of the liens described in and pursuant to the Mortgage do not and will not violate or result in a breach of any statutory law, treaty, rule or regulation of this State ("Requirement of Law") applicable to Borrower nor result in or require the creation or imposition of any lien on any properties or revenues of Borrower pursuant to any Requirement of Law.

     3. No state or local mortgage tax, stamp tax or other fee, tax or governmental charge (other than filing and recording fees imposed by law) is required to be paid in the State of Kentucky in connection with the execution, delivery, filing or recording of the Mortgage or the Financing Statement.

     4. The Mortgage constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in according with its terms.

     5. The Mortgage, including the form of description contained in Exhibit A and B thereto, are in form sufficient to create a lien in favor of Agent for the benefit of Agent and the Lenders on the title and interest of Borrower in the real property (including improvements located thereon and fixtures thereto) described in Exhibit A and B thereto, securing payment and performance of the Obligations (as defined therein), and is in proper form for recording in the

Norwest Bank Denver, National       McBRAYER, McGINNIS, LESLIE & KIRKLAND
   Association, Individually an as Agent November 20, 1992 Page 4

respective office' or offices identified for the Mortgage in Schedule I. Upon such recording, the Mortgage will constitute constructive notice of the contents thereof to subsequent purchasers and mortgagees of the real property described therein. No other recordings or re-recordings are or will be necessary in order to provide any subsequent purchasers and mortgagees of any such real property with constructive notice of the contents of the Mortgage or to maintain the perfection of the lien described above.

     6. The Mortgage is in form sufficient to create a valid security interest in favor of Agent for the benefit of the Lenders in the Collateral described therein consisting of fixtures, goods and the other personal property collateral governed by the UCC (as defined below), securing the Obligations. The recording of the Mortgage and the filing of the Financing Statement in the offices identified in Schedule I hereto will perfect such security interest in such fixtures and personal property granted in the Mortgage to the extent that the security interest can be perfected by filing. The Mortgage is, among other things, a financing statement and is effective as a fixture filing from the date of its recording in the offices identified in Schedule I hereto. It is not necessary to re-record the Mortgage or refile the Financing Statement or to make any other recording or filing in order to maintain the perfection of the security interest described above, except as provided below.

Comments, Qualifications & Limitations:
- ---------------------------------------

     The opinions expressed heroin are limited by and subject to the following qualifications, limitations and assumptions:

     A.   General Qualifications. The validity, binding effect and
          -----------------------
enforceability of the Principal Documents may be subject to, or limited or affected by, (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar statutes or rules of law affecting creditors' rights generally, including, without limitation, statutes or rules of law that limit the effect of waivers of rights by a debtor, guarantor cr grantor; (ii) general principles of equity (whether considered in a suit in equity or at law); and
(iii) the qualification that certain remedial provisions of the Principal Documents may be unenforceable in whole or in part under the UCC or other applicable state and federal law, but the inclusion of such provisions does not render the other provisions of the Principal Documents invalid and does not make the remedies afforded by the Principal Documents inadequate for the practical realization of the benefits afforded thereby.

     B. Tiitle Matters. In rendering this opinion we have made no examination of
        ---------------
and express no opinion with respect to (i) title to the Collateral or the priority of the liens created by

Norwest Bank Denver, National       McBRAYER, McGINNIS, LESLIE & KIRKLAND
  Association, Individually an as Agent November 20, 1992 Page 5

the Mortgage; or (it) the creation or perfection of the lien of the Mortgage with respect to water rights. We have assumed that Borrower has rights in the personal property Collateral sufficient to enable Borrower to grant liens on and security interests in such property.

     C. Foreclosure. Notwithstanding the terms and provisions of the Mortgage
        ------------
relating to foreclosure, in order to realize upon the Collateral, the foreclosure provisions of the statutes of this State must be complied with.

     D.   Certain Matters as to Personal Property Collateral. We have made the
          ---------------------------------------------------
following additional assumptions and qualifications in rendering the opinions expressed in paragraph 6 above:

          (i) Our opinion as to perfection of the security interest with respect to the fixtures (as that term is used in the UCC), is based upon the following assumptions:

               (a) Any portion of the Collateral consisting of goods that are or are to become fixtures is and will be located on the real estate described in Exhibit A to the Mortgage; and,

               (b) Borrower has an interest of record in the real estate described in the Mortgage, or, as to Boldman, that Columbia Gas Transmission Corporation is the owner of an interest of record in the real estate concerned.

          (ii) Our opinion as to perfection of the security interests with respect to the personal property included in the Collateral is limited to those items of Collateral that constitute goods under the UCC and proceeds thereof; but excluding consumer goods, standing timber( goods covered by a certificate of title or warehouse receipt, goods in possession of a bailee, fan products and crops.

          (iii) The security interests created by the Mortgage are subject to the rights of purchasers under Section 9-307 of the UCC.

     E. After-Acquired Property. Under applicable law, after-acquired title
        ------------------------
provisions in a deed of trust or mortgage may be effective against the parties thereto but not against third parties, because the deed of trust or mortgage may be outside the chain of title to the after-acquired property.

     F. Proceeds. With respect to proceeds (as such term is defined in the UCC)
        ---------
of Collateral, the effectiveness and perfection of security interests that are purported to be created by the Mortgage are subject to and limited or affected by the following: (i) the operation of Section 9-306 of the UCC and other provisions of the UCC referred to therein, and (it) as to

Norwest Bank Denver, National       MCBRAYER, McGINNIS, LESLIE & KIRKLAND
   Association, Individually an as Agent November 20, 1992 Page 6

any proceeds which consist of items of property not subject to perfection under the provisions of Article 9 of the UCC, to the requirement that Agent's interest be perfected in the appropriate manner under the laws governing perfection of liens or security interests for that type of property.

     G. Factual Matters. As to certain factual matters we have relied, without
        ----------------
independent verification, upon information contained in certificates of an offer of Borrower.

     H. Continuation of Lien & Security Interest. Under applicable law, a
        -----------------------------------------
financing statement filed in the State of Kentucky is effective for a period of five years from the date of filing (and for an additional period in certain limited circumstances). The effectiveness of a filed financing statement may be continued however, by filing a continuation statement, in the manner prescribed by law, in the office in which the financing statement was originally filed, within six months prior to the end of the five-year period, and by so filing subsequent continuation statements within six months prior to the end of each five-year period thereafter. Amendments or supplements to the Mortgage and the Financing Statement or additional financing statements may be required to be filed in the event of change in the name, identity, principal place of business, chief executive office or corporate structure of Borrower, or in the event the Mortgage or the Financing Statement or the description of the Collateral otherwise becomes inaccurate, incomplete or seriously misleading.

     I. Filing Offices. For purposes of determining the proper counties or
        ---------------
offices to record the Mortgage, we have relied upon the descriptions in Exhibit A to the Mortgage for information concerning the counties in which the Mortgaged Property is located.

     J. Limitations. We do not express any opinion as to matters governed by any
        ------------
law other than the laws of the State of Kentucky. The opinions expressed herein are rendered as of the date hereof. We do not undertake to advise you of matters that my come to our attention subsequent to the date hereof and that may affect the opinions expressed herein, including without limitation, future changes in applicable law.

                              Sincerely yours,


                              Phillip Bruce Leslie

            EXHIBIT G
            ---------

THIS EXHIBIT INTENTIONALLY OMITTED

G-1
 .

                                   EXHIBIT H

                                   LITIGATION
                                   ----------

     1.   In Re the Columbia Gas System, Inc. and Columbia Gas Transmission
          -----------------------------------------------------------------
Corporation, Case Nos. 91-803 and 91-804, United States Bankruptcy Court,
- ------------
District of Delaware.

                                   EXHIBIT I
                                   ---------

 MARKWEST HYDROCARBON PARTNERS LTD. PARTNERSHIP INTEREST PERCENTAGES

GENERAL PARTNER
MarkWest Hydrocarbon inc.
   TOTAL

LIMITED PARTNERS
ERIN Investments
Jon Crabtree
Majorie S. Fox
Lisbeth Fox Vance
James Hamilton
The Murray Company
Tom Reed
Brian O'Neill
Patrick Murray
Arthur Denney
William Adkins
Patricia Cameron
Steve Creamer
Daniel Deneault
Katherine Holland
Henry Nickel
Paul O'Neill
Mark Porth
Mike Price
Fred Shato
Eldon Smith
Kevin Timken
Total Limited Partners

GRAND TOTAL

69.7176% 69.7176%

10.9915% 4.7107% 1.6170% 1.0000% 0.0000% 2.6170% 0.9421% 4.4939% 1.7193%
  0.8909% 0.0957% 0.0787% 0.1702% 0.1277% 0.0617% 0.0255% 0.1277% 0.0766% 0.
  1702% 0.1277% 0.1277% 0.1106% 30.2824%

100.0000%

  .  ~                        I - 1

          GENERAL PARTNER' S SHAREHOLDERS MARKWEST HYDROCARBON, INC.

Percentage Ownership
           ---------

John M. and Marcella F. Fox
Anne Fox Mounsey
Kelley Fox
John M. Fox, Jr.

85.00% 5.00% 5.00% 5.00%

Address of above:

3482 E. Davies Place Littleton, Colorado

80122

  .z!~                       I-2

                       FIRST AMENDMENT TO LOAN AGREEMENT
                       ---------------------------------

          This First Amendment to Loan Agreement (this "Amendment") dated as of September 14, 1993 is by and among MARKWEST HYDROCARBON PARTNERS, LTD., a Colorado limited partnership (the "Borrower"), NORWEST BANK DENVER, NATIONAL ASSOCIATION, a national banking association, ("Norwest"), FIRST AMERICAN NATIONAL BANK, a national banking association ("First American") (Norwest and
                                              --------
First American are referred to individually as a "Lender" and collectively as
                                                 ---------
the "Lenders"), and NORWEST, AS AGENT FOR THE LENDERS (in such capacity, the
    ------------
"Agent").
- ---------

                                   RECITALS
                                   --------

          1. Borrower, the Lenders and the Agent executed a Loan Agreement dated as of November 20, 1992 (the "Loan Agreement"), whereby the Lenders agreed to make Revolver Loans and a Term Loan to Borrower in accordance with the terms and conditions set forth therein. The principal of and interest on the Term Loan have been paid in full. Unless otherwise defined herein, capitalized terms used herein shall have the meaning assigned to them in the Loan Agreement.

          2. Borrower, the Agent and the Lenders now desire to amend the Loan Agreement to provide, among other things, for an increase in the principal amount of the Revolver Loan from $20,000,000 to $25,000,000 and to add additional collateral to secure the Loans.

                                   AGREEMENT
                                   ---------

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, the Agent and each of the Lenders hereby agree as follows.:

          1.   Amendment of Section 1. The definitions of Borrowing Base,
               ------------------------
Mortgages, Revolver Commitment and Revolver Note set forth in section 1 of the Loan Agreement shall be amended in the following manner:

               "Borrowing Base": shall be amended by deleting the figure
               ------------------
"$20,000,000" in the last line of that definition and substituting the phrase "'the Maximum Principal Amount" therefor;

          "Mortgages": shall be amended by changing the period at the end of the
          -----------
present definition to a comma and adding to the end thereof the following: "and
(f) Borrower's interest in the Florida Mesa Project and the Herford Project."

          "Revolver Commitment": shall be amended by deleting the figure
          -----------------------
"$20,000,000" in the fourth line of that definition and substituting the phrase "the Maximum Principal Amount" therefor; and

          "Revolver Note": shall be amended by restating the definition of the
          -----------------
term "Revolver Note" in its entirety to read as follows:

          "Revolver Note" shall mean a note dated November 20, 1992,
          ---------------
          substantially in the form of Exhibit B attached hereto, made by Borrower and payable to the order of Norwest or to First American, as appropriate, with appropriate insertions, as amended by an Allonge dated September 14, 1993, to increase the principal amount of such note to $12,500,000.00, together with any and all renewals, extensions, amendments and changes of, or substitutions for said note; collectively, the "Revolver Notes."
                            -----------------

          B. The following additional definitions are hereby added to Section 1 of the Loan Agreement in their appropriate alphabetical order:

          "Allonge" shall refer individually to each Allonge dated September 14,
          ----------
1993, between Borrower and either Norwest or First American, as appropriate, which amends the Revolver Note payable to such Lender to increase the principal amount of such note from $10,000,000 to $12,500,000, and which are in the form attached hereto as Exhibits A-1 and A-2, and the term "Allonges" shall refer to both Allonges.

          "Amended Notes" shall refer to each Revolver Note as amended by the
          ---------------
Allonge for the appropriate Lender.

          "Amendment Documents" shall refer to this Amendment, the Allonges, the
          -----------
First Mortgage Amendments and the Florida Mesa Mortgage.

          "First Mortgage Amendments" shall refer to the amendments dated as of
          ----------------------------
September 14, 1993, to each of the mortgages and deeds of trust executed by the Borrower in connection with the Initial Advance and the Second Advance on the Term Loan and described as follows: (i) First Amendment to Arkansas Leasehold Deed of Trust with Security Agreement, Assignment of Rents and Leases and Financing Statement (Revolving Credit); (ii) First Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement relating to Siloam,
(iii) First Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement (Boldman); and (iv) First Amendment to A Credit Line Deed of Trust with Security Agreement, Assignment of Profits and Proceeds and Financing Statement relating to West Virginia property.

          "Florida Mesa Deed of Trust" shall refer to the Deed of Trust to
          -----------------------------
Public Trustee, Mortgage, Security Agreement, Assignment of Production and Proceeds and Financing Statement dated as of September 14, 1993 from Borrower to the Public Trustee of La Plata County, Colorado, for the benefit of the Agent, covering Borrower's interest in the Florida Mesa Project and its interest in the Herford Project.

          "Maximum Principal Amount" shall be $25,000,000.
          ---------------------------

          2.   Amendment of Section 4(c). Section 4(c) is hereby amended to
               ---------------------------
delete the figure "$20,000,000" in the third line and substitute the phrase "the Maximum Principal Amount" therefor.

          3.   Amendment of Section 9(c). Section 9(c) is hereby amended to
               ---------------------------
               delete the following language:

               (i) guarantees by Borrower of Debt incurred by MarkWest Energy Partners, Ltd. in connection with the Florida Mesa Project so long as such guarantees do not exceed $1,000,000 in the aggregate at any one time, and (ii)

          4.   Amendment of Section 13(b). Section 13(b) shall be amended by
               ----------------------------
changing the address of Norwest in both the provision for Norwest, as Lender, and Norwest, as Agent:

          Norwest Bank Denver, National Association
          1740 Broadway
          Denver, CO 80274-8699
          Attention: Energy and Minerals Group
          Fax No.: (303) 863-5196

          5.   Conditions Precedent. The amendments provided for in this
               ----------------------
Amendment shall not become effective until the Agent has received each of the following:

                 A. This Amendment, executed by Borrower, the Agent and the Lenders;

                 B.   The Allonges, executed by Borrower and the appropriate
Lender;

                 C. Counterparts of the First Mortgage Amendments, duly executed and acknowledged by Borrower and Agent, and to the extent applicable, the trustee thereunder;

                 D. Counterparts of the Florida Mesa Deed of Trust duly executed and acknowledged by Borrower;

                 E. A letter from each of John Fox and the General Partner reconfirming their respective Covenant Agreement;

                 F. A duly executed and acknowledged Subordination Agreement between RIMCO Partners, L.P., Resource Investors Management Company Limited Partnership and the Agent, in form and substance acceptable to the Agent;

                 G. Results of UCC lien searches as to Borrower for the States of Arkansas, Colorado and West Virginia and for the following counties:
Crittenden County, Arkansas; Boyd, Greenup and Pike Counties, Kentucky; and Wayne and Kanawha Counties, West Virginia, and for all other relevant filing jurisdictions as to the Collateral;

                 H. Evidence that the Agent has been named as mortgagee/loss payee under all policies of casualty insurance, and as an additional insured under all policies of liability insurance, as required by Section 8(f) of the Loan Agreement with respect to the collateral subject to the Florida Mesa Deed of Trust;

                 I. All legal matters incident to the Loans and the Amendment Documents shall be satisfactory to counsel to the Agent, and the Agent shall have received a favorable opinion addressed to the Agent and the Lenders of Barry W. Spector, Esq., counsel for Borrowers, in form and substance satisfactory to the Agent; and

                 J. All other documents and assurances which the Agent reasonably requires or which it may reasonably request in connection with the transactions contemplated by this Agreement, and such documents shall be certified, when appropriate by proper authorities.

          6.   Post-Closing Matters. On or before thirty (30) days after the
               ----------------------
recording of the Florida Mesa Deed of Trust in the real property records of La Plata County, Colorado, Borrower shall have delivered to the Agent a security opinion prepared by Barry W. Spector, Esq., showing the Florida Mesa Deed of Trust as a perfected first priority lien and security interest in all of the collateral subject to such Deed of Trust, subject only to those matters acceptable to the Agent and its counsel.

          7.   Representations and Warranties. To induce the Agent and the
               --------------------------------
Lenders to enter into this Amendment, Borrower hereby represents and warrants to the Agent and each Lender that:

                 A.   Non-Contravention. The execution, delivery and performance
                      -------------------
by the Borrower of this Amendment, and the other Amendment Documents and the borrowings thereunder, and the consummation of the transactions contemplated herein and therein will not conflict with the limited partnership agreement or other organizational or governing documents of any Related Person, or conflict with or result in any breach of any mortgage, lien, lease, agreement, instrument, order, judgment, decree, law, rule, regulation or any other restriction of any kind or character to which any Related Person is a party or is subject or by which any Related Person or its properties are bound or affected or result in the creation or imposition of any lien, charge or encumbrance upon any property of any Related Person.

                 B.   Third Party Authorization. No consent, approval,
                      ---------------------------
exemption, authorization or order of or other action by, and no notice to or filing with, any court or governmental authority or third party is required by any Related Person in connection with the execution, delivery or performance by Borrower of this Amendment, or any other Amendment Document or to consummate any transactions contemplated hereby or thereby.

                 C.   Authorization; Binding Effect. Borrower has full power and
                      -------------------------------
authority to enter into this Amendment and the other Amendment Documents. The execution and delivery of this Amendment, and the other Amendment Documents, and the performance and observance of their terms, conditions and obligations, have been duly authorized by all necessary action by Borrower and the General Partner. This Amendment and the other Amendment Documents are the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights.

                 D.   First Priority Security Interest. Upon filing and
                      ----------------------------------
recording of the Florida Mesa Deed of Trust and the related financing statements in the locations specified in the opinion provided to the Lenders pursuant to paragraph 5(I) hereof, the Agent, on behalf of the Lenders will have a perfected first priority lien or security interest in all of the Collateral subject to such mortgage.

                 The foregoing representations and warranties shall be deemed to be representations and warranties made in the Loan Agreement for all purposes.

          8.   Continuing Effect. Except as expressly amended hereby, the Loan
               -------------------
Agreement shall continue to be and shall remain in full force and effect in accordance with its terms. References in the Loan Agreement to "this Agreement", "this instrument" and like terms shall be deemed to be references to the Loan Agreement as amended by this Amendment. When used in this Amendment or in the Loan Agreement, each reference to a term defined in the Loan Agreement, which is amended by this Amendment, shall be deemed to be the term as amended by this Amendment. Any reference to the "Revolver/Term Loan Agreement" in the Collateral Documents shall be deemed to be a reference to the Loan Agreement as amended by this Amendment. The Borrower hereby confirms and acknowledges that the term "Obligations" as used in the Security Agreement, includes all obligations of the Borrower with respect to the Revolver Loans as increased hereby and the Amended Notes and all other costs, fees, indemnities and expenses in connection therewith.

          9. This Amendment shall be governed by and construed under the laws of the State of Colorado and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          10. This Amendment may be executed in one or more counterparts, with each party signing on different counterparts, each of which shall be deemed an original, and all of which together shall constitute but one and the same instrument.

BORROWER:

MARKWEST HYDROCARBON PARTNERS, LTD.,
   a Colorado limited partnership

By:  MARKWEST HYDROCARBON, INC.,
         General Partner


     By:
         Patrick W. Murray
         Vice President


LENDERS:
NORWEST BANK DENVER, NATIONAL
   ASSOCIATION, a national banking association


By:
   Mark Williamson
   Vice President

FIRST AMERICAN NATIONAL BANK,
a national banking association


By:
   David C. May
   Senior Vice President


AGENT:

NORWEST BANK DENVER, NATIONAL
   ASSOCIATION, a national banking association

By:
   Mark Williamson
   Vice President

                                  EXHIBIT A-1
                                  -----------

                                 FIRST ALLONGE
                               TO REVOLVER NOTE

          THIS FIRST ALLONGE TO REVOLVER NOTE dated September 14, 1993, is between MARKWEST HYDROCARBON PARTNERS, LTD., a Colorado limited partnership ("Borrower"), and NORWEST BANK DENVER, NATIONAL ASSOCIATION, a national banking association (the "Lender").

          For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and the Lender agree as follows:

          1. This Allonge shall be attached to and shall become a part of the Revolver Note dated November 20, 1992, made by Borrower and payable to the order of the Lender, in the original principal amount of $10,000,000.00 (the "Note").

          2. The Note is hereby amended by increasing the principal amount of the Note from $10,000,000.00 to $12,500,000.00.

          3. Except as amended hereby, the provisions of the Note are not changed, altered or amended, and such provisions and the liens of the deeds of trust and mortgages that secure the obligations under the Note are hereby ratified and confirmed in all respects and remain in full force and effect.

          4. This Allonge shall be binding upon and shall inure to the benefit of the parties hereto and their heirs, administrators, executors, personal representatives, successors and assigns.

                 EXECUTED as of the date first set forth above.

NORWEST BANK DENVER,                MARKWEST HYDROCARBON PARTNERS
NATIONAL ASSOCIATION,                    LTD., a Colorado limited
a national banking association           partnership

                                    By:  MarkWest Hydrocarbon, Inc., General
                                         Partner

By:
Mark Williamson,                         Patrick W. Murray,
Vice President                           Vice President

                                  EXHIBIT A-2
                                  -----------

                                FIRST ALLONGE
                               TO REVOLVER NOTE

          THIS FIRST ALLONGE TO REVOLVER NOTE dated September 14, 1993, is between MARKWEST HYDROCARBON PARTNERS, LTD., a Colorado limited partnership ("Borrower"), and FIRST AMERICAN NATIONAL BANK, a national banking association (the "Lender").

          For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and the Lender agree as follows:

          1. This Allonge shall be attached to and shall become a part of the Revolver Note dated November 20, 1992, made by Borrower and payable to the order of the Lender, in the original principal amount of $10,000,000.00 (the "Note").

          2. The Note is hereby amended by increasing the principal amount of the Note from $10,000,000.00 to $12,500,000.00.

          3. Except as amended hereby, the provisions of the Note are not changed, altered or amended, and such provisions and the liens of the deeds of trust and mortgages that secure the obligations under the Note are hereby ratified and confirmed in all respects and remain in full force and effect.

          4. This Allonge shall be binding upon and shall inure to the benefit of the parties hereto and their heirs, administrators, executors, personal representatives, successors and assigns.

                EXECUTED as of the date first set forth above.

FIRST AMERICAN NATIONAL                 MARKWEST HYDROCARBON PARTNERS
BANK,                                   LTD., a Colorado limited
a national banking association          partnership

                                        By:  MarkWest Hydrocarbon, Inc.,
                                             General Partner

By:
Mark Williamson,                             Patrick W. Murray,
Vice President,                              Vice President

                                 FIRST ALLONGE
                               TO REVOLVER NOTE

          THIS FIRST ALLONGE TO REVOLVER NOTE dated September 14, 1993, is between MARKWEST HYDROCARBON PARTNERS, LTD., a Colorado limited partnership ("Borrower"), and FIRST AMERICAN NATIONAL BANK, a national banking association (the "Lender").

          For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and the Lender agree as follows:

          1. This Allonge shall be attached to and shall become a part of the Revolver Note dated November 20, 1992, made by Borrower and payable to the order of the Lender, in the original principal amount of $10,000,000.00 (the "Note").

          2. The Note is hereby amended by increasing the principal amount of the Note from $10,000,000.00 to $12,500,000.00.

          3. Except as amended hereby, the provisions of the Note are not changed, altered or amended, and such provisions and the liens of the deeds of trust and mortgages that secure the obligations under the Note are hereby ratified and confirmed in all respects and remain in full force and effect.

          4. This Allonge shall be binding upon and shall inure to the benefit of the parties hereto and their heirs, administrators, executors, personal representatives, successors and assigns.

                EXECUTED as of the date first set forth above.

FIRST AMERICAN NATIONAL                      MARKWEST HYDROCARBON PARTNERS
BANK,                                        LTD., a Colorado limited
a national banking association               partnership

                                             By:  MarkWest Hydrocarbon, Inc.,
                                                  General Partner

By:
David C. May                                      Patrick W. Murray,
Vice President                                    Vice President

                        FIRST ALLONGE TO REVOLVER NOTE

          THIS FIRST ALLONGE TO REVOLVER NOTE dated September 14, 1993, is between MARKWEST HYDROCARBON PARTNERS, LTD., a Colorado limited partnership ("Borrower"), and NORWEST BANK DENVER, NATIONAL ASSOCIATION, a national banking association (the "Lender").

          For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and the Lender agree as follows:

          1. This Allonge shall be attached to and shall become a part of the Revolver Note dated November 20, 1992, made by Borrower and payable to the order of the Lender, in the original principal amount of $10,000,000.00 (the "Note"').

          2. The Note is hereby amended by increasing the principal amount of the Note from $10,000,000.00 to $12,500,000.00.

          3. Except as amended hereby, the provisions of the Note are not changed, altered or amended, and such provisions and the liens of the deeds of trust and mortgages that secure the obligations under the Note are hereby ratified and confirmed in all respects and remain in full force and effect.

          4. This Allonge shall be binding upon and shall inure to the benefit of the parties hereto and their heirs, administrators, executors, personal representatives, successors and assigns.

                EXECUTED as of the date first set forth above.

NORWEST BANK DENVER,                      MARKWEST HYDROCARBON PARTNERS
NATIONAL ASSOCIATION,                          LTD., a Colorado limited
a national banking association                 partnership

                                          By:  MarkWest Hydrocarbon, Inc.,
                                               General Partner

By:
Mark Williamson,                               Patrick W. Murray,
Vice President                                 Vice President

                      SECOND AMENDMENT TO LOAN AGREEMENT
                      ----------------------------------


          This Second Amendment to Loan Agreement (this "Amendment") dated as of
                                                         ---------
March 23, 1994 is by and among MARKWEST HYDROCARBON PARTNERS, LTD., a Colorado limited partnership (the "Borrower"), NORWEST BANK COLORADO, NATIONAL
                          --------
ASSOCIATION (successor to Norwest Bank Denver, National Association), a national banking association, ("Norwest"), FIRST AMERICAN NATIONAL BANK, a national
                       -------
banking association ("First American") (Norwest and First American are referred
                      --------------
to individually as a "Lender" and collectively as the "Lenders"), and NORWEST,
                      ------                           -------
AS AGENT FOR THE LENDERS (in such capacity, the "Agent").
                                                 -----

                                   RECITALS
                                   --------

          1. Borrower, the Lenders and the Agent executed a Loan Agreement dated as of November 20, 1992 (the "Original Loan Agreement"), whereby the
                                    --------  --------------
Lenders agreed to make Revolver Loans and a Term Loan to Borrower in accordance with the terms and conditions set forth therein. The principal of and interest on the Term Loan have been paid in full. Borrower, the Lenders and the Agent executed a First Amendment to Loan Agreement dated as of September 14, 1993 (the "First Amendment") whereby various terms of the Original Loan Agreement were
 -----  ---------
amended. The Original Loan Agreement, as amended by the First Amendment, is herein referred to as the "Loan Agreement". Unless otherwise defined herein,
                           --------------
capitalized terms used herein shall have the meaning assigned to them in the Loan Agreement.

          2. Borrower, the Agent and the Lenders now desire to amend the Loan Agreement to extend the Revolver Commitment Period from December 31, 1994 to December 31, 1995, and to extend the maturity date from December 31, 1998 to December 31, 1999.

                                   AGREEMENT
                                   ---------

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, the Agent and each of the Lenders hereby agree as follows:

          1.   Amendment of Section 1.  A. The definitions of Loan Documents,
               ----------------------
Amended Notes, Revolver Commitment Period and Revolver Note set forth in Section 1 of the Loan Agreement shall be amended by restating the definition of each of the following terms in their entirety to read as follows:

               "Amended Notes" shall refer to each Revolver Note as amended by
                -------------
the Allonge and Second Allonge for the appropriate Lender.

               "Loan Documents" shall mean the Loan Agreement, as amended by
                --------------
this Agreement, the Amended Notes, the Security Documents, the Covenant Agreements and all other documents executed and delivered, from time to time, by or on behalf of Borrower to the Agent or the Lenders in connection herewith or therewith.

               "Revolver Commitment Period" shall mean the period from November
                --------------------------
20, 1992, to and including December 31, 1995, or such earlier date on which the Revolver Notes become due and payable.

               "Revolver Note" shall mean a note dated November 20, 1992,
                -------------
substantially in the form of Exhibit B attached  to the Original Loan Agreement,
                             ---------
made by Borrower and payable to the order of Norwest or to First American, as appropriate, with appropriate insertions, as amended by an Allonge dated September 14, 1993, to increase the principal amount of such note to $12,500,000.00, and as amended by Second Allonge dated March 23, 1994, to change the maturity date from December 31, 1998 to December 31, 1999, together with any and all renewals, extensions, amendments and changes of, or substitutions for said note; collectively, the "Revolver Notes."
                              --------------

               "Working Capital Facility" shall mean the loan provided for
                ------------------------
pursuant to that certain Working Capital Loan Agreement dated November 20, 1992, between Borrower, the Lenders and the Agent, as such agreement may be amended from time to time, in the maximum principal amount of $5,000,000, and which loan is secured by various "Security Documents" (as such term is defined therein).

               B.   The following additional definitions are hereby added to
Section 1 of the Loan Agreement in
their appropriate alphabetical order:

               "Second Allonge" shall refer individually to each Second Allonge
                --------------
to Revolver Note dated March 23, 1994, between Borrower and either Norwest or First American, as appropriate, which amends the Revolver Note payable to such Lender to extend the maturity date from December 31, 1998 to December 31, 1999, and which are in the form attached hereto as Exhibits A-1 and A-2, and the term "Second Allonges" shall refer to both of the Second Allonges.

          C.   The term "Amendment Documents" when used in this Agreement shall
                         -------------------
refer to this Amendment and the Second Allonges.

          2.   Amendment of Section 2(b)(ii).  Section 2(b)(ii) is hereby
               -----------------------------
amended to (a) delete the date "March 31, 1995" in the twelfth and thirteenth lines and substitute the date "March 31, 1996" therefor, and (b) delete the date "December 31, 1998" in the fourteenth line and substitute the date "December 31, 1999" therefor.

          3.   Amendment of Section 9(j)(ii).  Section 9(j)(ii) of the Loan
               -----------------------------
Agreement is hereby deleted and restated in its entirety to read as follows:

              (ii) So long as a Borrowing Base Deficiency does not exist and no Event of Default or Unmatured Event of Default has occurred, Borrower may make distributions in an aggregate cumulative amount not to exceed 75 percent of Borrower's net income, determined in accordance with GAAP and computed on a cumulative basis for all periods since December 31, 1991, taking into account allowable distributions previously declared or made since December 31, 1991; provided however, that the distribution of $1,800,851 made in 1992
              -------- -------
              relating to 1991 earnings shall not be included in the calculation of distributions declared or made since December 31, 1991; notwithstanding any of the foregoing, distributions are allowable only so long as they would not cause Borrower to be in contravention of the financial covenants contained in Section 8(k), (l), (m) and (n).

          4.   Amendment of Section 13(b).  Section 13(b) shall be amended by
               --------------------------
changing the address of Norwest in both the provision for Norwest, as Lender, and Norwest, as Agent to the following:

          Norwest Bank Colorado, National Association
          1740 Broadway
          Denver, CO 80274-8699
          Attention: Energy and Minerals Group
          Fax No.:  (303) 863-5196

          5.   Conditions Precedent.  The amendments provided for in this
               --------------------
Amendment shall not become effective until the Agent has received each of the following:

               A. This Amendment, executed by Borrower, the Agent and the Lenders;

               B. The Second Allonges, executed by Borrower and the appropriate Lender;

               C. A letter from each of John Fox and the General Partner reconfirming their respective Covenant Agreement;

               D. All legal matters incident to the Loans and the Amendment Documents shall be satisfactory to counsel to the Agent, and the Agent shall have received a favorable opinion addressed to the Agent and the Lenders of Barry W. Spector, Esq., counsel for Borrowers, in form and substance satisfactory to the Agent; and

               E. All other documents and assurances which the Agent reasonably requires or which it may reasonably request in connection with the transactions contemplated by this Agreement, and such documents shall be certified, when appropriate by proper authorities.

          6.   Representations and Warranties.  To induce the Agent and the
               ------------------------------
Lenders to enter into this Amendment, Borrower hereby represents and warrants to the Agent and each Lender that:

               A.   Non-Contravention.  The execution, delivery and performance
                    -----------------
by the Borrower of this Amendment, and the other Amendment Documents and the borrowings thereunder, and the consummation of the transactions contemplated herein and therein will not conflict with the limited partnership agreement or other organizational or governing documents of any Related Person, or conflict with or result in any breach of any mortgage, lien, lease, agreement, instrument, order, judgment, decree, law, rule, regulation or any other restriction of any kind or character to which any Related Person is a party or is subject or by which any Related Person or its properties are bound or affected or result in the creation or imposition of any lien, charge or encumbrance upon any property of any Related Person.

               B.   Third Party Authorization.  No consent, approval, exemption,
                    -------------------------
authorization or order of or other action by, and no notice to or filing with, any court or governmental authority or third party is required by any Related Person in connection with the execution, delivery or performance by Borrower of this Amendment, or any other Amendment Document or to consummate any transactions contemplated hereby or thereby.

               C.   Authorization; Binding Effect.  Borrower has full power and
                    -----------------------------
authority to enter into this Amendment and the other Amendment Documents. The execution and delivery of this Amendment, and the other Amendment Documents, and the performance and observance of their terms, conditions and obligations, have been duly authorized by all necessary action by Borrower and the General Partner. This Amendment and the other Amendment Documents are the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights.

               D.   Representations and Warranties.  All representations and
                    ------------------------------
warranties contained in Section 7 of the Original Loan Agreement and in the Security Documents shall be true on the date hereof as if then given, and Borrower shall have performed or observed all terms, agreements, conditions and obligations under the Loan Agreement and under the Security Documents to be performed or observed on or prior to the date hereof.

               E.   No Default.  No Event of Default or Unmatured Event of
                    ----------
Default under the Loan Agreement shall have occurred and be continuing or would result from the entering into of this Amendment.

               The foregoing representations and warranties shall be deemed to be representations and warranties made in the Loan Agreement for all purposes.

          7.   Continuing Effect.  Except as expressly amended hereby, the Loan
               -----------------
Agreement shall continue to be and shall remain in full force and effect in accordance with its terms. References in the Loan Agreement to "this Agreement", "this instrument" and like terms shall be deemed to be references to the Loan Agreement as amended by this Amendment. When used in this Amendment or in the Loan Agreement, each reference to a term defined in the Loan Agreement, which is amended by this Amendment, shall be deemed to be the term as amended by this Amendment. Any reference to the "Revolver/Term Loan Agreement" in the Collateral Documents shall be deemed to be a reference to the Loan Agreement as amended by this Amendment. The Borrower hereby confirms and acknowledges that the term "Obligations" as used in the Security Agreement, includes all obligations of the Borrower with respect to the Revolver Loans as extended hereby and the Amended Notes and all other costs, fees, indemnities and expenses in connection therewith.

          8. This Amendment shall be governed by and construed under the laws of the State of Colorado and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          9. This Amendment may be executed in one or more counterparts, with each party signing on different counterparts, each of which shall be deemed an original, and all of which together shall constitute but one and the same instrument.


BORROWER:

MARKWEST HYDROCARBON PARTNERS, LTD.,
a Colorado limited partnership

By:  MARKWEST HYDROCARBON, INC.,
     General Partner

     By: _____________________________
         Patrick W. Murray
         Vice President



LENDERS:
NORWEST BANK COLORADO, NATIONAL
 ASSOCIATION (successor to Norwest Bank Denver,
 National Association), a national banking association



By:_____________________________
  Mark Williamson
  Vice President



FIRST AMERICAN NATIONAL BANK,
a national banking association



By:______________________________
  David C. May
  Senior Vice President



AGENT:

NORWEST BANK COLORADO, NATIONAL
 ASSOCIATION (successor to Norwest Bank Denver,
 National Association), a national banking association



By:_____________________________
  Mark Williamson
  Vice President

                                  EXHIBIT A-1

                                SECOND ALLONGE
                               TO REVOLVER NOTE


          THIS SECOND ALLONGE TO REVOLVER NOTE dated March 23, 1994 (this "Allonge"), is between MARKWEST HYDROCARBON PARTNERS, LTD., a Colorado limited partnership ("Borrower"), and NORWEST BANK COLORADO, NATIONAL ASSOCIATION (successor to Norwest Bank Denver, National Association), a national banking association (the "Lender").

          For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and the Lender agree as follows:

          1. This Allonge shall be attached to and shall become a part of the Revolver Note dated November 20, 1992, made by Borrower and payable to the order of the Lender, in the original principal amount of $10,000,000.00 (the "Original Note").

          2. The Original Note was amended by increasing the principal amount of the Original Note from $10,000,000.00 to $12,500,000.00 by First Allonge to Revolver Note dated September 14, 1993 (the "First Allonge"). The Original Note, as amended by the First Allonge, is herein referred to as the "Note".

          3. All references in the Note to the "Loan Agreement" shall refer to the Loan Agreement dated November 20, 1992 among Borrower, Lender, First American National Bank, as a lender, and Norwest Bank Colorado, National Association (successor to Norwest Bank Denver, National Association), as Agent, as such agreement has been amended by First Amendment to Loan Agreement dated September 14, 1993, and by Second Amendment to Loan Agreement dated as of the date hereof, and as such agreement may be further amended from time to time.

          4. The Note is hereby amended to extend the maturity date from December 31, 1998 to December 31, 1999.

          5. The Note is further amended by deleting the third full paragraph of the Original Note and by substituting the following for it in its entirety:

          As of December 31, 1995, the aggregate unpaid principal amount outstanding under this Note shall be repaid to Lender in sixteen equal quarterly installments, commencing March 31, 1996, as more fully provided in the Loan Agreement, together with accrued and unpaid interest thereon. All remaining outstanding principal of and interest on this Note shall be due and payable no later than December 31, 1999.

          6. Except as amended hereby, the provisions of the Note are not changed, altered or amended, and such provisions and the liens of the deeds of trust and mortgages that secure the obligations under the Note are hereby ratified and confirmed in all respects and remain in full force and effect.

          7. This Allonge shall be binding upon and shall inure to the benefit of the parties hereto and their heirs, administrators, executors, personal representatives, successors and assigns.

          8. This Allonge is to be governed by and construed according to the laws of the State of Colorado.

          EXECUTED as of the date first set forth above.

NORWEST BANK COLORADO,        MARKWEST HYDROCARBON PARTNERS
 NATIONAL ASSOCIATION,         LTD., a Colorado limited
 (successor to Norwest         partnership

Bank Denver, National
Association),                 By: MarkWest Hydrocarbon, Inc.,
a national banking              General Partner
association


By:________________________      By:_________________________
  Mark Williamson,                 Patrick W. Murray,
  Vice President                   Vice President

                                  EXHIBIT A-2

                                SECOND ALLONGE
                               TO REVOLVER NOTE


          THIS SECOND ALLONGE TO REVOLVER NOTE dated March 23, 1994 (this "Allonge"), is between MARKWEST HYDROCARBON PARTNERS, LTD., a Colorado limited partnership ("Borrower"), and FIRST AMERICAN NATIONAL BANK, a national banking association (the "Lender").

          For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and the Lender agree as follows:

          1. This Allonge shall be attached to and shall become a part of the Revolver Note dated November 20, 1992, made by Borrower and payable to the order of the Lender, in the original principal amount of $10,000,000.00 (the "Original Note").

          2. The Original Note was amended by increasing the principal amount of the Original Note from $10,000,000.00 to $12,500,000.00 by First Allonge to Revolver Note dated September 14, 1993 (the "First Allonge"). The Original Note, as amended by the First Allonge, is herein referred to as the "Note".

          3. All references in the Note to the "Loan Agreement" shall refer to the Loan Agreement dated November 20, 1992, among Borrower, Lender, and Norwest Bank Colorado, National Association (successor to Norwest Bank Denver, National Association), as a lender and as Agent, as such agreement has been amended by First Amendment to Loan Agreement dated September 14, 1993, and by Second Amendment to Loan Agreement dated as of the date hereof, and as such agreement may be further amended from time to time.

          4. The Note is hereby amended to extend the maturity date from December 31, 1998 to December 31, 1999.

          5. The Note is further amended by deleting the third full paragraph of the Original Note and by substituting the following for it in its entirety:

          As of December 31, 1995, the aggregate unpaid principal amount outstanding under this Note shall be repaid to Lender in sixteen equal quarterly installments, commencing March 31, 1996, as more fully provided in the Loan Agreement, together with accrued and unpaid interest thereon. All remaining outstanding principal of and interest on this Note shall be due and payable no later than December 31, 1999.

          6. Except as amended hereby, the provisions of the Note are not changed, altered or amended, and such provisions and the liens of the deeds of trust and mortgages that secure the obligations under the Note are hereby ratified and confirmed in all respects and remain in full force and effect.

          7. This Allonge shall be binding upon and shall inure to the benefit of the parties hereto and their heirs, administrators, executors, personal representatives, successors and assigns.

          8. This Allonge is to be governed by and construed according to the laws of the State of Colorado.

          EXECUTED as of the date first set forth above.

FIRST AMERICAN NATIONAL        MARKWEST HYDROCARBON PARTNERS
 BANK, a national banking        LTD., a Colorado limited
 association                     partnership

                                 By:  MarkWest Hydrocarbon, Inc.,
                                      General Partner

By:________________________      By:_________________________
  David C. May                     Patrick W. Murray,
  Senior Vice President            Vice President

                       THIRD AMENDMENT TO LOAN AGREEMENT
                       ---------------------------------


     This Third Amendment to Loan Agreement (this "Amendment") dated as of
                                                   ---------
September 8, 1995 is by and among MARKWEST HYDROCARBON PARTNERS, LTD., a Colorado limited partnership (the "Borrower"), NORWEST BANK COLORADO, NATIONAL
                                   --------
ASSOCIATION (successor to Norwest Bank Denver, National Association), a national banking association, ("Norwest"), FIRST AMERICAN NATIONAL BANK, a national
                       -------
banking association ("First American"), and N M ROTHSCHILD AND SONS LIMITED, a
                      --------------
company organized and existing under the laws of England ("Rothschild")
                                                           ----------
(Norwest, First American and Rothschild are referred to individually as a

"Lender" and collectively as the "Lenders"), and NORWEST, AS AGENT FOR THE
- -------                           -------
LENDERS (in such capacity, the "Agent").
                                -----

                                   RECITALS
                                   --------

     1.   Borrower, Norwest, First American and Agent executed a Loan
Agreement dated as of November 20, 1992 (the "Original Loan Agreement"), whereby
                                              -----------------------
Lenders agreed to make Revolver Loans and a Term Loan to Borrower in accordance with the terms and conditions set forth therein. The principal of and interest on the Term Loan have been paid in full. Borrower, Norwest, First American and Agent executed a First Amendment to Loan Agreement dated as of September 14, 1993 (the "First Amendment") whereby various terms of the Original Loan
           ---------------
Agreement were amended. Borrower, Norwest, First American and Agent executed a Second Amendment to Loan Agreement dated as of March 23, 1994 (the "Second
                                                                    ------
Amendment") whereby various terms of the Original Loan Agreement were further
- ---------
amended. The Original Loan Agreement, as amended by the First Amendment and Second Amendment, is herein referred to as the "Loan Agreement". Unless
                                                --------------
otherwise defined herein, capitalized terms used herein shall have the meaning assigned to them in the Loan Agreement.

     2. Borrower, Agent and Lenders now desire to amend the Loan Agreement, among other things, to add Rothschild as a Lender, to reflect the execution of replacement notes to reflect such addition of Rothschild, to extend the Revolver Commitment Period from December 31, 1995 to June 30, 1997, to extend the maturity date from December 31, 1999 to June 30, 2001, and to provide a LIBOR interest option on Revolver Loans.

                                   AGREEMENT
                                   ---------

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, Agent and each of Lenders hereby agree as follows:

     1.   Amendment of Section 1.  A. The definitions of Loan Documents,
          ----------------------
Loan Share,

Fixed Charge Coverage Ratio, Revolver Commitment Period, Revolver Loan and Revolver Note set forth in Section 1 of the Loan Agreement shall be amended by restating the definition of each of the following terms in their entirety to read as follows:

          "Fixed Charge Coverage Ratio" shall mean for the four most recent
          -----------------------------
fiscal quarters, the ratio for such period of (a) the sum of net income (or net loss) plus interest expense and non-cash charges included in determining net income (or net loss), all as determined in accordance with GAAP, to (b) the sum of interest expense included in calculating (a).

          "Loan Documents" shall mean the Loan Agreement, as amended by this
           --------------
Agreement, the Replacement Notes, the Security Documents, the Covenant Agreements and all other documents executed and delivered, from time to time, by or on behalf of Borrower to Agent or Lenders in connection herewith or therewith.

          "Loan Share" means with respect to each of Norwest and First American,
           ----------
forty percent and with respect to Rothschild, twenty percent.

          "Revolver Commitment Period" shall mean the period from November 20,
           --------------------------
1992, to and including June 30, 1997, or such earlier date on which the Revolver Notes become due and payable.

          "Revolver Loan" shall mean the loan provided for in Section 2(b)
           -------------
hereof to Borrower by Lenders, in the form of a Base Rate Loan or a LIBOR Rate Loan, all of which shall collectively be referred to as "Revolver Loans" or "the
                                                         --------------      ---
Revolver Loan," the maximum principal amount of which shall never exceed the
- -------------
Revolver Commitment.

          "Revolver Note" shall mean a Replacement Revolver Note dated September
           -------------
8, 1995, substantially in the form of Exhibit A-1, A-2 or A-3 attached  hereto,
                                      -----------------------
made by Borrower and payable to the order of Norwest, First American or Rothschild, as appropriate, with appropriate insertions, reissued in connection with the assignment by Norwest and First American to Rothschild of a portion of their interests in the Loan, in replacement of a note dated November 20, 1992, substantially in the form of Exhibit B attached to the Original Loan Agreement
                             ---------
made by Borrower and payable to the order of Norwest or First American, as amended by an Allonge dated September 14, 1993, to increase the principal amount of such note to $12,500,000.00, as amended by Second Allonge dated March 23, 1994, to change the maturity date from December 31, 1998 to December 31, 1999, and which has a maturity date of June 30, 2001, together with any and all renewals, extensions, amendments and changes of, or substitutions for said note; collectively, the "Revolver Notes."
                   --------------

          "Second Mortgage Amendments" shall refer to the amendments dated as of
           --------------------------

September 8, 1995, to each of the mortgages and deeds of trust executed by the Borrower in connection with this Amendment and described as follows: (i) Second Amendment to Arkansas Leasehold Deed of Trust with Security Agreement, Assignment of Rents and Leases and Financing Statement (Revolving Credit); (ii) Second Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement relating to Siloam, (iii) Second Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement (Boldman); and (iv) Second Amendment to A Credit Line Deed of Trust with Security Agreement, Assignment of Profits and Proceeds and Financing Statement relating to West Virginia property.

          "Working Capital Facility" shall mean the loan provided for pursuant
           ------------------------
to that certain Working Capital Loan Agreement dated November 20, 1992, between Borrower, Lenders and Agent, as such agreement may be amended from time to time, in the maximum principal amount of $7,500,000, and which loan is secured by various "Security Documents" (as such term is defined therein).

          B. The following additional definitions are hereby added to Section 1 of the Loan Agreement in their appropriate alphabetical order:

          "Applicable Margin" shall mean:
           -----------------


               (a) for Base Rate Loans: (i) 0.25 percentage points if Borrower's total Debt is less than or equal to 40 percent of Borrower's Total Capitalization or (ii) 0.50 percentage points if Borrower's total Debt is greater than 40 percent of Borrower's Total Capitalization; and

               (b) for LIBOR Rate Loans: (i) 2.0 percentage points if Borrower's total debt is less than or equal to 40 percent or (ii) 2.25 percentage points if Borrower's total debt is greater than 40 percent.

          "Base Rate" shall mean an annual rate of interest which equals the
           ---------
floating commercial loan rate of Agent announced from time to time as its "prime rate," which rate is used as a reference point for pricing certain loans, which may not be the lowest interest rate charged by Agent, adjusted in each case as of the banking day in which a change in the "prime rate" occurs.

          "Base Rate Loan" shall mean a Revolver Loan that bears interest based
           --------------
on the Base Rate.

          "Capital Adequacy Regulation" means any guideline, request or
           ---------------------------
directive of any
central bank or other governmental authority, or any other law, rule, or regulation, whether or not having the force of law, in each case regarding capital adequacy of any bank or of any corporation controlling a bank.

          "Conversion Date" means any date on which Borrower converts a Base
           ---------------
Rate Loan to a LIBOR Rate Loan, or a LIBOR Rate Loan to a Base Rate Loan.

          "Eurocurrency Liabilities" has the meaning specified in Regulation D
           ------------------------
of the Board of Governors of the Federal Reserve System, as in effect from time to time.

          "Eurodollar Reserve Percentage" shall mean, for any Interest Period,
           -----------------------------
the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for Lenders with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on LIBOR Rate Loans is determined) having a term equal to such Interest Period.

          "Interest Payment Date" means, with respect to any LIBOR Rate Loan,
           ---------------------
the last day of each Interest Period applicable to such Loan and, with respect to Base Rate Loans, the last Business Day of each Fiscal Quarter; provided that,
                                                                  --------
if any Interest Period for a LIBOR Rate Loan exceeds three months, the date which falls three months after the beginning of such Interest Period shall also be an Interest Payment Date.

          "Interest Period" means, with respect to any LIBOR Rate Loan, the
           ---------------
period commencing on the Business Day the Loan is disbursed or continued or on the Conversion Date on which the Loan is converted to the LIBOR Rate Loan and ending on the date one, two, three or six months thereafter, as selected by Borrower in its Request for Advance or Notice of Conversion/Continuation; provided that:
- --------

               (a) if any Interest Period would otherwise end on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

               (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

               (c) no Interest Period may be selected by Borrower which would extend beyond the last day of the Revolver Commitment Period.

          "LIBOR Rate" shall mean, for any Interest Period, an interest rate per
           ----------
annum (rounded up to the nearest one-sixteenth of one percent) equal to the rate per annum obtained by dividing (i) the rate per annum at which deposits in U.S. dollars are offered by funding sources acceptable to Agent to leading banks in the London interbank market at 11:00 a.m. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to the amount of the applicable LIBOR Rate Loan and for a period equal to such Interest Period by (ii) a percentage equal to 100 percent minus the Eurodollar Reserve Percentage for such Interest Period. The LIBOR Rate for each Interest Period shall be determined by Agent two Business Days before the first day of such Interest Period.

          "LIBOR Rate Loan" shall mean a Revolver Loan that bears interest based
           ---------------
on the LIBOR Rate.

          "Notice of Conversion/Continuation" means a notice given by Borrower
           ---------------------------------
to Agent pursuant to Section 2(b)(ii), in substantially the form of Exhibit N.
                     ----------------                               ---------

          "Replacement Notes" shall refer to each Replacement Revolver Note for
           -----------------
the appropriate Lender that is executed by Borrower, in connection with the addition of Rothschild as a Lender, for the purpose of replacing each original Revolver Note as amended by the Allonge and Second Allonge for the appropriate Lender.

          C. The definition of Amended Notes set forth in Section 1 of the Loan Agreement shall be deleted in its entirety.

          D.   The term "Amendment Documents" when used in this Agreement shall
                         -------------------
refer to this Amendment, the Replacement Notes and the Second Mortgage
Amendments.

     2.   Amendment of Section 2(b)(i).  Section 2(b)(i) of the Loan Agreement
          ----------------------------
is hereby deleted and restated in its entirety to read as follows:

               (i)  Request for Advance Under the Revolver Loan.
                    -------------------------------------------

                    (A) Each Request for Advance under the Revolver Loan shall be irrevocable and shall be in the form of Exhibit C on or before 11:00
                                                ---------
     a.m. Denver, Colorado time (x) three Business Days immediately preceding the day such Revolver Advance is requested to be made in case of LIBOR Rate Loans, and (y) on the Business Day immediately preceding the day such Revolver Advance is requested to be made in case of Base Rate Loans.

                    (B)  Each request for Advance shall specify:

                         (1) the amount of the requested Advance, which shall be in an aggregate minimum principal amount of $100,000 or an integral multiple thereof for both LIBOR Rate Loans and Base Rate Loans, or such lesser amount equal to the unadvanced portion of the Revolver Loan;

                         (2) the requested date of the Revolver Advance, which shall be a Business Day;

                         (3) whether the Revolver Advance is to be comprised of LIBOR Rate Loans or Base Rate Loans; and

                         (4) the duration of the Interest Period applicable to LIBOR Rate Loans included in such notice. If the Request for Advance shall fail to specify the duration of the Interest Period for any LIBOR Rate Loan, such Interest Period shall be three months.

                    (C) Unless Agent shall otherwise state in writing, during the existence of an Unmatured Event of Default or an Event of Default, Borrower may not elect to have a Revolver Advance made as a LIBOR Rate Loan.

                    (D) After giving effect to any LIBOR Rate Loan, there shall not be more than six different Interest Periods in effect.

                    (E) Upon receipt of a Request for Advance, Agent shall promptly notify each Lender thereof. Not later than 11:00 a.m. Denver time on the date requested, each Lender shall make available to Agent the amount of such Lender's Loan Share of the amount specified in the Request for Advance in immediately available funds; provided, however, that Lenders
                                             -----------------
     shall not be obligated to make any Revolver Advance to Borrower that would result in the aggregate unpaid principal balance outstanding under the Revolver Notes exceeding the Revolver Commitment. If all conditions precedent to such Revolver Advance have been met, Agent will on the date requested make such Revolver Advance available to Borrower in immediately available funds at Agent's office in Denver, Colorado.

                    (F) All Revolver Advances requested by Borrower shall be made pro rata by each Lender in proportion to such Lender's Loan Share.

     3.   Amendment of Section 2(b)(ii).  Old Sections 2(b)(ii) and 2(b)(iii)
          -----------------------------
shall be renumbered to be Sections 2(b)(iii) and 2(b)(iv), and a new Section 2(b)(ii) shall be inserted to read in its entirety as follows:

               (ii) Conversion and Continuation Elections.
                    -------------------------------------

                    (A) Upon irrevocable written notice to the Agent, Borrower may:

                         (1) elect to convert on any Business Day any Base Rate Loan (or any part thereof) in an amount not less than $100,000 or an integral multiple thereof into a LIBOR Rate Loan or;

                         (2) elect to convert on any Interest Payment Date any LIBOR Rate Loan maturing on such Interest Payment Date (or any part thereof) in an amount not less than $100,000 or an integral multiple thereof into a Base Rate Loan; or

                         (3) elect to renew on any Interest Payment Date any LIBOR Rate Loan maturing on such Interest Payment Date (or any part thereof) in an amount not less than $100,000 or an integral multiple thereof;

                    (B)  Borrower shall deliver a Notice of
     Conversion/Continuation to be received by Agent not later than 2:00 p.m. Denver, Colorado time at least (x) three Business Days in advance of the Conversion Date or continuation date, if a Loan is to be converted into or continued as a LIBOR Rate Loan; and (y) the Business Day immediately preceding the Conversion Date, if the Loan is to be converted into a Base Rate Loan; specifying:

                         (1) the proposed Conversion Date or continuation date, which shall be a Business Day;

                         (2) the aggregate amount of the Revolver Loan(s) to be converted or renewed;

                         (3) the nature of the proposed conversion or continuation; and

                         (4) the duration of the requested Interest Period, if applicable.

                    (C) If upon the expiration of any Interest Period applicable to any LIBOR Rate Loan, Borrower has failed to select timely a new Interest Period to be applicable to such LIBOR Rate Loan, or if any Unmatured Event of Default or Event of Default shall then exist, Borrower shall be deemed to have elected to convert such LIBOR Rate Loan into a Base Rate Loan effective as of the expiration date of such current Interest Period.

                    (D) Unless Agent shall otherwise state in writing, during the existence of an Unmatured Event of Default or Event of Default, Borrower may not elect to have a Revolver Loan converted into or continued as a LIBOR Rate Loan.

                    (E) Notwithstanding any other provision contained in this Agreement, after giving effect to any conversion or continuation of any LIBOR Rate Loans, there shall not be more than six different Interest Periods in effect.


     4.   Amendment of new Section 2(b)(iii).  Section 2(b)(iii) as renumbered
          ----------------------------------
under paragraph 3 above is hereby amended to (a) delete the date "March 31, 1996" in the twelfth and thirteenth lines and substitute the date "September 30, 1997" therefor, and (b) delete the date "December 31, 1999" in the fourteenth line and substitute the date "June 30, 2001" therefor.

     5.   Amendment of new Section 2(b)(iv).  Section 2(b)(iv) as renumbered
          ---------------------------------
under paragraph 3 above is hereby deleted and restated in its entirety to read as follows:

          (iv)    Optional Payments.  Borrower may make optional payments on the
                  -----------------
     outstanding principal balance of the Base Rate Loan without penalty or premium, at any time, and from time to time, in integral multiples of $100,000 or such lesser amount equal to the then outstanding principal balance, together with accrued and unpaid interest on the principal amount so paid. LIBOR Rate Loans may not be prepaid, except if it is necessary so that Borrower can be in compliance with Section 2(g). Borrower shall give Agent one Business Day's notice in advance of any optional payment on the Base Rate Loan, and three Business Day's notice in advance of any prepayment on the LIBOR Rate Loan required pursuant to Section 2(g). Such notices shall specify which Revolver Loans (or portion thereof) are to be prepaid and the date of prepayment. Such notices shall not be revocable by Borrower. Upon the termination of the Revolver Commitment Period, all prepayments of principal thereafter received under this Subsection shall first be applied to the payment of principal indebtedness due on any Base

     Rate Loan then outstanding and then to LIBOR Rate Loans with the shortest Interest Periods remaining.

     6.   Amendment of Section 2(d).  Section 2(d) is hereby deleted and
          -------------------------
restated in its entirety to read as follows:

          (d)  Computation and Payment of Interest; Late Payment Rate.
               ------------------------------------------------------

               (i) Each Revolver Loan shall bear interest on the outstanding principal amount thereof from the date when made at a rate per annum equal to the LIBOR Rate or the Base Rate, as specified in the applicable Request for Advance or Notice of Conversion/Continuation, plus the Applicable
                                                       ----
     Margin. After termination of the Revolver Commitment Period, the Revolver Loan shall bear interest on the outstanding principal amount thereof at the Base Rate plus the Applicable Margin for Base Rate Loans, and interest shall be payable on the Interest Payment Date for Base Rate Loans.

               (ii) Interest on the Loans shall accrue daily and shall be computed on the basis of a year of 365 or 366 days, as appropriate, for Base Rate Loans, and a year of 360 days for LIBOR Rate Loans. Interest on the Loans shall be payable in arrears on the Interest Payment Date.

               (iii)  Notwithstanding anything to the contrary contained in this Agreement, overdue principal, and (to the extent permitted under applicable law) overdue interest, whether caused by acceleration of maturity or otherwise, shall bear interest at a fluctuating rate, adjustable the day of any change in such rate, equal to three percentage points above the Base Rate (the "Late Payment Rate"), until paid, and shall
                                      -----------------
     be due and payable immediately.

     7.   Amendment of Section 2(e).  Section 2(e) is hereby amended by adding
          -------------------------
the following phrase at the end of such paragraph:

     , unless the result of such extension would be to carry any Interest Period relating to a LIBOR Rate Loan into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day.

     8.   Amendment of Section 2(g).  Section 2(g) is hereby amended by deleting
          -------------------------
the last sentence thereof and restating such sentence in its entirety to read as follows:

     Any such prepayment of principal under this Section 2 shall be applied pro rata in accordance with each Lender's Loan Share, first to any Base Rate Loans then outstanding and then to LIBOR Rate Loans with the shortest Interest Periods remaining.

     9.   New Section 3A.  A new Section 3A is hereby added to read in its
          --------------
entirety as follows:

          SECTION 3A.  TAXES, YIELD PROTECTION AND ILLEGALITY
                       --------------------------------------

          (a)  Taxes.
               -----

               (i) Any and all payments by Borrower to the Lenders under this Agreement shall be made free and clear of, and without deduction or withholding for, any and all future taxes, levies, imposts, deductions, charges or withholdings, and any stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents and all liabilities with respect thereof, excluding such taxes (including income taxes or franchise taxes) as are imposed on or measured by Lender's net income by the jurisdiction under the laws of which Lender is organized or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes").
                                 -----

               (ii)   Borrower shall indemnify Lenders and hold Lenders
     harmless for the full amount of Taxes (including any Taxes imposed by any jurisdiction on amounts payable under this Section 3A(a)) paid by Lenders
                                                -------------
     and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted; provided that Lenders shall pay
                                               --------
     over to Borrower the amount of any tax refunds received by Lenders with respect to any such Taxes (net of any tax detriment resulting from receipt of such tax refunds to the extent not offset by payment over of such amount) solely to the extent that (A) such tax refunds are fairly allocable to such Taxes and (B) Borrower actually paid such Taxes. Payment under this indemnification shall be made within 30 days from the date Lenders make written demand therefor.

               (iii) If Borrower shall be required by law to deduct or withhold any Taxes from or in respect of any sum payable hereunder to Lenders, then:

                      (A) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3A(a)) Lenders receive an amount equal to the sum they would have received had no such deductions been made;

                        (B)   Borrower shall make such deductions, and

                        (C) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

               (iv) Within thirty days after the date of any payment by Borrower of Taxes Borrower shall furnish to Lenders the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to Lenders.

          (b)  Illegality.
               ----------

               (i) If Lenders shall determine that the introduction of any law, rule or regulation, or any change in any law, rule or regulation or in the interpretation or administration thereof, has made it unlawful, or that any central bank or other governmental authority has asserted that it is unlawful, for Lenders to make LIBOR Rate Loans, then, on notice thereof by Lenders to Borrower, the obligation of Lenders to make LIBOR Rate Loans shall be suspended until Lenders shall have notified Borrower that the circumstances giving rise to such determination no longer exist.

               (ii) If Lenders shall determine that it is unlawful to maintain any LIBOR Rate Loan, and, if any LIBOR Rate Loans are then outstanding, Agent shall give notice thereof to Borrower, and within three Business Days after receipt of such notice Borrower shall elect either (A) to prepay in full all LIBOR Rate Loans of Lenders then outstanding, together with interest accrued thereon, either on the last day of the Interest Period thereof if Lenders may lawfully continue to maintain such LIBOR Rate Loans to such day, or immediately, if Lenders may not lawfully continue to maintain such LIBOR Rate Loans, together with any amounts required to be paid in connection therewith pursuant to Section 3A(c), or
     (B) to immediately convert such LIBOR Rate Loans to Base Rate Loans in accordance with Section 2(b)(ii).

               (iii) If the obligation of Lenders to make or maintain LIBOR Rate Loans has been terminated, Borrower may elect, by giving notice to Lenders that all Revolver Loans which would otherwise be made by Lenders as LIBOR Rate Loans shall be instead Base Rate Loans.

          (c)  Increased Costs and Reduction of Return.
               ---------------------------------------

               (i) If Lenders shall determine that, due to either (A) the introduction of or any change (other than any change by way of imposition of or increase in reserve requirements included in the calculation of the LIBOR Rate) in or in the interpretation of any law or regulation or (B) the compliance with any guideline, or request from any central bank or other governmental authority (whether or not having the force of law) issued after September 5, 1995, there shall be any increase in the cost to Lenders of agreeing to make or making, funding or maintaining any LIBOR Rate Loans (other than changes in the rate of taxes on the overall net income of Lender), then Agent shall give notice of such determination to Borrower, and Borrower shall have the option either (X) to immediately convert all outstanding LIBOR Rate Loans to Base Rate Loans in accordance with Section 2(b)(ii) or
     (Y) Borrower shall be liable for, and shall from time to time, upon demand therefor by Lenders, pay to Lenders additional amounts as are sufficient to compensate Lenders for such increased costs. If Borrower elects to convert to Base Rate Loans, it shall nevertheless be liable for any increased costs incurred by Lenders regarding LIBOR Rate Loans accrued prior to the date of conversion.

               (ii) If Lenders shall have determined that (A) the introduction of any Capital Adequacy Regulation, (B) any change in any Capital Adequacy Regulation, (C) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other governmental authority charged with the interpretation or administration thereof, or (D) compliance by Lenders or any corporation controlling any of Lenders, with any Capital Adequacy Regulation; affects or would affect the amount of capital required or expected to be maintained by Lenders or any corporation controlling any of Lenders and (taking into consideration Lenders' or such corporations' policies with respect to capital adequacy and Lenders' desired return on capital) determines that the amount of such capital is increased as a consequence of its commitment to make Revolver Loans, credits or other obligations under this Agreement, then, Agent shall give notice of such determination to Borrower, and Borrower shall have the option either (X) to immediately convert all outstanding LIBOR Rate Loans to Base Rate Loans in accordance with Section 2(b)(ii) or (Y) upon demand of Lenders, Borrower shall upon demand pay to Lenders, from time to time as specified by Lenders, additional amounts sufficient to compensate Lenders for such increase.

          (d)  Funding Losses.  Borrower agrees to reimburse Lenders and to hold
               --------------
     Lenders harmless from any loss or expense which Lenders may sustain or incur as a consequence of:

               (i) the failure of Borrower to make any payment or mandatory prepayment of principal of any LIBOR Rate Loan (including payments made after any acceleration thereof);

               (ii) the failure of Borrower to borrow, continue or convert a Revolver Loan after Borrower has given (or is deemed to have given) a Request for Advance or a Notice of Conversion/Continuation;

               (iii) the failure of Borrower to make any prepayment after Borrower has given a notice in accordance with Section 2(b)(iv);
                                                    ----------------

               (iv)     the prepayment (including pursuant to Section 2(b)(iv))
                                                              ----------------
     of a LIBOR Rate Loan on a day which is not the last day of the Interest Period with respect thereto; or

               (v)      the conversion pursuant to Section 2(b)(ii) of any LIBOR
                                                   ----------------
     Rate Loan to a Base Rate Loan on a day that is not the last day of the respective Interest Period;

     including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its LIBOR Rate Loans hereunder or from fees payable to terminate the deposits from which such funds were obtained.

          (e)  Inability to Determine Rates.  If Agent shall have determined
               ----------------------------
     that for any reason adequate and reasonable means do not exist for ascertaining the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan or that the LIBOR Rate applicable for any requested Interest Period with respect to a proposed LIBOR Rate Loan does not adequately and fairly reflect, in Agent's reasonable judgment, the cost to Lenders of funding such Loan, Agent will forthwith give notice of such determination to Borrower. Thereafter, the obligation of Lenders to make or maintain LIBOR Rate Loans, as the case may be, hereunder shall be suspended until Agent revokes such notice in writing, unless means exist for ascertaining the LIBOR Rate and Borrower agrees to pay such amount as Agent determines in its sole and absolute discretion is necessary to reflect the cost to Lenders of funding such Revolver Loan. Upon receipt of such notice, Borrower may revoke any Request for Advance or Notice of Conversion/Continuation then submitted by it. If Borrower does not revoke such request or notice prior to the time that such Revolver Loan is made, Lenders shall make, convert or continue the Revolver Loans, as proposed by Borrower in the amount specified in the applicable request or notice submitted by Borrower, but such Revolver Loans shall be made, converted or continued as Base Rate Loans instead of LIBOR Rate Loans.

          (f)  Certificate of Lender.  If Lenders claim reimbursement or
               ---------------------
     compensation pursuant to this Section 3A, Agent shall deliver to Borrower a certificate setting forth in reasonable detail the amount payable to Lenders hereunder and such certificate shall be binding on Borrower unless Borrower objects to the contents of such certificate within five Business Days after receipt thereof. If Borrower objects, Agent and Borrower shall attempt to resolve their differences within 10 days, and if agreement is not reached within such period then all LIBOR Rate Loans shall be immediately converted to Base Rate Loans.

          (g)  Survival.  The agreements and obligations of Borrower in this
               --------
     Section 3A shall survive the payment of all other Obligations.

     10.  Amendment of Section 4(a).  Section 4(a) is hereby amended to delete
          -------------------------
the figure "20,000,000" in the fourth line and substitute the phrase "the Maximum Principal Amount" therefor.

     11.  Amendment of Section 8(1).  Section 8(1) is hereby amended to delete
          -------------------------
the figure "65%" in the second line and substitute the figure "60%" therefor.

     12.  Amendment of Section 8(m).  Section 8(m) is hereby deleted and
          -------------------------
restated in its entirety to read as follows:

     (m)  Tangible Net Worth. Borrower shall maintain a Tangible Net Worth equal
          ------------------
     to or greater than the sum of $18,000,000 plus 40 percent of consolidated net income determined in accordance with GAAP and earned by Borrower after December 31, 1994 (but excluding any net losses).

     13.  Amendment of Section 8(n).  Section 8(n) is hereby amended to delete
          -------------------------
the figure "1.5" in the last line and substitute the figure "2.0" therefor.

     14.  Amendment of Section 9(j)(i).  Section 9(j)(i) is hereby amended by
          ----------------------------
adding the following phrase to the end of the first sentence in line 8:

     , including without limitation distributions to its partners in the aggregate not to exceed $1,250,000 associated with the deferred gain on the sale of oil and gas properties; provided that such distributions associated with deferred gain are made on or before April 15, 1996, and after which date distributions associated with deferred gain may not be made by Borrower.

     15.  Amendment of Section 9(j)(ii).  Section 9(j)(ii) of the Loan Agreement
          -----------------------------
is hereby deleted and restated in its entirety to read as follows:

          (ii) So long as a Borrowing Base Deficiency does not exist and no Event of

          Default or Unmatured Event of Default has occurred and is
          continuing, Borrower may make distributions in an aggregate cumulative amount not to exceed 60 percent of Borrower's net income, determined in accordance with GAAP and computed on a cumulative basis for all periods since December 31, 1994, taking into account allowable distributions previously declared or made since December 31, 1994; provided, however, that the distribution of $2,078,297 made in 1995
          -----------------
          relating to 1994 earnings shall not be included in the calculation of distributions declared or made since December 31, 1994; notwithstanding any of the foregoing, distributions are allowable only so long as they would not cause Borrower to be in contravention of the financial covenants contained in Section 8(k), (l), (m) and (n).

     16.  Amendment of Section 13(b).  Section 13(b) shall be amended by adding
          --------------------------
the following address of Rothschild to the Lenders section:

          N M Rothschild and Sons Limited
          New Court, St. Swithin's Lane
          London, England EC4 P 4DU
          Fax No.: 071-280-5139

          With a copy to:
          Rothschild Denver Inc.
          3020 Republic Plaza
          370 Seventeenth Street
          Denver, Colorado 80202
          Fax No.: (303) 607-0998

     17.  New Exhibit N.  A new Exhibit N is hereby added to read in its
          -------------
entirety as Exhibit N attached hereto--"Notice of Conversion/Continuation."

     18.  Conditions Precedent.  The amendments provided for in this Amendment
          --------------------
shall not become effective until Agent has received each of the following:
          A.   This Amendment, executed by Borrower, Agent and Lenders;

          B. The Replacement Note, executed by Borrower for each of the Lenders;

          C. Counterparts of the Second Mortgage Amendments, duly executed and acknowledged by Borrower and Agent, and to the extent applicable, the trustee thereunder;

          D. A letter from each of John Fox and the General Partner reconfirming their respective Covenant Agreement;

          E. Evidence acceptable to Agent that the indebtedness secured by the RIMCO Mortgages (as defined in that certain Subordination Agreement dated as of September 14, 1993 between RIMCO Partners, L.P., Resource Investors Management Company Limited Partnership and the Agent) has been fully paid and that the RIMCO Mortgages have been released or will be released in due course.

          F. Results of UCC lien searches as to Borrower for the States of Arkansas, Colorado and West Virginia and for the following counties: Crittenden County, Arkansas; Boyd, Greenup and Pike Counties, Kentucky; and Wayne and Kanawha Counties, West Virginia, and for all other relevant filing jurisdictions as to the Collateral;

          G. All legal matters incident to the Loans and the Amendment Documents shall be satisfactory to counsel to Agent, and Agent shall have received a favorable opinion addressed to Agent and Lenders of Barry W. Spector, Esq., counsel for Borrowers, in form and substance satisfactory to Agent; and

          H. All other documents and assurances which Agent reasonably requires or which it may reasonably request in connection with the transactions contemplated by this Agreement, and such documents shall be certified, when appropriate by proper authorities.

     19.  Representations and Warranties.  To induce Agent and Lenders to enter
          ------------------------------
into this Amendment, Borrower hereby represents and warrants to Agent and each Lender that:

          A.   Non-Contravention.  The execution, delivery and performance by
               -----------------
Borrower of this Amendment, and the other Amendment Documents and the borrowings thereunder, and the consummation of the transactions contemplated herein and therein will not conflict with the limited partnership agreement or other organizational or governing documents of any Related Person, or conflict with or result in any breach of any mortgage, lien, lease, agreement, instrument, order, judgment, decree, law, rule, regulation or any other restriction of any kind or character to which any Related Person is a party or is subject or by which any Related Person or its properties are bound or affected or result in the creation or imposition of any lien, charge or encumbrance upon any property of any Related Person.

          B.   Third Party Authorization.  No consent, approval, exemption,
               -------------------------
authorization or order of or other action by, and no notice to or filing with, any court or governmental authority or third party is required by any Related Person in connection with the execution, delivery or performance by Borrower of this Amendment, or any other Amendment Document or to consummate any transactions contemplated hereby or thereby.

          C.   Authorization; Binding Effect.  Borrower has full power and
               -----------------------------
authority to enter into this Amendment and the other Amendment Documents. The execution and delivery of this Amendment, and the other Amendment Documents, and the performance and observance of their terms, conditions and obligations, have been duly authorized by all necessary action by Borrower and the General Partner. This Amendment and the other Amendment Documents are the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights.

          D.   Representations and Warranties.  All representations and
               ------------------------------
warranties contained in Section 7 of the Original Loan Agreement and in the Security Documents shall be true on the date hereof as if then given, and Borrower shall have performed or observed all terms, agreements, conditions and obligations under the Loan Agreement and under the Security Documents to be performed or observed on or prior to the date hereof.

          E.   No Default.  No Event of Default or Unmatured Event of Default
               ----------
under the Loan Agreement shall have occurred and be continuing or would result from the entering into of this Amendment.

          The foregoing representations and warranties shall be deemed to be representations and warranties made in the Loan Agreement for all purposes.

     20.  Continuing Effect.  Except as expressly amended hereby, the Loan
          -----------------
Agreement shall continue to be and shall remain in full force and effect in accordance with its terms. References in the Loan Agreement to "this Agreement", "this instrument" and like terms shall be deemed to be references to the Loan Agreement as amended by this Amendment. When used in this Amendment or in the Loan Agreement, each reference to a term defined in the Loan Agreement, which is amended by this Amendment, shall be deemed to be the term as amended by this Amendment. Any reference to the "Revolver/Term Loan Agreement" in the Collateral Documents shall be deemed to be a reference to the Loan Agreement as amended by this Amendment. Borrower hereby confirms and acknowledges that the term "Obligations" as used in the Security Agreement, includes all obligations of Borrower with respect to the Revolver Loans as extended hereby and the Replacement Notes and all other costs, fees, indemnities and expenses in connection therewith. In connection with the execution of this Amendment and the issuance by Borrower of the Replacement Notes, the Lenders acknowledge and agree that the original notes dated as of November 20, 1992 (as amended by the First and Second Allonges) held by Norwest and First American have been marked "Replaced in rearrangement, but not in extinguishment or discharge, of indebtedness represented hereby by Replacement Notes dated September 8, 1995" and evidence of such notation has been provided to Borrower.

     21.  Governing Law.  This Amendment shall be governed by and construed
          -------------
under the laws of the State of Colorado and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     22.  Assignment.  Norwest and First American hereby assign and transfer to
          ----------
Rothschild, without any warranties either express or implied, a sufficient part of all their rights, title and interest in, to and under the Loan Agreement, the Loans, the Revolver Notes and all other Loan Documents, so that all such rights shall be owned and held by Lenders on the date hereof in the following percentages:

          Norwest - 40%
          First American - 40%
          Rothschild - 20%

     23.  Counterparts.  This Amendment may be executed in one or more
          ------------
counterparts, with each party signing on different counterparts, each of which shall be deemed an original, and all of which together shall constitute but one and the same instrument.


BORROWER:

MARKWEST HYDROCARBON PARTNERS, LTD.,
a Colorado limited partnership

By:  MARKWEST HYDROCARBON, INC.,
      General Partner



      By: _____________________________
            John M. Fox
            President


LENDERS:

NORWEST BANK COLORADO, NATIONAL
 ASSOCIATION (successor to Norwest Bank Denver,

 National Association), a national banking association



By:_____________________________
     Thomas M. Foncannon
     Vice President



FIRST AMERICAN NATIONAL BANK,
a national banking association



By:______________________________
     David C. May
     Executive Vice President


N M ROTHSCHILD AND SONS LIMITED,
  a company organized and existing under
  the laws of England



By:______________________________
   Name:_________________________
   Title:________________________

AGENT:

NORWEST BANK COLORADO, NATIONAL
  ASSOCIATION (successor to Norwest Bank Denver,
  National Association), a national banking association



By:_____________________________
   Thomas M. Foncannon
   Vice President

                                  Exhibit A-1
                                  -----------

                           REPLACEMENT REVOLVER NOTE
                           -------------------------


$10,000,000.00                                      Denver, Colorado
                                                    September 8, 1995

     MARKWEST HYDROCARBON PARTNERS, LTD., a Colorado limited partnership, ("Borrower"), with an address of 5613 DTC Parkway, Suite 400, Englewood, CO
  --------
80111, for value received, hereby promises to pay to the order of Norwest Bank Colorado, National Association (successor to Norwest Bank Denver, National Association), a national banking association ("Lender"), on or before June 30,
                                               ------
2001, the principal sum of Ten Million Dollars ($10,000,000.00), or so much thereof as may be advanced by Lender pursuant to the Loan Agreement dated November 20, 1992, as amended, between Borrower, Norwest Bank Colorado, National Association, individually and as agent, First American National Bank and N M Rothschild and Sons Limited (the "Loan Agreement"), together with interest on
                                  --------------
the outstanding unpaid principal amount at a rate equal to the LIBOR Rate or the Base Rate, plus the Applicable Margin, as provided in the Loan Agreement.

     This Note is one of the notes referred to in the Loan Agreement as the Revolver Notes, and is issued pursuant to, and is subject to the terms and provisions of, the Loan Agreement. This Note is issued in replacement and rearrangement, but not in extinguishment or discharge, of the original Revolver Notes, as amended by the First and Second Allonges, in connection with the assignment by Norwest and First American to Rothschild of a portion of their interests in the Loan. All capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Loan Agreement. All references herein to the "Loan Agreement" refer to such agreement as it has been amended by First Amendment to Loan Agreement dated September 14, 1993, by Second Amendment to Loan Agreement dated as of March 23, 1994, and by Third Amendment to Loan Agreement dated as of the date hereof, and as such agreement may be further amended from time to time.

     As of June 30, 1997, the aggregate unpaid principal amount outstanding under this Note shall be repaid to Lender in sixteen equal quarterly installments, commencing September 30, 1997, as more fully provided in the Loan Agreement, together with accrued and unpaid interest thereon. All remaining outstanding principal of and interest on this Note shall be due and payable no later than June 30, 2001.

     Interest shall accrue daily, shall be payable in arrears on the Interest Payment Date, commencing September 30, 1995 and at the maturity of this Note, and shall be calculated on the

                                     A-1-1
basis of a 365 or 366-day year, as appropriate for Base Rate Loans, and a year of 360 days for LIBOR Rate Loans. All payments of principal and interest hereof shall be made as provided in the Loan Agreement in immediately available funds and without set-off or counterclaim or deduction of any kind.

     Notwithstanding anything to the contrary contained in this Note, overdue principal, and (to the extent permitted under applicable law) overdue interest, whether caused by acceleration of maturity or otherwise, shall bear interest at the Late Payment Rate and shall be immediately due and payable.

     It is not intended hereby to charge interest at a rate in excess of the maximum rate of interest that Lender may charge to Borrower under applicable usury and other laws, but if, notwithstanding, interest in excess of such rate shall be paid hereunder, the interest rate on this Note shall be adjusted to the maximum permitted under applicable law during the period or periods that the interest rate otherwise provided herein would exceed such rate and any excess amount applied at Lender's option to reduce the outstanding principal balance of this Note or to be returned to Borrower.

     This Note is secured by, and the holder of this Note is entitled to the benefits of the Security Documents described in the Loan Agreement, and the liens and security interests under the Security Documents that secure the obligations under this Note are hereby ratified and confirmed in all respects and remain in full force and effect. Reference is made to the Security Documents for a description of the property covered thereby and the rights, remedies and obligations of the holder hereof in respect thereto.

     Lender shall maintain a record of all advances hereunder and all payments made on this Note until Lender has been repaid in full; provided, however that
                                                        -----------------
the failure, error or omission by Lender to maintain such a record shall not diminish or otherwise affect the obligation of Borrower to repay the amount outstanding hereunder and any other amounts due to Lender.

     If Borrower fails to pay any amount due under this Note and Lender has to take any action to collect the amount due or to exercise its rights under this Note or the Security Documents, including without limitation retaining attorneys for collection of this Note, or if any suit or proceeding is brought for the recovery of all or any part of or for protection of the Obligations or to foreclose the Security Documents or to enforce Lender's rights under the Security Documents, then Borrower agrees to pay on demand all costs and expenses of any such action to collect, suit or proceeding, or any appeal of any such suit or proceeding, incurred by the holder hereof, including without limitation the fees and disbursements of attorneys for the holder hereof.

                                     A-1-2

     Borrower, and all endorsers, sureties and guarantors of this Note, hereby severally waive demand, presentment for payment, notice of dishonor, notice of acceleration or intent to accelerate, protest, notice of protest, diligence in collecting and assents to any extension of time with respect to any payment due under this Note, to any substitution or release of collateral and to the addition or release of any party. No waiver by Lender of any payment or other right under this Note shall operate as a waiver of any other payment or right.

     If any provision in this Note shall be held invalid, illegal or unenforceable in any jurisdiction, the validity, legality or enforceability of any defective provisions shall not be in any way affected or impaired in any other jurisdiction, nor shall the invalid, illegal or unenforceable provision affect or impair any other provision of this Note.

     No delay or failure of the holder of this Note in the exercise of any right or remedy provided for hereunder shall be deemed a waiver of such right or remedy by the holder hereof, and no exercise of any right or remedy shall be deemed a waiver of any other right or remedy that the holder may have.

     Any notices given hereunder shall be in writing and shall be given as provided in the Loan Agreement.

     At the option of Lender, an action may be brought to enforce this Note in the District Court in and for the City and County of Denver, State of Colorado, in the United States District Court for the District of Colorado or in any other court in which venue and jurisdiction are proper. Borrower and all endorsers, sureties and guarantors hereof consent to venue and jurisdiction in the District Court in and for the City and County of Denver, State of Colorado and in the United States District Court for the District of Colorado and to jurisdiction and service of process under Sections 13-1-124(1)(a) and 13-1-125, Colorado Revised Statutes (1973), as amended, in any action commenced to enforce this Agreement.

     THIS NOTE IS TO BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF COLORADO.

                           MARKWEST HYDROCARBON PARTNERS, LTD.

                           By:  MarkWest Hydrocarbon, Inc., General Partner



                                By  ___________________________________________
                                       John M. Fox, President

                                     A-1-3

                                  Exhibit A-2
                                  -----------

                           REPLACEMENT REVOLVER NOTE
                           -------------------------


$10,000,000.00                                      Denver, Colorado
                                                    September 8, 1995

     MARKWEST HYDROCARBON PARTNERS, LTD., a Colorado limited partnership, ("Borrower"), with an address of 5613 DTC Parkway, Suite 400, Englewood, CO
  --------
80111, for value received, hereby promises to pay to the order of First American National Bank ("Lender"), on or before June 30, 2001, the principal sum of Ten
                ------
Million Dollars ($10,000,000.00), or so much thereof as may be advanced by Lender pursuant to the Loan Agreement dated November 20, 1992, as amended, between Borrower, Norwest Bank Colorado, National Association, individually and as agent, First American National Bank and N M Rothschild and Sons Limited (the "Loan Agreement"), together with interest on the outstanding unpaid principal
 --------------
amount at a rate equal to the LIBOR Rate or the Base Rate, plus the Applicable Margin, as provided in the Loan Agreement.

     This Note is one of the notes referred to in the Loan Agreement as the Revolver Notes, and is issued pursuant to, and is subject to the terms and provisions of, the Loan Agreement. This Note is issued in replacement and rearrangement, but not in extinguishment or discharge, of the original Revolver Notes, as amended by the First and Second Allonges, in connection with the assignment by Norwest and First American to Rothschild of a portion of their interests in the Loan. All capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Loan Agreement. All references herein to the "Loan Agreement" refer to such agreement as it has been amended by First Amendment to Loan Agreement dated September 14, 1993, by Second Amendment to Loan Agreement dated as of March 23, 1994, and by Third Amendment to Loan Agreement dated as of the date hereof, and as such agreement may be further amended from time to time.

     As of June 30, 1997, the aggregate unpaid principal amount outstanding under this Note shall be repaid to Lender in sixteen equal quarterly installments, commencing September 30, 1997, as more fully provided in the Loan Agreement, together with accrued and unpaid interest thereon. All remaining outstanding principal of and interest on this Note shall be due and payable no later than June 30, 2001.

     Interest shall accrue daily, shall be payable in arrears on the Interest Payment Date, commencing September 30, 1995 and at the maturity of this Note, and shall be calculated on the basis of a 365 or 366-day year, as appropriate for Base Rate Loans, and a year of 360 days for

                                     A-2-1

LIBOR Rate Loans. All payments of principal and interest hereof shall be made as provided in the Loan Agreement in immediately available funds and without set-off or counterclaim or deduction of any kind.

     Notwithstanding anything to the contrary contained in this Note, overdue principal, and (to the extent permitted under applicable law) overdue interest, whether caused by acceleration of maturity or otherwise, shall bear interest at the Late Payment Rate and shall be immediately due and payable.

     It is not intended hereby to charge interest at a rate in excess of the maximum rate of interest that Lender may charge to Borrower under applicable usury and other laws, but if, notwithstanding, interest in excess of such rate shall be paid hereunder, the interest rate on this Note shall be adjusted to the maximum permitted under applicable law during the period or periods that the interest rate otherwise provided herein would exceed such rate and any excess amount applied at Lender's option to reduce the outstanding principal balance of this Note or to be returned to Borrower.

     This Note is secured by, and the holder of this Note is entitled to the benefits of the Security Documents described in the Loan Agreement, and the liens and security interests under the Security Documents that secure the obligations under this Note are hereby ratified and confirmed in all respects and remain in full force and effect. Reference is made to the Security Documents for a description of the property covered thereby and the rights, remedies and obligations of the holder hereof in respect thereto.

     Lender shall maintain a record of all advances hereunder and all payments made on this Note until Lender has been repaid in full; provided, however that
                                                        -----------------
the failure, error or omission by Lender to maintain such a record shall not diminish or otherwise affect the obligation of Borrower to repay the amount outstanding hereunder and any other amounts due to Lender.

     If Borrower fails to pay any amount due under this Note and Lender has to take any action to collect the amount due or to exercise its rights under this Note or the Security Documents, including without limitation retaining attorneys for collection of this Note, or if any suit or proceeding is brought for the recovery of all or any part of or for protection of the Obligations or to foreclose the Security Documents or to enforce Lender's rights under the Security Documents, then Borrower agrees to pay on demand all costs and expenses of any such action to collect, suit or proceeding, or any appeal of any such suit or proceeding, incurred by the holder hereof, including without limitation the fees and disbursements of attorneys for the holder hereof.

     Borrower, and all endorsers, sureties and guarantors of this Note, hereby severally waive

                                     A-2-2
demand, presentment for payment, notice of dishonor, notice of acceleration or intent to accelerate, protest, notice of protest, diligence in collecting and assents to any extension of time with respect to any payment due under this Note, to any substitution or release of collateral and to the addition or release of any party. No waiver by Lender of any payment or other right under this Note shall operate as a waiver of any other payment or right.

     If any provision in this Note shall be held invalid, illegal or unenforceable in any jurisdiction, the validity, legality or enforceability of any defective provisions shall not be in any way affected or impaired in any other jurisdiction, nor shall the invalid, illegal or unenforceable provision affect or impair any other provision of this Note.

     No delay or failure of the holder of this Note in the exercise of any right or remedy provided for hereunder shall be deemed a waiver of such right or remedy by the holder hereof, and no exercise of any right or remedy shall be deemed a waiver of any other right or remedy that the holder may have.

     Any notices given hereunder shall be in writing and shall be given as provided in the Loan Agreement.

     At the option of Lender, an action may be brought to enforce this Note in the District Court in and for the City and County of Denver, State of Colorado, in the United States District Court for the District of Colorado or in any other court in which venue and jurisdiction are proper. Borrower and all endorsers, sureties and guarantors hereof consent to venue and jurisdiction in the District Court in and for the City and County of Denver, State of Colorado and in the United States District Court for the District of Colorado and to jurisdiction and service of process under Sections 13-1-124(1)(a) and 13-1-125, Colorado Revised Statutes (1973), as amended, in any action commenced to enforce this Agreement.

     THIS NOTE IS TO BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF COLORADO.

                     MARKWEST HYDROCARBON PARTNERS, LTD.

                     By:  MarkWest Hydrocarbon, Inc., General Partner



                          By   ___________________________________________
                                 John M. Fox, President

                                     A-2-3

                                  Exhibit A-3
                                  -----------

                           REPLACEMENT REVOLVER NOTE
                           -------------------------


$5,000,000.00                                      Denver, Colorado
                                                   September 8, 1995

     MARKWEST HYDROCARBON PARTNERS, LTD., a Colorado limited partnership, ("Borrower"), with an address of 5613 DTC Parkway, Suite 400, Englewood, CO
  --------
80111, for value received, hereby promises to pay to the order of N M Rothschild and Sons Limited, a company organized and existing under the laws of England ("Lender"), on or before June 30, 2001, the principal sum of Five Million
 -------
Dollars ($5,000,000.00), or so much thereof as may be advanced by Lender pursuant to the Loan Agreement dated November 20, 1992, as amended, between Borrower, Norwest Bank Colorado, National Association, individually and as agent, First American National Bank and N M Rothschild and Sons Limited (the "Loan Agreement"), together with interest on the outstanding unpaid principal
 --------------
amount at a rate equal to the LIBOR Rate or the Base Rate, plus the Applicable Margin, as provided in the Loan Agreement.

     This Note is one of the notes referred to in the Loan Agreement as the Revolver Notes, and is issued pursuant to, and is subject to the terms and provisions of, the Loan Agreement. This Note is issued in replacement and rearrangement, but not in extinguishment or discharge, of the original Revolver Notes, as amended by the First and Second Allonges, in connection with the assignment by Norwest and First American to Rothschild of a portion of their interests in the Loan. All capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Loan Agreement. All references herein to the "Loan Agreement" refer to such agreement as it has been amended by First Amendment to Loan Agreement dated September 14, 1993, by Second Amendment to Loan Agreement dated as of March 23, 1994, and by Third Amendment to Loan Agreement dated as of the date hereof, and as such agreement may be further amended from time to time.

     As of June 30, 1997, the aggregate unpaid principal amount outstanding under this Note shall be repaid to Lender in sixteen equal quarterly installments, commencing September 30, 1997, as more fully provided in the Loan Agreement, together with accrued and unpaid interest thereon. All remaining outstanding principal of and interest on this Note shall be due and payable no later than June 30, 2001.

     Interest shall accrue daily, shall be payable in arrears on the Interest Payment Date, commencing September 30, 1995 and at the maturity of this Note, and shall be calculated on the basis of a 365 or 366-day year, as appropriate for Base Rate Loans, and a year of 360 days for

                                     A-3-1

LIBOR Rate Loans. All payments of principal and interest hereof shall be made as provided in the Loan Agreement in immediately available funds and without set-off or counterclaim or deduction of any kind.

     Notwithstanding anything to the contrary contained in this Note, overdue principal, and (to the extent permitted under applicable law) overdue interest, whether caused by acceleration of maturity or otherwise, shall bear interest at the Late Payment Rate and shall be immediately due and payable.

     It is not intended hereby to charge interest at a rate in excess of the maximum rate of interest that Lender may charge to Borrower under applicable usury and other laws, but if, notwithstanding, interest in excess of such rate shall be paid hereunder, the interest rate on this Note shall be adjusted to the maximum permitted under applicable law during the period or periods that the interest rate otherwise provided herein would exceed such rate and any excess amount applied at Lender's option to reduce the outstanding principal balance of this Note or to be returned to Borrower.

     This Note is secured by, and the holder of this Note is entitled to the benefits of the Security Documents described in the Loan Agreement, and the liens and security interests under the Security Documents that secure the obligations under this Note are hereby ratified and confirmed in all respects and remain in full force and effect. Reference is made to the Security Documents for a description of the property covered thereby and the rights, remedies and obligations of the holder hereof in respect thereto.

     Lender shall maintain a record of all advances hereunder and all payments made on this Note until Lender has been repaid in full; provided, however that
                                                        -----------------
the failure, error or omission by Lender to maintain such a record shall not diminish or otherwise affect the obligation of Borrower to repay the amount outstanding hereunder and any other amounts due to Lender.

     If Borrower fails to pay any amount due under this Note and Lender has to take any action to collect the amount due or to exercise its rights under this Note or the Security Documents, including without limitation retaining attorneys for collection of this Note, or if any suit or proceeding is brought for the recovery of all or any part of or for protection of the Obligations or to foreclose the Security Documents or to enforce Lender's rights under the Security Documents, then Borrower agrees to pay on demand all costs and expenses of any such action to collect, suit or proceeding, or any appeal of any such suit or proceeding, incurred by the holder hereof, including without limitation the fees and disbursements of attorneys for the holder hereof.

     Borrower, and all endorsers, sureties and guarantors of this Note, hereby severally waive

                                     A-3-2
demand, presentment for payment, notice of dishonor, notice of acceleration or intent to accelerate, protest, notice of protest, diligence in collecting and assents to any extension of time with respect to any payment due under this Note, to any substitution or release of collateral and to the addition or release of any party. No waiver by Lender of any payment or other right under this Note shall operate as a waiver of any other payment or right.

    If any provision in this Note shall be held invalid, illegal or unenforceable in any jurisdiction, the validity, legality or enforceability of any defective provisions shall not be in any way affected or impaired in any other jurisdiction, nor shall the invalid, illegal or unenforceable provision affect or impair any other provision of this Note.

     No delay or failure of the holder of this Note in the exercise of any right or remedy provided for hereunder shall be deemed a waiver of such right or remedy by the holder hereof, and no exercise of any right or remedy shall be deemed a waiver of any other right or remedy that the holder may have.

     Any notices given hereunder shall be in writing and shall be given as provided in the Loan Agreement.

     At the option of Lender, an action may be brought to enforce this Note in the District Court in and for the City and County of Denver, State of Colorado, in the United States District Court for the District of Colorado or in any other court in which venue and jurisdiction are proper. Borrower and all endorsers, sureties and guarantors hereof consent to venue and jurisdiction in the District Court in and for the City and County of Denver, State of Colorado and in the United States District Court for the District of Colorado and to jurisdiction and service of process under Sections 13-1-124(1)(a) and 13-1-125, Colorado Revised Statutes (1973), as amended, in any action commenced to enforce this Agreement.

     THIS NOTE IS TO BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF COLORADO.

                       MARKWEST HYDROCARBON PARTNERS, LTD.

                       By:  MarkWest Hydrocarbon, Inc., General Partner



                            By  _____________________________________________
                                   John M. Fox,  President

                                     A-3-3

                                   EXHIBIT N

                      MARKWEST HYDROCARBON PARTNERS, LTD.
                       Notice of Conversion/Continuation

To Norwest Bank Colorado, National Association:

This Notice of Conversion/Continuation is given pursuant to Section 2(b)(ii) of that certain Loan Agreement, dated as of November 20, 1992 as the same may have been amended to the date hereof (the "Loan Agreement"), between Markwest Hydrocarbon Partners, Ltd. ("Borrower"), Norwest Bank Colorado, National Association ("Norwest"), First American National Bank ("First American"), N M Rothschild and Sons Limited ("Rothschild") (Norwest, First American and Rothschild being referred to as "Lenders"), and Norwest, as Agent on behalf of Lenders. Terms defined in the Loan Agreement are used herein with the same meanings.

The undersigned hereby gives Agent irrevocable notice that Borrower requests a Revolver Advance under the Loan Agreement as follows:

          1. Date of Conversion/Continuation. The requested date of the proposed conversion/continuation of Loan(s) is _____________, 19__, which is a Business Day.

          2. Details of Conversion/Continuation (check and complete (A), (B), or (C) as applicable):

               [  ]    (A) Convert $____________ in principal amount of Base
          Rate Loans to a LIBOR Rate Loan; with an interest period of ____ months to expire on _______________, 19__;

               [  ]    (B) Convert $____________ in principal amount of LIBOR
          Rate Loans (with the Interest Period presently ending on _______________, 19__) to a Base Rate Loan;

               [  ]    (C) Continue $___________ in principal amount of
          presently outstanding LIBOR Rate Loans (with the Interest Period presently ending on _______________, 19__), as a LIBOR Rate Loan with an interest period of ___ months to expire on _______________, 19__.

Dated:  _______________, 19__.


                              MARKWEST HYDROCARBON PARTNERS, LTD.
                              By:  Markwest Hydrocarbon, Inc., General Partner


                              By:_______________________________________________
                              Title:____________________________________________

                      FOURTH AMENDMENT TO LOAN AGREEMENT
                      ----------------------------------

     This Fourth Amendment to Loan Agreement (this "Amendment") dated as of May
                                                    ---------
31, 1996, is by and among MARKWEST HYDROCARBON PARTNERS, LTD., a Colorado limited partnership (the "Borrower"), NORWEST BANK COLORADO, NATIONAL
                          --------
ASSOCIATION (successor to Norwest Bank Denver, National Association), a national banking association, ("Norwest"), FIRST AMERICAN NATIONAL BANK, a national
                       -------
banking association ("First American"), and N M ROTHSCHILD AND SONS LIMITED, a
                      --------------
company organized and existing under the laws of England ("Rothschild")
                                                           ----------
(Norwest, First American and Rothschild are referred to individually as a

"Lender" and collectively as the "Lenders"), and NORWEST, AS AGENT FOR THE
- -------                           -------
LENDERS (in such capacity, the "Agent").
                                -----

                                   RECITALS
                                   --------

     1. Borrower, Norwest, First American and Agent executed a Loan Agreement dated as of November 20, 1992 (the "Original Loan Agreement"), whereby Lenders
                                    -----------------------
agreed to make Revolver Loans and a Term Loan to Borrower in accordance with the terms and conditions set forth therein. The principal of and interest on the Term Loan have been paid in full. Borrower, Norwest, First American and Agent executed a First Amendment to Loan Agreement dated as of September 14, 1993 (the "First Amendment") whereby various terms of the Original Loan Agreement were
 ---------------
amended. Borrower, Norwest, First American and Agent executed a Second Amendment to Loan Agreement dated as of March 23, 1994 (the "Second Amendment")
                                                             ----------------
whereby various terms of the Original Loan Agreement were further amended. Borrower, Norwest, First American, Rothschild, and Agent executed a Third Amendment to Loan Agreement dated as of September 8, 1995 (the "Third
                                                                -----
Amendment") whereby various terms of the Original Loan Agreement were further
- ---------
amended and Rothschild was added as one of the Lenders. The Original Loan Agreement, as amended by the First Amendment, Second Amendment and Third Amendment, is herein referred to as the "Loan Agreement". Unless otherwise
                                         --------------
defined herein, capitalized terms used herein shall have the meaning assigned to them in the Loan Agreement.

     2. Borrower, Agent and Lenders now desire to amend the Loan Agreement, among other things, to increase the principal amount of the Revolver Loan from $25,000,000 to $40,000,000, to extend the Revolver Commitment Period from June 30, 1997 to June 30, 1998, to extend the maturity date from June 30, 2001 to June 30, 2002, and to add additional collateral to secure the Loans.

                                   AGREEMENT
                                   ---------

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, Agent, and each of Lenders hereby agree as follows:

     1.   Amendment of Section 1.  A.  The definitions of Allonge, Columbia
          ----------------------
Contracts, Fixed Charge Coverage Ratio, Loan Documents, Loan Share, Maximum Principal Amount,

Revolver Commitment Period and Revolver Note set forth in Section 1 of the Loan Agreement shall be amended by restating the definition of each of the following terms in their entirety to read as follows:

          "Allonge" shall refer individually to each First Allonge dated as of
           -------
May 31, 1996, between Borrower and Norwest, First American, or Rothschild, as appropriate, which amends the Replacement Revolver Note payable to such Lender to increase the principal amount of such note to $13,333,333.33, to extend the Revolver Commitment Period from June 30, 1997 to June 30, 1998, and to extend the maturity date from June 30, 2001 to June 30, 2002, and which are in the form attached hereto as Exhibits A-1, A-2 and A-3. The term "Allonges" shall refer to all three Allonges.

          "Columbia Contracts" shall mean (a) Natural Gas Liquids Purchase
           ------------------
Agreement dated as of April 26, 1988 between Columbia Gas Transmission Corporation ("Columbia") and Borrower as amended November 4, 1988, July 31, 1989, December 24, 1990 and January 28, 1991 (Siloam); (b) Natural Gas Liquids Purchase Agreement dated as of December 24, 1990, between Columbia and Borrower as amended January 28, 1991 (Boldman); (c) Contract for Construction and Lease of Boldman Plant dated December 24, 1990 between Columbia and Borrower; (d) Letter Agreement dated March 9, 1995 between Columbia and Borrower; and (e) the following agreements relating to the Kenova Processing Plant: (i) Agreement to Design and Construct New Facilities (the "Construction Agreement"), (ii)
                                          ----------------------
Purchase and Demolition Agreement-Construction Premises (the "Demolition
                                                              ----------
Agreement"), (iii) Purchase and Demolition Agreement-Remaining Premises (the
- ---------
"Purchase Agreement"), and (iv) Processing Agreement-Kenova Processing Plant
- -------------------
(the "Processing Agreement"), all dated March 15, 1995 between Columbia and
      --------------------
Borrower, together with any and all amendments now existing or hereafter created to any of the foregoing to the extent such amendments are otherwise permitted hereunder, and together with any gas processing contracts between Borrower and any shippers on Columbia's system covering processing of such shippers' gas at the Kenova Processing Plant.

          "Fixed Charge Coverage Ratio" shall mean for the 12 most recent
           ---------------------------
consecutive months, the ratio for such period of (a) the sum of net income (or net loss) plus interest expense and non-cash charges included in determining net income (or net loss), all as determined in accordance with GAAP, to (b) the sum of interest expense included in calculating (a).

          "Loan Documents" shall mean the Loan Agreement, as amended by this
           --------------
Amendment, the Amended Notes, the Security Documents, the Covenant Agreements and all other documents executed and delivered, from time to time, by or on behalf of Borrower to Agent or Lenders in connection herewith or therewith.

          "Loan Share" means with respect to each of Norwest, First American,
           ----------
and Rothschild, thirty-three and one-third percent.

          "Maximum Principal Amount" shall be $40,000,000.
           ------------------------

          "Revolver Commitment Period" shall mean the period from November 20,
           --------------------------
1992,
to and including June 30, 1998, or such earlier date on which the Revolver Notes become due and payable.

          "Revolver Note" shall mean a Replacement Revolver Note dated September
           -------------
8, 1995, substantially in the form of Exhibits A-1, A-2 and A-3 attached to the Third Amendment, made by Borrower and payable to the order of Norwest, First American or Rothschild, as appropriate, with appropriate insertions, as amended by a First Allonge dated as of May 31, 1996, to increase the principal amount of such note to $13,333,333.33 and to change the maturity date from June 30, 2001 to June 30, 2002, together with any and all renewals, extensions, amendments and changes of, or substitutions for said note; collectively the "Revolver Notes."
                                                              --------------

          B. The following additional definitions are hereby added to Section 1 of the Loan Agreement in their appropriate alphabetical order:

          "Amended Notes" shall refer to each Replacement Revolver Note as
           -------------
amended by the Allonge for the appropriate lender.

          "Amendment to Security Agreement" shall refer to the Amendment to
           -------------------------------
Security Agreement dated as of May 31, 1996, executed by Borrower and Agent in connection with this Amendment, covering Borrower's interest in the Church Hill Facility, Hawkins County, Tennessee and all leasehold rights, equipment, inventory, accounts, contracts, contract rights, documents, instruments, general intangibles, and all other personal property and proceeds related thereto.

          "Third Mortgage Amendments" shall refer to the amendments dated as of
           -------------------------
May 31, 1996, to each of the mortgages and deeds of trust executed by the Borrower in connection with this Amendment and described as follows: (i) Third Amendment to Arkansas Leasehold Deed of Trust with Security Agreement, Assignment of Rents and Leases and Financing Statement (Revolving Credit); (ii) Third Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement relating to Siloam, (iii) Third Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement (Boldman); and (iv) Third Amendment to A Credit Line Deed of Trust with Security Agreement, Assignment of Profits and Proceeds and Financing Statement relating to West Virginia Property, covering Borrower's Kenova Processing Plant, all personal property, inventory and equipment related thereto, and all processing contracts related thereto.

          C. The definition of Second Allonge set forth in Section 1 of the Loan Agreement shall be deleted in its entirety.

          D.   The term "Amendment Documents" when used in this Agreement shall
                         -------------------
refer to this Amendment, the Allonges, the Amendment to Security Agreement, the Third Mortgage Amendments and any necessary amendments to Financing Statements.

     2.   Amendment of Section 2(b)(iii).  Section 2(b)(iii) is hereby
          ------------------------------
amended to (a) delete the date "September 30, 1997" in the twelfth and thirteenth lines and substitute the date

"September 30, 1998" therefor, and (b) delete the date "June 30, 2001" in the fourteenth line and substitute the date "June 30, 2002" therefor.

     3.   Amendment of Section 4(c)(i). Section 4(c)(i) is hereby deleted and
          ----------------------------
restated in its entirety to read as follows:

          (i) The Lenders shall determine the Borrowing Base (which shall never exceed the Maximum Principal Amount) semi-annually, as of June 15 and December 15 of each year that this Agreement is in effect, commencing June 15, 1996, based upon the Obligations then outstanding, the value and associated cash flow available for debt service which the Lenders assign, in their sole discretion, to Borrower's natural gas liquids processing plants, fractionator, propane terminals and any other assets of Borrower now subject to the Security Documents or as may become subject thereto in the future, but only to the extent each of the same are subject to a perfected first priority lien in favor of the Agent for the benefit of the Lenders, and based upon such other factors, assumptions, criteria and general credit considerations as the Lenders in their sole discretion deem appropriate.

     4.   Amendment of Section 8(b).  Section 8(b) is hereby amended by
          -------------------------
adding the following new subsection 8(b)(vii) at the end, to read as follows:

          "(vii) On or before November 15 of each year an annual budget for Borrower's operations for the next calendar year."

     5.   Amendment of Section 8(m). Section 8(m) is hereby amended by adding
          -------------------------
the following phrase to the end of such section:

          "plus 50 percent of the net proceeds of any public offering by Borrower."

     6.   New Section 8(q). A new Section 8(q) is hereby added to Section 8 to
          ----------------
read as follows:

          "(q) Capital Expenditure Review.  Borrower shall consult with Lenders
               --------------------------
concerning the details of any single project with estimated capital expenditures in excess of $10,000,000. Not less than 45 days prior to entering into a binding commitment to make such expenditure, Borrower will provide a complete description of the proposed capital expenditure, the economic analysis of the project and the projected impact on Borrower's financial condition and business.

     7.   Amendment of Section 9(c). Section 9(c) is hereby amended to insert
          -------------------------
the following phrase after the word "except" in line 12 and before the phrase "endorsements of negotiable instruments":

          "(i) guarantees by Borrower of Debt incurred by MarkWest Coalseam Development Company L.L.C. in connection with San Juan and Piceance Basin projects, so long as such guarantees do not exceed $1,000,000 in the aggregate at any one time (copies of each such guarantee shall be provided to Agent within ten days after execution), (ii) the guarantee by Borrower contained in Section 2.5 of the Participation, Ownership and Operating Agreement for West Shore Processing Company, LLC dated May 2, 1996, (iii) the Secured Guarantees dated May 2, 1996 executed by MarkWest Michigan, L.L.C. as Manager of West Shore Processing Company, LLC and Basin Pipeline, L.L.C. in favor of Bank of America Illinois, and (iv) ..."

     8.   Conditions Precedent.  The amendments provided for in this Amendment
          --------------------
shall not become effective until Agent has received each of the following:

          A. A commitment fee of $75,000, representing 1/2 of one percent of $15,000,000, the increase in the Maximum Principal Amount from $25,000,000 to $40,000,000.

          B.   This Amendment, executed by Borrower, Agent and Lenders;

          C.   The Allonge, executed by Borrower for each of the Lenders;

          D. Counterparts of the Third Mortgage Amendments, the Amendment to Security Agreement, and any financing statements or amendments to financing statements necessary to perfect security interests in any personal property included in the collateral covered by the Third Mortgage Amendments or the Amendment to Security Agreement, duly executed and acknowledged by Borrower and Agent, and to the extent applicable, the trustee thereunder;

          E. A letter from each of John Fox and the General Partner reconfirming their respective Covenant Agreement;

          F.   The following items concerning the Kenova Processing Plant:

               (i) The Columbia Assessment and Remediation Plan (as defined in the Construction Agreement) shall be acceptable to the Lenders in their sole discretion;

               (ii) A Certificate executed by the President of Borrower's general partner certifying that (a) the Kenova Processing Plant has satisfactorily passed the performance tests required to be ready for "Unrestricted Service" as set forth in the Construction Agreement or setting forth in reasonable detail deficiencies still to be corrected; (b) such plant is currently operating in substantial compliance with the Processing Agreement; (c) Borrower has obtained with regard to the Kenova Processing Plant all governmental permits, licenses and approvals (other than FERC approvals) necessary for the construction and operation of such plant by Borrower; and (d) such plant is ready for Unrestricted Service and has been accepted in such condition by Columbia.

          G. Updated title commitment covering the Siloam Facility demonstrating to Lenders' satisfaction that Agent will have a valid first lien on such collateral to the full extent of the Maximum Principal Amount;

          H. Results of UCC lien searches as to Borrower for the States of Arkansas, Colorado, Kentucky, Tennessee, and West Virginia and for the following counties: Crittenden County, Arkansas; Boyd, Greenup and Pike Counties, Kentucky; Hawkins County, Tennessee; and Wayne and Kanawha Counties, West Virginia, and for all other relevant filing jurisdictions as to the Collateral;

          I. All legal matters incident to the Loans and the Amendment Documents shall be satisfactory to counsel to Agent, and Agent shall have received a favorable opinion addressed to Agent and Lenders of Barry W. Spector, Esq., counsel for Borrower, in form and substance satisfactory to Agent;

          J. Revised versions of Exhibits I, J, K and L to the Loan Agreement, current as of May 22, 1996;

          K. Photocopies of all executed documents relating to Borrower's investment in West Shore Processing Company, LLC and Basin Pipeline, L.L.C. and the related refinancing transaction with Bank of America Illinois; and

          L. All other documents and assurances which Agent reasonably requires or which it may reasonably request in connection with the transactions contemplated by this Agreement, and such documents shall be certified, when appropriate by proper authorities.

     9.   Amended Exhibits.  Exhibits I, J, K and L to the Loan Agreement shall
          ----------------
be amended and restated in the form of Exhibits I, J, K and L attached hereto.

     10.  Representations and Warranties.  To induce Agent and Lenders to enter
          ------------------------------
into this Amendment, Borrower hereby represents and warrants to Agent and each Lender that:

          A.   Non-Contravention.  The execution, delivery and performance by
               -----------------
Borrower of this Amendment, and the other Amendment Documents and the borrowings thereunder, and the consummation of the transactions contemplated herein and therein will not conflict with the limited partnership agreement or other organizational or governing documents of any Related Person, or conflict with or result in any breach of any mortgage, lien, lease, agreement, instrument, order, judgment, decree, law, rule, regulation or any other restriction of any kind or character to which any Related Person is a party or is subject or by which any Related Person or its properties are bound or affected or result in the creation or imposition of any lien, charge or encumbrance upon any property of any Related Person.

          B.   Third Party Authorization.  No consent, approval, exemption,
               -------------------------
authorization or order of or other action by, and no notice to or filing with, any court or governmental authority or third party is required by any Related Person in connection with the execution, delivery or performance by Borrower of this Amendment, or any other Amendment Document or to consummate any transactions contemplated hereby or thereby.

          C.   Authorization; Binding Effect.  Borrower has full power and
               -----------------------------
authority to enter into this Amendment and the other Amendment Documents. The execution and delivery of this Amendment, and the other Amendment Documents, and the performance and observance of their terms, conditions and obligations, have been duly authorized by all necessary action by Borrower and the General Partner. This Amendment and the other Amendment Documents are the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights.

          D.   Representations and Warranties.  All representations and
               ------------------------------
warranties contained in Section 7 of the Original Loan Agreement and in the Security Documents shall be true on the date hereof as if then given, and Borrower shall have performed or observed all terms, agreements, conditions and obligations under the Loan Agreement and under the Security Documents to be performed or observed on or prior to the date hereof.

          E.   No Default.  No Event of Default or Unmatured Event of Default
               ----------
under the Loan Agreement shall have occurred and be continuing or would result from the entering into of this Amendment.

          F.   First Priority Security Interest.  Upon proper filing and
               --------------------------------
recording of the Third Mortgage Amendment and related financing statements covering the Kenova Processing Plant, the Agent, on behalf of Lenders will have a perfected first priority lien or security interest in all of the Collateral subject to such mortgage.

          The foregoing representations and warranties shall be deemed to be representations and warranties made in the Loan Agreement for all purposes.

     11.  Kenova Title.  Within 45 days after the receipt of FERC approval to
          ------------
the closure of the old Columbia Kenova plant and the transfer of its site to Borrower, Borrower shall provide Agent with evidence acceptable to Agent that Borrower has marketable title to the Construction Premises as defined in the Demolition Agreement together with an ALTA form B (or other form acceptable to the Agent) mortgagee title insurance or a binder issued by a title insurance company satisfactory to the Agent, insuring or undertaking to insure, in the case of a binder, that the applicable Third Mortgage Amendment creates and constitutes a valid first lien against such collateral in favor of the Agent, subject only to permitted exceptions, with such endorsements and affirmative insurance as the Agent may reasonably request.

     12.  Continuing Effect.  Except as expressly amended hereby, the Loan
          -----------------
Agreement shall continue to be and shall remain in full force and effect in accordance with its terms. References in the Loan Agreement to "this Agreement", "this instrument" and like terms shall be deemed to be references to the Loan Agreement as amended by this Amendment. When used in this Amendment or in the Loan Agreement, each reference to a term defined in the Loan Agreement, which is amended by this Amendment, shall be deemed to be the term as amended by this Amendment. Any reference to the "Revolver/Term Loan Agreement" in the Collateral

Documents shall be deemed to be a reference to the Loan Agreement as amended by this Amendment. Borrower hereby confirms and acknowledges that the term "Obligations" as used in the Security Agreement, includes all obligations of Borrower with respect to the Revolver Loans as increased hereby and the Amended Notes and all other costs, fees, indemnities and expenses in connection therewith.

     13.  Governing Law.  This Amendment shall be governed by and construed
          -------------
under the laws of the State of Colorado and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     14.  Assignment.  Norwest and First American hereby assign and transfer to
          ----------
Rothschild, without any warranties either express or implied, a sufficient part of all their rights, title and interest in, to and under the Loan Agreement, the Loans, the Amended Notes and all other Loan Documents, so that all such rights shall be owned and held by Lenders on the date hereof in the following percentages:

          Norwest -             33-1/3 %
          First American -      33-1/3 %
          Rothschild -          33-1/3 %

     15.  Counterparts.  This Amendment may be executed in one or more
          ------------
counterparts, with each party signing on different counterparts, each of which shall be deemed an original, and all of which together shall constitute but one and the same instrument.


BORROWER:

MARKWEST HYDROCARBON PARTNERS, LTD.,
a Colorado limited partnership

By:  MARKWEST HYDROCARBON, INC.,
      General Partner



       By: _____________________________
             John M. Fox
             President



LENDERS:

NORWEST BANK COLORADO, NATIONAL

ASSOCIATION (successor to Norwest Bank Denver,
National Association), a national banking association



By:_____________________________
     Thomas M. Foncannon
     Vice President



FIRST AMERICAN NATIONAL BANK,
a national banking association



By:______________________________
     Mariah G. Lundberg
     Assistant Vice President



N M ROTHSCHILD AND SONS LIMITED,
  a company organized and existing under
  the laws of England



By:______________________________            By:________________________________
  Name: ________________________                Name:___________________________
  Title: _________________________              Title:__________________________

AGENT:

NORWEST BANK COLORADO, NATIONAL
 ASSOCIATION (successor to Norwest Bank Denver,
 National Association), a national banking association



By:_____________________________
  Thomas M. Foncannon
  Vice President

                                 REVOLVER NOTE
                                 -------------

$10,000,000.00                            Denver, Colorado
                                          November 20, 1992

               MARKWEST HYDROCARBON PARTNERS, LTD., a Colorado limited partnership, ("Borrower"), with an address of 5613 DTC Parkway, Suite 400, Englewood, CO 80111, for value received, hereby promises to pay to the order of Norwest Bank Denver, National Association, a national banking association ("Lender"), on or before December 31, 1998, the principal sum of Ten Million
- ----------
Dollars ($10,000,000.00), or so much thereof as may be advanced by Lender pursuant to the Loan Agreement of even date herewith between Borrower, Norwest Bank Denver, National Association, individually and as agent, and First American National Bank (the "Loan Agreement"), together with interest on the outstanding
                    ---- ---------
unpaid principal balance at the Adjusted Prime Rate as provided in the Loan Agreement.

               This Note is one of the notes referred to in the Loan Agreement as the Revolver Notes, and is issued pursuant to, and is subject to the terms and provisions of, the Loan Agreement. All capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Loan Agreement.

               As of December 31, 1994, the aggregate unpaid principal amount outstanding under this Note shall be repaid to Lender in sixteen equal quarterly installments, commencing March 31, 1993, as more fully provided in the Loan Agreement, together with accrued and unpaid interest thereon. All remaining outstanding principal of and interest on this Note shall be due and payable no later than December 31, 1998.

               Interest shall accrue daily, shall be payable on the last day of each calendar quarter, commencing December 31, 1992 and at the maturity of this Note, and shall be calculated on the basis of a 365 or 366-day year, as appropriate. All payments of principal and interest hereof shall be made as provided in the Loan Agreement in immediately available funds and without set-off or counterclaim or deduction of any kind.

               Notwithstanding anything tot he contrary contained in this Note, overdue principal, and (to the extent permitted under applicable law) overdue interest, whether caused by acceleration of maturity or otherwise, shall bear interest at the Late Payment Rate and shall be immediately due and payable.

               It is not intended hereby to charge interest at a rate in excess of the maximum rate of interest that Lender may charge to Borrower under applicable usury and other laws, but if, notwithstanding, interest in excess of such rate shall be paid hereunder, the interest rate on this Note shall be adjusted to the maximum permitted under applicable law during the period or periods that the interest rate otherwise provided herein would exceed such rate and any excess amount applied at Lender's option to reduce the outstanding principal balance of this Note or to be returned to Borrower.

               This Note is secured by, and the holder of this Note is entitled to the benefits of the Security Documents described in the Loan Agreement. Reference is made to the Security Documents for a description of the property covered thereby and the rights, remedies and obligations of the holder hereof in respect thereto.

               Lender shall maintain a record of all advances hereunder and all payments made on this Note until Lender has been repaid in full, as set forth on
Schedule I hereto; provided, however that the failure, error or omission by
                   -----------------
Lender to maintain such a record shall not diminish or otherwise affect the obligation of Borrower to repay the amount outstanding hereunder and any other amounts due to Lender.

               If Borrower fails to pay any amount due under this Note and Lender has to take any action to collect the amount due or to exercise its rights under this Note or the Security Documents, including without limitation retaining attorneys for collection of this Note, or if any suit or proceeding is brought for the recovery of all or any part of or for protection of the Obligations or to foreclose the Security Documents or to enforce Lender's rights under the Security Documents, then Borrower agrees to pay on demand all costs and expenses of any such action to collect, suit or proceeding, or any appeal of any such suit or proceeding, incurred by the holder hereof, including without limitation the fees and disbursements of attorneys for the holder hereof.

               Borrower, and all endorsers, sureties and guarantors of this Note, hereby severally waive demand, presentment for payment, notice of dishonor, notice of acceleration or intent to accelerate, protest, notice of protest, diligence in collecting and assents to any extension of time with respect to any payment due under this Note, to any substitution or release of collateral and to the addition or release of any party. No waiver by Lender of any payment or other right under this Note shall operate as a waiver of any other payment or right.

               If any provision in this Note shall be held invalid, illegal or unenforceable in any jurisdiction, the validity, legality or enforceability of any defective provisions shall not be in any way affected or impaired in any other jurisdiction, nor shall the invalid, illegal or unenforceable provision affect or impair any other provision of this Note.

               No delay or failure of the holder of this Note in the exercise of any right or remedy provided for hereunder shall be deemed a waiver of such right or remedy by the holder hereof, and no exercise of any right or remedy shall be deemed a waiver of any other right or remedy that the holder may have.

               Any notices given hereunder shall be in writing and shall be given as provided in the Loan Agreement.

               At the option of Lender, an action may be brought to enforce this
Note in the District. Court in and for the City and County of Denver, State of Colorado, in the United States District Court for the District of Colorado or in any other court in which venue and jurisdiction are proper. Borrower and all endorsers, sureties and guarantors hereof consent to venue and jurisdiction in the District Court in and for the City and County of Denver, State of Colorado and in the United States District Court for the District of Colorado and to jurisdiction and service of process under Sections 13-1-124(1)(a) and 13-1-125, Colorado Revised Statutes (1973), as amended, in any action commenced to enforce this Agreement.

               THIS NOTE IS TO BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF COLORADO.

                              MARKWEST HYDROCARBON PARTNERS, LTD.

                         By:  MarkWest Hydrocarbon, Inc.
                              General Partner


                         By:
                              Patrick W. Murray,
                              Vice President

                                  Schedule I
                                  ----------

                  Principal                               Outstanding
                  Amount              Amount of           Principal
Date              of Advance          Payment             Balance
- ----              ----------          -------             -------

                                 REVOLVER NOTE
                                 -------------

$10,000,000.00                            Denver, Colorado
                                          November 20, 1992

               MARKWEST HYDROCARBON PARTNERS, LTD., a Colorado limited partnership, ("Borrower"), with an address of 5613 DTC Parkway, Suite 400, Englewood, CO 80111, for value received, hereby promises to pay to the order of First American National Bank, a national banking association ("Lender"), on or before December 31, 1998, the principal sum of Ten Million Dollars ($10,000,000.00), or so much thereof as may be advanced by Lender pursuant to the Loan Agreement of even date herewith between Borrower, Norwest Bank Denver, National Association, individually and as agent, and First American National Bank (the "Loan Agreement"), together with interest on the outstanding unpaid
          ------
principal balance at the Adjusted Prime Rate as provided in the Loan Agreement.

               This Note is one of the notes referred to in the Loan Agreement as the Revolver Notes, and is issued pursuant to, and is subject to the terms and provisions of, the Loan Agreement. All capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Loan Agreement.

               As of December 31, 1994, the aggregate unpaid principal amount outstanding under this Note shall be repaid to Lender in sixteen equal quarterly installments, commencing March 31, 1993, as more fully provided in the Loan Agreement, together with accrued and unpaid interest thereon. All remaining outstanding principal of and interest on this Note shall be due and payable no later than December 31, 1998.

               Interest shall accrue daily, shall be payable on the last day of each calendar quarter, commencing December 31, 1992 and at the maturity of this Note, and shall be calculated on the basis of a 365 or 366-day year, as appropriate. All payments of principal and interest hereof shall be made as provided in the Loan Agreement in immediately available funds and without set-off or counterclaim or deduction of any kind.

               Notwithstanding anything to the contrary contained in this Note, overdue principal, and (to the extent permitted under applicable law) overdue interest, whether caused by acceleration of maturity or otherwise, shall bear interest at the Late Payment Rate and shall be immediately due and payable.

               It is not intended hereby to charge interest at a rate in excess of the maximum rate of interest that Lender may charge to Borrower under applicable usury and other laws, but if, notwithstanding, interest in excess of such rate shall be paid hereunder, the interest rate on this Note shall be adjusted to the maximum permitted under applicable law during the period or periods that the interest rate otherwise provided herein would exceed such rate and any excess amount applied at Lender's option to reduce the outstanding principal balance of this Note or to be returned to Borrower.

          This Note is secured by, and the holder of this Note is entitled to the benefits of the Security Documents described in the Loan Agreement. Reference is made to the Security Documents for a description of the property covered thereby and the rights, remedies and obligations of the holder hereof in respect thereto.

               Lender shall maintain a record of all advances hereunder and all payments made on this Note until Lender has been repaid in full, as set forth on
Schedule I hereto; provided, however that the failure, error or omission by
                   ------------------
Lender to maintain such a record shall not diminish or otherwise affect the obligation of Borrower to repay the amount outstanding hereunder and any other amounts due to Lender.

               If Borrower fails to pay any amount due under this Note and Lender has to take any action to collect the amount due or to exercise its rights under this Note or the Security Documents, including without limitation retaining attorneys for collection of this Note, or if any suit or proceeding is brought for the recovery of all or any part of or for protection of the Obligations or to foreclose the Security Documents or to enforce Lender's rights under the Security Documents, then Borrower agrees to pay on demand all costs and expenses of any such action to collect, suit or proceeding, or any appeal of any such suit or proceeding, incurred by the holder hereof, including without limitation the fees and disbursements of attorneys for the holder hereof.

               Borrower, and all endorsers, sureties and guarantors of this Note, hereby severally waive demand, presentment for payment, notice of dishonor, notice of acceleration or intent to accelerate, protest, notice of protest, diligence in collecting and assents to any extension of time with respect to any payment due under this Note, to any substitution or release of collateral and to the addition or release of any party. No waiver by Lender of any payment or other right under this Note shall operate as a waiver of any other payment or right.

               If any provision in this Note shall be held invalid, illegal or unenforceable in any jurisdiction, the validity, legality or enforceability of any defective provisions shall not be in any way affected or impaired in any other jurisdiction, nor shall the invalid, illegal or unenforceable provision affect or impair any other provision of this Note.

          No delay or failure of the holder of this Note in the exercise of any right or remedy provided for hereunder shall be deemed a waiver of such right or remedy by the holder hereof, and no exercise of any right or remedy shall be deemed a waiver of any other right or remedy that the holder may have.

          Any notices given hereunder shall be in writing and shall be given as provided in the Loan Agreement.

          At the option of Lender, an action may be brought to enforce this Note in the District Court in and for the City and County of Denver, State of Colorado, in the United States District Court for the District of Colorado or in any other court in which venue and jurisdiction are proper. Borrower and all endorsers, sureties and guarantors hereof consent to venue and jurisdiction in the District Court in and for the City and County of Denver, State of Colorado and in the United States District Court for the District of Colorado and to jurisdiction and service of process under Sections 13-1-124(1)(a) and 13-1-125, Colorado Revised Statutes (1973), as amended, in any action commenced to enforce this Agreement.

               THIS NOTE IS TO BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF COLORADO.

                               MARKWEST HYDROCARBON PARTNERS, LTD.

                               By:  MarkWest Hydrocarbon, Inc.
                                    General Partner


                                    By:
                                         Patrick W. Murray,
                                         Vice President

                                  Schedule I
                                  ----------


                   Principal                              Outstanding
                   Amount                Amount of        Principal
Date               of Advance            Payment          Balance
- ----               ----------            -------          -------

                                   TERM NOTE
                                   ---------

$6,750,000.00                             Denver, Colorado
                                          November 20, 1992

          MARKWEST HYDROCARBON PARTNERS, LTD., a Colorado limited partnership, ("Borrower"), with an address of 5613 DTC Parkway, Suite 400, Englewood, CO 80111, for value received, hereby promises to pay to the order of Norwest Bank Denver, National Association, a national banking association ("Lender"), on or before December 31, 1998, the principal sum of Six Million Seven Hundred Fifty Thousand Dollars ($6,750,000.00), together with interest on the outstanding unpaid principal balance at the Adjusted Prime Rate as provided in the Loan Agreement of even date herewith between Borrower, Norwest Bank Denver, National Association, individually and as agent, and First American National Bank (the "Loan Agreement").
- -----

               This Note is one of the notes referred to in the Loan Agreement as the Term Notes, and is issued pursuant to, and is subject to the terms and provisions of, the Loan Agreement. All capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Loan Agreement.

               The outstanding principal amount of this Note shall be payable as provided in the Loan Agreement, in twenty-four equal quarterly installments due on the last day of each calendar quarter, commencing March 31, 1993, as more fully described in the Loan Agreement. The entire outstanding principal balance of this Note shall be due and payable on or before December 31, 1998 (unless payable sooner pursuant to the terms of the Loan Agreement), together with accrued and unpaid interest thereon.

               Interest shall accrue daily, shall be payable on the last day of each calendar quarter, commencing December 31, 1992 and at the maturity of this Note, and shall be calculated on the basis of a 365 or 366-day year, as appropriate. All payments of principal and interest hereof shall be made as provided in the Loan Agreement in immediately available funds and without set-off or counterclaim or deduction of any kind.

               Notwithstanding anything to the contrary contained in this Note, overdue principal, and (to the extent permitted under applicable law) overdue interest, whether caused by acceleration of maturity or otherwise, shall bear interest at the Late Payment Rate and shall be immediately due and payable.

               It is not intended hereby to charge interest at a rate in excess of the maximum rate of interest that Lender may charge to Borrower under applicable usury and other laws, but if, notwithstanding, interest in excess of such rate shall be paid hereunder, the interest rate on this Note shall be adjusted to the maximum permitted under applicable law during the period or periods that the interest rate otherwise provided herein would exceed such rate and any excess amount applied at Lender's option to reduce the outstanding principal balance of this Note or to be returned to Borrower.

               This Note is secured by, and the holder of this Note is entitled to the benefits of the Security Documents described in the Loan Agreement. Reference is made to the Security Documents for a description of the property covered thereby and the rights, remedies and obligations of the holder hereof in respect thereto.

               Lender shall maintain a record of the advances hereunder and all payments made on this Note until Lender has been repaid in full, as set forth on
Schedule I hereto; provided however, that the failure, error or omission by
                   -----------------
Lender to maintain such a record shall not diminish or otherwise affect the obligation of Borrower to repay the amount outstanding hereunder and any other amounts due to Lender.

               If Borrower fails to pay any amount due under this Note and Lender has to take any action to collect the amount due or to exercise its rights under this Note or the Security Documents, including without limitation retaining attorneys for collection of this Note, or if any suit or proceeding is brought for the recovery of all or any part of or for protection of the Obligations or to foreclose the Security Documents or to enforce Lender's rights under the Security Documents, then Borrower agrees to pay on demand all costs and expenses of any such action to collect, suit or proceeding, or any appeal of any such suit or proceeding, incurred by the holder hereof, including without limitation the fees and disbursements of attorneys for the holder hereof.

               Borrower, and all endorsers, sureties and guarantors of this Note, hereby severally waive demand, presentment for payment, notice of dishonor, notice of acceleration or intent to accelerate, protest, notice of protest, diligence in collecting and assents to any extension of time with respect to any payment due under this Note, to any substitution or release of collateral and to the addition or release of any party. No waiver by Lender of any payment or other right under this Note shall operate as a waiver of any other payment or right.

          If any provision in this Note shall be held invalid, illegal or unenforceable in any jurisdiction, the validity, legality or enforceability of any defective provisions shall not be in any way affected or impaired in any other jurisdiction, nor shall the invalid, illegal or unenforceable provision affect or impair any other provision of this Note.

          No delay or failure of the holder of this Note in the exercise of any right or remedy provided for hereunder shall be deemed a waiver of such right by the holder hereof, and no exercise of any right or remedy shall be deemed a waiver of any other right or remedy that the holder-may have.

          Any notices given hereunder shall be in writing and shall be given as provided in the Loan Agreement.

          At the option of Lender, an action may be brought to enforce this Note in the District Court in and for the City and County of Denver, State of Colorado, in the United States District Court for the District of Colorado or in any other court in which venue and jurisdiction are proper. Borrower and all endorsers, sureties and guarantors hereof consent to venue and jurisdiction in the District Court in and for the City and County of Denver, State of Colorado and in the United States District Court for the District of Colorado and to jurisdiction and service of process under Sections 13-1-124(1)(a) and 13-1-125, Colorado Revised Statutes (1973), as amended, in any action commenced to enforce this Agreement.

               THIS NOTE IS TO BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF COLORADO.


                              MARKWEST HYDROCARBON PARTNERS, LTD.

                         By:  MarkWest Hydrocarbon, Inc.
                              General Partner


                         By:
                              Patrick W. Murray,
                              Vice President

                                  Schedule I
                                  ----------


                  Principal                             Outstanding
                  Amount                Amount of       Principal
Date              of Term Loan          Payment         Balance
- ----              ------------          -------         -------

                                   TERM NOTE

$6,750,000.00                            Denver, Colorado
                                         November 20, 1992

          MARKWEST HYDROCARBON PARTNERS, LTD., a Colorado limited partnership, ("Borrower"), with an address of 5613 DTC Parkway, Suite 400, Englewood, CO 80111, for value received, hereby promises to pay to the order of First American National Bank, a national banking association ("Lender"), on or before December 31, 1998, the principal sum of Six Million Seven Hundred Fifty Thousand Dollars ($6,750,000.00), together with interest on the outstanding unpaid principal balance at the Adjusted Prime Rate as provided in the Loan Agreement of even date herewith between Borrower, Norwest Bank Denver, National Association, individually and as agent, and First American National Bank (the "Loan
                                                                  ----
Agreement").

               This Note is one of the notes referred to in the Loan Agreement as the Term Notes, and is issued pursuant to, and is subject to the terms and provisions of, the Loan Agreement. All capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Loan Agreement.

               The outstanding principal amount of this Note shall be payable as provided in the Loan Agreement, in twenty-four equal quarterly installments due on the last day of each calendar quarter, commencing March 31, 1993, as more fully described in the Loan Agreement. The entire outstanding principal balance of this Note shall be due and payable on or before December 31, 1998 (unless payable sooner pursuant to the terms of the Loan Agreement), together with accrued and unpaid interest thereon.

               Interest shall accrue daily, shall be payable on the last day of each calendar quarter, commencing December 31, 1992 and at the maturity of this Note, and shall be calculated on the basis of a 365 or 366-day year, as appropriate. All payments of principal and interest hereof shall be made as provided in the Loan Agreement in immediately available funds and without set-off or counterclaim or deduction of any kind.

               Notwithstanding anything to the contrary contained in this Note, overdue principal, and (to the extent permitted under applicable law) overdue interest, whether caused by acceleration of maturity or otherwise, shall bear interest at the Late Payment Rate and shall be immediately due and payable.

               It is not intended hereby to charge interest at a rate in excess of the maximum rate of interest that Lender may charge to Borrower under applicable usury and other laws, but if, notwithstanding, interest in excess of such rate shall be paid hereunder, the interest rate on this Note shall be adjusted to the maximum permitted under applicable law during the period or periods that the interest rate otherwise provided herein would exceed such rate and any excess amount applied at Lender's option to reduce the outstanding principal balance of this Note or to be returned to Borrower.

          This Note is secured by, and the holder of this Note is entitled to the benefits of the Security Documents described in the Loan Agreement. Reference is made to the Security Documents for a description of the property covered thereby and the rights, remedies and obligations of the holder hereof in respect thereto.

               Lender shall maintain a record of the advances hereunder and all payments made on this Note until Lender has been repaid in full, as set forth on
Schedule I hereto; provided however, that the failure, error or omission by
                   ----------------
Lender to maintain such a record shall not diminish or otherwise affect the obligation of Borrower to repay the amount outstanding hereunder and any other amounts due to Lender.

               If Borrower fails to pay any amount due under this Note and Lender has to take any action to collect the amount due or to exercise its rights under this Note or the Security Documents, including without limitation retaining attorneys for collection of this Note, or if any suit or proceeding is brought for the recovery of all or any part of or for protection of the Obligations or to foreclose the Security Documents or to enforce Lender's rights under the Security. Documents, then Borrower agrees to pay on demand all costs and expenses of any such action to collect, suit or proceeding, or any appeal of any such suit or proceeding, incurred by the holder hereof, including without limitation the fees and disbursements of attorneys for the holder hereof.

               Borrower, and all endorsers, sureties and guarantors of this Note, hereby severally waive demand, presentment for payment, notice of dishonor, notice of acceleration or intent to accelerate, protest, notice of protest, diligence in collecting and assents to any extension of time with respect to any payment due under this Note, to any substitution or release of collateral and to the addition or release of any party. No waiver by Lender of any payment or other right under this Note shall operate as a waiver of any other payment or right.

               If any provision in this Note shall be held invalid, illegal or unenforceable in any jurisdiction, the validity, legality or enforceability of any defective provisions shall not be in any way affected or impaired in any other jurisdiction, nor shall the invalid, illegal or unenforceable provision affect or impair any other provision of this Note.

          No delay or failure of the holder of this Note in the exercise of any right or remedy provided for hereunder shall be deemed a waiver of such right by the holder hereof, and no exercise of any right or remedy shall be deemed a waiver of any other right or remedy that the holder may have.

          Any notices given hereunder shall be in writing and shall be given as provided in the Loan Agreement.

          At the option of Lender, an action may be brought to enforce this Note in the District Court in and for the City and County of Denver, State of Colorado, in the United States District Court for the District of Colorado or in any other court in which venue and jurisdiction are proper. Borrower and all endorsers, sureties and guarantors hereof consent to venue and jurisdiction in the District Court in and for the City and County of Denver, State of Colorado and in the United States District Court for the District of Colorado and to jurisdiction and service of process under Sections 13-1-124(1)(a) and 13-1-125, Colorado Revised Statutes (1973), as amended, in any action commenced to enforce this Agreement.

               THIS NOTE IS TO BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF COLORADO.

                                     MARKWEST HYDROCARBON PARTNERS, LTD.

                                By:  MarkWest Hydrocarbon, Inc.
                                     General Partner


                                By:
                                     Patrick W. Murray,
                                     Vice President

                                  Schedule I
                                  ----------


                 Principal                                 Outstanding
                 Amount                 Amount of          Principal
Date             of Term Loan           Payment            Balance
- ----             ------------           -------            -------

                             WORKING CAPITAL NOTE
                             --------------------

$2,500,000.00                            Denver, Colorado
                                         November 20, 1992

          MARKWEST HYDROCARBON PARTNERS, LTD., a Colorado limited partnership, ("Borrower"), with an address of 5613 DTC Parkway, Suite 400, Englewood, CO 80111, for value received, hereby promises to pay to the order of Norwest Bank Denver, National Association, a national banking association ("Lender"), on or before December 31, 1994, the principal sum of Two Million Five Hundred Thousand Dollars ($2,500,000.00), or so much thereof as may be advanced by Lender pursuant to the Working Capital Loan Agreement of even date herewith between Borrower, Norwest Bank Denver, National Association, individually and as agent, and First American National Bank (the "Loan Agreement"), together with interest on the outstanding unpaid principal balance at the Adjusted Prime Rate as provided in the Loan Agreement.

          This Note is one of the notes referred to in the Loan Agreement as the Working Capital Notes and is issued pursuant to, and is subject to the terms and provisions of, the Loan Agreement. All capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Loan Agreement.

          The entire outstanding principal balance of this Note shall be due on or before December 31, 1994 (unless payable sooner pursuant to the terms of the Loan Agreement), together with accrued and unpaid interest thereon. Interest shall accrue daily, shall be payable on the last day of each calendar quarter, commencing December 31, 1992, and at the maturity of this Note, and shall be calculated on the basis of a 365 or 366-day year, as appropriate. All payments of principal and interest hereof shall be made as provided in the Loan Agreement in immediately available funds and without set-off or counterclaim or deduction of any kind.

          Notwithstanding anything to the contrary contained in this Note, overdue principal, and (to the extent permitted under applicable law) overdue interest, whether caused by acceleration of maturity or otherwise, shall bear interest at the Late Payment Rate and shall be immediately due and payable.

          It is not intended hereby to charge interest at a rate in excess of the maximum rate of interest that Lender may charge to Borrower under applicable usury and other laws, but if, notwithstanding, interest in excess of such rate shall be paid hereunder, the interest rate on this Note shall be adjusted to the maximum permitted under applicable law during the period or periods that the interest rate otherwise provided herein would exceed such rate and any excess amount applied at Lender's option to reduce the outstanding principal balance of this Note or to be returned to Borrower.

          This Note is secured by, and the holder of this Note is entitled to the benefits of the Security Documents described in the Loan Agreement. Reference is made to the Security Documents for a description of the property covered thereby and the rights, remedies and obligations of the holder hereof in respect thereto.

          Lender shall maintain a record of advances hereunder and all payments made on this Note until Lender has been repaid in full, as set forth on Schedule I hereto; provided, however that the failure, error or omission by Lender to
          ------------------
maintain such a record shall not diminish or otherwise affect the obligation of Borrower to repay the amount outstanding hereunder and any other amounts due to Lender.

          Lender shall maintain a record of all advances hereunder and payments made on this Note and letters of credit issued under this Note until Lender has been repaid in full, as set forth on Schedule I hereto; provided, however that
                                                        ------------------
the failure, error or omission by Lender to maintain such a record shall not diminish or otherwise affect the obligation of Borrower to repay the amount outstanding hereunder and any other amounts due to Lender.

          If Borrower fails to pay any amount due under this Note and Lender has to take any action to collect the amount due or to exercise its rights under this Note or the Security Documents, including without limitation retaining attorneys for collection of this Note; or if any suit or proceeding is brought for the recovery of all or any part of or for protection of the Obligations or to foreclose the Security Documents or to enforce Lender's rights under the Security Documents, then Borrower agrees to pay on demand all costs and expenses of any such action to collect, suit or proceeding, or any appeal of any such suit or proceeding, incurred by the holder hereof, including without limitation the fees and disbursements of attorneys for the holder hereof.

          Borrower, and all endorsers, sureties and guarantors of this Note, hereby severally waive demand, presentment for payment, notice of dishonor, notice of acceleration or intent to accelerate, protest, notice of protest, diligence in collecting, and assents to any extension of time with respect to any payment due under this Note, to any substitution or release of collateral and to the addition or release of any party. No waiver by Lender of any payment or other right under this Note shall operate as a waiver of any other payment or right.

          If any provision in this Note shall be held invalid, illegal or unenforceable in any jurisdiction, the validity, legality or enforceability of any defective provisions shall not be in any way affected or impaired in any other jurisdiction, nor shall the invalid, illegal or unenforceable provision affect or impair any other provision of this Note.

          No delay or failure of the holder of this Note in the exercise of any right or remedy provided for hereunder shall be deemed a waiver of such right or remedy by the holder hereof, and no exercise of any right or remedy shall be deemed a waiver of any other right or remedy that the holder may have.

          Any notices given hereunder shall be in writing and shall be given as provided in the Loan Agreement.

          At the option of Lender, an action may be brought to enforce this Note in the District Court in and for the City and County of Denver, State of Colorado, in the United States District Court for the District of Colorado or in any other court in which venue and jurisdiction are proper. Borrower and all endorsers, sureties and guarantors hereof consent to venue and jurisdiction in the District Court in and for the City and County of Denver, State of Colorado and in the United States District Court for the District of Colorado and to jurisdiction and service of process under Sections 13-1-124(1)(a) and 13-1-125, Colorado Revised Statutes (1973), as amended, in any action commenced to enforce this Agreement.

          THIS NOTE IS TO BE GOVERNED BY AND CONSTRUED' ACCORDING TO THE LAWS OF THE STATE OF COLORADO.

                                    MARKWEST HYDROCARBON PARTNERS, LTD.

                               By:  MarkWest Hydrocarbon, Inc.
                                    General Partner


                               By:
                                    Patrick W. Murray,
                                    Vice President

                                  Schedule I
                                  ----------


                        Principal                             Outstanding
                         Amount                                Principal
                        of Advance                              Balance
                       (plus draws                         (including draws
                        under Letters      Amount of        under letters
Date                    of Credit)          Payment          of Credit)
- ----                    ----------          -------          ----------

                             WORKING CAPITAL NOTE
                             --------------------

$2,500,000.00                           Denver, Colorado
                                        November 20, 1992

          MARKWEST HYDROCARBON PARTNERS, LTD., a Colorado limited partnership, ("Borrower"), with an address of 5613 DTC Parkway, Suite 400, Englewood, CO 80111, for value received, hereby promises to pay to the order of First American National Bank, a national banking association ("Lender"), on or before December 31, 1994, the principal sum of Two Million Five Hundred Thousand Dollars ($2,500,000.00), or so much thereof as may be advanced by Lender pursuant to the Working Capital Loan Agreement of even date herewith between Borrower, Norwest Bank Denver, National Association, individually and as agent, and First American National Bank (the "Loan Agreement"), together with interest on the outstanding unpaid principal balance at the Adjusted Prime Rate as provided in the Loan Agreement.

               This Note is one of the notes referred to in the Loan Agreement as the Working Capital Notes and is issued pursuant to, and is subject to the terms and provisions of, the Loan Agreement. All capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Loan Agreement.

               The entire outstanding principal balance of this Note shall be due on or before December 31, 1994 (unless payable sooner pursuant to the terms of the Loan Agreement), together with accrued and unpaid interest thereon. Interest shall accrue daily, shall be payable on the last day of each calendar quarter, commencing December 31, 1992, and at the maturity of this Note, and shall be calculated on the basis of a 365 or 366-day year, as appropriate. All payments of principal and interest hereof shall be made as provided in the Loan Agreement in immediately available funds and without set-off or counterclaim or deduction of any kind.

               Notwithstanding anything to the contrary contained in this Note, overdue principal, and (to the extent permitted under applicable law) overdue interest, whether caused by acceleration of maturity or otherwise, shall bear interest at the Late Payment Rate and shall be immediately due and payable.

               It is not intended hereby to charge interest at a rate in excess of the maximum rate of interest that Lender may charge to Borrower under applicable usury and other laws, but if, notwithstanding, interest in excess of such rate shall be paid hereunder, the interest rate on this Note shall be adjusted to the maximum permitted under applicable law during the period or periods that the interest rate otherwise provided herein would exceed such rate and any excess amount applied at Lender's option to reduce the outstanding principal balance of this Note or to be returned to Borrower.

          This Note is secured by, and the holder of this Note is entitled to the benefits of the Security Documents described in the Loan Agreement. Reference is made to the Security Documents for a description of the property covered thereby and the rights, remedies and obligations of the holder hereof in respect thereto.

          Lender shall maintain a record of advances hereunder and all payments made on this Note until Lender has been repaid in full, as set forth on Schedule I hereto; provided, however that the failure, error or omission by Lender to
          -----------------
maintain such a record shall not diminish or otherwise affect the obligation of Borrower to repay the amount outstanding hereunder and any other amounts due to Lender.

          Lender shall maintain a record of all advances hereunder and payments made on this Note and letters of credit issued under this Note until Lender has been repaid in full, as set forth on Schedule I hereto; provided, however that
                                                        ------------------
the failure, error or omission by Lender to maintain such a record shall not diminish or otherwise affect the obligation of Borrower to repay the amount outstanding hereunder and any other amounts due to Lender.

          If Borrower fails to pay any amount due under this Note and Lender has to take any action to collect the amount due or to exercise its rights under this Note or the Security Documents, including without limitation retaining attorneys for collection of this Note, or if any suit or proceeding is brought for the recovery of all or any part of or for protection of the Obligations or to foreclose the Security Documents or to enforce Lender's rights under the Security Documents, then Borrower agrees to pay on demand all costs and expenses of any such action to collect, suit or proceeding, or any appeal of any such suit or proceeding, incurred by the holder hereof, including without limitation the fees and disbursements of attorneys for the holder hereof.

          Borrower, and all endorsers, sureties and guarantors of this Note, hereby severally waive demand, presentment for payment, notice of dishonor, notice of acceleration or intent to accelerate, protest, notice of protest, diligence in collecting, and assents to any extension of time with respect to any payment due under this Note, to any substitution or release of collateral and to the addition or release of any party. No waiver by Lender of any payment or other right under this Note shall operate as a waiver of any other payment or right.

          If any provision in this Note shall be held invalid, illegal or unenforceable in any jurisdiction, the validity, legality or enforceability of any defective provisions shall not be in any way affected or impaired in any other jurisdiction, nor shall the invalid, illegal or unenforceable provision affect or impair any other provision of this Note.

          No delay or failure of the holder of this Note in the exercise of any right or remedy provided for hereunder shall be deemed a waiver of such right or remedy by the holder hereof, and no exercise of any right or remedy shall be deemed a waiver of any other right or remedy that the holder may have.

          Any notices given hereunder shall be in writing and shall be given as provided in the Loan Agreement.

          At the option of Lender, an action may be brought to enforce this Note in the District Court in and for the City and County of Denver, State of Colorado, in the United States District Court for the District of Colorado or in any other court in which venue and jurisdiction are proper. Borrower and all endorsers, sureties and guarantors hereof consent to venue and jurisdiction in the District Court in and for the City and County of Denver, State of Colorado and in the United States District Court for the District of Colorado and to jurisdiction and service of process under Sections 13-1-124(1)(a) and 13-1-125, Colorado Revised Statutes (1973), as amended, in any action commenced to enforce this Agreement.

          THIS NOTE IS TO BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF COLORADO.

                                    MARKWEST HYDROCARBON PARTNERS, LTD.

                               By:  MarkWest Hydrocarbon, Inc.
                                    General Partner


                               By:
                                    Patrick W. Murray,
                                    Vice President


                                     --4--

                                  Schedule I
                                  ----------


                Principal                              Outstanding
                 Amount                                 Principal
                of Advance                               Balance
               (plus draws                          (including draws
                under letters       Amount of        under Letters
Date            of Credit)           Payment           of Credit)
- ----            ----------           -------           ----------

                                WORKING CAPITAL

                                LOAN AGREEMENT

                                     Among


                      MARKWEST HYDROCARBON PARTNERS, LTD.

                                      and

                  NORWEST BANK DENVER, NATIONAL ASSOCIATION,
                          individually and as Agent,

                                      and

                         FIRST AMERICAN NATIONAL BANK



                               November 20, 1992


                               TABLE OF CONTENTS
                               -----------------
                                                                                                  Page
                                                                                                  ----
SECTION 1.  DEFINITIONS                                                                              1

     SECTION 2.  THE WORKING CAPITAL LOAN                                                           13
     (a)  Terms of the Working Capital Loan                                                         13
     (b)  Borrowing Procedures                                                                      13
     (c)  The Loan Date                                                                             14
     (d)  Computation and Payment of Interest; Late Payment Rate                                    14
     (e)  Payments by Borrower                                                                      14
     (f)  Payments to Lenders                                                                       15
     (g)  Optional Payments                                                                         15
     (h)  Mandatory Payments.                                                                       15
     (i)  Fees                                                                                      16
     (j)  Adjustments                                                                               16
     (k)  Increased Capital                                                                         17

     SECTION 3.  LETTERS OF CREDIT                                                                  17
     (a)  Issuance of Standby Letters of Credit                                                     17
     (b)  Payments Treated as an Advance                                                            18
     (c)  Restriction on Liability                                                                  18
     (d)  No Duty to Inquire                                                                        19
     (e)  Reimbursement by Lenders                                                                  20

     SECTION 4.  CONDITIONS OF LENDING                                                              20
     (a)  Initial Advance                                                                           20
     (b)  Subsequent Advances                                                                       23

     SECTION 5.  BORROWING BASE                                                                     24
     (a)  Initial Borrowing Base                                                                    24
     (b)  Information                                                                               24
     (c)  Subsequent Determinations of Borrowing Base                                               24

     SECTION 6.  BORROWING BASE DEFICIENCY                                                          26
     (a)  Add Additional Collateral                                                                 26
     (b)  Repay Excess Debt                                                                         26

     SECTION 7.  SECURITY                                                                           26

     SECTION 8.  REPRESENTATIONS AND WARRANTIES                                                     27
     (a)  Existence                                                                                 27
     (b)  Non-Contravention                                                                         27
     (c)  Third Party Authorization                                                                 28
     (d)  Authorization; Binding Effect                                                             28
     (e)  Litigation                                                                                28
     (f)  Taxes                                                                                     28
     (g)  Liens                                                                                     29
     (h)  Names and Places of Business                                                              29
          (i)  Use of Proceeds                                                                      29
     (j)  Other Obligations                                                                         29
     (k)  Full Disclosure                                                                           29
     (l)  Margin Stock                                                                              30
     (m)  ERISA                                                                                     30
     (n)  Security Documents                                                                        30

     (o)  Compliance with Laws                                                                      30
     (p)  Financial Condition                                                                       31
     (q)  Environmental Matters                                                                     31
     (r)  Investment Company Act                                                                    31
     (s)  Public Utility Holding Company Act                                                        31
     (t)  Title to Properties; First Priority Security Interest                                     31
     (u)  Partners, Shareholders and Subsidiaries of Borrower and of Related Persons                32
     (v)  Location of Inventory                                                                     32
     (w)  Eligibility of Items Included in Borrowing Base                                           32

     SECTION 9.  AFFIRMATIVE COVENANTS                                                              32
     (a)  Payment and Performance of Working Capital Loan                                           32
     (b)  Financial Statements                                                                      32
     (c)  Preservation of Existence, Etc.                                                           34
     (d)  Maintenance of Property                                                                   34
     (e)  Payment of Other Obligations                                                              34
     (f)  Insurance                                                                                 35
     (g)  Inspection of Property, Books and Records;
          Confidentiality Agreement                                                                 36
     (h)  Notices                                                                                   37
     (i)  Compliance with Laws                                                                      38
     (j)  Further Assurances                                                                        38
     (k)  Current Ratio                                                                             39
     (l)  Funded Debt to Total Capitalization                                                       39
     (m)  Tangible Net Worth                                                                        39
     (n)  Fixed Charge Coverage Ratio                                                               39
     (o)  Environmental Matters                                                                     39

     SECTION 10.  NEGATIVE COVENANTS                                                                39
     (a)  Debt                                                                                      40
     (b)  Liens                                                                                     40
     (c)  Guaranty Obligations                                                                      41
     (d)  Loans and Advances                                                                        41
     (e)  Limitation on Investments and New Businesses                                              42
     (f)  Mergers and Consolidations                                                                42
     (g)  Location of Inventory                                                                     43
     (h)  Burdensome Undertakings                                                                   43
     (i)  Change in Location of Business                                                            43
     (j)  Restricted Distributions                                                                  43
     (k)  Disposition of Assets                                                                     44
          (l)  ERISA                                                                                44
     (m)  Use of Proceeds                                                                           44
     (n)  Transactions with Affiliates                                                              45
     (o)  Contracts; Take-or-Pay Agreements                                                         45
     (p)  Amendments to Organizational Documents                                                    45
     (q)  Amendments to RIMCO Loan Documents                                                        46

     SECTION 11.  EVENTS OF DEFAULT                                                                 46
     (a)  Non-Payment                                                                               46
     (b)  Certain Default                                                                           46
     (c)  Other Defaults                                                                            46
     (d)  Representation or Warranty                                                                46
     (e)  Security Documents and Covenant Agreements                                                46
     (f)  Judgments                                                                                 47

     (g)  Insolvency                                                                                47
     (h)  Bankruptcy, Etc.                                                                          47
     (i)  Cross-Default                                                                             48
     (j)  ERISA                                                                                     48
     (k)  Loan Documents                                                                            48
     (l)  Material Adverse Change                                                                   48
     (m)  Partners of Borrower                                                                      49
     (n)  Ownership of the General Partner                                                          49
     (o)  Failure to be a Partnership                                                               49
     (p)  Columbia Contracts                                                                        49
     (q)  Regulatory Change                                                                         49

     SECTION 12.  REMEDIES                                                                          49
     (a)  Automatic Acceleration of Loan                                                            49
     (b)  Optional Acceleration of Loan                                                             49
     (c)  Setoff                                                                                    50

     SECTION 13.  THE AGENT                                                                         51
     (a)  Appointment                                                                               51
     (b)  Delegation of Duties                                                                      51
     (c)  Exculpatory Provisions                                                                    51
     (d)  Reliance by Agent                                                                         52
     (e)  Notice of Default                                                                         52
     (f)  Non-Reliance on Agent and Other Lenders                                                   52
     (g)  Indemnification                                                                           53
     (h)  Agent and Lenders in Their Individual Capacity                                            54
     (i)  Successor Agent                                                                           54
     (j)  Borrower Entitled to Rely on Agent                                                        54

     SECTION 14.  MISCELLANEOUS                                                                     54
     (a)  No Waiver; Cumulative Remedies                                                            54
     (b)  Notices                                                                                   55
     (c)  Counterpart Execution                                                                     56
     (d)  Governing Law; Entire Agreement                                                           56
     (e)  Amendments and Waivers                                                                    56
     (f)  Costs, Expenses and Indemnity                                                             56
     (g)  Inconsistent Provisions; Severability                                                     58
     (h)  Incorporation of Exhibits and Schedules                                                   58
     (i)  Amendment of Defined Instruments                                                          58
     (j)  References and Titles                                                                     59
     (k)  Calculations and Determinations                                                           59
     (l)  Usury                                                                                     59
     (m)  Waiver of Right to Trial by Jury                                                          59
     (n)  Successors and Assigns                                                                    60
     (o)  Term of Agreement                                                                         60
     (p)  Jurisdiction                                                                              60

                              LIST OF EXHIBITS
                              ----------------

Exhibit             Title
- -------             -----
     A            Form of Working Capital Note
     B            Credit and Collection Policy of Borrower
     C            Request for Advance

     D            Covenant Agreement
     E            Borrower's Counsel Opinion
     F            Local Counsel Opinion
     G            Borrowing Base Certification
     H            Litigation
     I            Limited Partners of Borrower and Shareholders of the General Partner
     J            Location of Borrower's Products and Inventory
     K            Compliance Certificate
     L            Loans and Advances to Officers and Employees
     M            Letter of Credit Application Form

                        WORKING CAPITAL LOAN AGREEMENT
                        ------------------------------


          THIS WORKING CAPITAL LOAN AGREEMENT (this "Agreement"), dated as of
                                                     ---------
November 20, 1992, is among MARKWEST HYDROCARBON PARTNERS, LTD., a Colorado limited partnership, ("Borrower") with an address of 5613 DTC Parkway, Suite
                       --------
400, Englewood, Colorado 80111, NORWEST BANK DENVER, NATIONAL ASSOCIATION, a national banking association ("Norwest"), with an address of 1740 Broadway,
                               -------
Denver, Colorado 80274-8699, FIRST AMERICAN NATIONAL BANK, a national banking association ("First American"), with an address of 4894 Poplar Ave., Memphis,
              --------------
Tennessee 38117, (Norwest and First American are referred to individually as a "Lender" and collectively as the "Lenders"), and NORWEST, AS AGENT FOR THE BANKS
- -------                           -------
(in such capacity, the "Agent").
                        -----

          Borrower desires to borrow from the Lenders to provide funds for the purposes set forth below, and the Lenders are willing to lend such funds to Borrower to accomplish those purposes, subject to the terms and conditions contained or referred to herein. Accordingly, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

          SECTION #.  DEFINITIONS.  As used herein, each of the following
                      -----------
capitalized terms shall have the meaning given it in this Section 1:

               "Adjusted Prime Rate" shall mean an annual rate which equals the
                -------------------
sum of the floating commercial loan rate of the Agent announced from time to time as its prime rate but which may not be the lowest or best rate charged by the Agent to any customer (the "Prime Rate") plus one percentage point per year, adjusted in each case as of the banking day in which a change in the Prime Rate occurs.

               "Advances" shall have the meaning given it in Section 2(a).
                --------

               "Affiliate" shall mean as to any Person, each other Person which,
                ---------
directly or indirectly (through one or more intermediaries or otherwise), is in control of, is controlled by, or is under common control with, such Person.

               "Borrowing Base" shall mean, at the particular time in question,
                --------------
either the amount provided for in Section 5(a) or the amount determined by the Lenders in accordance with the provisions of Section 5(c); provided, however, that in no event shall the Borrowing Base exceed $5,000,000.

               "Borrowing Base Certification" shall have the meaning set forth
                ----------------------------
in Section 5(b).

               "Borrowing Base Deficiency" shall have the meaning set forth in
                -------------------------
Section 6. "Business Day" shall mean a day other than Saturdays or Sundays on which commercial banks are open for business with the public in Denver, Colorado and Memphis, Tennessee .

               "Cash Collateral" means Cash Collateral Instruments pledged by
                ---------------
Borrower to the Agent on behalf of the Lenders in which the Agent has a perfected, first priority security interest, together with any funds on deposit in, or otherwise to the credit of, any deposit account of Borrower with the Agent, to the extent such deposit account is pledged as collateral to the Agent on behalf of the Lenders.

               "Cash Collateral Instruments" means, collectively, (a) open
                ---------------------------
market commercial paper maturing within 120 days after acquisition therof, which has the highest credit rating of either Standard & Poor's Corporation or Moody's Investors Service, Inc., (b) certificates of deposit maturing within six (6) months from the date thereof issued by the Agent, (c) direct obligations of the United States Government or any agency thereof maturing within one hundred eighty (180) days after the acquisition thereof, and (d) other instruments that have been previously approved by the Lenders in writing for inclusion as Cash Collateral Instruments.

               "Code" means the Internal Revenue Code of 1986, as amended,
                ----
together with the regulations promulgated thereunder.

               "Collateral" shall mean all tangible or intangible, real or
                ----------
personal property subject to any of the Security Agreements, including without limitation, all right, title and interest of Borrower in and to its Receivables, Products, inventory, Eligible

Product Inventory, Exchange Balances, contract rights (including the Contracts), general intangibles and Cash Collateral.

               "Columbia Contracts" shall mean (a) the Natural Gas Liquids
                ------------------
Purchase Agreement dated as of April 26, 1988 between Columbia Gas Transmission Corporation and Borrower as amended November 4, 1988, July 31, 1989, December 24, 1990 and January 28, 1991 (Siloam); (b) the Natural Gas Liquids Purchase Agreement dated as of December 24, 1990, between Columbia Gas Transmission Corporation and Borrower as amended January 28, 1991 (Boldman); and (c) the Contract for Construction and Lease of Boldman Plant dated December 24, 1990 between Columbia Gas Transmission Corporation and Borrower, together with any and all amendments now existing or hereafter created to any of the foregoing to the extent such amendments are otherwise permitted hereunder.

               "Commitment" means the amount of the Borrowing Base at the time
                ----------
in question minus the aggregate face amount of all outstanding Letters of Credit at the time in question; provided that in no event shall the Commitment exceed $5,000,000 at any time from the date hereof until and including December 31, 1994.

               "Commitment Period" shall mean the period from the date of this
                -----------------
Agreement to and including December 31, 1994, or such earlier date on which the Working Capital Notes become due and payable.

               "Consolidated" refers to the consolidation of any Person, in
                ------------
accordance with GAAP, with its properly consolidated subsidiaries. Reference herein to Borrower's financial statements, financial position, financial condition, liabilities, etc. refer to the consolidated financial statements, position, condition, liabilities, etc. of Borrower and its properly consolidated subsidiaries.

               "Contract" means a contract or contractual arrangement, whether
                --------
oral or written (or both), between Borrower and an Obligor evidencing a valid and binding obligation of such Obligor to pay for Products purchased from, or services rendered by, Borrower.

               "Controlled Group" means the Borrower and all Persons under common control or treated as a single employer with the Borrower pursuant to
Section 414(b), (c), (n) or (o) of the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

               "Covenant Agreements" shall mean a letter agreement in the form
                -------------------
of Exhibit D attached hereto, one from each of the General Partner and John Fox.

               "Credit and Collection Policy" means those credit and collection
                ----------------------------
policies and practices of Borrower in effect on the date hereof relating to Borrower's Receivables, except for modifications that would not impair the collectability of any Eligible Receivable of Borrower or any Eligible Hidro Gas Receivable, and modifications consented to by Agent. The Credit and Collection Policy of Borrower is described in Exhibit B hereto.

               "Current Ratio" shall mean the ratio of Borrower's current assets
                -------------
to current liabilities, both determined in accordance with GAAP.

               "Debt" shall mean as to any Person, at a particular date, the sum
                ----
(without duplication) of (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (b) all obligations of such Person in respect of surety bonds, letters of credit, bankers' acceptances, or similar obligations issued or created for the account of such Person, (c) all capitalized lease obligations of such Person, (d) all indebtedness created or arising under any conditional sale or other title retention agreement, (e) open lines of credit to finance futures contracts, commodities and/or options contracts, (f) all indebtedness referred to in clauses (a) through (e) above secured by a lien, encumbrance or security interest on or in property owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness, and (g) all guaranties in respect of indebtedness or obligations of other Persons of the kinds referred to in clauses (a) through (f) above.

               "Delinquent Receivable" means a Receivable of Borrower:

                    (i) as to which any payment, or part thereof, remains unpaid for 45 days from the original invoice date for such payment; or
                    (ii) which, consistent with the Credit and Collection Policy of Borrower, would otherwise be classified as delinquent by Borrower.

               "Designated Obligor" means, at any time, all Obligors except
                ------------------
Hidro Gas; provided, however, that any Obligor shall cease to be a Designated Obligor with respect to receivables or Exchange Balances upon five (5) Business Days' notice thereof by Agent to Borrower, which notice shall set forth the reason for such cessation.

               "Determination Date" has the meaning given it in Section
                ------------------
5(c)(ii).

               "Eligible Exchange Balances" means an Exchange Balance which:
                --------------------------
                    (i)    arises under a Products Agreement;

                    (ii) arises with a customer located in the United States and relates to refined petroleum products in good and salable condition located in the United States;

                    (iii)  is not in dispute in any material  respect;

                    (iv) is not owed by an Obligor who is generally unable to fulfill its obligations;

                    (v) with respect to which the likelihood of payment or performance thereof is not impaired by virtue of three-party exchange or circumstances whereby the Obligor might satisfy its obligations by means of satisfying an obligation of Borrower to a third party;

                    (vi)   the Obligor of which is a Designated  Obligor; and

                    (vii) has been previously approved in writing by the Lenders for inclusion in Eligible Exchange Balances.

               "Eligible Hidro Gas Receivables" shall mean at any time those
                ------------------------------
Receivables of Borrower for which Hidro Gas is the Obligor and which otherwise satisfy the provisions of paragraphs (iii) through (x) of the definition of Eligible Receivable; provided, however, that the amount of such Receivables to
                     --------  -------
be included in determining the Borrowing Base hereunder shall never exceed the amount of all outstanding letters of credit that have been issued in support of such Receivables, which letters of credit shall each be in form and substance satisfactory to Agent and shall have been issued or confirmed by a United States bank (state or national bank) acceptable to the Lenders, and which letter of credit shall have been assigned to the Agent as additional collateral under the Security Agreement, if so requested by the Agent.

               "Eligible Product Inventory" means any Products:
                --------------------------

                    (i) to which Borrower has title and which are stored in Borrower owned facilities or facilities for which Borrower has contracted for storage, whether by lease or otherwise, and such contract is subject to a perfected, first priority lien in favor of Agent on behalf of the Lenders;

                    (ii) in which the Agent on behalf of the Lenders has a perfected, first priority security interest; and

                    (iii) as to which Borrower has furnished to Agent reasonably detailed information in a Borrowing Base Certification;

reduced by all charges of all kinds against such Products, and transportation, processing and other handling charges for such Products.

               "Eligible Product Inventory Value" means as of any Determination
                --------------------------------
Date an amount equal to the market value of the Products comprising the Eligible Product Inventory. The market value of the Products comprising the Eligible Product Inventory for any Determination Date shall be the price determined by reference to a published index, such price to be adjusted for transportation, and market differential; which determination, including the index and the adjustments, must be acceptable to Lenders. Oil Price Information Service is acceptable to all parties hereto.

               "Eligible Receivable" means a Receivable of Borrower:
                -------------------

                    (i) the Obligor of which is a United States resident, is not an Affiliate of any of the parties to this Agreement, and is not a government or a governmental subdivision or agency;

                    (ii)    the Obligor of which is a Designated  Obligor;

                    (iii) the Obligor of which is not the Obligor of any Delinquent Receivables;

                    (iv)    which is not a Delinquent Receivable;

                    (v) the Products for which such Receivable represents the right to payment have been delivered to the purchaser thereof;

                    (vi) in which Lender has a perfected, first priority security interest prior to all other Liens;

                    (vii) which is denominated and payable only in United States dollars in the United States;

                    (viii) which arises under a Contract which has been duly authorized and which, together with the Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the Obligor of such receivable enforceable in accordance with its terms and is not subject to any dispute, offset, counterclaim or defense whatsoever;

                    (ix) which, together with the Contract related thereto, does not contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party to the Contract related thereto is in violation of any such law, rule or regulation in any material respect;

                    (x) which satisfies all applicable requirements of the Credit and Collection Policy; and

                    (xi) as to which the Agent has not notified Borrower that the Lenders have determined, in their sole discretion, that such Receivable (or class of Receivables) is not acceptable collateral.

               "Employee Option Agreement" shall mean the Option Plan of
                -------------------------
MarkWest Hydrocarbon Partners, Ltd. dated April 6, 1992 (without regard to any future amendments, modifications or changes thereto without the Required Lenders prior consent).

               "ERISA" shall mean the Employee Retirement Income Security Act of
                -----
1974, as amended from time to time, together with all rules and regulations promulgated with respect thereto.

               "ERISA Plan" shall mean any pension benefit plan subject to
                ----------
Section 302 of ERISA or Title IV of ERISA maintained by Borrower or any member of a controlled group (as defined in Section 4001 (a)(14) of ERISA).

               "Event of Default" shall have the meaning set forth in Section
                ----------------
11.

               "Exchange Balance" means a right of Borrower to the delivery of
                ----------------
refined petroleum products created as a result of a Products Agreement between Borrower and a customer.

               "First American Loan" shall mean the loan to Borrower pursuant to
                -------------------
a Loan Agreement dated June 19, 1992 in the principal amount not to exceed $3,500,000 and secured by an Arkansas Leasehold Deed of Trust with Security Agreement and Assignment of Rents and Leases dated June 19, 1992.

               "Fiscal Quarter" shall mean a three-month period ending on the
                --------------
last day of each March, June, September and December of any year.

               "Fiscal Year" shall mean a twelve-month period ending on December
                -----------
31 of any year.

               "Fixed Charge Coverage Ratio" shall mean for any period, the
                ---------------------------
ratio for such period of (a) the sum of net income (or net loss) plus interest expense and non-cash charges included in determining net income (or net loss), all as determined in accordance with GAAP, to (b) the sum of interest expense included in calculating (a) and the principal portion of Debt required to be repaid during such period.

               "Florida Mesa Project" shall mean the project in which the
                --------------------
Borrower has invested, whose purpose is the drilling, production, and gathering of coal bed methane gas located in La Plata County, Colorado.

               "Funded Debt" shall mean the aggregate amount of Debt for
                -----------
borrowed money with a maturity in excess of one year (including guarantees of such Debt) and capitalized leases, minus the outstanding principal balance, if any, under this Working Capital Loan.

               "GAAP" shall mean generally accepted accounting principles and
                ----
practices as consistently applied (except as otherwise required due to changes in GAAP) by Borrower and certified to by the firm of independent certified public accountants regularly employed as Borrower's auditors, such principles and practices at all times being consistent with requirements of the Financial Accounting Standards Board of the American Institute of Certified Public Accountants in effect from time to time, as applicable to the nature of the business conducted by Borrower; provided, however, if any change in any
                                --------  -------
accounting principle or practice is required by the Financial Accounting Standards Board (or any such successor), all financial covenants provided for herein may be prepared in accordance with such change only after notice of such change is given to the Agent, and the Lenders agree to such change insofar as it affects the financial covenants.

               "General Partner" means MarkWest Hydrocarbon, Inc., a Colorado
                ---------------
corporation.

               "Hidro Gas" shall mean Hidro Gas Juarez S.A. DE C.V., a
                ---------
corporation formed under the laws of Mexico, or its affiliate, Texas Gas and Oil, Ltd., a corporation formed under the laws of the Bahamas.

               "Initial Financial Statements" shall mean the audited financial
                ----------------------------
statements of Borrower for the Fiscal Year ending December 31, 1991, and the unaudited quarterly financial statements (consisting of a current balance sheet and profit and loss statement) for Borrower as of September 30, 1992.

               "Issuer" shall mean Norwest, in its capacity as the issuer of
                ------
Letters of Credit hereunder, and its successors in such capacity.

               "Late Payment Rate" shall have the meaning set forth in Section
                -----------------
2(d)(ii).

               "Letter of Credit" shall mean any standby letter of credit issued
                ----------------
by the Issuer pursuant to Section 3, and all letters of credit so issued shall be collectively referred to as the "Letters of Credit."
                                    -----------------

               "Letter of Credit Balance" shall mean the Lenders' maximum
                ------------------------
aggregate liability under all Letters of Credit outstanding at the time in question.

               "Loan Date" shall have the meaning set forth in Section 2(c).
                ---------

               "Loan Documents" means this Agreement, the Working Capital Notes,
                --------------
the Letters of Credit, the Security Documents, the Covenant Agreements and all other documents executed and delivered by or on behalf of Borrower to the Agent or the Lenders in connection herewith or therewith.

               "Loan Share" means with respect to each of Norwest and First
                ----------
American, fifty percent.

               "Mortgages" shall have the meaning set forth in the Revolver/Term
                ---------
Facility.

               "NationsBank Loan" shall mean the loan to Borrower pursuant to a
                ----------------
Credit Agreement with NationsBank of Texas, N.A., formerly known as NCNB Texas National Bank, dated April 16, 1990, as may have been amended prior to the date hereof, in the principal amount of $7,000,000 and secured by a Security Agreement dated as of April 16, 1990 by Borrower in favor of NationsBank of Texas, N.A.

               "Net Eligible Exchange Balance" means an amount as of any
                -----------------------------
Determination Date determined as the difference between (i) the aggregate amount presently due to Borrower under all Eligible Exchange Balances (such amount to be determined by multiplying the quantities of Products due Borrower in accordance with the terms of the Products Agreement giving rise to such Eligible Exchange Balances times the then applicable Mt. Belvieu price for such Products; provided that such amounts shall be included only to the extent they satisfy all
- --------
applicable requirements of the Credit and Collection Policy), and (ii) the aggregate amount owed by Borrower under all Eligible Exchange Balances (such amount to be determined by multiplying the quantities of Products Borrower owes to third parties in accordance with the terms of the Products Agreement giving rise to such Eligible Exchange Balance times the then applicable Mt. Belvieu price for such Products).

               "Obligations" means all Debt from time to time owing by Borrower
                -----------
to the Lenders under or pursuant to any of the Loan Documents.

               "Obligor" shall mean when used with respect to Receivables, a
                -------
Person party to a Contract and obligated to make payments pursuant thereto and when used with respect to Exchange Balances, the party obligated to Borrower pursuant to a Products Agreement.

               "Ordinary Course of Business" shall mean, in respect of any
                ---------------------------
transaction, the ordinary course of such Person's business, substantially as conducted by such Person prior to or as of the date hereof, and undertaken by such Person in good faith and not for purposes of evading any covenant or restriction in any Loan Document, and, as applied to Borrower, shall include the acquisition of natural gas reserves and investments or participation in the Florida Mesa Project or other coal bed methane gas projects.

               "Person" shall mean an individual, partnership, corporation,
                ------
association, business trust, joint stock company, trust or trustee thereof, unincorporated association, joint venture, governmental unit or any agency or subdivision thereof, or any other legally recognizable entity.

               "Products" shall mean all oil, natural gas, unprocessed natural
                --------
gas, natural gas liquids, gaseous or liquid hydrocarbons, processed natural gas, butane, isobutane, propane, natural gasoline, gasoline, MTBE, other products obtained from the processing of natural gas or fractionating or processing of natural gas liquids, now or hereafter located in or on, transported through, processed in or otherwise related to the Collateral subject to any of the Mortgages including, without limitation, any and all of the same held as inventory.

               "Products Agreement" shall mean a standard written refined
                ------------------
petroleum products reciprocal exchange agreement.

               "Receivable" means the indebtedness of any Obligor under a
                ----------
Contract arising from a sale of Products by Borrower or from services rendered by Borrower, and includes the right to payment of any interest or finance charges and other obligations of such Obligor with respect thereto.

               "Related Person" shall mean any of Borrower and each Subsidiary
                --------------
of Borrower.

               "Request for Advance" shall mean a request for Advance meeting
                -------------------
the requirements of Section 2(b) hereof.

               "Required Lenders" shall mean at any time Lenders, the Loan
                ----------------
Shares of which aggregate 100 percent.

               "Responsible Person" shall mean any officer of the General
                ------------------
Partner and any other Person employed by either a Related Person or the General Partner and who should be aware of the terms of this Agreement.

               "Revolver/Term Facility" shall mean the loan provided for
                ----------------------
pursuant to that certain Loan Agreement of even date herewith between Borrower, the Lenders and the Agent, providing for (a) a six-year term loan, and (b) a two-year revolving loan, the principal balance of which at the termination of the revolving period shall be amortized over sixteen equal quarterly principal payments; which loans shall not exceed $20,000,000 in aggregate principal amount outstanding at any one time and are secured by various "Security Documents" (as such term is defined therein).

               "RIMCO Loan" shall mean the loan to Borrower pursuant to the Note
                ----------
Agreement dated December 15, 1989 in principal amount up to $11,500,000, and secured by a Mortgage and Security Agreement dated as of April 29, 1988, to Rimco Partners, L.P., as modified by a First Modification and Amendment of Mortgage and Security Agreement dated as of January 15, 1990 between Borrower and Rimco Partners, L.P., as agent for itself and others, and by Second Modification and Amendment of Mortgage and Security Agreement dated as of October 1, 1990, between Borrower and RIMCO Partners, L.P., the Resigning Agent, and Resource Investors Management Company Limited Partnership, the Successor Agent.

               "Security Agreements" shall mean one or more chattel mortgages,
                -------------------
acts of collateral mortgage, security agreements and assignments of proceeds of even date herewith, in favor of the Agent on behalf of the Lenders, covering all or any part of the Collateral.

               "Security Documents" means the Mortgages and Security Agreements
                ------------------
and all other security agreements, deeds of trust, mortgages, chattel mortgages, assignments, pledges, guaranties, financing statements, continuation statements, extension agreements and other agreements or instruments now or hereafter delivered by Borrower to the Agent on behalf of the Lenders or to the Lenders in connection with this Agreement or any transaction contemplated hereby to secure or guarantee the payment of any part of the Obligations or the performance of any other duties and obligations of Borrower under the Loan Documents, whenever made or delivered, and shall also include all of the "Security Documents" as defined in the Revolver/Term Facility.

               "Subsidiary" means, with respect to any Person, any corporation,
                ----------
association, partnership, joint venture, or other business or corporate entity, enterprise or organization which is directly or indirectly (through one or more intermediaries) controlled by or owned fifty-one percent or more by such Person.

               "Tangible Net Worth" shall mean the partners' equity of Borrower
                ------------------
less intangible assets.

               "Total Capitalization" means the sum of Funded Debt plus
                --------------------
partners' equity.

               "Unmatured Event of Default" shall mean any event that with the
                --------------------------
passage of time or giving of notice, or both, would constitute an Event of Default under Section 11.

               "Working Capital Loan" or "Loan" shall mean the loan provided for
                --------------------
in Section 2(a) hereof, together with each additional loan, if any, made to Borrower by the Lenders, at the option of the Lenders, existing as well as contemplated, excluding the Revolver/Term Facility.

               "Working Capital Note" or "Note" shall mean a note substantially
                ------------------------------
in the form of Exhibit A attached hereto, made by Borrower and payable to the order of Norwest or to First American, as appropriate, with appropriate insertions as to date, together with any and all renewals, extensions, amendments and changes of, or substitutions for said note; collectively, the "Working Capital Notes" or "Notes."
 --------------------------------

          SECTION #.  THE WORKING CAPITAL LOAN.
                      ------------------------

               (a)  Terms of the Working Capital Loan.
                    ---------------------------------
Subject to the terms and conditions of this Agreement, each Lender agrees to make advances to Borrower (such advances are called the "Advances") from time to time during the Commitment Period, in an aggregate principal amount not to exceed its Loan Share of the Commitment. Advances under the Working Capital Loan shall be evidenced by the Working Capital Notes. So long as an Event of Default or an Unmatured Event of Default has not occurred, during the Commitment Period Borrower may borrow, repay and reborrow under the Working Capital Notes in accordance with Section 2(b) below. The entire outstanding principal balance of, together with accrued interest on, the Working Capital Loan shall be due and payable on December 31, 1994.

               (b)  Borrowing Procedures.  (i) Each Request for Advance under
                    --------------------
the Working Capital Loan shall be in the form of Exhibit C attached hereto and
                                                 ---------
shall be submitted to the Agent on or before 11:00 a.m. Denver, Colorado time on the Business Day immediately preceding the day such Advance is requested to be made. Upon receipt of a Request for Advance, the Agent shall promptly notify each Lender thereof. Not later than 11:00 a.m. Denver time on the next Business Day, each

Lender shall make available to the Agent the amount of such Lender's Loan Share of the amount specified in the Request for Advance in immediately available funds; provided, however, that the Lenders shall not be obligated to make any
       --------  -------
Advance to Borrower that would result in the aggregate unpaid principal balance outstanding under the Working Capital Notes exceeding the Commitment. If all conditions precedent to such Advance have been met, Agent will on the date requested make such Advance available to Borrower in immediately available funds at Agent's office in Denver, Colorado.

                    (ii) Each Advance under the Working Capital Loan shall be in an amount of at least $100,000 or such lesser amount equal to the unadvanced portion of the Working Capital Loan. Each Advance shall be evidenced by the Working Capital Notes.

                    (iii) All Advances requested by Borrower shall be made pro rata by each Lender in proportion to such Lender's Loan Share.

               (c)  The Loan Date.  The initial Advance under the Working
                    -------------
Capital Loan shall be made on a date and at a time (the "Loan Date") selected by
                                                         ---------
Borrower, but in no event earlier than the time all conditions of lending described in Section 4(a) below have been satisfied or waived by the Lenders.

               (d)  Computation and Payment of Interest; Late Payment Rate.
                    ------------------------------------------------------
                    (i) Interest on the Working Capital Loan shall accrue daily and shall be computed on the basis of a year of 365 or 366 days, as appropriate. Interest on the Working Capital Loan shall be payable in arrears on the last day of each Fiscal Quarter, beginning December 31, 1992.

                    (ii) Notwithstanding anything to the contrary contained in this Agreement, overdue principal, and (to the extent permitted under applicable law) overdue interest, whether caused by acceleration of maturity or otherwise, shall bear interest at a fluctuating rate, adjustable the day of any change in such rate, equal to three percentage points above the Adjusted Prime Rate (the "Late Payment
                                                                ---- -------
          Rate)", until paid, and shall be due and payable immediately.
          ----

               (e)  Payments by Borrower.  All payments of principal and
                    --------------------
interest hereunder shall be made at the Agent's offices at 1740 Broadway, Denver, Colorado 80274-8699 (or at such other place as the Agent shall have designated to Borrower in writing at least one Business Day prior to the due date or prepayment date, as the case may be) by 12:00 noon Denver time on the date due or the date of prepayment (as the case may be) in immediately available funds and without set-off or counterclaim or deduction of any kind. If any payment to be made by Borrower hereunder or under the Working Capital Notes shall become due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing any interest and fees in respect of such payment.

               (f)  Payments to Lenders.  Each payment by Borrower to the Agent
                    -------------------
on account of principal of and interest on the Working Capital Loan or otherwise hereunder shall be distributed the same day in like funds as received from Borrower by Agent pro rata according to the Loan Share of each Lender in like funds; provided that in the event Agent receives less than the aggregate amount
       -------- ----
due to all Lenders on any day, Agent shall distribute ratably to each Lender in the case of any payment, the portion of the aggregate amount received by Agent on such day multiplied by the Loan Share of such Lender.

               (g)  Optional Payments.  During the Commitment Period, Borrower
                    -----------------
may make optional payments on the outstanding principal balance of the Working Capital Loan without penalty or premium, at any time, and from time to time, in integral multiples of $100,000, or such lesser amount equal to the then outstanding principal balance, together with accrued interest on the principal amount so paid. Borrower shall give the Agent one Business Day's notice in advance of any optional payment on the Working Capital Loan.

               (h)  Mandatory Payments.  If at any time, or from time to time, a
                    ------------------
Borrowing Base Deficiency exists, Borrower shall, within three Business Days after Agent on behalf of Lenders gives written notice of such fact to Borrower pursuant to Section 6 hereof, make a mandatory prepayment to Agent for distribution to Lenders in the principal amount of such Borrowing Base Deficiency, together with all accrued and unpaid interest on, and fees related to, the principal amount so prepaid, unless Borrower has satisfied the condition set out in Section 6(a) hereof. Any such prepayment of principal under this
Section 2 shall be applied pro rata in accordance with each Lender's Loan Share to the unpaid principal balance of the Working Capital Loan thereof until the Working Capital Loan is paid in full.

               (i)  Fees.
                    ----

                       (i)    During the Commitment Period, Borrower shall pay
                         to the Lenders an unused commitment fee on the average daily difference between the Commitment and the aggregate outstanding principal amount under the Working Capital Notes, at an annual rate of one-half of one percent (0.5%), payable quarterly in arrears, with the first such payment due December 31, 1992 (for the period from the date hereof through December 31, 1992) and ending on the last day of the Commitment Period.

                         (ii) Borrower shall pay to the Lenders on the Loan Date a one-time commitment fee of $25,000 in the aggregate.

                         (iii) The fee for each Letter of Credit shall be an amount equal to the greater of 1.25% per annum of the face amount of such Letter of Credit, or $250. The Agent shall retain for its own account annually the first $250.00 of the Letter of Credit fee for each Letter of Credit, and shall promptly remit to each Lender pro rata according to the Loan Share of such Lender, the Letter of Credit fee actually received in excess of $250.00. The first year's fee shall be payable by Borrower at the time a Letter of Credit is issued. Subsequent annual fees shall be due and payable on the anniversary date of the applicable Letter of Credit. Annual fees shall be prorated for any period less than a year that any Letter of Credit remains outstanding pursuant to the terms of such Letter of Credit other than as the result of one or more draws thereunder.

               (j)  Adjustments.  If any Lender (a "benefitted Lender") shall at
                    -----------
any time receive any payment of all or part of its Working Capital Loan, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 12(c), or otherwise), in a greater proportion than its Loan Share, such benefitted Lender shall purchase for cash from the other Lender such portion of such other Lender's Working Capital Loan, or shall provide such other Lender with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with the other Lender; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. Borrower agrees that any Lender so purchasing a portion of another Lender's Working Capital Loan may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

               (k)  Increased Capital.  If either (A) the introduction of or any
                    -----------------
change in or in the interpretation of any law or regulation after the date hereof (and excluding any new laws or changes presently known to Agent even if they have not yet become effective) or (B) compliance by Issuer or any Lender with any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by Issuer or any Lender or any corporation controlling Issuer or any Lender and Issuer or such Lender determines that the amount of such capital is increased by or based upon the existence of the Letters of Credit or similar contingent obligations or the existence of the Revolver Commitment and other commitments of this type then, upon demand by Issuer or such Lender, Borrower shall immediately pay to Issuer or such Lender, from time to time as specified by Issuer or such Lender, additional amounts sufficient to compensate Issuer or such Lender in light of such circumstances, to the extent that Issuer or such Lender reasonably determines such increase in capital to be allocable to the issuance or maintenance of Letters of Credit or the Revolver Commitment. Issuer or such Lender claiming compensation under this Section 2(k) shall provide Borrower with a certificate setting forth in reasonable detail the amount payable to Issuer or such Lender, the reason for the additional compensation and the calculation of the additional compensation.

          SECTION #.  LETTERS OF CREDIT.
                      -----------------
               (a)  Issuance of Standby Letters of Credit. Each request of
                    -------------------------------------
Borrower for the issuance of a Letter of Credit hereunder shall be on the form of the application for issuance of a Letter of Credit attached hereto as Exhibit
                                                                         -------
M, properly completed, and shall be received by the Issuer at least three
- -
Business Days prior to the date of proposed issuance. Upon receipt of an application for the issuance of a Letter of Credit and upon meeting the Conditions of Lending set forth in Section 4 hereof, the Issuer shall issue standby Letters of Credit during the Commitment Period, and such Letters of Credit shall be issued in such amounts and under such circumstances as the Issuer deems appropriate consistent with its existing policies. Notwithstanding anything to the contrary set forth herein, the Issuer shall not be obligated to issue, extend or amend any Letter of Credit such that the Letter of Credit (i) would result in an aggregate unpaid principal balance outstanding under the Working Capital Notes (including, without limitation, the face amount of any other Letters of Credit that are still in effect) which exceeds the Commitment, or (ii) has an expiration date later than the Commitment Period.

               (b)  Payments Treated as an Advance. Each payment by the Issuer
                    ------------------------------
under any outstanding Letter of Credit shall be deemed to be an Advance bearing interest at the Adjusted Prime Rate from the date of such payment, shall be entitled to all of the benefits of the Security Documents and shall be subject to all terms of this Agreement. Each Lender, upon receipt of a written advice of any payment under a Letter of Credit, shall make available to the Agent for the account of the Issuer, whether or not the conditions of lending set forth in
Section 4 have been complied with, an amount in immediately available funds equal to its Loan Share of the amount of the drawing, whereupon the Lenders shall each be deemed to have made an Advance. A written advice(s) setting forth in reasonable detail the amounts owing under this Section 3, submitted by Issuer to Borrower from time to time, shall be conclusive, absent manifest error, as to the amounts thereof.

               (c)  Restriction on Liability. The beneficiary of each Letter of
                    ------------------------
Credit shall be deemed the agent of Borrower (provided that this shall not preclude Borrower from pursuing such rights and remedies it may have against such beneficiary at law or under any other agreement) and none of the Issuer, the Agent, either Lender or their respective correspondents shall be responsible for:

                    (i) the use which may be made of any Letter of Credit or for any actions or omissions of the beneficiary of any Letter of Credit;

                    (ii) the existence or nonexistence of a default under any instrument secured or supported by any Letter of Credit or any other event which gives rise to a right to call upon any Letter of Credit;

                    (iii) the validity, sufficiency or genuineness of any document delivered in connection with any Letter of Credit, even if such document should in fact prove to be in any or all respects invalid, fraudulent or forged;

                    (iv) except as specifically required by a Letter of Credit, failure of any instrument to bear any reference or adequate reference to any Letter of Credit, or failure of documents to accompany any draft at negotiation, or failure of any person to note the amount of any draft on the reverse of any Letter of Credit or to surrender or take up any Letter of Credit; or

                    (v) errors, omissions, interruptions or delays in transmission or delivery of any messages by mail, cable, telegraph, wireless, or otherwise.

The Issuer, the Agent and the Lenders shall not be responsible for any act, error, neglect or default, omissions, insolvency or failure in the business of any of the correspondents of the Issuer, for any refusal by the Issuer or any of its correspondents to pay or honor drafts drawn under any Letter of Credit because of any applicable law, decree or edict, legal or illegal, of any governmental agency now or hereafter in force, or for any matter beyond the control of such Person. The happening of any one or more of the contingencies referred to in the preceding clauses of this Section shall not affect, impair or prevent the vesting of any of the rights or powers of the Issuer, the Agent and the Lenders under this Agreement or the obligation of Borrower to make reimbursements hereunder. In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, Borrower agrees that any action, not contrary to the terms of any Letter of Credit, which is taken by Issuer in issuing such Letter of Credit or by any correspondent of Issuer under or in connection with such Letter of Credit shall be binding on Borrower and shall not put Issuer or any of Issuer's correspondents under any resulting liability to Borrower unless it is the result of such Person's gross negligence or willful misconduct and Borrower makes a like agreement as to any inaction or omission on the part of Issuer or any of its correspondents unless it is the result of such Person's gross negligence or willful misconduct.

               (d)  No Duty to Inquire. Borrower agrees that Issuer is
                    ------------------
authorized and instructed to accept and pay drafts under any Letter of Credit without requiring, and without responsibility for, the determination as to the existence of any event giving rise to said draft, either at the time of acceptance of payment or thereafter, other than obtaining any documents expressly required by the Letter of Credit. Borrower agrees that Issuer is under no duty to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering such document or draft or making such a demand (whether by tested telex or otherwise). Borrower agrees to hold the Issuer, the Agent and the Lenders harmless from and indemnified against any liability or claim in connection with or arising out of the foregoing provisions and the subject matter of this Section 3.

               (e)  Reimbursement by Lenders. Issuer irrevocably agrees to grant
                    ------------------------
and hereby grants to each Lender, and, to induce Issuer to issue Letters of Credit hereunder, each Lender irrevocably agrees to accept and purchase and hereby accepts and purchases from Issuer, on the terms and conditions hereinafter stated, for such Lender's own account and risk an undivided interest equal to such Lender's Loan Share of Issuer's obligations and rights under each Letter of Credit issued hereunder and the amount of each draft paid by Issuer thereunder.

          SECTION #.  CONDITIONS OF LENDING.
                      ---------------------

               (a)  Initial Advance. (i) The Lenders shall have no obligation to
                    ---------------
make the initial Advance under the Working Capital Loan unless the Agent shall have received all of the following, at the Agent's office in Denver, Colorado, duly executed and delivered and in form and substance satisfactory to the Agent and its counsel:

                         (A) This Agreement, executed by Borrower, the Agent and the Lenders;

                         (B)  The Working Capital Notes;

                         (C) Counterparts of the Security Documents, duly executed and acknowledged by Borrower, together with the appropriate financing statements, as may be necessary or advisable under applicable law in order to perfect and maintain, to the full extent permitted by applicable law, the first priority liens and security interests created thereby;

                         (D) Evidence satisfactory to the Agent that all amounts outstanding under each of the First American Loan and the NationsBank Loan are being simultaneously paid in full from the proceeds of the Revolver/Term Facility, or, as to the NationsBank Loan, from the proceeds hereof, by Borrower and all commitments of the lenders thereunder have been terminated and released and the liens and security interests securing such loans have been or simultaneously herewith are being fully released or reconveyed;

                         (E) Results of UCC lien searches as to Borrower for the Secretaries of State of Arizona, Arkansas, Colorado, Kansas, Michigan, Texas and West Virginia and for the following counties:
          Crittenden County, Arkansas; Boyd, Greenup and Pike Counties, Kentucky and Wayne County, West Virginia, and for all other relevant filing jurisdictions as to the Collateral;

                         (F) Evidence that the Agent has been named as mortgagee/loss payee under all policies of casualty insurance, and as an additional insured under all policies of liability insurance, as required by Section 9(f);

                         (G) The Covenant Agreements, executed by the parties thereto;

                         (H) A duly executed and acknowledged subordination agreement between Resource Investors Management Company Limited Partnership and the Agent, in form and substance acceptable to the Agent;

                         (I) A certificate, dated the Loan Date and executed on behalf of Borrower by the president or a vice president of the General Partner, stating the substance of Subsections 4(a)(ii)(A), (C) and
          (D);

                         (J) A certificate, dated the Loan Date and executed on behalf of Borrower by an appropriate party, which shall certify to the correctness and completeness of the following exhibits attached thereto: copies of any partnership authorization of Borrower authorizing the execution of the Loan Documents and the consummation of the transactions contemplated herein and therein; copies of the limited partnership agreement of Borrower and all amendments thereto, and the certificate of limited partnership of Borrower;

                         (K) A certificate, dated the Loan Date and executed by the Secretary or assistant Secretary of the General Partner, which shall contain the names and signature of the officers of the General Partner authorized to execute the Loan Documents on behalf of the Borrower, and which shall certify to the correctness and completeness of the articles of incorporation and bylaws of the General Partner, and the resolutions duly adopted by the Board of Directors of the General Partner authorizing the execution of the Loan Documents and the consummation of the transactions contemplated herein and therein;

                         (L) Certificates from the Colorado Secretary of State as to the good standing of Borrower and of the General Partner; and

                         (M) All other documents and assurances which the Agent reasonably requires or which it may reasonably request in connection with the transactions contemplated by this Agreement, and such documents shall be certified, when appropriate, by proper authorities.

                   (ii) The Lenders shall have no obligation to make any Advances hereunder unless the following shall be true and correct on and as of the date of such Advance:

                         (A)  All representations and warranties contained in
          Section 8 and in the Security Documents shall be true on the Loan Date as if then given, and Borrower shall have performed or observed all terms, agreements, conditions and obligations hereunder and under the Security Documents to be performed or observed on or prior to the Loan Date;

                         (B) All legal matters incident to the Working Capital Loan shall be satisfactory to counsel to the Agent, and the Agent shall have received on the Loan Date a favorable opinion addressed to the Agent and the Lenders of (x) Barry Spector, Esq., counsel for Borrower, substantially in the form set forth in Exhibit E, together with the certificate provided for in such Exhibit, which opinion shall cover the matters set forth in Sections 8(a)(i), (ii) and (iii), (b),
          (c), (d), (e), (r) and (s), and such other matters as the Agent or its counsel may reasonably request, and (y) Rex M. Terry, Esq. of Hardin, Jesson, Dawson & Terry, local counsel for Arkansas; and P. Bruce Leslie, Esq. of McBrayer, McGinnis, Leslie & Kirkland, local counsel for Kentucky, substantially in the form of Exhibit F attached hereto;

                         (C) No Event of Default or Unmatured Event of Default shall have occurred and be continuing or would result from the making of the requested Advance; and

                         (D) Since December 31, 1991, there has been no material adverse change in the business, financial position or results of operations of Borrower.

               (b)  Subsequent Advances.The obligation of the Lenders to make
                    -------------------
subsequent Advances under the Working Capital Loan as set forth in Section 2 and issue Letters of Credit is subject to satisfaction of the conditions set forth in such Section and the following conditions precedent:

                    (i)    A certificate, dated the date of the requested
                       Advance or issuance of the Letter of Credit, and executed on behalf of Borrower by the president or a vice president of the General Partner, stating the substance of Subsections 4(a)(ii)(A), (C) and (D);

                    (ii)   All representations and warranties contained in
          Section 8 hereof and in the Security Documents shall be true on the date of such requested Advance as if then given, and Borrower shall have performed or observed all terms, agreements, conditions and obligations hereunder and under the Security Documents to be performed or observed on or prior to the date of such requested Advance;

                    (iii) No Event of Default or Unmatured Event of Default shall have occurred and be continuing or would result from the making of the requested Advance;

                    (iv) Since December 31, 1991, there has been no material adverse change in the business, financial position or results of operations of Borrower;

                    (v) All legal matters relating to the Loan Documents, such Advance and the consummation of the transactions contemplated thereby shall be reasonably satisfactory to the Agent's counsel; and

                    (vi) Such Advance shall not be prohibited by any laws or any regulation or order of any court or governmental authority or agency and shall not subject the Lender to any penalty or other onerous condition under or pursuant to any such law, regulation or order.

          SECTION #.  BORROWING BASE.
                      --------------
               (a)  Initial Borrowing Base. During the period from the date
                    ----------------------
hereof to the first Determination Date, the Borrowing Base shall be $4,343,278.00.

               (b)  Information. Within 10 days of the end of each calendar
                    -----------
month, commencing November 10, 1992, Borrower shall submit to the Agent, a "Borrowing Base Certification," which shall be substantially in the form of
 ----------------------------
Exhibit G hereto, incorporating the requested information as of the end of the
- ---------
month for the immediately preceding calendar month as to Borrower's Eligible Receivables, Eligible Hidro Gas Receivables, Eligible Product Inventory Value, Net Eligible Exchange Balances and Cash Collateral and such other information requested by the Agent, all in form and substance acceptable to the Agent relating to the Collateral, to be used by the Lenders in determining the Borrowing Base.

               (c)  Subsequent Determinations of Borrowing Base. (i) Subject to
                    -------------------------------------------
the other provisions of this Section 5(c), the Borrowing Base shall be designated on each Determination Date (as defined below) as the amount equal to the sum of:

                         (A) eighty percent (80%) of the Eligible Receivables, plus

                         (B) one hundred percent (100%) of the Eligible Hidro Gas Receivables, plus

                         (C) eighty percent (80%) of the Eligible Products Inventory Value, plus

                         (D) eighty percent (80%) of the Net Eligible Exchange Balances, plus

                         (E)  one hundred percent (100%) of the Cash  Collateral

          as set forth in the Borrowing Base Certification provided to Agent pursuant to Section 5(b); provided that the aggregate of the Eligible
                                    --------
          Products Inventory Value and the Net Eligible Exchange Balances included as components of the Borrowing Base shall never exceed $3,000,000 of the Borrowing Base in any calendar month (except that such $3,000,000 limit shall not apply in the months of August, September and October of any Fiscal Year); and provided further that
                                                         -------- -------
          if in any calendar month the Net Eligible Exchange Balances is a negative amount, then such negative amount will be deducted from the Eligible Products Inventory Value in determining the Borrowing Base for such calendar month.

                    (ii)   Lenders shall have five (5) days after the receipt of
                        a Borrowing Base Certification to dispute the calculation of the Borrowing Base in such Borrowing Base Certification. If either Lender disputes the calculation it shall give Agent notice thereof within the five-day period. If Agent has received notice from any Lender of any dispute, it shall within the same five-day period notify Borrower of such dispute and of the amount of the Borrowing Base as recalculated by the Lenders. The amount of the Borrowing Base as so recalculated by the Lenders and set forth in such notice shall take effect on the date specified therein which may not be earlier than the date on which such notice is received by Borrower and shall continue in effect until the next Determination Date. Any such recalculation shall be made by the Lenders in good faith based on the information in such Borrowing Base Certification and any other information available to the Lenders at the time in question regarding the Eligible Receivables, Eligible Hidro Gas Receivables, Eligible Product Inventory, Eligible Product Inventory Value, Net Eligible Exchange

                    Balances and Cash Collateral.
          The date on which the Borrowing Base is so designated either by Agent or by operation of the Borrowing Base Certification if Agent does not give timely notice objecting thereto, shall be called a "Determination Date". A Determination Date may occur during the period between the date on which a Request for Advance is submitted and the day on which such Advance is to be made. Until the Borrowing Base has been determined pursuant to this Section 5(c) for any period, the Borrowing Base shall be the amount determined pursuant to this Section 5 for the immediately preceding period.

                    (iii) If Borrower does not furnish to the Agent the information required by Section 5(b) by the date specified therein, the Agent may designate the Borrowing Base at any amount which the Lenders determine based on the relevant information then available to the Lenders and the Agent. The Agent may redesignate the Borrowing Base from time to time thereafter until the Lenders receive the required information, whereupon a new Borrowing Base shall be determined as described above.

          SECTION #.  BORROWING BASE DEFICIENCY. If the aggregate unpaid
                      -------------------------
principal amount outstanding under the Working Capital Notes plus the aggregate face amount of all outstanding Letters of Credit exceeds the Borrowing Base then in effect (the "Borrowing Base Deficiency"), Borrower shall take one of the
                -------------------------
following actions following receipt of notice from the Agent of the existence of such Borrowing Base Deficiency:

               (a)  Add Additional Collateral. Within 3 Business Days following
                    -------------------------
receipt of such notice from the Agent, provide sufficient additional collateral or security for the Working Capital Loan, in form and substance acceptable to the Lenders in their sole discretion; or

               (b)  Repay Excess Debt. Within 3 Business Days following receipt
                    -----------------
of such notice from the Agent, make a mandatory prepayment on the Working Capital Loan in accordance with Section 2(h) in an amount equal to the Borrowing Base Deficiency.

Failure of Borrower to comply with this Section 6 shall be an immediate Event of Default.

          SECTION #.  SECURITY. The repayment of the Working Capital Loan and
                      --------
the Working Capital Notes and all extensions and renewals thereof, and the performance of all obligations of Borrower hereunder, shall be secured by the Security Documents.

          SECTION #.  REPRESENTATIONS AND WARRANTIES. Borrower represents and
                      ------------------------------
  warrants to the Agent and each Lender that:

               (a)  Existence.
                    ---------

                    (i) Borrower is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Colorado, and is qualified to do business in Arkansas, Kentucky, Texas and West Virginia and in every other jurisdiction in which the nature of its business or the ownership of its assets requires such qualification and failure to so qualify could have a material adverse effect on Borrower, its business, operations, assets, property, prospects or condition (financial or otherwise);

                    (ii) Each of the Related Persons other than Borrower is duly organized, validly existing and in good standing under the laws of the state of its incorporation or formation and is qualified to do business in every jurisdiction in which the nature of its business or the ownership of its assets requires such qualification and failure to so qualify could have a material adverse effect on Borrower or such Related Person, its business, operations, assets, property, prospects or condition (financial or otherwise);

                    (iii) Each Related Person has the power and authority to own the property which it owns and to carry on its business as such business is now conducted; and

                    (iv) Each Related Person has all franchises, permits, licenses and similar agreements necessary to carry on its business as now conducted, and has not received any notices of default or termination under any of such agreements.

               (b)  Non-Contravention. The execution, delivery and performance
                    -----------------
by the Borrower of this Agreement, and the other Loan Documents and the borrowings hereunder and the consummation of the transactions contemplated herein and therein will not conflict with the limited partnership agreement or other organizational or governing documents of any Related Person, or conflict with or result in any breach of any mortgage, lien, lease, agreement, instrument, order, judgment, decree, law, rule, regulation or any other restriction of any kind or character to which any Related Person is a party or is subject or by which any Related Person or its properties are bound or affected or result in the creation or imposition of any lien, charge or encumbrance upon any property of any Related Person.

               (c)  Third Party Authorization. No consent, approval, exemption,
                    -------------------------
authorization or order of or other action by, and no notice to or filing with, any court or governmental authority or third party is required by any Related Person in connection with the execution, delivery or performance by Borrower of this Agreement, or any other Loan Document or to consummate any transactions contemplated hereby or thereby.

               (d)  Authorization; Binding Effect. Borrower has full power and
                    -----------------------------
authority to enter into this Agreement and the other Loan Documents. The execution and delivery of this Agreement, and the other Loan Documents, and the performance and observance of their terms, conditions and obligations, have been duly authorized by all necessary action by Borrower and the General Partner. This Agreement and the Working Capital Notes are, and the other Loan Documents when duly executed and delivered will be, legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights.

               (e)  Litigation. Except as disclosed in Exhibit H attached
                    ----------                         ---------
hereto, there are no actions, suits, proceedings or claims against any Related Person or the General Partner or any of their respective properties pending or, to the knowledge of Borrower, threatened before any court or by or before any governmental instrumentality, which could have a material adverse effect on the business, operations, property, prospects or condition (financial or otherwise) of any Related Person or the ability of Borrower to perform its obligations under this Agreement, or any of the other Loan Documents. There exists no default or breach by any Related Person with respect to any order, writ, injunction, decree or demand of any court or governmental instrumentality, nor does the execution, delivery or performance by Borrower of this Agreement or any of the other Loan Documents result in any such default or breach.

               (f)  Taxes. Each Related Person has filed all required tax
                    -----
returns and paid all taxes and other governmental charges or levies imposed upon or against it or its properties, including the Security Agreements and the Collateral, or profits before the same became in default, except those being contested in good faith and by appropriate proceedings, for which adequate reserves have been set up by such Person, and for which there is no risk of loss of any of the Collateral.

               (g)  Liens. All property and assets of Borrower are free and
                    -----
clear of all liens and encumbrances except (i) the liens permitted by Section 10(b) hereof, and (ii) the liens pursuant to the First American Loan and the NationsBank Loan both of which will be released simultaneously with the execution of this Agreement.

               (h)  Names and Places of Business. No Related Person has been
                    ----------------------------
known by, or used any other partnership, trade, or fictitious name. The chief executive office and principal place of business of Borrower and the General Partner have been located at the address of Borrower set out in Section 14(b) for at least the four months immediately preceding the date hereof. The places where Borrower keeps its books and records concerning the Collateral is at Borrower's address set forth for notices in Section 14(b), and has been there for at least the four months immediately preceding the date hereof.

               (i)  Use of Proceeds. The proceeds of the Working Capital Loan
                    ---------------
shall be used solely for working capital purposes of Borrower, including repayment in full of any outstanding loans or obligations under the NationsBank Loan, and the issuance of standby Letters of Credit pursuant to the terms of this Agreement. In no event shall funds from any Advance be used directly or indirectly by any Person for personal, family, household or agricultural purposes.

               (j)  Other Obligations. No Related Person has any outstanding
                    -----------------
Debt of any kind (including contingent obligations, tax assessments, and unusual forward or long-term commitments) which is, in the aggregate, material to such

Related Person or material with respect to Borrower's Consolidated financial condition and not shown in the Initial Financial Statements.

               (k)  Full Disclosure. No certificate, statement, report or other
                    ---------------
information delivered herewith or heretofore by any Related Person or the General Partner to Agent or the Lenders in connection with the negotiation of this Agreement or in connection with any transaction contemplated hereby contains any untrue statement of a material fact or omits to state any material fact known to such Person necessary to make the statements contained herein or therein not materially misleading as of the date made or deemed made. There is no fact known to any Related Person or the General Partner that has not been disclosed to the Agent or the Lenders in writing that could materially and adversely affect Borrower's properties, business, prospects or condition (financial or otherwise).

               (l)  Margin Stock. No Related Person is engaged principally, or
                    ------------
as one of its important activities, in the business of extending credit to others for the purpose of purchasing or carrying any "margin stock" or any "margin securities" (as such terms are defined respectively in Regulation U and Regulation G promulgated by the Board of Governors of the Federal Reserve System).

               (m)  ERISA. Neither Borrower nor any member of its Controlled
                    -----
Group maintains, or has ever maintained any ERISA Plan. Borrower and the members of its Controlled Group are in compliance with ERISA and the Code in all material respects as to all employee benefit plans maintained by Borrower and the members of its Controlled Group. Neither Borrower nor any member of its Controlled Group is, or has ever been, required to contribute to, or has, or has ever had, any other absolute or contingent liability in respect of, any "multiemployer plan" as defined in Section 4001 of ERISA. Neither the Borrower nor any member of its Controlled Group has ever represented, promised, or contracted (whether in oral or written form) to any current or former employee (either individually or as a group) that such current or former employee(s) would be provided, at any cost to any member of the Controlled Group, with any employee welfare benefits (within the meaning of Section 3(1) of ERISA) following retirement or termination of employment. All members of the Controlled Group have complied in all material respects with the notice and continuation coverage requirements of Section 4980B of the Code.

               (n)  Security Documents. The warranties and representations
                    ------------------
contained in the Security Documents are true and correct in all material respects.

               (o)  Compliance with Laws. Each Related Person is in material
                    --------------------
compliance with all laws, rules and regulations, and determination of any arbitrator or governmental authority applicable to or binding upon it or any of its property or to which it or any of its property is subject.

               (p)  Financial Condition. The Initial Financial Statements fairly
                    -------------------
present Borrower's financial position at the date thereof and the results of Borrower's operations and cash flows for the period thereof. Since December 31, 1991, there has been no material adverse change in the business, financial position or results of operations of Borrower.

               (q)  Environmental Matters. (i) The operations of each Related
                    ---------------------
Person comply in all material respects with all federal, state or local laws, statutes, rules, regulations, and all administrative orders, licenses, authorizations and permits of any governmental authority, relating to environmental or public health and safety; (ii) none of the operations of any Related Person is the subject of federal, state or local investigation evaluating whether any material remedial action is needed to respond to a release of any hazardous or toxic waste, substance or constituent into the environment; (iii) no Related Person has (and to the best knowledge of Borrower, nor has any other person) filed any notice under any federal, state or local law indicating that such Person is responsible for the release into the environment, or the improper storage, of any material amount of any hazardous or toxic waste, substance or constituent or that any such waste, substance or constituent has been released, or is improperly stored, upon any property of such Person; and
(iv) no Related Person otherwise has any known material contingent liability in connection with the release into the environment, or the improper storage, of any such waste, substance or constituent.

               (r)  Investment Company Act. No Related Person is an "investment
                    ----------------------
company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

               (s)  Public Utility Holding Company Act. No Related Person is a
                    ----------------------------------
"holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

               (t)  Title to Properties; First Priority Security Interest. Each
                    -----------------------------------------------------
Related Person and the General Partner have good and indefeasible title to all of their respective material properties and assets, free and clear of all liens except those permitted by Section 10(b) hereof. Upon filing and recording of the Security Agreements and the related financing statements in the locations specified in the opinions provided to the Lenders pursuant to Section 4(a)(ii)(B) hereof, the Agent, on behalf of the Lenders will have a perfected first priority lien or security interest in all of the Collateral.

               (u)  Partners, Shareholders and Subsidiaries of Borrower and of
                    ----------------------------------------------------------
Related Persons. The General Partner is the sole general partner of Borrower.
- ---------------
The identity of the limited partners of Borrower and their respective limited partnership interests are set forth in Exhibit I hereto and the identity and
                                       ---------
percentage ownership interest of the shareholders of the General Partner are set forth in Exhibit I. Borrower does not presently have any Subsidiaries or own any
         ---------
stock or equity interest in any corporation, partnership, joint venture or association, except for Borrower's interests in the Florida Mesa Project and except, after the date hereof, interests acquired as permitted by Section 10(e) hereof.

               (v)  Location of Inventory. The location of all of Borrower's
                    ---------------------
Products and inventory is set forth in Exhibit J hereto.
                                       ---------

               (w)  Eligibility of Items Included in Borrowing Base. Borrower
                    -----------------------------------------------
represents and covenants to and with the Agent and Lenders that each item included in a Borrowing Base Certificate at any time and from time to time is one of the following: an Eligible Receivable, an Eligible Hidro Gas Receivable, Eligible Product Inventory, an Eligible Exchange Balance or Cash Collateral.

          SECTION #.  AFFIRMATIVE COVENANTS. Until payment in full of the
                      ---------------------
Working Capital Loan and termination of all Commitments by the Lenders to make Advances hereunder, without the prior written consent of the Required Lenders:

               (a)  Payment and Performance of Working Capital Loan. Borrower
                    -----------------------------------------------
shall duly and punctually pay or cause to be paid in lawful money of the United States, the principal and interest on the Working Capital Loan upon the dates, at the place and in the manner set forth in Section 2 hereof, and perform and observe all other obligations of Borrower under this Agreement and the other Loan Documents.

               (b)  Financial Statements. Each of the Related Persons shall keep
                    --------------------
proper books of record and account in which full, true and correct entries will be made of all business, dealings and affairs in accordance with GAAP, and Borrower shall deliver to the Agent sufficient copies for each Lender, at Borrower's expense and in an acceptable format:

                    (i) Within 120 calendar days after the end of each Fiscal Year, complete audited annual financial statements of Borrower, together with all notes thereto, prepared in reasonable detail in accordance with GAAP, together with an unqualified opinion, based on an audit conducted by Price Waterhouse or other independent certified public accountants selected by Borrower and acceptable to the Lenders, stating that such financial statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise required due to changes in GAAP);

                    (ii) Within 45 calendar days after the end of each calendar month, an unaudited monthly income statement, balance sheet and statement of cash flows for the subject month, prepared in reasonable detail and in accordance with GAAP;

                    (iii) Together with delivery of each of the financial statements described in Subsection (i) and (ii) above, a certificate signed by the president or chief financial officer of the General Partner of Borrower in the form of Exhibit K attached hereto, stating
                                             ----------
          that he or she has read this Agreement and made all other necessary investigations, attesting to the authenticity of such financial statements, showing the calculation of and compliance with the financial covenants contained in this Agreement, and stating that in making the examination and reporting on such financial statements, he or she concluded that there did not exist any condition or event at the end of such Fiscal Year or at the time of such certificate which constituted an Event of Default or an Unmatured Event of Default, or, if such condition or event existed, specifying the nature and period of existence of any such condition or event;

                    (iv) Within 120 calendar days after the end of each Fiscal Year, annual unaudited Consolidated financial statements of the General Partner, together with all notes thereto, prepared in reasonable detail in accordance with GAAP applied on a basis consistent with prior years; provided, however, that if the General
                                       --------  -------
          Partner has an audited financial statement prepared for any reason, at any time, then such audited financial statement shall be promptly furnished to the Agent together with any opinion obtained from its independent certified public accountants relating thereto;

                    (v) As soon as available, and in any event within 10 days after the end of each month, a Borrowing Base Certification as provided in Section 5(b);

                    (vi) Within 30 days after the same are filed, copies of all financial statements, registration statements and regular, periodical or special reports that any Related Person or the General Partner may make to, or file with, the Securities and Exchange Commission or any stock exchange; and

                    (vii) Within 30 days, such additional financial and other information as any of the Agent or either of the Lenders may from time to time reasonably request, including without limitation reasonable detail with respect to the information provided on an aggregate basis.

               (c)  Preservation of Existence, Etc. (i) Borrower shall maintain
                    -------------------------------
  in full force and effect Borrower's existence as a limited partnership and its good standing under the laws of the State of Colorado and its right to transact business in the States of Arkansas, Kentucky, Texas and West Virginia; and (ii) each Related Person shall maintain its good standing under the laws of the state of its formation and its right to transact business in all states where its activities and ownership of assets are such that qualification to transact business is necessary under the laws of such states and failure to so qualify could have a material adverse effect on such Person or on Borrower, or on Borrower's business, property, prospects, assets, operations or condition (financial or otherwise).

               (d)  Maintenance of Property. Borrower shall maintain, preserve,
                    -----------------------
protect and keep in good repair and in good working order and condition the Collateral; and each Related Person shall maintain all other properties, real or personal, used or useful in its business in good repair and in good working order and condition.

               (e)  Payment of Other Obligations. (i) Each Related Person shall
                    ----------------------------
duly and punctually pay and discharge (A) all taxes, assessments and other governmental charges assessed against or imposed upon or with respect to such Person or its properties or assets prior to the date when they shall become delinquent unless the same are being contested in good faith and by appropriate proceedings and appropriate reserves have been established in accordance with GAAP and there is no risk of loss of any of the Collateral; (B) all charges for labor, materials and supplies which if unpaid might become a lien against any part of the property of such Person unless the same are being contested in good faith and by appropriate proceedings and appropriate reserves have been established in accordance with GAAP and there is no risk of loss of any of the Collateral; and (C) all federal and state social security, worker's compensation and similar taxes, payments and contributions for which such Person may be liable, before the same become delinquent unless the same are being contested in good faith and by appropriate proceedings and appropriate reserves have been established in accordance with GAAP and there is no risk of loss of any of the Collateral; and

                    (ii) duly and punctually pay all Debt obligations (principal and interest), including without limitation, accounts payable and lease obligations, unless the same are being contested in good faith and by appropriate proceedings and appropriate reserves have been established in accordance with GAAP.

               (f)  Insurance. Each Related Person shall keep all of its
                    ---------
insurable property, real and personal, adequately insured at all times against fire and against such other risks as are customarily insured against by similar businesses of a comparable size, and fully insure against its employer's and public liability risks in financially sound and reputable insurance companies, all in such amounts and upon such terms and conditions, including deductibles, consistent with industry standards. Each insurance policy covering Collateral shall be endorsed (i) to provide for payment of losses to the Agent for the benefit of the Lenders as its interests may appear, (ii) to provide that such policies may not be cancelled, reduced or affected in any manner for any reason without fifteen days prior notice to the Agent, (iii) to provide for any other matters specified in any applicable Security Document or which the Lenders or the Agent may reasonably require; (iv) to provide for insurance against fire, casualty and any other hazards normally insured against, in the amount of the full value (less a reasonable deductible not to exceed amounts customary in the industry for similarly situated businesses and properties) of the property insured, and (v) business interruption insurance in an amount equal to the cost of operating Borrower's business as reasonably determined by Borrower for a six-month period, which may change from time to time depending upon Borrower's costs of operation at the time in question. Each Related Person shall at all times maintain adequate insurance against its liability for injury to persons or property, which insurance shall be by financially sound and reputable insurers. A true and complete list of all currently existing insurance of Borrower has been furnished to the Agent prior to the date hereof. It is understood, and Agent and Lenders agree, that based on existing circumstances Borrower has no obligation to insure inventory.

               (g)  Inspection of Property, Books and Records; Confidentiality
                    ----------------------------------------------------------
Agreement. Borrower shall permit the Agent's and any Lender's duly authorized
- ---------
officers, employees and agents to inspect (and make copies of or abstracts therefrom) the Collateral and the other property, books and records of Borrower and to discuss Borrower's affairs, finances and accounts with Borrower's officers and its independent accountants, and furnish any other data which the Agent or any Lender may reasonably request, all at the expense of Borrower and at any reasonable time and as often as the Agent or any Lender may reasonably request; provided that Borrower shall not be liable for expenses arising out of
         -------- ----
the gross negligence or willful misconduct of the inspecting party; provided,
                                                                    --------
further, that Borrower shall not be required to give access to any party
- -------
inspecting the property subject to any of the Mortgages, if such inspecting party refuses or is unwilling or unable to comply with the reasonable safety requirements of Borrower relating to the property to be inspected. Each Lender agrees that, until the occurrence of an Event of Default, it will take all reasonable steps to keep confidential any proprietary information given to it by any Related Person, including without limitation any environmental information or reports pertaining to the property subject to the Mortgages; provided,
                                                                --------
however, that this restriction shall not apply to information which (i) has at
- -------
the time in question entered the public domain, (ii) is required to be disclosed by law or by any order, rule or regulation (whether valid or invalid) of any court or governmental agency, or authority, (iii) is disclosed to such Lender's external auditors, (iv) is disclosed to such Lender's affiliates', agents or attorneys, or (v) is furnished to purchasers or prospective purchasers of participations or other interests in the Working Capital Loan or the Working Capital Notes; provided that before making the disclosures described in the
               -------- ----
immediately preceding clauses (iv) and (v), such Lender shall direct in writing the Persons to whom such proprietary information is to be disclosed to comply with the confidentiality provisions set forth in this Section 9(g). Borrower agrees that if either Lender breaches its confidentiality agreement contained in this Section 9(g), Borrower's exclusive remedy shall be an action for actual damages and such breach shall not be asserted in any action for payment hereunder or under the Working Capital Notes or in a foreclosure of any of the Security Documents.

               (h)  Notices. Borrower shall give written notice to the Agent
                    -------
within 3 days after a Responsible Person becomes aware of any of the following:

                    (i) Any material adverse change in the business, property, prospects, assets, operations or condition (financial or otherwise), of Borrower or any other Related Person;

                    (ii)   Any Event of Default or Unmatured Event of Default;

                    (iii) The institution of any litigation or other proceeding before any governmental body or official against any Related Person or any of their respective assets and any developments in any pending litigation or other proceeding before any governmental body or official that could materially affect Borrower or such Related Person, its business, property, prospects, assets, operations or condition (financial or otherwise);

                    (iv) Any existing or pending investigation or inquiry by any governmental authority in connection with any applicable Environmental Laws (as such term is defined in the Mortgages);

                    (v) The institution of, or material development in, any litigation affecting any of the Collateral, or any other dispute or claim that could have a material adverse effect on any of the Collateral or the calculation of the Borrowing Base;

                    (vi) Any fact that causes or may cause the Agent, on behalf of the Lenders, or the Lenders to fail to have a valid, enforceable and perfected first priority lien on or security interest in any of the Collateral, except as expressly permitted by this Agreement or the Security Documents and except as a result of the acts or omissions of the Agent or either Lender; or

                    (vii) The shut-down of any natural gas liquids processing facility owned or leased by Borrower for a period of 48 consecutive hours or more or of any planned shut-down of any such facility that is expected to be in effect for a period of 48 consecutive hours or more (notice of any actual shut-down shall be given to Agent within 24 hours after the occurrence thereof and notice of any such planned shut-down shall be given to Agent in advance).

               (i)  Compliance with Laws. Each Related Person shall comply in
                    --------------------
all material respects with all applicable laws, statutes, rules and regulations of the United States and of any state or municipality, and of any official, arbitrator or governmental authority, in respect of the conduct of business and ownership of property by such Person.

               (j)  Further Assurances. Borrower shall promptly and, insofar as
                    ------------------
not contrary to applicable law, at Borrower's own expense, (i) file and refile in such offices, at such times and as often as may be reasonably necessary, every instrument and every amendment thereto, and take such other action, as may be reasonably necessary or desirable to create, perfect, maintain and preserve all liens and security interests intended to be created by Borrower under the Security Documents in favor of the Agent for the benefit of the Lenders or in favor of the Lenders and to protect and preserve the rights and remedies of the Agent and the Lenders thereunder, (ii) furnish to the Agent evidence reasonably satisfactory to the Agent of all such filings and refilings, (iii) otherwise do all things necessary or expedient to be done to effectively create, perfect, maintain and preserve the liens and security interests intended to be created by the Security Documents as a lien on real property and fixtures and a security interest in personal property and fixtures, and (iv) pay all fees and expenses (including counsel fees) incident to this Agreement and in compliance with this Section. In addition, Borrower covenants and agrees that if all or any part of the Working Capital Loan becomes subject to the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as it may be amended from time to time, or other governmental regulation requiring appraisals, surveys or similar requirements as to all or any part of the Collateral, Borrower shall promptly provide the Agent and the Lenders with any appraisals, surveys or other items required to have the Working Capital Loan be in compliance with all applicable state and federal laws, at its sole cost and expense.

               (k)  Current Ratio. Borrower shall maintain a Current Ratio of
                    -------------
not less than 1.1 to 1.0.

               (l)  Funded Debt to Total Capitalization. Borrower's Funded Debt
                    -----------------------------------
shall not exceed 65% of its Total Capitalization.

               (m)  Tangible Net Worth. Borrower shall maintain a Tangible Net
                    ------------------
Worth equal to or greater than the sum of $15,000,000 plus 25 percent of consolidated net income determined in accordance with GAAP and earned by Borrower after December 31, 1991 (but excluding any net losses).

               (n)  Fixed Charge Coverage Ratio. Borrower shall maintain a Fixed
                    ---------------------------
Charge Coverage Ratio, determined as of the end of any Fiscal Quarter, commencing with the Fiscal Quarter ending December 31, 1992, calculated on a rolling four quarter basis, of not less than 1.5.

               (o)  Environmental Matters. No Related Person shall cause or
                    ---------------------
permit the use or storage of Hazardous Substances or Solid Waste (as such terms are defined in the Mortgages) on, in or in connection with such Persons's properties or disposal of Hazardous Substances or Solid Waste from such Person's properties, except in full compliance with all Environmental Laws (as such term is defined in the Mortgages), or make any use of such Person's properties that results in any requirement that such Person apply for or obtain a permit under RCRA (as such term is defined in the Mortgages) or other Environmental Law for the treatment, storage or disposal of Hazardous Substances or Solid Waste. Borrower covenants and agrees to keep or cause each Related Person's properties to be kept free of any Hazardous Substances or Solid Waste except in full compliance with all Environmental Laws, and, promptly upon the discovery that the presence of any such substance on any of their respective properties is not in full compliance, to remove the same (or if removal is prohibited by law, to take whatever action is required by law) at Borrower's sole expense.

          SECTION #.  NEGATIVE COVENANTS. Until payment in full of the Working
                      ------------------
Capital Loan and termination of all Commitments by the Lenders to make advances hereunder, neither Borrower nor any of the other Related Persons shall, without the prior written consent of the Required Lenders:

               (a)  Debt. Create, incur, assume or permit to exist any Debt,
                    ----
except:

                    (i)   The Working Capital Loan and the Revolver/Term
          Facility;

                    (ii) Debt incurred to finance the acquisition or construction by Borrower of one or more projects consistent with Borrower's covenant contained in Section 10(e) hereof and for which recourse is limited to the property included in the project and is non-recourse to Borrower and the Collateral;

                    (iii) Obligations under leases, whether capital or operating leases, provided that the obligations payable in any one
                            -------- ----
          year do not, in the aggregate, exceed $2,000,000;

                    (iv) Debt incurred pursuant to Borrower's or any Related Person's hedging activities related to such Person's line of business in the futures or commodities market such that (A) the liability under open lines of credit to finance futures contracts, commodities and/or options contracts does not exceed $1,000,000 in the aggregate at any one time outstanding, and (B) recourse is limited to Borrower's or any Related Person's position in futures contracts;

                    (v) Current accounts and charges, payable or accrued, incurred in the ordinary course of Borrower's or any Related Person's business; and

                    (vi) Debt under the RIMCO Loan in a maximum principal amount not to exceed at any one time outstanding (A) $11,500,000 from the date hereof through and including December 1, 1992, and (B) $500,000 thereafter.

               (b)  Liens. Create, assume or permit to exist any mortgage,
                    -----
          pledge, security interest, lien or other encumbrance upon any Related Person's properties or assets, whether now owned or hereafter acquired, real or personal, except:

                    (i)    The Security Documents;

                    (ii) Liens for taxes not delinquent or being contested in good faith and by appropriate proceedings and for which adequate reserves have been set aside on such Person's books;

                    (iii) Operator's, mechanic's, workmen's, materialmen's and other like liens arising in the Ordinary Course of Business in respect of obligations not overdue or which are being contested in good faith and by appropriate proceedings and for which adequate reserves have been set aside on such Person's books and for which there is no risk of loss of any of the Collateral;

                    (iv) Liens or encumbrances, if any, permitted by the Security Documents; and

                    (v)    Liens securing Debt permitted by Section 10(a) above.

               (c)  Guaranty Obligations. Assume, guarantee, endorse or
                    --------------------
otherwise become or be contingently liable (by direct or indirect agreement, contingent or otherwise, or by operation of law, to provide funds for payment, to supply funds to, or otherwise invest in, a debtor, or otherwise assure a creditor against loss) for the Debt, obligation, undertaking or other liability of any other Person, or otherwise become or be responsible in any manner (whether by agreement to purchase any obligations, stock, assets, goods or services, or to supply or advance any funds, assets, goods or services, or otherwise) with respect to any undertaking of any other Person, except (i) guarantees by Borrower of Debt incurred by MarkWest Energy Partners, Ltd. in connection with the Florida Mesa Project so long as such guarantees do not exceed $1,000,000 in the aggregate at any one time, and (ii) endorsements of negotiable instruments for deposit or collection and similar transactions in the ordinary course of its business.

               (d)  Loans and Advances. Make any loans or advances to any
                    ------------------
Person, except for (i) accounts receivable or notes receivable arising from the sale or lease of goods or services in the Ordinary Course of Business; (ii) as part payment in the Ordinary Course of Business on its ordinary equipment rental, repair, replacement and operating needs, or (iii) loans and advances to officers and employees of Borrower to the extent and in the amount reflected in Exhibit L.

               (e)  Limitation on Investments and New Businesses. (i) Make any
                    --------------------------------------------
expenditure or commitment or incur any obligation or enter into or engage in any transaction except in the Ordinary Course of Business, (ii) engage directly or indirectly in any business or conduct any operations except in connection with gas processing and gathering, gas liquids fractionation, gas and gas liquids marketing, MTBE manufacturing, refining and marketing and gasoline blending and oil and gas exploration and production, (iii) make any acquisitions of or capital contributions to or other investments in any Person unless the following conditions are satisfied: (A) the investment is in a Person engaged in any of the businesses described in (e)(ii) above, and (B) Agent has received

10 days' advance notice of such investment. Notwithstanding the foregoing, the Related Persons may make (1) investments in open market commercial paper, maturing within 365 days after acquisition thereof, which has a credit rating of at least A-2 or P-2 by either Standard & Poor's Corporation or Moody's Investors Service, Inc., (2) marketable obligations issued or unconditionally guaranteed by the United States of America or an instrumentality or agency thereof and entitled to the full faith and credit of the United States of America, and (3) demand deposits, time deposits (including certificates of deposit), repurchase agreements, Eurodollar time deposits or bankers' acceptances, maturing in each case within 12 months from the date of deposit thereof, with a domestic office of either Lender.

               (f)  Mergers and Consolidations. Merge or consolidate into or
                    --------------------------
with any Person, or sell, lease, convey, transfer or otherwise dispose of all or a substantial part of its assets to or with any Person, except: (i) a merger or consolidation in connection with the acquisition by Borrower of property or facilities as a result of a stock or equity transaction in the ordinary course of its business and after the consummation of which Borrower is the surviving entity; (ii) a merger or consolidation of any Consolidated Subsidiary of the Borrower with or into the Borrower, provided that the Borrower shall be the
                                    --------
continuing or surviving corporation; in both cases, so long as no Event of Default or Unmatured Event of Default has occurred or is continuing or would be caused by the consummation of such merger or consolidation and Agent receives within 10 days after such merger or consolidation a certificate from the chief financial officer or any Vice President of the General Partner that Borrower is in compliance with the provisions of this Agreement.

               (g)  Location of Inventory. Borrower shall not store any of its
                    ---------------------
Products or inventory except at the locations described in Exhibit J hereto without giving the Agent notice of a change within 30 days thereof and the execution of any and all Security Documents the Agent and its counsel deem necessary or desirable to grant a perfected first priority lien in favor of Agent for the benefit of the Lenders in such Products or inventory; notwithstanding the foregoing, Borrower shall not, under any circumstances, store any of its Products or inventory in a location outside of the United States.

               (h)  Burdensome Undertakings. Undertake, or become contractually
                    -----------------------
bound to undertake, any action not in the Ordinary Course of Business that could materially adversely affect Borrower or its business, properties, prospects, assets, operations or condition (financial or otherwise).

               (i)  Change in Location of Business. Move its place of business
                    ------------------------------
or chief executive office or the place where Borrower keeps its books and records concerning the Collateral (including, without limitation, the records with respect to its accounts and contract rights), from one state to another without giving the Agent 45 days' prior written notice of the proposed new location thereof.

               (j)  Restricted Distributions. Make any dividends or
                    ------------------------
distributions of assets or declare or pay any cash or liquidating distribution or dividends or make any other distribution to any of its partners or shareholders, other than the following:

                    (i) Whether or not an Event of Default or Unmatured Event of Default has occurred or is continuing, Borrower may make distributions to each of its partners in an amount equal to such partner's estimated federal and state income tax liabilities (assuming each partner is taxable at the maximum marginal income tax rates) resulting from such partner's interest in Borrower. Such distribution shall not occur earlier than 30 days prior to the date such payments are due;

                    (ii) So long as a Borrowing Base Deficiency does not exist and no Event of Default or Unmatured Event of Default has occurred, Borrower may make distributions in an aggregate cumulative amount not to exceed 75 percent of Borrower's net income, determined in accordance with GAAP and computed on a cumulative basis for all periods since December 31, 1991, taking into account allowable distributions previously declared or made since December 31, 1991; provided, however, that such distributions are allowable so long as
          --------  -------
          they would not cause Borrower to be in contravention of the financial covenants contained in Sections 9(k), (l), (m) and (n); and

                    (iii) As to any Subsidiary of Borrower, the foregoing restrictions of this Section 10(j) shall not apply.

               (k)  Disposition of Assets. Sell, transfer, lease, exchange or
                    ---------------------
          otherwise dispose of any of its assets, real or personal, except as follows:

                    (i) sales, transfers, leases, exchanges or other dispositions of assets by Borrower or any other Related Person in the Ordinary Course of Business; and

                    (ii) sales, transfers, leases, exchanges or other dispositions of assets by Borrower and the other Related Persons not in the Ordinary Course of Business, so long as such transaction is on fair and reasonable terms and the proceeds from all such transactions do not exceed $250,000 in the aggregate in any calendar year.

               (l)  ERISA. Establish, maintain or contribute to any ERISA Plans
                    -----
or incur any obligation to contribute to any "multiemployer plan" as defined in
Section 4001 of ERISA or represent, promise, or contract (in oral or written form) to any current or former employee (individually or as a group) that such current or former employee(s) would be provided, at any cost to any member of the Controlled Group, with any employee welfare benefits (as defined in Section 3(1) of ERISA) following retirement or termination of employment.

               (m)  Use of Proceeds. Use any funds from the Working Capital Loan
                    ---------------
directly or indirectly for the purpose, whether immediate, incidental or ultimate, of purchasing, acquiring or carrying any "margin stock" or any "margin securities" (as such terms are defined respectively in Regulation U and Regulation G promulgated by the Board of Governors of the Federal Reserve System) or to extend credit to others directly or indirectly for the purpose of purchasing or carrying any such margin stock or margin securities.

               (n)  Transactions with Affiliates. Enter into any transaction
                    ----------------------------
with any Affiliate, except any transaction that is in the ordinary course of such Related Person's business and that is upon fair and reasonable terms no less favorable to such Related Person than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of such Related Person.

               (o)  Contracts; Take-or-Pay Agreements. Amend or modify the
                    ---------------------------------
Columbia Contracts in any manner or permit any of them to be amended or modified or any term waived by any party thereto or assign any of its rights thereunder. Enter into any "take-or-pay" contract or other contract which requires it to pay for oil, gas, other hydrocarbons or other minerals prior to taking delivery thereof, provided that Borrower may enter into such contracts so long as the
         --------
term thereof does not exceed one year, and provided further that Borrower may
                                           -------- -------
enter into such contracts if the products purchased thereunder are needed by the associated facility at the time of delivery thereof. Examples of permitted contracts include (i) futures contracts to hedge (but not speculate) against future changes in prices and (ii) reciprocal exchange agreements or back to back contracts in which Borrower avoids the cost of all or a portion of the cost of transportation of natural gas or natural gas liquids (in this subsection called "gas and liquids") processed by it by exchanging such gas and liquids for gas and liquids processed by others which are closer in location to Borrower's ultimate purchaser. Examples of prohibited contracts include: (1) essentially speculative contracts entered into primarily in hopes of benefitting from price changes and (i) providing for the purchase of gas and liquids not covered by a back to back contract permitting an exchange or sale thereof within 180 days after the date of purchase or (ii) providing for the purchase of gas and liquids that will not be consumed in Borrower's operations within 180 days after the purchase thereof; and (2) contracts for the future sale or purchase of gas or liquids that are not for the purpose of facilitating the ultimate sale of gas or liquids owned, distributed or processed by Borrower. Notwithstanding the foregoing provisions of this section, Borrower may enter into speculative contracts not related to Borrower's operations primarily in hopes of benefitting from price changes so long as the aggregate liability (including contingent or potential liability) and costs of Borrower thereunder do not exceed $1,250,000 at any time.

               (p)  Amendments to Organizational Documents. Amend the
                    --------------------------------------
partnership agreement of Borrower or any other organizational documents of any Related Person.

               (q)  Amendments to RIMCO Loan Documents. Amend, modify or waive,
                    ----------------------------------
or consent or acquiesce in the amendment, modification, or waiver of any term or provision of any document evidencing or securing the RIMCO Loan, or any other document executed in connection with the RIMCO Loan.

          SECTION #.  EVENTS OF DEFAULT. The occurrence of any of the following
                      -----------------
shall constitute an event of default ("Event of Default") hereunder:
                                       ----------------

               (a)  Non-Payment. Failure by Borrower to (i) pay any installment
                    -----------
of principal of, or interest on, the Working Capital Notes, any fees or other amounts payable hereunder or under the Working Capital Notes or any of the Security

Documents within three Business Days after its due date, or (ii) comply with the provisions of Section 6 within the 3-day period set forth therein.

               (b)  Certain Defaults. Failure by Borrower to perform or observe
                    ----------------
any term, covenant, agreement, condition or provision contained in any of Sections 9(b), (c)(ii), (g), (h), (k), (l), (m) or (n), or Sections 10(a) through (q), inclusive.

               (c)  Other Defaults. Failure by Borrower to perform or observe
                    --------------
any other covenant, agreement, condition or provision contained in this Agreement or in the Working Capital Notes (which covenant, agreement, condition or provision is not included in Subsection 11(a) or (b)) and such failure continues unremedied for a period of 30 days.

               (d)  Representation or Warranty. Any representation or warranty
                    --------------------------
of the Borrower, whether contained in this Agreement or in any certificate or other writing required or contemplated by this Agreement or in the Security Agreement, or any representation or warranty of any party to a Covenant Agreement shall be false or misleading in any material respect as of the date made or deemed made.

               (e)  Security Documents and Covenant  Agreements.
                    -------------------------------------------

                    (i) Occurrence of any of the events of default defined in any of the Security Documents or Covenant Agreements.

                    (ii) Any of the Security Documents shall for any reason (other than pursuant to the terms thereof or as a direct result of any act or omission of Lenders or Agent) cease to create a valid security interest in the collateral purported to be covered thereby or such security interest shall for any reason cease to be a perfected and first priority lien and security interest, subject only to those matters expressly permitted by Section 10(b) hereof or by the applicable Security Document.

                    (iii) Any of the Covenant Agreements shall cease to be in full force and effect.

                    (iv) Failure of the General Partners or John Fox, as applicable, to perform or observe any covenant, agreement, condition or provision contained in its or his respective Covenant Agreement.

                    (v) Failure by Borrower to perform or observe any term, covenant, agreement, condition or provision contained in the Security Agreement.

               (f)  Judgments. Any money judgment, writ or warrant of
                    ---------
attachment, or similar process in an amount of $250,000 (in the aggregate) or more shall be entered or filed against any Related Person or any of its assets and shall remain unvacated, unbonded or unstayed for a period of 30 calendar days, or in any event later than five calendar days prior to the date of any proposed sale thereunder.

               (g)  Insolvency. Any Related Person or the General Partner shall
                    ----------
become insolvent, admit in writing its inability to pay its debts as they mature, or make an assignment for the benefit of creditors; or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee otherwise shall be appointed and shall not be discharged within 30 calendar days after such appointment.

               (h)  Bankruptcy, Etc.. Bankruptcy, insolvency, reorganization or
                    ----------------
liquidation proceedings or other proceedings for relief under any bankruptcy law or any other law for the relief of debtors shall be instituted by or against any Related Person or the General Partner (except for an involuntary petition against any Related Person or the General Partner, which shall not constitute an Event of Default if such petition is vacated or dismissed within 15 Business Days after the filing thereof), or any order, judgment or decree shall be entered against any Related Person or the General Partner decreeing its dissolution or division.

               (i)  Cross-Default. Any event of default shall occur as to any
                    -------------
other agreement now or hereafter existing relating to extensions of credit to any Related Person or the General Partner by the Lenders or either of them, including without limitation the Revolver/Term Facility, or by any third party, including without limitation, the RIMCO Loan, or any event which with the passage of time or giving of notice, or both, would permit the holder or holders of such indebtedness to cause such indebtedness to be declared to be due and payable prior to its stated maturity.

               (j)  ERISA. An employee benefit plan that is intended to be
                    -----
qualified under the Code shall lose its qualification, and the loss can reasonably be expected to impose on the Controlled Group liability (for additional taxes to Plan participants, or otherwise) in the aggregate amount of $250,000 or more; any member of the Controlled Group engages in or becomes liable for a non-exempt prohibited transaction and the initial tax or additional tax under Section 4975 of the Code might reasonably be expected to exceed $100,000; a violation of Section 404 or 405 of ERISA or Section 401(a)(2) of the Code that can be reasonably expected to expose the Controlled Group to liability in excess of $250,000; any member of the Controlled Group is assessed a tax under Section 4980B of the Code or is liable for failure to comply with the
Section 4980B notice and continuation coverage requirements that can be reasonably expected to result in liability to the Controlled Group in excess of $250,000; any member of the Controlled Group is assessed a penalty under Section 502(c)(2) of ERISA or Section 6652(e) of the Code that can be reasonably expected to expose the Controlled Group to liability in excess of $250,000; or any combination of the foregoing events that involves potential liability in excess of $250,000.

               (k)  Loan Documents. This Agreement, the Working Capital Notes,
                    --------------
any of the other Loan Documents or any of the Covenant Agreements shall for any reason be revoked or invalidated, or otherwise cease to be in full force and effect, except as a direct result of the acts or omissions of the Agent or the Lenders.

               (l)  Material Adverse Change. Any material adverse change occurs
                    -----------------------
in Borrower's financial condition or business or operations (including, without limitation, any material adverse change caused by Borrower becoming subject to any statute, regulation or order of any governmental authority after the date hereof).

               (m)  Partners of Borrower.  The General Partner ceases to be the
                    --------------------
sole general partner of Borrower. Any change occurs in the identity or ownership interests of any limited partner of Borrower owning at least a 10% interest at such time, other than pursuant to the Employee Option Agreement or pursuant to the RIMCO Loan documents.

               (n)  Ownership of the General Partner. John Fox and the members
                    --------------------------------
of his immediate family cease to own collectively at least seventy-five percent (75%) of the issued and outstanding voting stock of General Partner.

               (o)  Failure to be a Partnership. Borrower is not treated as a
                    ---------------------------
partnership for federal income tax purposes.

               (p)  Columbia Contracts. Any of the Columbia Contracts shall
                    ------------------
cease to be in full force and effect for any reason, including, without limitation, as the result of being rejected or disaffirmed by Columbia Gas Transmission Corporation, a debtor in possession under federal bankruptcy laws.

               (q)  Regulatory Change. There shall be any legislative action by
                    -----------------
any local, state or federal agency or other governmental entity resulting in any regulatory control of Borrower's operations, the result of which has or could have, in Lenders' reasonable opinion, a significant financial impact on, or control of, its financial condition.

          SECTION #.  REMEDIES. (a) Automatic Acceleration of Loan. Upon the
                      --------      ------------------------------
occurrence of any Event of Default specified in Section 11(g) or (h), the obligation of the Lenders to make Advances under the Working Capital Loan shall automatically terminate and the unpaid principal amount of the Working Capital Loan and all interest and other amounts payable hereunder, under the Working Capital Notes or any of the Security Documents, shall automatically become due and payable without further act of the Agent or the Lenders.

               (b)  Optional Acceleration of Loan. Upon the occurrence of any
                    -----------------------------
 Event of Default (other than those specified in Section 12(a) above), the Agent may, from time to time, do any or all of the following:

                    (i) Declare all or any part of the Working Capital Loan to be forthwith due and payable, together with all accrued and unpaid interest thereon and all other amounts payable hereunder or under any of the other Loan Documents, without presentment, demand, protest or other notice of any kind, all of which are expressly waived by Borrower;

                    (ii)  Declare the Commitments terminated;

                    (iii) With respect to any and all contingent, unmatured or unliquidated obligations of Borrower hereunder, including without limitation any and all outstanding Letters of Credit, declare and require that cash in an amount equal to the aggregate outstanding amount of all such obligations be immediately paid over, pledged and delivered to the Agent on behalf of the Lenders to be held as Cash Collateral for such obligations; and

                    (iv) Proceed with every remedy provided for herein or in the Working Capital Notes, the Security Documents or any contract, agreement or undertaking supplemental hereto and the Lenders shall have, without limitation, all of the rights of a secured party under the Uniform Commercial Codes as then in effect with respect to any security then held for the Loans.

          The enforcement of any rights of the Agent and the Lenders as to the security for the Loans shall not affect the rights of the Agent or the Lenders to enforce payment of the Working Capital Loan against Borrower and to recover judgment against Borrower for any portion thereof remaining unpaid.

               (c)  Setoff. Upon the occurrence of any Event of Default, each
                    ------
Lender shall have the right at any time and from time to time, without prior notice to Borrower (which notice is hereby waived by Borrower to the fullest extent permitted by law), to setoff and apply any debt owing to Borrower by such Lender, including without limitation, any deposits (general or special, time or demand, provisional or final) now or hereafter maintained by Borrower with such Lender, against any and all obligations of Borrower now or hereafter existing under this Agreement or any of the other Loan Documents, although such obligations may be contingent or unmatured, and for such purpose Borrower hereby grants a security interest in and assigns to each Lender all such deposit accounts.

         SECTION #.  THE AGENT.
                     ---------
               (a)  Appointment. Each Lender hereby irrevocably designates and
                    -----------
appoints Norwest as the Agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes Norwest as the Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent.

               (b)  Delegation of Duties. The Agent may execute any of its
                    --------------------
duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible to the Lenders for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

               (c)  Exculpatory Provisions. Neither the Agent nor any of its
                    ----------------------
officers, directors, employees, agents, attorneys-in-fact or affiliates shall be
(i) liable for any action lawfully taken or omitted to be taken by it or such Person or entity under or in connection with this Agreement or any other Loan Document (except for its or such Person's or entity's own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any representative thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the Working Capital Notes or any other Loan Document or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower.

               (d)  Reliance by Agent. The Agent shall be entitled to rely, and
                    -----------------
shall be fully protected in relying, upon any Working Capital Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy or telex message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Working Capital Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the Working Capital Notes and the other Loan Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Working Capital Notes.

               (e)  Notice of Default. The Agent shall not be deemed to have
                    -----------------
knowledge or notice of the occurrence of any Unmatured Event of Default or Event of Default hereunder unless the Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Unmatured Event of Default or Event of Default and stating that such notice is a "notice of default." In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Lenders.

               (f)  Non-Reliance on Agent and Other Lenders. Each Lender
                    ---------------------------------------
  expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to make its Working Capital Loan hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

               (g)  Indemnification. Lenders agree to indemnify the Agent in its
                    ---------------
capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to the respective amounts of their original Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Working Capital Notes) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement, any of the other Loan Documents or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such
- --------
liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Agent's gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of the Working Capital Notes and all other amounts payable hereunder.

               (h)  Agent and Lenders in Their Individual Capacity. Each of the
                    ----------------------------------------------
Agent, the Lenders and their respective affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though such Person was not the Agent and/or Lender, as the case may be, hereunder and under the other Loan Documents. With respect to Advances made by it and any Working Capital Note issued to it, the Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" shall include the Agent in its individual capacity.

               (i)  Successor Agent. The Agent may resign as Agent upon 10 days'
                    ---------------
notice to the Lenders. If the Agent shall resign as Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be approved by the Borrower, whereupon such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Working Capital Notes, other than to give notice of the appointment of such successor agent to Borrower. Borrower is entitled to rely upon the existing Agent until Borrower has received notice of the appointment of a successor agent. After any retiring Agent's resignation as Agent, the provisions of this subsection shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.
               (j)  Borrower Entitled to Rely on Agent. Borrower shall be
                    ----------------------------------
entitled to rely upon the Agent's written actions and representations.

          SECTION #.  MISCELLANEOUS.
                      -------------

               (a)  No Waiver; Cumulative Remedies. No delay on the part of the
                    ------------------------------
 Agent or any Lender in exercising any right, power, privilege or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise or waiver of any right, power, privilege, or remedy hereunder preclude any other or further exercise of such right, power, privilege, or remedy hereunder or the exercise of any other right, power or privilege or remedy. The rights and remedies of the Agent and the Lenders contained herein are cumulative and not exclusive of any right or remedy which the Agent and the Lenders shall otherwise have pursuant to the Security Documents, the Working Capital Notes or applicable law. The obligations of Borrower contained herein are cumulative, and compliance by Borrower with any covenant shall not excuse compliance by Borrower with any other covenant.

               (b)  Notices. All notices given hereunder shall be in writing,
                    -------
shall be given by certified mail, return receipt requested, overnight courier service, telecopy, facsimile or copy delivered by hand, and, (i) if mailed, shall be deemed received three Business Days after having been deposited in a receptacle for United States mail, postage prepaid, (ii) if delivered by overnight air courier service, shall be deemed received one Business Day after having been deposited with such overnight air courier service, postage prepaid, and (iii) if delivered by telex, telecopy or hand delivery, shall be deemed received on the day the notice is sent, in each case addressed as follows:


          If to Borrower, to:

          MarkWest Hydrocarbon Partners, Ltd.
          5613 DTC Parkway, Suite 400
          Englewood, Colorado 80111
          Attention: Finance Department
          Fax. No.: (303) 290-8769



          If to the Lenders, to:

          Norwest Bank Denver, National Association
          1700 Broadway
          Denver, Colorado 80274-0099
          Attention: Energy and Minerals Group
          Fax. No.: (303) 863-5196



          First American National Bank
          4894 Poplar Avenue
          Memphis, TN 38117
          Attention: National Accounts
          Fax. No.: (901) 762-5665



          If to the Agent, to:

          Norwest Bank Denver, National Association
          1700 Broadway
          Denver, Colorado 80274-0099
          Attention: Energy and Minerals Group
          Fax. No.: (303) 863-5196

Any party may, by written notice so delivered to the others, change the address or facsimile number to which delivery shall thereafter be made.

               (c)  Counterpart Execution. This Agreement may be executed in any
                    ---------------------
number of counterparts which together will be but one and the same instrument. This Agreement shall become effective whenever each party shall have signed at least one counterpart.

               (d)  Governing Law; Entire Agreement. THIS AGREEMENT AND THE
                    -------------------------------
WORKING CAPITAL NOTES SHALL BE DEEMED TO BE CONTRACTS UNDER THE LAWS OF COLORADO AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE. Such documents and any other Loan Documents, together with the Security Documents, constitute and incorporate the entire agreement between the Agent, the Lenders and Borrower concerning the subject matter hereof and thereof, and supersede and cancel any prior or contemporaneous agreements, verbal or written, between the Agent, the Lenders and Borrower concerning the subject matter hereof and thereof.

               (e)  Amendments and Waivers. No waiver of any provision of this
                    ----------------------
Agreement, the Working Capital Notes, the Covenant Agreements or any of the Security Documents, and no consent with respect to any departure by Borrower therefrom or by the respective parties to the Covenant Agreements, shall be effective unless the same shall be in writing and signed by the Agent, at the direction of the Required Lenders. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the Agent and the Required Lenders. All consents, waivers and other action to be taken by the Lenders hereunder shall only be taken upon approval of the Required Lenders. Any waiver shall be effective only in the specific instance and for the specific purpose for which given. Any consent or approval contemplated herein by the Required Lenders or the Lenders may be granted or withheld in the sole discretion of such Persons.

               (f)  Costs, Expenses and Indemnity. Borrower shall reimburse and
                    -----------------------------
pay the Agent, the Issuer and the Lenders for all fees, costs and expenses (including, without limitation, attorneys' fees, court costs and legal expenses and consultants' and experts' fees and expenses, the costs of the Agent's inspection of the Collateral and the costs and expenses of title or lien searches and filing and recording fees and expenses), reasonably incurred or expended in connection with (i) the preparation, execution and delivery of this Agreement, the Working Capital Notes and the other Loan Documents, subject
                                                                   -------
however to the terms of the letter agreement between Borrower and the Agent
- -------
regarding the maximum legal fees to be charged by the Agent's counsel for the preparation and execution of the Loan Documents to be delivered at closing, (ii) the enforcement of this Agreement, the Working Capital Notes and the other Loan Documents and any amendments, waivers or modifications of such documents, (iii) the breach by Borrower of any representation or warranty contained in this Agreement, the Security Documents or any other Loan Document, (iv) the failure by Borrower to perform any agreement, covenant, condition, indemnity or obligation contained in this Agreement, the Security Documents or any other Loan Document, (v) the Agent's or the Lenders' exercise of any of their rights and remedies under this Agreement, the Security Documents and the other Loan Documents, or (vi) the protection of the Collateral and the liens thereon and security interests therein. Borrower shall indemnify, defend and hold harmless the Agent, the Issuer and each Lender and persons or entities owned or controlled by or affiliated with such Persons and their respective directors, officers, shareholders, partners, employees, consultants and agents (herein individually called an "Indemnified Party," and collectively called "Indemnified
                        -----------------                            -----------
Parties") from and against, and reimburse and pay Indemnified Parties with
- -------
respect to, any and all claims, demands, liabilities, losses, damages (including, without limitation, actual, consequential, exemplary and punitive damages), causes of action, judgments, penalties, fees, costs and expenses (including, without limitation, attorneys' fees, court costs and legal expenses and consultants' and experts' fees and expenses), of any and every kind or character, known or unknown, fixed or contingent, that may be imposed upon, asserted against or incurred or paid by or on behalf of any Indemnified Party on account of, in connection with, or arising out of (a) any bodily injury or death or property damage occurring in or upon or in the vicinity of the Collateral through any cause whatsoever, (b) any act performed or omitted to be performed hereunder or the breach of or failure to perform any warranty, representation, indemnity, covenant, agreement or condition contained in this Agreement, the Security Documents or any other Loan Documents, (c) any transaction, act, omission, event or circumstance arising out of or in any way connected with the Collateral or with this Agreement, the Security Documents or any other Loan Documents, and (d) subject to the exceptions and limitations contained in the Security Agreements, the violation of or failure to comply with any statute, law, rule, regulation or order now existing or hereafter occurring, including without limitation, "Environmental Laws" (as defined in the Security Agreements) and statutes, laws, rules, regulations and orders relating to "Hazardous Substances" (as defined in the Security Agreements). The foregoing indemnities shall not apply to any Indemnified Party to the extent the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of that or another Indemnified Party or a successful suit by Borrower against such Indemnified Party. If Borrower and the Indemnified Party are jointly named in any action covered by this Section 14, the Indemnified Party shall cooperate in the defense of such action to the extent its own rights or defenses are not compromised thereby. Subject to the exceptions and limitations contained in the Security Agreements, the foregoing indemnities shall not terminate upon release, foreclosure or other termination of this Agreement or the Security Documents, but shall survive such release, foreclosure or termination and the repayment of the Loans. Any amount to be paid hereunder by Borrower to the Agent, the Issuer or any Lender or for which Borrower has indemnified an Indemnified Party shall be a demand obligation owing by Borrower to the Agent, the Issuer or such Lender and shall bear interest at the Late Payment Rate until paid, and shall constitute a part of the Working Capital Loan and be indebtedness secured by the Security Documents.

               (g)  Inconsistent Provisions; Severability. In case of any
                    -------------------------------------
irreconcilable conflict between the provisions of this Agreement and those of the Security Documents and the Working Capital Notes, the provisions of this Agreement shall govern. The invalidity, illegality or unenforceability of any provision of any of the Loan Documents shall not in any way affect or impair the legality or enforceability of the remaining provisions of each of the Loan Documents.

               (h)  Incorporation of Exhibits and Schedules. All Exhibits and
                    ---------------------------------------
Schedules attached to this Agreement are a part hereof and are incorporated herein for all purposes.

               (i)  Amendment of Defined Instruments. Unless the context
                    --------------------------------
  otherwise requires or unless otherwise provided herein the terms defined in this Agreement which refer to a particular agreement, instrument or document also refer to and include all renewals, extensions and modifications of such agreement, instrument or document, provided that nothing contained in this section shall be construed to authorize any such renewal, extension or modification.

               (j)  References and Titles. All references in this Agreement to
                    ---------------------
Exhibits, Schedules, Sections and Subsections and other subdivisions refer to the Exhibits, Schedules, Sections and Subsections and other subdivisions of this Agreement unless expressly provided otherwise. Headings are for convenience only and do not constitute any part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words "this Agreement", "this instrument", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

               (k)  Calculations and Determinations. Unless otherwise expressly
                    -------------------------------
provided herein or unless the Lenders otherwise consent, all financial statements and reports furnished to the Agent or the Lenders hereunder shall be prepared and all financial computations and determinations pursuant hereto shall be made in accordance with GAAP.

               (l)  Usury. It is not intended hereby to charge interest at a
                    -----
rate in excess of the maximum rate of interest that the Agent and the Lenders may charge to Borrower under applicable usury and other laws, but if, notwithstanding, interest in excess of such rate shall be paid hereunder, the interest rates provided for herein shall be adjusted to the maximum permitted under applicable law during the period or periods that any of the interest rates otherwise provided herein would exceed such rate and any excess amount applied at the Lenders' option to reduce the outstanding principal balance of the Working Capital Loans or to be returned to Borrower.

               (m)  Waiver of Right to Trial by Jury. EACH PARTY TO THIS
                    --------------------------------
  AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR (b) IN ANY WAY CONNECTED WITH OR RELATED TO INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

               (n)  Successors and Assigns. This Agreement shall be binding upon
                    ----------------------
and shall inure to the benefit of the parties hereto and their respective successors and assigns, except that Borrower may not transfer or assign any of its rights or obligations hereunder without the Agent's, the Issuer's and each of the Lenders' prior written consent. The Working Capital Note, this Agreement and any other Loan Document may be endorsed, assigned, or transferred in whole or in part by any Lender, and any subsequent holder and assignee of same shall succeed to and be possessed of the rights of such Lender under such documents to the extent transferred and assigned; provided however, that such endorsement,
                                     -------- -------
assignment or transfer shall not be binding upon Borrower until Borrower has received written notice of such endorsement, assignment or transfer.

               (o)  Term of Agreement. Except as set forth in Section 14(f),
                    -----------------
this Agreement shall continue in full force and effect so long as any indebtedness or other obligation of Borrower to the Lenders remains unpaid or outstanding or Borrower has any right to Advances hereunder.

               (p)  Jurisdiction. At the option of the Agent or the Lenders, an
                    ------------
action may be brought to enforce this Agreement in the District Court in and for the City and County of Denver, State of Colorado, in the United States District Court for the District of Colorado or in any other court in which venue and jurisdiction are proper. Borrower and all guarantors hereof consent to venue and jurisdiction in the District Court in and for the City and County of Denver, State of Colorado and in the United States District Court for the District of Colorado and to jurisdiction and service of process under Sections 13-1-124(1)(a) and 13-1-125, Colorado Revised Statutes (1973), as amended, in any action commenced to enforce this Agreement.


          EXECUTED to be effective as of the day and year first above written.

                                   MARKWEST HYDROCARBON PARTNERS,
                                   LTD.

                                   By:  MarkWest Hydrocarbon, Inc.
                                             General Partner



                                             By:
                                                     Patrick W. Murray,
                                                     Vice President



                                   NORWEST BANK DENVER,
                                   NATIONAL ASSOCIATION,
                                   individually and as Agent



                                   By:  ____________________________
                                        Mark Williamson,
                                        Vice President



                                   FIRST AMERICAN NATIONAL BANK



                                   By:  ____________________________
                                        David C. May,

                                   Vice President